Prospectus for MainStay Equity Funds	March 2, 2009
MainStay® Funds
Equity Funds
MainStay All Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Growth Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay Mid Cap Core Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Company Value Fund
MainStay Value Fund
International Equity Fund
MainStay International Equity Fund
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	Investment Objective: Principal Investment Strategies and Principal Risks: An Overview
Equity Funds
7	MainStay All Cap Growth Fund
13	MainStay Capital Appreciation Fund
19	MainStay Common Stock Fund
25	MainStay Growth Equity Fund
31	MainStay Large Cap Growth Fund
37	MainStay MAP Fund
44	MainStay Mid Cap Core Fund*
50	MainStay Mid Cap Growth Fund
56	MainStay Mid Cap Value Fund
62	MainStay S&P 500 Index Fund
68	MainStay Small Cap Growth Fund
74	MainStay Small Company Value Fund**
80	MainStay Value Fund
International Equity Fund
85	MainStay International Equity Fund
92	More About Investment Strategies and Risks
96	Shareholder Guide
125	Know With Whom You Are Investing
134	Financial Highlights

*	Effective September 29, 2008, MainStay Mid Cap Opportunity Fund changed its name to MainStay Mid Cap Core Fund.
**	Effective February 13, 2009, MainStay Small Cap Opportunity Fund changed its name to MainStay Small Company Value Fund.
Investment Objective: Principal Investment Strategies and Principal Risks: An Overview

This Prospectus discusses certain MainStay Funds that are series of Eclipse Funds Inc., a Maryland corporation, Eclipse Funds, a Massachusetts business trust, and The MainStay Funds, a Massachusetts business trust, (collectively referred to as the "Funds" or the "MainStay Funds") that invest primarily in equity securities and seek to provide varying combinations of capital appreciation and income. Each Fund is managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager").

New York Life Investments has retained MacKay Shields LLC ("MacKay Shields"), Madison Square Investors LLC ("Madison Square Investors"), and Institutional Capital LLC ("ICAP"), each an affiliate of New York Life Investments, as Subadvisors for some of the Funds.

MacKay Shields is responsible for the day-to-day portfolio management of the following Funds: (1) MainStay All Cap Growth Fund; (2) MainStay Capital Appreciation Fund; (3) MainStay Mid Cap Growth Fund; (4) MainStay Mid Cap Value Fund; (5) MainStay Small Cap Growth Fund; (6) MainStay Small Company Value Fund; (7) MainStay Value Fund; and (8) MainStay International Equity Fund.

Madison Square Investors is responsible for the day-to-day portfolio management of the following Funds: (1) MainStay Common Stock Fund; (2) MainStay Growth Equity Fund; (3) MainStay Mid Cap Core Fund; and (4) MainStay S&P 500 Index Fund.

ICAP is responsible for the day-to-day portfolio management of a portion of the MainStay MAP Fund.

New York Life Investments has retained Markston International LLC ("Markston") as the Subadvisor responsible for the day-to-day portfolio management of a portion of the MainStay MAP Fund.

New York Life Investments has also retained Winslow Capital Management, Inc. ("Winslow") as the Subadvisor responsible for the day-to-day portfolio management of the MainStay Large Cap Growth Fund.

For more specific information about New York Life Investments and the Funds' Subadvisors, see "Know With Whom You're Investing—Who Manages Your Money."

Each Fund pursues different strategies to achieve its investment objective. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Under normal market conditions, the Funds invest primarily in equity securities. The MainStay International Equity Fund invests primarily in non-U.S. equity securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common and preferred stocks;

  convertible securities;

  American Depositary Receipts ("ADRs"); and

  real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

  Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Foreign Securities

Certain Funds may invest in foreign securities, which may be subject to greater difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, and possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

Debt Securities

Certain Funds may invest in debt instruments for income or other reasons. Investors buy debt instruments primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

NAV Will Fluctuate

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings.

More Information

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

MainStay All Cap Growth Fund
The MainStay All Cap Growth Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

Principal Investment Strategy

The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the Russell 3000® Growth Index. The Fund normally invests at least 80% of its assets in equity securities.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $8 million to $422 billion.

Investment Process

The Fund normally invests in securities of companies with investment characteristics such as:

  participation in expanding product or service markets;

  increasing unit sales volume;

  growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500® Index; and

  increasing return on investment.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $480 million to $406 billion.

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Fund may invest in any other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as:

  new management;

  new products;

  changes in consumer demand; and

  changes in the economy.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Fund may invest in companies with mid to small market capitalizations. Such stocks are generally less established and may be more volatile and less liquid than stocks of other companies. Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently may be more volatile. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects. Smaller capitalization companies may be more vulnerable to adverse business or market developments than larger-capitalization companies.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999–2008)
	Return	Quarter/Year
Highest return/best quarter	21.17%	4Q/99
Lowest return/worst quarter	-27.32%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay All Cap Growth Fund
Return Before Taxes on Distributions
Investor Class	-47.33%	-5.17%	-5.51%
Class A	-47.22%	-5.13%	-5.49%
Class B	-47.51%	-5.18%	-5.75%
Class C	-45.28%	-4.80%	-5.74%
Class I	-43.91%	-3.54%	-4.63%
Return after Taxes on Distributions[2]
Class I	-43.91%	-3.76%	-5.18%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-28.54%	-2.83%	-3.62%
Russell 3000® Growth Index[3] (reflects no deductions for fees, expenses, or taxes)	-38.44%	-3.33%	-4.01%
S&P 500® Index[4] (reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. The Russell 3000® Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. You cannot invest directly in an index.
4	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.56%	0.30%	0.56%	0.56%	0.13%
Total Annual Fund Operating Expenses[5]	1.66%	1.40%	2.41%	2.41%	0.98%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.02)%	(0.13)%	(0.02)%	(0.02)%	(0.05)%
Net Annual Fund Operating Expenses[5]	1.64%	1.27%	2.39%	2.39%	0.93%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.850% on assets up to $500 million; 0.825% on assets from $500 milion to $1 billion; and 0.800% on assets in excess of $1 billion.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.64%; Class A, 1.27%; Class B, 2.39%; Class C, 2.39%; and Class I, 0.93%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.54% for Class A shares, 2.29% for Class B shares and 2.29% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$708	$672	$242	$742	$242	$342	$95
3 years	$1,043	$957	$750	$1,050	$750	$750	$307
5 years	$1,401	$1,262	$1,284	$1,484	$1,284	$1,284	$537
10 years	$2,406	$2,127	$2,559	$2,559	$2,745	$2,745	$1,197
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Capital Appreciation Fund
The MainStay Capital Appreciation Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

Principal Investment Strategy

The Fund normally invests in securities of U.S. companies with investment characteristics such as:

  participation in expanding product or service markets;

  increasing unit sales volume;

  increasing return on investment; and

  growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500® Index.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $480 million to $406 billion.

Investment Process

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Fund may invest in other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

  new management;

  new products;

  changes in consumer demand; and

  changes in the economy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	20.31%	4Q/99
Lowest return/lowest quarter	-21.26%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Capital Appreciation Fund
Return Before Taxes on Distributions
Investor Class	-42.90%	-6.02%	-6.03%
Class A	-42.76%	-5.98%	-6.01%
Class B	-43.04%	-6.02%	-6.22%
Class C	-40.65%	-5.67%	-6.22%
Class I	-39.20%	-4.51%	-5.26%
Return After Taxes on Distributions[2]
Class B	-43.04%	-6.23%	-6.74%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-27.98%	-4.90%	-4.83%
Russell 1000® Growth Index[3]
(reflects no deductions for fees, expenses, or taxes)	-38.44%	-3.42%	-4.27%
S&P 500® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.
3	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses2,[4]	0.63%	0.36%	0.52%	0.53%	0.17%
Total Annual Fund Operating Expenses	1.50%	1.23%	2.14%	2.15%	0.79%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, the fund accounting agreement was incorporated into the Fund's management agreement, resulting in a 0.01% increase in the Fund's management fee. This increase in the Fund's management fee was offset by an equivalent decrease in the Fund's "Other Expenses," resulting in no net increase in the Fund's "Total Annual Fund Operating Expenses." Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$694	$668	$217	$717	$218	$318	$81
3 years	$998	$919	$670	$970	$673	$673	$252
5 years	$1,323	$1,188	$1,149	$1,349	$1,154	$1,154	$439
10 years	$2,242	$1,957	$2,310	$2,310	$2,483	$2,483	$978
*	The above example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.
MainStay Common Stock Fund
The MainStay Common Stock Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in common stocks.

Investment Process

Madison Square Investors, the Fund's Subadvisor, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500® Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large capitalizations. The Fund normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500® Index and the Russell 1000® Index. The Fund is managed with a core orientation (including growth and value equities). The Subadvisor uses a bottom-up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends. The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the relative valuation of the security compared to the Fund's universe and the security's industry, and meaningful changes in the issuer's financial condition.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $480 million to $406 billion.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes securities of approximately 1000 of the largest publicly-traded companies based on a combination of their market capitalizations and the securities of current index membership. The Russell 1000 represents approximately 92% of the U.S. market capitalization. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $422 billion.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares through December 27, 2004, adjusted for differences in certain contractual expenses and fees. Class R2 shares were first offered on December 14, 2007 and Investor Class shares were first offered on February 28, 2008. Performance figures for Class R2 shares and Investor Class shares include the historical performance of Class A shares through December 13, 2007 and February 27, 2008, respectively, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	21.88%	4Q/99
Lowest return/worst quarter	-22.08%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Common Stock Fund
Return Before Taxes on Distributions
Investor Class	-41.07%	-3.80%	-2.28%
Class A	-40.89%	-3.74%	-2.25%
Class B	-41.26%	-3.77%	-2.45%
Class C	-38.74%	-3.42%	-2.45%
Class I	-37.19%	-2.15%	-1.32%
Class R2	-37.51%	-2.75%	-1.80%
Return After Taxes on Distributions[2]
Class B	-41.26%	-4.19%	-2.69%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-26.82%	-3.15%	-2.04%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
Russell 1000® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-37.60%	-2.04%	-1.09%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I and R2 shares may vary.
3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R2
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None	0.25%
Other Expenses2,[4]	0.65%	0.37%	0.59%	0.59%	0.12%	0.22%
Acquired (Underlying) Fund Fees and Expenses[5]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[6]	1.49%	1.21%	2.18%	2.18%	0.71%	1.06%
Fee Recoupments/(Waivers/Reimbursements)[6]	(0.07)%	(0.15)%	(0.01)%	(0.01)%	(0.07)%	(0.07)%
Net Annual Fund and Underlying Fund Expenses[6]	1.42%	1.06%	2.17%	2.17%	0.64%	0.99%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[6]	1.40%	1.04%	2.15%	2.15%	0.62%	0.97%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.550% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion and 0.500% on asets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, the fund accounting agreement was incorporated into the Fund's management agreement, resulting in a 0.02% increase in the Fund's management fee. This increase in the Fund's management fee was offset by an equivalent decrease in the Fund's "Other Expenses," resulting in no net increase in the Fund's "Total Annual Fund Operating Expenses." Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" for Class R2 shares include shareholder service fees of 0.10%.
5	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.04%; Class B, 2.15%; Class C, 2.15%; Class I, 0.62% and Class R2, 0.97%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limit for Class R2 shares at 0.97%. The limitations for the other share classes were the same as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R2
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$687	$652	$220	$720	$220	$320	$65	$101
3 years	$989	$899	$681	$981	$681	$681	$220	$330
5 years	$1,312	$1,165	$1,169	$1,369	$1,169	$1,169	$388	$578
10 years	$2,226	$1,923	$2,338	$2,338	$2,513	$2,513	$876	$1,288
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Growth Equity Fund
The MainStay Growth Equity Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in equity securites.

Investment Process

The Fund invests generally in large capitalization stocks that Madison Square Investors, the Fund's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the Russell 1000® Growth Index) over the long term.

The Subadvisor uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company-specific factors, such as those listed below, and not general economic conditions.

In selecting stocks for the Fund, the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that drive the U.S. large and mid cap growth stocks in a disciplined, risk control framework. The model uses as inputs the following factors: behavioral factors related to price and earnings revisions, valuation, earnings quality and management behavior factors. The Fund may also engage in the lending of portfolio securities.

The Subadvisor engages in periodic rebalancing with purpose of gaining maximum exposure to attractive fundamentals that drive U.S. large and mid cap stocks in a disciplined, risk controlled framework.

The Fund may invest in common stock and other equity securities, in equity related securities such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $422 billion, approximately.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Fund's use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

The Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

Best and Worst Quarterly Returns, Class I Shares
(2006-2008)
	Returns	Quarter/Year
Highest return/best quarter	7.85%	2Q/07
Lowest return/worst quarter	-21.64%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Growth Equity Fund
Return Before Taxes on Distributions
Investor Class	-42.25%	-8.82%
Class A	-42.16%	-8.78%
Class B	-42.41%	-8.47%
Class C	-39.99%	-7.89%
Class I	-38.59%	-6.87%
Return After Taxes on Distributions[2]
Class I	-38.63%	-6.98%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-25.03%	-5.76%
Russell 1000® Growth Index[3] (reflects no deductions for fees, expenses, or taxes)	-38.44%	-7.96%
1	The Fund commenced operations on November 4, 2005. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.66%	0.23%	0.56%	0.56%	0.11%
Acquired (Underlying) Fund Fees and Expenses[5]	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[6]	1.63%	1.20%	2.28%	2.28%	0.83%
Fee Recoupments/(Waivers/Reimbursements)[6]	(0.26)%	(0.01%)	(0.16%)	(0.16%)	(0.00%)
Net Annual Fund and Underlying Fund Expenses[6]	1.37%	1.19%	2.12%	2.12%	0.83%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[6]	1.35%	1.17%	2.10%	2.10%	0.81%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.70% on assets up to $500 million and 0.675% on assets in excess of $500 million.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class Shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.35%; Class A, 1.25%; Class B, 2.10%; Class C, 2.10%; and Class I, 1.00%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitation at 2.00% for Class B shares and 2.00% for Class C shares. The limitations for the Class A shares and Class I shares were the same as in the April 1, 2008 Agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no Redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$682	$665	$215	$715	$215	$315	$85
3 years	$1,012	$909	$697	$997	$697	$697	$265
5 years	$1,365	$1,172	$1,206	$1,406	$1,206	$1,206	$460
10 years	$2,356	$1,924	$2,440	$2,440	$2,603	$2,603	$1,025
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Large Cap Growth Fund
The MainStay Large Cap Growth Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategy

The Fund invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings) in large capitalization companies. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase and generally are improving their financial returns. The Fund's investment strategy may result in high portfolio turnover.

Investment Process

The Fund will invest in those companies that Winslow, the Fund's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes:

  addressing markets with growth opportunities;

  leading or gaining market share;

  identifiable and sustainable competitive advantages;

  a management team that can perpetuate the firm's competitive advantages; and, in the Subadvisor's view,

  high, and preferably rising, returns on invested capital.

The Subadvisor takes a bottom-up investment approach when selecting investments for the Fund. This means it bases investment decisions on company specific factors, not general economic conditions. The Subadvisor also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when:

  a stock becomes fully valued or a position exceeds 5% of the Fund, and/or the fundamental business prospects are deteriorating.

Additionally, all stocks that decline 20% or more from a recent high are immediately reviewed for possible fundamental deterioration.

Typically, the Subadvisor invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Since the Fund may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Please see "More About Investment Strategies and Risks" for a more detailed discussion of foreign securities risks.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Performance data for the classes varies based on differences in their fee and expense structures. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to the Class A shares. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, and the Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class A shares through March 31, 2005 and April 27, 2006, respectively, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class A Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class A Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	27.20%	4Q/99
Lowest return/worst quarter	-22.57%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Large Cap Growth Fund
Return Before Taxes on Distributions
Investor Class	-41.98%	-1.38%	-2.20%
Class A	-41.98%	-1.38%	-2.20%
Class B	-42.13%	-1.40%	-2.37%
Class C	-39.75%	-1.04%	-2.40%
Class I	-38.38%	0.21%	-1.29%
Class R1	-38.45%	0.05%	-1.42%
Class R2	-38.58%	-0.20%	-1.66%
Class R3	-38.66%	-0.47%	-1.92%
Return After Taxes on Distributions[2]
Class A	-41.98%	-1.38%	-4.94%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class A	-27.29%	-1.17%	-2.78%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)[3]	-38.44%	-3.42%	-4.27%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)[4]	-37.00%	-2.19%	-1.38%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A shares of the Fund. After-tax returns for the Investor Class, Class B, C, I, R1, R2 and R3 shares may vary.
3	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses2,[4]	0.40%	0.27%	0.38%	0.38%	0.20%	0.29%	0.30%	0.32%
Total Annual Fund Operating Expenses[5]	1.39%	1.26%	2.12%	2.12%	0.94%	1.03%	1.29%	1.56%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.01)%	(0.08)%	(0.02)%	(0.01)%	(0.14)%	(0.13)%	(0.14)%	(0.16)%
Net Annual Fund Operating Expenses[5]	1.38%	1.18%	2.10%	2.11%	0.80%	0.90%	1.15%	1.40%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.750% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.700% on assets from $750 million to $2 billion; 0.650% on assets from $2 billion to $3 billion; and 0.600% on assets in excess of $3 billion. Without this fee waiver, the actual fee would be 0.800% on assets up to $250 million; 0.750% on assets from $250 million to $500 million; 0.725% on assets from $500 million to $750 million; 0.700% on assets from $750 million to $2 billion; 0.650% on assets from $2 billion to $3 billion; and 0.600% on assets in excess of $3 billion. Effective August 1, 2008, the Fund's fund accounting agreement was incorporated into the Fund's management agreement, resulting in a 0.01% increase in the Fund's management fee. This increase in the management fee was offset by a 0.01% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class, Class I, R1, R2 and R3 shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.18%; Class B, 2.25%; Class C, 2.25%; Class I, 0.80%; Class R1, 0.90%, Class R2, 1.15%, and Class R3, 1.40%. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares, 0.75% for Class I shares, 0.85% for Class R1 shares, 1.10% for Class R2 shares and 1.35% for Class R3 shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$683	$664	$213	$713	$214	$314	$82	$92	$117	$143
3 years	$965	$920	$662	$962	$663	$663	$286	$315	$395	$477
5 years	$1,268	$1,196	$1,137	$1,337	$1,138	$1,138	$506	$556	$694	$835
10 years	$2,126	$1,982	$2,264	$2,264	$2,451	$2,451	$1,142	$1,248	$1,544	$1,843
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay MAP Fund
The MainStay MAP Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

Principal Investment Strategy

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in domestic securities but may invest up to 35% of its net assets, plus any borrowings for investment purposes, in foreign securities. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of this limitation.

The Fund employs two Subadvisors, ICAP and Markston, with complementary investment processes and styles, each of whom is responsible for managing a portion of the assets, as designated by New York Life Investments from time to time, under the general supervision of New York Life Investments.

Investment Process

In pursuing the Fund's investment objective, each Subadvisor seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadvisor believes will have improved performance. The Subadvisors' investment processes and styles are as follows:

ICAP: ICAP uses a team approach with a primarily large-cap value oriented investment style. ICAP's investment process involves three key components: research, valuation and identification of a catalyst. Before a security is added to the Fund, ICAP's investment team generally discusses, evaluates and approves each recommendation.

Research is key to ICAP's investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies.

Valuation: ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Identification of a Catalyst: ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

Markston: Factors examined by Markston to seek value opportunities include statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. Markston also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, Markston also assesses the judgment, quality and integrity of company management and the track record of product development.

Although, under normal circumstances, Markston intends for the portion of the Fund it subadvises to hold its securities for a relatively long period of time, Markston may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

To the extent that the fund invests a portion of its assets in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's performance.

Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund.

These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

Some foreign securities may not be traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing.

Convertible securities tend to be subordinate to other debt securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for these classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) through June 8, 1999. Performance figures for Class R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class A shares from inception (June 9, 1999) through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

As of June 30, 2006, ICAP and Markston each subadvise an allocated portion of the Fund's assets under the supervision of and as designated by New York Life Investments from time to time. From November 25, 2002 until June 30, 2006 Markston and Jennison Associates LLC served as the Fund's subadvisors. Prior to November 25, 2002, Markston was solely responsible for subadvising the Fund's portfolio.

Annual Returns, Class I Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Returns	Quarter/Year
Highest return/best quarter	20.27%	2Q/03
Lowest return/worst quarter	-22.97%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 Years or Life of Class
MainStay MAP Fund
Return Before Taxes on Distributions
Investor Class	-40.78%	-1.82%	2.72%
Class A	-40.74%	-1.81%	2.73%
Class B	-40.93%	-1.74%	2.56%
Class C	-38.45%	-1.45%	2.56%
Class I	-37.12%	-0.35%	3.40%
Class R1	-37.19%	-0.47%	3.53%
Class R2	-37.27%	-0.69%	3.29%
Class R3	-37.47%	-0.99%	3.00%
Return After Taxes on Distributions[1]
Class I	-37.29%	-1.57%	2.29%
Return After Taxes on Distributions and Sale of Fund Shares[1]
Class I	-23.91%	-0.24%	2.73%
Russell 3000® Index[2]
(reflects no deductions for fees, expenses, or taxes)	-37.31%	-1.95%	-0.80%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
1	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B, C, R1, R2 and R3 shares may vary.
2	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses2,[4]	0.36%	0.26%	0.33%	0.33%	0.22%	0.27%	0.31%	0.32%
Total Annual Fund Operating Expenses[5]	1.35%	1.25%	2.07%	2.07%	0.96%	1.01%	1.30%	1.56%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.00)%	(0.06)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses[5]	1.35%	1.19%	2.07%	2.07%	0.96%	1.01%	1.30%	1.56%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $1 billion and 0.70% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, the fund accounting agreement was incorporated into the Fund's management agreement, resulting in a 0.01% increase in the Fund's management fee. This increase in the Fund's management fee was offset by an equivalent decrease in the Fund's "Other Expenses," resulting in no net increase in the Fund's "Total Annual Fund Operating Expenses." Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.45%; Class A, 1.19%; Class B, 2.20%; Class C, 2.20%; Class I, 0.98%; Class R1, 1.08%, Class R2, 1.33%, and Class R3, 1.58%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.35% for Class A shares, 2.10% for Class B shares and 2.10% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$680	$665	$210	$710	$210	$310	$98	$103	$132	$159
3 years	$954	$919	$649	$949	$649	$649	$306	$322	$412	$493
5 years	$1,249	$1,193	$1,114	$1,314	$1,114	$1,114	$531	$558	$713	$850
10 years	$2,085	$1,973	$2,216	$2,216	$2,400	$2,400	$1,178	$1,236	$1,568	$1,856
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Mid Cap Core Fund*
The MainStay Mid Cap Core Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap® Index, and invests primarily in common stocks of U.S. companies. Madison Square Investors, the Fund's Subadvisor, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes securities of approximately 800 of the smallest publicly-traded companies based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $15 billion.

Investment Process

The Subadvisor uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. The Subadvisor ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. The Subadvisor ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that the Subadvisor believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model. A stock's weight in the Fund is determined by its investment return prospects, risk outlook, transaction cost estimates as well as the portfolio risk control guidelines.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500® Index.

_____________

* Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund. Also effective September 29, 2008, the Fund changed its Principal Investment Strategy, Investment Process and Principal Risks.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002 through January 1, 2004 and the historical performance of the Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Performance figures for Class R3 shares, first offered on April 28, 2006, include the performance of Class I shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Effective September 29, 2008, the Fund changed its investment objective and principal investment strategy. The past performance in the bar chart and table reflect the Fund's prior investment objective and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	16.97%	2Q/03
Lowest return/worst quarter	-25.49%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Mid Cap Core Fund
Return Before Taxes on Distributions
Investor Class	-42.32%	-4.05%	1.17%
Class A	-42.29%	-4.03%	1.18%
Class B	-42.45%	-3.97%	0.98%
Class C	-40.06%	-3.69%	0.98%
Class I	-38.75%	-2.62%	2.04%
Class R3	-39.10%	-3.20%	1.43%
Return After Taxes on Distributions[2]
Class I	-38.93%	-3.60%	1.25%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-24.97%	-2.01%	1.74%
Russell Midcap® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-41.46%	-0.71%	3.18%
Russell Midcap® Value Index[4]
(reflects no deductions for fees, expenses, or taxes)	-38.44%	0.33%	4.44%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class, Class A, B, C and R3 shares may vary.

3	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, and represents approximately 31% of the total market capitalization of the Russell 1000® Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. Effective September 29, 2008, the Fund selected the Russell Midcap® Index as its primary benchmark in replacement of the Russell Midcap® Value Index, which the Fund retained as its secondary benchmark. The Fund selected the Russell Midcap® Index because it believes that this index is more reflective of the Fund's investment style.
4	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None	0.50%
Other Expenses[4]	0.88%	0.68%	0.79%	0.79%	0.51%	0.64%
Total Annual Fund Operating Expenses[5]	1.98%	1.78%	2.64%	2.64%	1.36%	1.99%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.53)%	(0.43)%	(0.44)%	(0.44)%	(0.32)%	(0.35)%
Net Annual Fund Operating Expenses[5]	1.45%	1.35%	2.20%	2.20%	1.04%	1.64%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average net assets. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. Other expenses for Class R3 shares include shareholder service fees of 0.10%. Other Expenses have been restated to reflect the expected impact of class and fee restructuring (where applicable).
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.45%; Class A, 1.35%; Class B, 2.20%; Class C, 2.20%; Class I, 1.04%; and Class R3, 1.64%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.35% for Class A shares, 2.10% for Class B shares and 2.10% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R3
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$689	$680	$223	$723	$223	$323	$106	$167
3 years	$1,089	$1,040	$779	$1,079	$779	$779	$399	$591
5 years	$1,513	$1,423	$1,361	$1,561	$1,361	$1,361	$714	$1,040
10 years	$2,689	$2,496	$2,781	$2,781	$2,941	$2,941	$1,607	$2,289
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Mid Cap Growth Fund
The MainStay Mid Cap Growth Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalization of companies in the Russell Midcap® Growth Index and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The Fund seeks to participate primarily in the technology, healthcare, communications and other high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields, the Fund's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. The Fund may also engage in the lending of portfolio securities.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ration and higher forecasted growth values. The market capitalizations of companies in the Russell Midcap® Growth Index fluctuate and as of December 31, 2008, they ranged from $24 million to $15 billion.

Investment Process

The Fund maintains a flexible approach toward investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:

  new management;

  new products;

  changes in consumer demand; and

  changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

In addition, the Fund normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The Fund's use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for the one- and five-year periods and for the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Class A, Class B and Class C shares were introduced on January 2, 2001. Performance figures for Class I shares, first offered on March 29, 2005, include the historical performance of Class A shares through March 28, 2005, adjusted for differences in certain contractual expenses and fees. Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Class R2 shares were first offered on December 14, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R2 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain contractual fees and expenses. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 2001-2008)

Best and Worst Quarterly Returns, Class B Shares
(2001-2008)
	Return	Quarter/Year
Highest return/best quarter	24.51%	2Q/03
Lowest return/worst quarter	-27.15%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	Life of Fund [1]
MainStay Mid Cap Growth Fund
Return Before Taxes on Distributions
Investor Class	-48.99%	-2.34%	-3.35%
Class A	-48.85%	-2.29%	-3.32%
Class B	-49.13%	-2.30%	-3.39%
Class C	-46.95%	-1.95%	-3.39%
Class I	-45.75%	-0.84%	-2.33%
Class R2	-45.97%	-1.29%	-2.74%
Class R3	-46.09%	-1.47%	-2.94%
Return After Taxes on Distributions[2]
Class B	-49.13%	-2.59%	-3.57%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-31.94%	-1.75%	-2.72%
Russell Midcap® Growth Index[3] (reflects no deductions for fees, expenses, or taxes)	-44.32%	-2.33%	-3.77%
1	The Fund commenced investment operations on January 2, 2001. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I, R2 and R3 shares may vary.
3	The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) [1]	None	None	5.00%	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None	0.25%	0.50%
Other Expenses 2,[4]	0.55%	0.46%	0.49%	0.49%	0.45%	0.68%	0.58%
Total Annual Fund Operating Expenses[5]	1.57%	1.48%	2.26%	2.26%	1.22%	1.70%	1.85%
Fees Recoupments/(Waivers/Reimbursements)[5]	(0.00)%	(0.19)%	(0.00)%	(0.00)%	(0.10)%	(0.23)%	(0.13)%
Net Annual Fund Operating Expenses[5]	1.57%	1.29%	2.26%	2.26%	1.12%	1.47%	1.72%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.02% increase in the Fund's management fee. This increase in management fee was offset by a 0.02% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R2 and Class R3 shares include shareholder service fees of 0.10%. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April, 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.29%; Class B, 2.35%; Class C, 2.35%; Class I, 1.12%; Class R2, 1.47%; and Class R3, 1.72%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares. Between December 14, 2007 and March 1, 2008 New York Life Investments had a written expense limitation agreement that set the expense limit for Class R2 shares at 1.39%. The limitations for the other share classes were the same as in the April, 1, 2008 agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R2	Class R3
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$701	$674	$229	$729	$229	$329	$114	$150	$175
3 years	$1,018	$975	$706	$1,006	$706	$706	$377	$513	$569
5 years	$1,358	$1,296	$1,210	$1,410	$1,210	$1,210	$661	$901	$989
10 years	$2,315	$2,206	$2,422	$2,422	$2,595	$2,595	$1,468	$1,989	$2,159
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Mid Cap Value Fund
The Mid Cap Value Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

Total return is a combination of income and realized and unrealized capital gains.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap® Value Index. The Fund normally invests at least 80% of its assets in equity securities that:

  MacKay Shields, the Fund's Subadvisor, believes are undervalued when purchased,

  typically pay dividends, although these may be non-dividend paying stocks if they meet the "undervalued" criteria, and are listed on a national securities exchange or traded in the over-the-counter market.

The Fund also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Fund may also engage in the lending of portfolio securities.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $14 billion.

Investment Process

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that it deems to be undervalued based on a number of factors, including:

  valuation,

  prospects for future growth in earnings and free cash flow,

  ability to grow dividends,

  estimated value of the company's assets, and

  corporate management.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, its price objective for the security, the fundamental outlook for the company, changes in the issuer's financial condition and changes in the condition and outlook in the company's industry.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund's use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods and for the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	18.69%	2Q/99
Lowest return/worst quarter	-20.54%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Mid Cap Value Fund
Return Before Taxes on Distributions
Investor Class	-36.28%	-2.54%	4.66%
Class A	-36.26%	-2.53%	4.66%
Class B	-36.40%	-2.43%	4.47%
Class C	-33.69%	-2.17%	4.47%
Class I	-32.16%	-0.98%	5.63%
Class R1	-32.25%	-1.06%	5.53%
Class R2	-32.34%	-1.32%	5.26%
Return After Taxes on Distributions[2]
Class B	-36.47%	-3.59%	3.18%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-23.57%	-1.59%	3.72%
Russell Midcap® Value Index[3] (reflects no deductions for fees, expenses, or taxes)	-38.44%	0.33%	4.44%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I, R1 and R2 shares may vary.
3	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) [1]	None	None	5.00%	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees2,[3]	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees[4]	0.25%	0.25%	1.00%	1.00%	None	None	0.25%
Other Expenses[3]	0.57%	0.44%	0.52%	0.52%	0.21%	0.39%	0.47%
Total Annual Fund Operating Expenses[5]	1.54%	1.41%	2.24%	2.24%	0.93%	1.11%	1.44%
Fees Recoupments/(Waivers/Reimbursements)[5]	(0.14)%	(0.11)%	(0.09)%	(0.09)%	(0.15)%	(0.23)%	(0.31)%
Net Annual Fund Operating Expenses[5]	1.40%	1.30%	2.15%	2.15%	0.78%	0.88%	1.13%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.02% increase in the Fund's management fee. This increase in management fee was offset by a 0.02% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1 and R2 shares include shareholder service fees of 0.10%. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.
4	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class Shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; Class I, 0.78%; Class R1, 0.88%; and Class R2, 1.13%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R1	Class R2
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$685	$675	$218	$718	$218	$318	$80	$90	$115
3 years	$997	$961	$692	$1,992	$692	$692	$281	$330	$425
5 years	$1,331	$1,269	$1,192	$1,392	$1,192	$1,192	$500	$589	$757
10 years	$2,272	$2,139	$2,391	$2,391	$2,568	$2,568	$1,129	$1,331	$1,698
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay S&P 500 Index Fund
The MainStay S&P 500 Index Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Total return is a combination of income and realized and unrealized capital gains.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $480 million to $406 billion.

Index funds seek to match their respective indices, unlike other funds which generally seek to beat an index or indices. No attempt is made to manage the portfolio in an active manner by using economic, financial and market analysis.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in stocks in the S&P 500® Index in the same proportion, to the extent feasible, as they are represented in the S&P 500® Index.

Investment Process

Madison Square Investors, the Fund's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Fund and the S&P 500® Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index. The Fund's investments also include S&P 500® Index futures that are used for cash management purposes.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

There is no assurance that the investment performance of the Fund will equal or exceed that of the S&P 500® Index. If the value of the S&P 500® Index declines, the NAV of shares of the Fund likely will also decline. The Fund's ability to mirror the performance of the S&P 500® Index may be affected by, among other things:

  transaction costs;

  changes in either the makeup of the S&P 500® Index or number of shares outstanding for the component stocks of the S&P 500® Index; and

  the timing and amount of contributions to, and redemptions from, the Fund by shareholders.

The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®,""S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	15.35%	2Q/03
Lowest return/worst quarter	-21.95%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay S&P 500 Index Fund
Return Before Taxes on Distributions
Investor Class	-39.09%	-3.33%	-2.13%
Class A	-39.11%	-3.34%	-2.14%
Class I	-37.03%	-2.41%	-1.57%
Return After Taxes on Distributions[2]
Class I	-37.30%	-2.74%	-2.25%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-23.73%	-2.03%	-1.44%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class and Class A shares may vary.
3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.24%	0.24%	0.24%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	None
Other Expenses[4]	0.57%	0.30%	0.25%
Total Annual Fund Operating Expenses[5]	1.06%	0.79%	0.49%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.46)%	(0.19)%	(0.19)%
Net Annual Fund Operating Expenses[5]	0.60%	0.60%	0.30%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.
2	The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.25% on assets up to $1 billion, 0.225% on assets from $1 billion to $2 billion, 0.215% on assets from $2 billion to $3 billion and 0.20% on assets in excess of $3 billion.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average percentages of daily net assets: Investor Class, 0.60%; Class A, 0.60%; and Class I, 0.30%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations for Class A and Class I shares at the same rates as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Investor Class	Class A	Class I
1 year	$359	$359	$31
3 years	$583	$526	$138
5 years	$824	$707	$255
10 years	$1,515	$1,231	$598
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay Small Cap Growth Fund
The MainStay Small Cap Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000® Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. MacKay Shields, the Fund's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Fund may also engage in the lending of portfolio securities.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of December 31, 2008, they ranged from $8 million to $3 billion.

Investment Process

The Subadvisor looks for securities of companies with the following characteristics:

  above-average revenue and earnings per share growth;

  participation in growing markets;

  potential for positive earnings surprises; and

  strong management ideally with high insider ownership.

The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as:

  new management;

  new products;

  changes in consumer demand; and

  changes in the economy.

The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

  more price volatility;

  greater spreads between their bid and ask prices;

  fewer shares outstanding and thus significantly lower trading volumes; and/or cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Fund's use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on May 31, 2006, include the historical performance of Class A shares through May 30, 2006, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for technology companies and through investments in initial public offerings (see "More About Investment Strategies and Risks"). You should not expect that such favorable returns can be consistently achieved.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	53.27%	4Q/99
Lowest return/worst quarter	-26.89%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Small Cap Growth Fund
Return Before Taxes on Distributions
Investor Class	-44.12%	-8.43%	-1.38%
Class A	-44.06%	-8.41%	-1.36%
Class B	-44.28%	-8.45%	-1.56%
Class C	-41.94%	-8.08%	-1.56%
Class I	-40.57%	-6.98%	-0.48%
Return After Taxes on Distributions[2]
Class B	-44.28%	-8.45%	-1.63%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-28.78%	-6.98%	-1.34%
Russell 2000® Growth Index[3]
(reflects no deductions for fees, expenses, or taxes)	-38.54%	-2.35%	-0.76%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.
3	The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	1.03%	1.03%	1.03%	1.03%	1.03%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses 2,[4]	0.86%	0.64%	0.76%	0.77%	0.46%
Total Annual Fund Operating Expenses[5]	2.14%	1.92%	2.79%	2.80%	1.49%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.56)%	(0.44)%	(0.46)%	(0.47)%	(0.56)%
Net Annual Fund Operating Expenses[5]	1.58%	1.48%	2.33%	2.33%	0.93%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.85% on assets up to $1 billion, and 0.80% on assets in excess of $1 billion. Without this waiver, the actual management fee would be 1.00% on assets up to $1 billion and 0.95% on assets in excess of $1 billion. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.03% increase in the Fund's management fees. This increase in management fees was offset by a 0.03% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.58%; Class A, 1.48%; Class B, 2.33%; Class C, 2.33%; and Class I, 0.93%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 2.23% for Class B shares and 2.23% for Class C shares. The limitations for Class A shares and Class I shares were the same as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$702	$692	$236	$736	$236	$336	$95
3 years	$1,132	$1,080	$822	$1,122	$824	$824	$416
5 years	$1,588	$1,491	$1,434	$1,634	$1,438	$1,438	$760
10 years	$2,845	$2,636	$2,930	$2,930	$3,094	$3,094	$1,732
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Small Company Value Fund**
The MainStay Small Company Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000® Value Index and invests primarily in common stocks and securities convertible into common stock. The Fund may also engage in the lending of portfolio securities.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $7 million to $3 billion.

Investment Process

MacKay Shields, the Fund's Subadvisor, uses an investment selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple sources of potential growth or earnings. The Subadvisor looks for stocks that are inexpensive relative to the benchmark, their peer group or historical valuations. The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research. The portfolio is constructed using this bottom-up process. Stocks will be sold either when they meet the Subadvisor's price objective, or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer.

Principal Risks

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:

  more price volatility;

  greater spreads between their bid and ask prices;

_____________

** Effective January 30, 2009, the Fund changed its Principal Investment Strategy, Investment Process and Principal Risks. Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.

  fewer shares outstanding and thus significantly lower trading volumes; and/or cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund's use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002 through January 1, 2004 and the historical performance of the Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower. Effective January 30, 2009, the Fund changed its investment objective and principal investment strategies. The past performance in the bar chart and table reflect the Fund's prior investment objective and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	21.15%	4Q/03
Lowest return/worst quarter	-25.23%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Small Company Value Fund
Return Before Taxes on Distributions
Investor Class	-40.36%	-5.15%	1.82%
Class A	-40.31%	-5.13%	1.83%
Class B	-40.46%	-5.08%	1.63%
Class C	-37.94%	-4.81%	1.65%
Class I	-36.51%	-3.61%	2.77%
Return After Taxes on Distributions[2]
Class I	-36.98%	-5.19%	1.65%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-23.48%	-3.01%	2.30%
Russell 2000® Value Index[3]
(reflects no deductions for fees, expenses, or taxes)	-28.92%	0.27%	6.11%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.55%	0.51%	0.55%	0.55%	0.51%
Total Annual Fund Operating Expenses[5]	1.65%	1.61%	2.40%	2.40%	1.36%
Fee Recoupments/(Waivers/Reimbursements)Expenses[5]	(0.02)%	(0.08)%	(0.02)%	(0.02)%	(0.19)%
Net Annual Fund Operating Expenses[5]	1.63%	1.53%	2.38%	2.38%	1.17%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.85% on assets up to $1 billion and 0.80% on assets in excess of $1 billion. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective February 13, 2009, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.63%; Class A, 1.53%; Class B, 2.38%; Class C, 2.38%; and Class I, 1.17%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to February 13, 2009, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.55% for Class A shares, 2.40% for Class B shares and 2.40% for Class C shares and 1.19% for Class I shares.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$707	$697	$241	$741	$241	$341	$119
3 years	$1,040	$1,023	$747	$1,047	$747	$747	$412
5 years	$1,396	$1,371	$1,279	$1,479	$1,279	$1,279	$727
10 years	$2,395	$2,350	$2,549	$2,549	$2,735	$2,735	$1,619
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Value Fund
The MainStay Value Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

Total return is a combination of income and realized and unrealized capital gains.

Principal Investment Strategy

The Fund normally invests at least 65% of its total assets in equity securities. The Fund is not designed or managed primarily to produce current income.

Investment Process

The Fund normally invests in U.S. common stocks that:

  MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased;

  typically pay dividends, although the Fund may invest in non-dividend paying stocks if they meet the "undervalued" criterion; and

  are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  the company's cash flow and interest coverage ratios;

  the company's book value;

  estimated value of the company's assets (liquidation value); and

  growth rates and future earnings.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the fundamental outlook for the company, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the company's industry.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/ reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	14.12%	2Q/03
Lowest return/worst quarter	-23.45%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Value Fund
Return Before Taxes on Distributions
Investor Class	-39.89%	-3.33%	-0.01%
Class A	-39.97%	-3.36%	-0.03%
Class B	-40.14%	-3.33%	-0.22%
Class C	-37.59%	-3.01%	-0.21%
Class I	-36.13%	-1.89%	0.85%
Class R1	-36.24%	-1.98%	0.76%
Class R2	-36.39%	-2.23%	0.50%
Return After Taxes on Distributions[2]
Class B	-40.22%	-4.08%	-0.80%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-25.99%	-2.55%	-0.11%
Russell 1000® Value Index[3] (reflects no deductions for fees, expenses, or taxes)	-36.85%	-0.79%	1.36%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I, R1 and R2 shares may vary.
3	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) [1]	None	None	5.00%	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None	None	0.25%
Other Expenses 2,[4]	0.54%	0.34%	0.46%	0.46%	0.28%	0.30%	0.32%
Total Annual Fund Operating Expenses[5]	1.46%	1.26%	2.13%	2.13%	0.95%	0.97%	1.24%
Fees Recoupments/(Waivers/Reimbursements)[5]	(0.19)%	(0.09)%	(0.11)%	(0.11)%	(0.24)%	(0.16)%	(0.18)%
Net Annual Fund Operating Expenses[5]	1.27%	1.17%	2.02%	2.02%	0.71%	0.81%	1.06%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, the fund accounting agreement was incorporated into the Fund's management agreement, resulting in a 0.01% increase in the Fund's management fee. This increase in the Fund's management fee was offset by an equivalent decrease in the Fund's "Other Expenses," resulting in no net increase in the Fund's "Total Annual Fund Operating Expenses." Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1 and R2 shares include shareholder service fees of 0.10%. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.27%; Class A, 1.17%; Class B, 2.02%; Class C, 2.02%; Class I, 0.71%; Class R1, 0.81%; and Class R2, 1.06%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.17% for Class A shares, 1.92% for Class B shares and 1.92% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R1	Class R2
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$672	$663	$205	$705	$205	$305	$73	$83	$108
3 years	$969	$919	$656	$956	$656	$656	$279	$293	$376
5 years	$1,287	$1,195	$1,134	$1,334	$1,134	$1,134	$502	$521	$664
10 years	$2,185	$1,981	$2,283	$2,283	$2,453	$2,453	$1,144	$1,175	$1,484
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay International Equity Fund
The MainStay International Equity Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Principal Investment Strategy

The Fund seeks to generate superior long-term performance by investing in those companies that MacKay Shields, the Fund's Subadvisor, judges to meet its quality and valuation criteria. The Subadvisor's investment discipline is biased towards owning companies with the potential to create shareholder value over the long run. As a result, the Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low-quality earnings, and/or those that have weak or high-risk business models and/or weak balance sheets.

The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities.

Investment Process

  The Subadvisor seeks to identify investment opportunities by pursuing a bottom-up, stock picking investment discipline.

  Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, attention is paid to the generation and utilization of cash flows, the returns on invested capital, and the potential to generate shareholder value in the future.

  Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.

A bottom-up approach selects stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for risk management. In addition, the Fund may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, if the security has reached its target price, if the investment thesis is invalidated, or if superior opportunities to redeploy exist or emerge.

In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund invests may, therefore, carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500® Index.

Since the Fund primarily invests a significant portion of its assets in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards in some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return.

Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund.

These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

These securities are subject to some but not all of the risks of foreign investing. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

The Fund's investments include derivatives such as options and forwards. The Fund may use derivatives to enhance return or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004. Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	19.10%	4Q/99
Lowest return/worst quarter	-14.02%	1Q/01

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay International Equity Fund
Return Before Taxes on Distributions
Investor Class	-29.80%	3.60%	2.48%
Class A	-29.71%	3.62%	2.49%
Class B	-29.85%	3.63%	2.29%
Class C	-27.07%	3.95%	2.29%
Class I	-25.38%	5.37%	3.43%
Class R1	-25.41%	5.21%	3.30%
Class R2	-25.61%	5.01%	3.08%
Class R3	-25.74%	4.57%	2.80%
Return After Taxes on Distributions[2]
Class B	-31.14%	2.47%	1.46%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-18.86%	3.01%	1.82%
MSCI EAFE® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	1.66%	0.80%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C , I, R1, R2 and R3 shares may vary.

3	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)[2]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[3]	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees[4]	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses[5]	0.58%	0.32%	0.57%	0.56%	0.15%	0.25%	0.25%	0.25%
Acquired (Underlying) Fund Fees and Expenses[6]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[7]	1.75%	1.49%	2.49%	2.48%	1.07%	1.17%	1.42%	1.67%
Fee Recoupments/(Waivers/Reimbursements)[7]	(0.03)%	(0.10)%	(0.02)%	(0.01)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Net Annual Fund Operating Expenses[7]	1.72%	1.39%	2.47%	2.47%	1.05%	1.15%	1.40%	1.65%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[7]	1.70%	1.37%	2.45%	2.45%	1.03%	1.13%	1.38%	1.63%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the in the section entitled "Shareholder Guide" for additional information.
3	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.01% increase in the Fund's management fees. This increase in management fees was offset by a 0.01% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses.
4	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
5	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%.
6	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
7	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.70%; Class A, 1.37%; Class B, 2.45%; Class C, 2.45%; Class I, 1.03%; Class R1, 1.13%; Class R2, 1.38%; and Class R3 1.63%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.60% for Class A shares, 2.35% for Class B shares and 2.35% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$715	$684	$250	$750	$250	$350	$107	$117	$143	$168
3 years	$1,068	$986	$774	$1,074	$772	$772	$338	$370	$447	$525
5 years	$1,444	$1,310	$1,324	$1,524	$1,320	$1,320	$588	$642	$774	$905
10 years	$2,497	$2,224	$2,643	$2,643	$2,815	$2,815	$1,304	$1,419	$1,700	$1,975
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

More About Investment Strategies and Risks
Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

American Depositary Receipts ("ADRs")

Certain Funds may invest in ADRs. ADRs, that are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Securities

Certain Funds may invest in derivative securities, or "derivatives." The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

As investment companies registered with the SEC, the Funds must "cover" open positions with respect to certain kinds of derivatives instruments.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

Initial Public Offerings

Certain Funds may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investment Policies and Objectives

For some of the Funds, the discussion of Principal Investment Strategy states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund that, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.

When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Investments in Technology Sector

Certain Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

Lending of Portfolio Securities

All of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Swap Agreements

Certain Funds may enter into interest rate, credit default, index, equity, and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For additional information on swaps, see "Derivative Securities" above.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments. The MainStay All Cap Growth Fund may only invest up to 50% of its total assets in such investments.

In unusual market conditions, the MainStay International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

Before You Invest:
Deciding Which Class of Shares to Buy

This Prospectus offers Investor Class, and Classes A, B, C, I, R1, R2 and R3 shares of the Funds, as applicable. Each share class of a Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

  Distribution and/or Service (12b-1) Fee—named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

  Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

  Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

  Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Initial sales charge	Yes	Yes	None[1]	None[1]	None	None	None	None
Contingent deferred sales charge	None[1]	None[1]	Sliding scale during the first six years after purchase	1% on sale of shares held for one year or less	None	None	None	None
Ongoing service and/ or distribution fee (Rule 12b-1 fee)	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)	0.75% distribution and 0.25% service (1.00% total)	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%
Redemption fee[2]	None	None	None	None	None	None	None	None
Conversion feature	Yes[3]	Yes[3]	Yes[3]	None	Yes[3]	Yes[3]	Yes[3]	Yes[3]
Purchase maximum[4]	None	None	$100,000	$1,000,000	None	None	None	None
1	Except on certain redemptions made without an initial sales charge.
2	The MainStay International Equity Fund imposes a 2.00% redemption fee on certain redemptions (including exchanges). Please see "Information on Fees" in this section for details.
3	See the sections in this Prospectus discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.
4	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Reduced Sales Charges on Investor Class and Class A Shares - Contingent Deferred Sales Charge: Investor Class and Class A Shares" below.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years, for most Funds). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

Investor Class Share Considerations

  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782).

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class A Share Considerations

  Generally, Class A shares have a minimum initial investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in any of the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class B Share Considerations

  You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

  Due to the availability of sales charge discounts for Investor Class and Class A shares, and the higher ongoing fees for Class B shares, Investor Class and Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.

  The more economical share class will depend on a variety of factors, including:

    your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

    external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

  You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

  The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

  In most circumstances, you will pay a contingent deferred sales charge ("CDSC") if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAI.

  Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

  If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

  When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets.

  The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

  You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

  In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

  When you sell Class C shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Unlike Class B shares, Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

  The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

Class I Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing service or distribution fees.

  You may buy Class I shares if you are an:

    Institutional Investor

      certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or NYLIFE Distributors LLC;

      certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

      purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

    Individual Investor—who is initially investing at least $5 million in any single MainStay Fund.

    Existing Class I Shareholder

Class R1, R2 and R3 Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

  You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing service and/or distribution fees for Class R2 and Class R3 shares.

  Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with New York Life Retirement Plan Services or NYLIFE Distributors LLC, including:

    Section 401(a) and 457 plans;

    Certain Section 403(b)(7) plans;

    401(k), profit sharing, money purchase pension and defined benefit plans; and

    Non-qualified deferred compensation plans.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Funds' Board Members and directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and health savings accounts, may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares

The following minimums apply if you are investing in Class A shares of the Funds:

  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the Funds. Please contact your investment advisor or the Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; the Funds' Board Members; directors and employees of New York Life and its affiliates; and subsidiaries and employees of the Funds' Subadvisors are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.

Class B and Class C Shares

The following minimums apply if you are investing in Class B or C shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Funds:

  Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

  Institutional Investors—no minimum initial or subsequent purchase amounts.

Class R1, R2 and R3 Shares

If you are eligible to invest in Class R1, R2 or R3 shares of the Funds there are no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

All Funds Except S&P 500 Index Fund
Purchase	Sales charges[1] as a percentage of		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less that $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Reduced Sales Charges on Investor Class and Class A Shares - Contingent Deferred Sales Charge: Investor Class and Class A Shares" below.

S&P 500 Index Fund
Purchase	Sales charges[1] as a percentage of		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Reduced Sales Charges on Investor Class and Class A Shares - Contingent Deferred Sales Charge: Investor Class and Class A Shares" below.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First Year	5.00%
Second Year	4.00%
Third Year	3.00%
Fourth Year	2.00%
Fifth Year	2.00%
Sixth Year	1.00%
Thereafter	None

There are exceptions, which are described in the SAI.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing service and/or distribution fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

  the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

  Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund (which is offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Reduced Sales Charges" in the SAI.

  Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class or Class A shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases in Investor Class or Class A shares made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Letter of Intent" in the SAI.
  Your Responsibility

To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at mainstayinvestments.com (under the "Shareholder Services" tab).

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

  holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) will be subject to a contingent deferred sales charge upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAI.

Information on Fees

Rule 12b-1 Plans

Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class, Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and/or service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and 0.25% for service activities, in each case, of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee

Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:

  Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

  accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;

  NYLIM SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  403(b)(7) accounts;

  accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts); and

  certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Shareholder Services Plans

Each Fund that offers Class R1, Class R2 or Class R3 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Redemption Fee

The MainStay International Equity Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Fund and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with, and to discourage certain types of, short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:

  401(k) plans;

  Section 529 qualified tuition plans;

  accounts held in omnibus accounts on the books of certain financial intermediary firms;

  wrap program accounts;

  qualified default investment alternative accounts; or

  redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 800-MAINSTAY (624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation may vary depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% of the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

  From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

  The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.

  The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Funds, the Manager and any Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account with MainStay Investments

Investor Class, Class A, B or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I, R1, R2 and R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, R2 or R3 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. NAV is not calculated on days on which the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same Fund for which you are eligible. However, the following limitations apply:

  Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  All Class B and Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

To request a voluntary conversion between share classes of the same Fund, you may contact the Fund, either directly or through your financial intermediary firm. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

Opening Your Account - Individual Shareholders
	How	Details
By wire:	You or your registered representative should call MainStay Investments toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to: State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
  (DDA #99029415)

  Attn: Custody and Shareholder Services

	To buy shares the same day, MainStay Investments must recieve your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund Name and Class of shares. Your bank may charge a fee for the wire transfer.
By phone:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to buy shares at the current day's NAV.

  MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days. If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it.

Be sure to write on your check:

  name(s) of investor(s)

  your account number; and

  Fund name and Class of shares.

By mail:	Return your completed MainStay Funds Application with a check for the amount of your investment to: MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401 Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809	Make your checks payable to MainStay Funds.

  $1,000 minimum for Investor Class, Class B and Class C shares.

  $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any share class of any of the MainStay Funds).

  $5 million minimum for Class I shares.

Be sure to write on your check:

  name(s) of investor(s); and

  Fund Name and Class of shares.

Buying additional shares of the Funds - Individual Shareholders
	How	Details
By wire:	Wire the purchase amount to:
State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds (DDA #99029415)

  Attn: Custody and Shareholder Services.

	To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund name and Class of shares. Your bank may charge a fee for the wire transfer.
Electronically:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open to make an ACH purchase. Call before 4:00 pm Eastern time to buy shares at the current day's NAV; or Visit us at mainstayinvestments.com	Eligible investors can purchase shares by using electronic debits from a designated bank account. The maximum ACH purchase amount is $100,000.
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Make your check payable to MainStay Funds.

  $50 minimum (for Investor Class, Classes B and C shares).

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund name and Class of shares.

Selling Shares - Individual Shareholders
	How	Details
By contacting your financial advisor:		You may sell (redeem) your shares through your financial advisor or by any of the methods described below.
By phone:	To receive proceeds by check: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, MainStay Investments will not send checks to addresses on record for 30 days or less.

  The maximum order MainStay Investments can process by phone is $100,000.

To receive proceeds by wire: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to a designated bank account. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven business days to do so. Your bank may charge you a fee to receive the wire transfer.

  MainStay Investments must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  The minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV. Visit us at mainstayinvestments.com.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next business day, although it may take up to seven business days to do so.

  MainStay Investments must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from MainStay Investments for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  Fund name and Class of shares; and

  dollar or share amount you want to sell.

Obtain a Medallion Signature Guarantee or other documentation as required. There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.
By internet:	Please visit mainstayinvestments.com.

General Policies

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

  MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

  If you have share certificates, you must return them with a written redemption request.

  Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

  When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.

  MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

    MainStay Investments does not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record;

    or the proceeds are to be payable to someone other than the account holder(s).

  In the interest of all shareholders, the Funds reserve the right to:

    change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares.

When you buy and sell shares directly from a Fund, you will receive confirmation statements that describe your transaction. For certain systematic transactions, you will receive quarterly confirmation statements. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial advisor or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or MainStay Investments toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes…but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are tape recorded; and

  written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to suspend the MainStay Audio Response System at any time or the system might become inoperable due to technical problems.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayinvestments.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments;

    and/or purchase shares whenever you choose.

  Dividend or capital gains reinvestment
  Automatically reinvest dividends, distributions or capital gains and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic exchange
  Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Funds established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 High Yield Fund

  MainStay 130/30 International Fund

  MainStay Balanced Fund

  MainStay Cash Reserves Fund

  MainStay Conservative Allocation Fund

  MainStay Convertible Fund

  MainStay Diversified Income Fund

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay ICAP Equity Fund

  MainStay ICAP Global Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay Income Manager Fund

  MainStay Indexed Bond Fund

  MainStay Institutional Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Money Market Fund

  MainStay Principal Preservation Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay Short Term Bond Fund

  MainStay Tax Free Bond Fund

  MainStay Total Return Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial advisor or other financial institution or by calling the Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class shares or Class A shares of a Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same Fund at the net asset value next computed and without imposition of a contingent deferred sales charge.

When you exchange your shares, you may incur a redemption fee. Please see "Shareholder Guide—Redemption Fee" for more information.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Boards have adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees—Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Funds' Share Prices ("NAV") and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Funds do not calculate their NAVs on days on which the Exchange is closed. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds', notably the International Equity Fund's, fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of each Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of each Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. Dividends are normally paid on the last business day of the month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or MainStay Investments directly. The seven choices are:

  Reinvest dividends and capital gains in:

    the same Fund; or

    another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same Fund.

  Take the capital gains in cash and reinvest the dividends in the same Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of a Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed-income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Blended Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified income is scheduled to expire after 2010.

Since many of the stocks in which the Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You Are Investing

Who Runs the Funds' Day-to-Day Business?

The Board of Directors of Eclipse Funds Inc., the Board of Trustees of Eclipse Funds and the Board of Trustees of The MainStay Funds, collectively the "Board" of the Funds oversee the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities for the Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

Additionally, effective August 1, 2008, the Amended and Restated Management Agreement regarding each Fund that is a series of The MainStay Funds was amended to include certain Fund accounting services provided by New York Life Investments and the related fees. Prior to that date, these fund accounting services and fees were governed by a separate fund accounting agreement between The MainStay Funds and New York Life Investments. The total fund operating expenses of these Funds did not increase as a result of this change.

For the fiscal year ended October 31, 2008, the Funds paid the Manager an effective management fee for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective rate paid for the year ended October 31, 2008
MainStay All Cap Growth Fund	0.81%
MainStay Capital Appreciation Fund*	0.62%
MainStay Common Stock Fund*	0.50%
MainStay Growth Equity Fund	0.70%
MainStay International Equity Fund*	0.87%
MainStay Large Cap Growth Fund*	0.64%
MainStay MAP Fund*	0.73%
MainStay Mid Cap Core Fund	0.41%
MainStay Mid Cap Growth Fund*	0.68%
MainStay Mid Cap Value Fund*	0.58%
MainStay S&P 500 Fund	0.05%
MainStay Small Cap Growth Fund*	0.52%
MainStay Small Company Value Fund*	0.72%
MainStay Value Fund*	0.55%
*	Management fee reflects the inclusion of the fund accounting fee for the period commencing August 1, 2008.

Information regarding the Board's approval of the investment management contract and subadvisory contract for each Fund can be found in the Fund's Annual Report for the fiscal year ended October 31, 2008 and/or the Semi-Annual Report for the fiscal period ended April 30, 2008. In addition, information regarding the Board's approval of the subadvisory agreement with Madison Square Investors regarding certain of the Funds will be included in the Funds' Semi-Annual Reports for the period ending April 30, 2009.

The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Who Manages Your Money?

New York Life Investments serves as Manager of the assets of the Funds. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2008, New York Life Investments and its affiliates managed approximately $224 billion in assets.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors/Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future sub-advisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the Statement of Additional Information for more information on the Order. The shareholders of the Funds that are series of The MainStay Funds have approved the use of this Order. None of the Funds that are series of Eclipse Funds and Eclipse Fund Inc. covered by this Prospectus may rely on this Order without first obtaining shareholder approval.

The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund. The shareholders of each Fund have approved the manager-of-managers arrangement.

Under the supervision of the Manager, the Subadvisors are responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the SAI for a breakdown of fees.)

MacKay Shields LLC ("MacKay Shields"), 9 West 57th St., New York, New York 10019, serves as Subadvisor to the MainStay All Cap Growth Fund, MainStay Capital Appreciation Fund, MainStay Mid Cap Growth Fund, MainStay Mid Cap Value Fund, MainStay Small Cap Growth Fund, MainStay Small Company Value Fund, MainStay Value Fund and MainStay International Equity Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2008, MacKay Shields managed approximately $28.4 billion in assets.

Madison Square Investors LLC ("Madison Square Investors"), whose principal place of business is 1180 Avenue of the Americas, New York, New York, 10036, serves as Subadvisor to the MainStay Common Stock Fund, MainStay Growth Equity Fund, MainStay Mid Cap Core Fund and MainStay S&P 500 Index Fund. The firm was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of January 31, 2009, Madison Square Investors managed approximately $9.4 billion in assets.

Institutional Capital LLC ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400 Chicago, Illinois 60606 serves as a Subadvisor to the MainStay MAP Fund. ICAP has been an investment adviser since 1970. As of December 31, 2008, ICAP managed over $12 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is an indirect, wholly-owned subsidiary of New York Life.

Markston International LLC ("Markston"), 50 Main Street, White Plains, New York 10606, is a Subadvisor to the MainStay MAP Fund. The firm was established in 1981 as Markston Investment Management, and was reorganized in 1999. As of December 31, 2008, Markston managed approximately $747 million in assets.

Winslow Capital Management, Inc. ("Winslow Capital") 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, is the Subadvisor to the MainStay Large Cap Growth Fund. Winslow Capital has been an investment adviser since 1992, and was privately held until December 2008 when it became a wholly-owned subsidiary of Nuveen Investments, Inc. As of December 31, 2008, Winslow Capital managed approximately $4.2 billion in assets.

Portfolio Managers:

Each Subadvisor uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

MainStay All Cap Growth Fund	Edmund C. Spelman, Robert J. Centrella, John Butler, Eileen Cook, Lanette Donovan and Denise E. Higgins
MainStay Capital Appreciation Fund	Edmund C. Spelman and Robert J. Centrella
MainStay Common Stock Fund	Harvey Fram and Migene Kim
MainStay Growth Equity Fund	Harish Kumar
MainStay International Equity Fund	Rupal J. Bhansali
MainStay Large Cap Growth Fund	Clark J. Winslow, Justin H. Kelly and R. Bart Wear
MainStay MAP Fund	Michael Mullarkey, Roger Lob and Christopher Mullarkey from Markston; and Jerrold K. Senser and Thomas R. Wenzel from ICAP
MainStay Mid Cap Core Fund	Harvey Fram and Migene Kim
MainStay Mid Cap Growth Fund	Edmund C. Spelman and Robert J. Centrella
MainStay Mid Cap Value Fund	Mark T. Spellman and Richard A. Rosen
MainStay S&P 500 Index Fund	Francis J. Ok and Lee Baker
MainStay Small Cap Growth Fund	Edmund C. Spelman and Denise E. Higgins
MainStay Small Company Value Fund	Jordan D. Alexander and Stephen A. Friscia, Jr.
MainStay Value Fund	Richard A. Rosen

Portfolio Manager Biographies:

The following section provides biographical information about each of the Fund's portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the SAI.

Jordan D. Alexander, CFA	Mr. Alexander has been a portfolio manager for the MainStay Small Company Value Fund since January 2009. He managed the MainStay Small Cap Value Fund from 2008 to 2009. Mr. Alexander joined MacKay Shields in August 2008 as a Managing Director. Immediately prior to joining MacKay Shields, he was a portfolio manager with Bear Stearns Asset Management from June 2006 through July 2008. Prior to that, Mr. Alexander was a portfolio manager at BKF Asset Management Inc. from December 2003 through June 2006; a senior analyst at Palisade Capital Management from June 2003 through December 2003; a portfolio manager and research analyst at Evergreen Investment Management Company, LLC from September 1998 through June 2003; an Associate Research Analyst at PaineWebber, Inc. from August 1995 through September 1998; and a Senior Financial Analyst and Auditor at Arthur Andersen Co., LLP from July 1990 through August 1995. He earned a BA from Binghamton University and an MBA from New York University – Stern School of Business. He holds the Chartered Financial Analyst and Certified Public Accountant designations.
Lee Baker	Mr. Baker has managed the MainStay S&P 500 Index Fund since 2008. He is a Director at Madison Square Investors and is responsible for enhancing the algorithmic trading process for the portfolio management teams. Prior to joining New York Life Investments' Equity Investors Group, Madison Square Investors' predecessor, he held positions at Schwab Soundview Capital Markets and Stuart Frankel as a trader on the electronic and program trading desks. He has over six years of experience in the industry. Mr. Baker received his BA in Economics from Occidental College.
Rupal J. Bhansali	Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division Product in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios from 1995 to 2000. She assumed responsibilities as Portfolio Manager for the MainStay International Equity Fund in 2001. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.
John Butler	Mr. Butler is a Director at MacKay Shields and has been a portfolio manager for the MainStay All Cap Growth Fund since 2007. He joined MacKay Shields as a Director in 2002. Prior to joining MacKay Shields, he was Managing Director of Equity Research at SG Cowen Securities Corporation. Previously he performed equity research with Prudential Securities and Alex, Brown Sons. He received a MBA in Finance from The Wharton School of Business at the University of Pennsylvania and received a BA from Lafayette College. John has been in the investment management and research industry since 1993.
Robert J. Centrella, CFA	Mr. Centrella is a Managing Director at MacKay Shields and has been a portfolio manager for the MainStay All Cap Growth, MainStay Capital Appreciation and MainStay Mid Cap Growth Funds since August 2007. He joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. Immediately prior to joining MacKay Shields, he was with Gibraltar Advisors where he was Vice President and Portfolio Manager. Prior to that, Mr. Centrella was with Foxhall Investment Management as a Portfolio Manager, and earlier in his career he was a Senior Financial Analyst at the Federal National Mortgage Association. Mr. Centrella has been in the investment management industry since 1985. He received a BS in Accounting from the University of Scranton and a MBA in Finance from George Mason University. He became a holder of the Chartered Financial Analyst designation in 1993.
Eileen Cook	Ms. Cook is a Director at MacKay Shields and has been a portfolio manager for the MainStay All Cap Growth Fund since 2007. She rejoined MacKay in 2006 as a Director, Portfolio Manager/Research Analyst in the Growth Equity Investment team. She was previously with MacKay Shields from 1994 to 2002 in the Growth Equity Investment team. Prior to MacKay Shields, Ms. Cook was with Lord, Abbett Co., Inc. as an Assistant Portfolio Manager/Analyst, and prior to that a Research Analyst at Smith Barney, Harris Upham Co. for four years. She has 14 years experience in investment management and research and has a BA from The American University, with a major in International Studies and Economics. Eileen also did graduate work at the Stern School of Business at New York University.
Lanette Donovan	Ms. Donovan is a Director at MacKay Shields and has been a portfolio manager for the MainStay All Cap Growth Fund since 2007. She joined MacKay Shields as a Director, Growth Equity Portfolio Manager/Research Analyst in 2005. She was most recently Managing Director of Global Equity Investments at Deutsche Asset Management. Prior to that, she spent several years as Managing Director of Global Equity Research at SSBCITI Global Asset Management. Previously, she was Director of Equity Research at College Retirement Equities Fund and prior to that was an Equity Research Analyst at Gabelli & Company. Earlier in her career, Ms. Donovan managed private investments, and also spent some time at Credit Agricole, Twenty-First Securities and Bankers Trust Company. She received her MBA from Columbia Business School and her BS in Finance from The Wharton School at the University of Pennsylvania. She has been in the investment management and research industry since 1984.
Harvey Fram, CFA	Mr. Fram has managed the MainStay Common Stock Fund since 2004 and the MainStay Mid Cap Core Fund since September 2008. Mr. Fram is currently a Director at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 2000, Madison Square Investors' predecessor, Mr. Fram was a Portfolio Manager and Research Strategist at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.
Stephen A. Friscia, Jr., CFA	Mr. Friscia has been a portfolio manager for the MainStay Small Company Value Fund since January 2009. He managed the MainStay Small Cap Value Fund from 2008 to 2009. Mr. Friscia joined MacKay Shields in August 2008. Immediately prior to joining MacKay Shields, he was a portfolio manager with Bear Stearns Asset Management from June 2006 through July 2008. Prior to that, Mr. Friscia was a portfolio manager at BKF Asset Management Inc. from December 2003 through June 2006; a senior analyst at Palisade Capital Management from June 2003 through December 2003; and a co-portfolio manager, equity research analyst, fixed income securities analyst and accountant at Evergreen Investment Management Company, LLC from April 1993 through May 2003. Mr. Friscia earned a BS from State University of New York New Paltz and an MBA from Pace University – Lubin School of Business. He holds the Chartered Financial Analyst designation.
Denise E. Higgins, CFA	Ms. Higgins is a Director at MacKay Shields and has been a portfolio manager for the MainStay All Cap Growth and MainStay Small Cap Growth Funds since August 2007. She joined MacKay Shields' Growth Equity team in 1999 after having spent 6 years at J.P. Morgan Investment Management, most recently as a Small Cap Portfolio Manager. Prior to that she was with Lord, Abbett & Company for 11 years. Ms. Higgins received a MBA in Finance from the Wharton School of Business at the University of Pennsylvania and a BA in Economics at The College of Mount Saint Vincent. Ms. Higgins became a holder of the Chartered Financial Analyst designation in 1985 and is a member of both the Association of Investment Management and Research and the New York Society of Security Analysts. She has been in the investment management and research industry since 1982.
Justin H. Kelly, CFA	Mr. Kelly is a Senior Managing Director and portfolio manager of Winslow Capital with responsibility for large cap growth stocks. Mr. Kelly has managed the MainStay Large Cap Growth Fund since 1999. Previously, Mr. Kelly was a Vice President and co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.
Migene Kim, CFA	Ms. Kim has been a part of the management team for the MainStay Common Stock Fund since 2007, and the MainStay Mid Cap Core Fund since September 2008. Prior to joining New York Life Investments' Equity Investors Group in 2005, Madison Square Investors' predecessor, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. Ms. Kim is also a CFA charterholder.
Harish Kumar, PhD	Dr. Kumar has managed the MainStay Growth Equity Fund since inception. Dr. Kumar is a Managing Director and Head of Growth Portfolios at Madison Square Investors. Prior to joining New York Life Investments in 2005, Madison Square Investors' predecessor, Dr. Kumar served as a senior portfolio manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 8 years of investment experience.
Roger Lob	Mr. Lob has an MBA from Columbia Business School, is a Member of Markston International and has been a portfolio manager for the MainStay MAP Fund, or its predecessors, since 1987.
Christopher Mullarkey	Mr. Mullarkey has an MBA from Stern School of Business at New York University, is a Member of Markston International, has over fourteen years of experience in the investment business and has been a portfolio manager for the MainStay MAP Fund since 2002.
Michael J. Mullarkey	Mr. Mullarkey has an MBA from Harvard Business School, is Managing Member of Markston International and has been a portfolio manager of the MainStay MAP Fund, or its predecessors, since 1981.
Francis J. Ok	Mr. Ok has managed the MainStay S&P 500 Index Fund since 1996. Mr. Ok, a Managing Director at Madison Square Investors, is responsible for managing and running the trading desk. Prior to joining New York Life Investments' Equity Investors Group in 2000, Madison Square Investors' predecessor, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC (a former subsidiary of New York Life Investments). Mr. Ok holds a B.S. in Economics from Northeastern University.
Richard A. Rosen, CFA	Mr. Rosen has managed the MainStay Value and MainStay Mid Cap Value Funds since 1999 and the Total Return Fund since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and Head of the Value Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.
Jerrold K. Senser, CFA	Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the MainStay MAP Fund since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.
Mark T. Spellman	Mr. Spellman has been a portfolio manager of the MainStay Mid Cap Value Fund since October 2005. Mr. Spellman joined MacKay Shields in 1996; he is currently a Managing Director and a senior member of the Value Equity Division. Prior to joining MacKay Shields, Mr. Spellman was a research analyst at Deutsche Morgan Grenfell/C.J. Lawrence and a portfolio manager with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. Mr. Spellman has 18 years of investment management experience.
Edmund C. Spelman	Mr. Spelman has managed the MainStay Capital Appreciation Fund since 1991 and the MainStay All Cap Growth, MainStay Mid Cap Growth and MainStay Small Cap Growth Funds since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.
R. Bart Wear, CFA	Mr. Wear is a Senior Managing Director and portfolio manager of Winslow Capital and has been with the firm since 1997. Mr. Wear has managed the MainStay Large Cap Growth Fund since 1997. He previously was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior to that, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. He is also a Chartered Financial Analyst.
Thomas R. Wenzel, CFA	Mr. Wenzel has managed the MainStay MAP Fund since 2007. He is Executive Vice President and Director of Research for ICAP and is a senior member of ICAP's investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 16-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1992, he served as a senior equity analyst at Brinson Partners for six years.
Clark J. Winslow	Mr. Winslow has managed the MainStay Large Cap Growth Fund since its inception in 1995. Mr. Winslow has served as the Chief Executive Officer, Chief Investment Officer and a portfolio manager of Winslow Capital since 1992. Mr. Winslow has 43 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.
Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges).

The information for all Funds (except the Large Cap Growth Fund) has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request.

With respect to Large Cap Growth Fund, from July 1, 1995 until March 31, 2005, the Fund operated as the FMI Winslow Growth Fund ("Winslow Fund"). Upon the completion of the reorganization of the Winslow Fund with and into the Fund on March 31, 2005, the Class A shares of the Fund assumed the performance, financial and other historical information of the Winslow Fund. The information for the periods presented prior to June 30, 2005 has been audited by the Winslow Fund's previous independent registered public accounting firm. Information for the fiscal periods ended on or after June 30, 2005, has been audited by KPMG LLP, whose report, along with the Large Cap Growth Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

MainStay All Cap Growth Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$23.34
Net investment loss(a)	(0.13)
Net realized and unrealized gain (loss) on investments	(7.81)
Total from investment operations	(7.94)
Less distributions:
From net realized gain on investments	--
Total distributions	--
Net asset value at end of period	$15.40
Total investment return(b)(c)	(34.02	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.88	%)†
Net expenses	1.64	%†
Expenses (before waiver/recoupment)	1.66	%†
Portfolio turnover rate	56%
Net assets at end of period (in 000's)	$5,460
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,						January 2, 2004* through October 31,
Class A	2008	2007		2006	2005		2004
Net asset value at beginning of period	$28.85	$23.86		$21.84	$18.32		$18.99
Net investment loss(a)	(0.14)	(0.21)		(0.21)	(0.19	)(b)	(0.10)
Net realized and unrealized gain (loss) on investments	(11.05)	5.20		2.23	3.71		(0.57)
Total from investment operations	(11.19)	4.99		2.02	3.52		(0.67)
Less distributions:
From net realized gain on investments	(2.24)	--		--	--		--
Total distributions	(2.24)	--		--	--		--
Net asset value at end of period	$15.42	$28.85		$23.86	$21.84		$18.32
Total investment return(c)(d)	(41.88%)	20.91%		9.25%	19.21%		(3.53	%)(e)
Ratios(to average net assets)/Supplemental Data:
Net investment loss	(0.59%)	(0.79%)		(0.89%)	(0.95	%)(b)	(0.61	%)†
Net expenses	1.39%	1.55%		1.50%	1.55%		1.31	%†
Expenses (before waiver/recoupment)	1.40%	1.53	%(f)	1.54%	1.59%		1.37	%†
Portfolio turnover rate	56%	37%		46%	31%		44%
Net assets at end of period (in 000's)	$12,771	$32,894		$28,170	$14,333		$12,716
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

MainStay All Cap Growth Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,						January 2, 2004* through October 31,
Class B	2008	2007		2006	2005		2004
Net asset value at beginning of period	$28.03	$23.36		$21.54	$18.21		$18.99
Net investment loss(a)	(0.34)	(0.39)		(0.37)	(0.36	)(b)	(0.22)
Net realized and unrealized gain (loss) on investments	(10.65)	5.06		2.19	3.69		(0.56)
Total from investment operations	(10.99)	4.67		1.82	3.33		(0.78)
Less distributions:
From net realized gain on investments	(2.24)	--		--	--		--
Total distributions	(2.24)	--		--	--		--
Net asset value at end of period	$14.80	$28.03		$23.36	$21.54		$18.21
Total investment return(c)(d)	(42.43%)	19.99%		8.45%	18.29%		(4.11	%)(e)
Ratios(to average net assets)/Supplemental Data:
Net investment loss	(1.55%)	(1.54%)		(1.63%)	(1.70	%)(b)	(1.36	%)†
Net expenses	2.34%	2.30%		2.25%	2.30%		2.06	%†
Expenses (before waiver/recoupment)	2.35%	2.28	%(f)	2.29%	2.34%		2.12	%†
Portfolio turnover rate	56%	37%		46%	31%		44%
Net assets at end of period (in 000's)	$6,191	$11,925		$10,770	$9,499		$3,453
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.
	Year ended October 31,						January 2, 2004* through October 31,
Class C	2008	2007		2006	2005		2004
Net asset value at beginning of period	$28.06	$23.38		$21.56	$18.22		$18.99
Net investment loss(a)	(0.34)	(0.39)		(0.37)	(0.36	)(b)	(0.23)
Net realized and unrealized gain (loss) on investments	(10.66)	5.07		2.19	3.70		(0.54)
Total from investment operations	(11.00)	4.68		1.82	3.34		(0.77)
Less distributions:
From net realized gain on investments	(2.24)	--		--	--		--
Total distributions	(2.24)	--		--	--		--
Net asset value at end of period	$14.82	$28.06		$23.38	$21.56		$18.22
Total investment return(c)(d)	(42.42%)	20.02%		8.44%	18.33%		(4.05	%)(e)
Ratios(to average net assets)/Supplemental Data:
Net investment loss	(1.55%)	(1.55%)		(1.64%)	(1.70	%)(b)	(1.36	%)†
Net expenses	2.34%	2.30%		2.25%	2.30%		2.06	%†
Expenses (before waiver/recoupment)	2.35%	2.28	%(f)	2.29%	2.34%		2.12	%†
Portfolio turnover rate	56%	37%		46%	31%		44%
Net assets at end of period (in 000's)	$4,004	$7,396		$4,820	$2,292		$532
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

MainStay All Cap Growth Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008	2007	2006	2005		2004
Net asset value at beginning of period	$30.28	$24.90	$22.66	$18.90		$18.66
Net investment loss(a)	(0.03)	(0.05)	(0.08)	(0.07	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	(11.68)	5.43	2.32	3.83		0.28
Total from investment operations	(11.71)	5.38	2.24	3.76		0.24
Less distributions:
From net realized gain on investments	(2.24)	--	--	--		--
Total distributions	(2.24)	--	--	--		--
Net asset value at end of period	$16.33	$30.28	$24.90	$22.66		$18.90
Total investment return(c)(d)(e)	(41.60%)	21.61%	9.89%	19.89%		1.29%
Ratios(to average net assets)/Supplemental Data:
Net investment loss	(0.14%)	(0.18%)	(0.31%)	(0.33	%)(b)	(0.23%)
Net expenses	0.93%	0.93%	0.93%	0.93%		0.93%
Expenses (before waiver/recoupment)	0.97%	0.95%	0.97%	0.97%		0.99%
Portfolio turnover rate	56%	37%	46%	31%		44%
Net assets at end of period (in 000's)	$157,222	$297,744	$263,102	$289,058		$253,968
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss include $0.01 per share and 0.06%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Capital Appreciation Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$31.36
Net investment loss(a)	(0.12)
Net realized and unrealized gain (loss) on investments	(9.08)
Total from investment operations	(9.02)
Less distributions:
From net realized gain on investments	--
Net asset value at end of period	$22.16
Total investment return(b)(c)	(29.30	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.61	%)†
Net expenses	1.50	%†
Expenses (before reimbursement)	1.50	%†
Portfolio turnover rate	44%
Net assets at end of period (in 000's)	$207,375
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006		2005		2004
Net asset value at beginning of period	$38.83	$32.55	$30.08		$27.12		$27.24
Net investment loss(a)	(0.05)	(0.09)	(0.20)		(0.12	)(b)	(0.13)
Net realized and unrealized gain (loss) on investments	(14.20)	6.37	2.67	(c)	3.08		0.01
Total from investment operations	(14.25)	6.28	2.47		2.96		(0.12)
Less distributions:
From net realized gain on investments	(2.38)	--	--		--		--
Net asset value at end of period	$22.20	$38.83	$32.55		$30.08		$27.12
Total investment return(d)(e)	(38.92%)	19.29%	8.21	%(c)(f)	10.91%		(0.44%)
Ratios(to average net assets)/Supplemental Data:
Net investment loss	(0.16%)	(0.25%)	(0.63%)		(0.41	%)(b)	(0.48%)
Net expenses	1.23%	1.24%	1.30%		1.27%		1.25%
Expenses (before reimbursement)	1.23%	1.24%	1.31	%(f)	1.27%		1.25%
Portfolio turnover rate	44%	91%	23%		27%		28%
Net assets at end of period (in 000's)	$202,343	$754,214	$701,374		$220,611		$268,199
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.72% for Class B, 0.27% for Class I and 0.32% for Class C, respectively.
(d)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Capital Appreciation Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007	2006		2005		2004
Net asset value at beginning of period	$35.05	$29.60	$27.56		$25.03		$25.33
Net investment loss(a)	(0.31)	(0.31)	(0.38)		(0.31	)(b)	(0.32)
Net realized and unrealized gain (loss) on investments	(12.66)	5.76	2.42	(c)	2.84		0.02
Total from investment operations	(12.97)	5.45	2.04		2.53		(0.30)
Less distributions:
From net realized gain on investments	(2.38)	--	--		--		--
Net asset value at end of period	$19.70	$35.05	$29.60		$27.56		$25.03
Total investment return(d)(e)	(39.51%)	18.41%	7.40	%(c)(f)	10.11%		(1.18%)
Ratios(to average net assets)/Supplemental Data:
Net investment loss	(1.11%)	(0.99%)	(1.31%)		(1.16	%)(b)	(1.23%)
Net expenses	2.14%	1.99%	2.05%		2.02%		2.00%
Expenses (before reimbursement)	2.14%	1.99%	2.06	%(f)	2.02%		2.00%
Portfolio turnover rate	44%	91%	23%		27%		28%
Net assets at end of period (in 000's)	$132,693	$311,590	$394,077		$991,328		$1,134,299
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.72% for Class B, 0.27% for Class I and 0.32% for Class C, respectively.
(d)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
	Year ended October 31,
Class C	2008	2007	2006		2005		2004
Net asset value at beginning of period	$35.05	$29.60	$27.56		$25.03		$25.33
Net investment loss(a)	(0.31)	(0.31)	(0.39)		(0.31	)(b)	(0.32)
Net realized and unrealized gain (loss) on investments	(12.65)	5.76	2.43	(c)	2.84		0.02
Total from investment operations	(12.96)	5.45	2.04		2.53		(0.30)
Less distributions:
From net realized gain on investments	(2.38)	--	--		--		--
Net asset value at end of period	$19.71	$35.05	$29.60		$27.56		$25.03
Total investment return(d)(e)	(39.50%)	18.45%	7.40	%(c)(f)	10.11%		(1.18%)
Ratios(to average net assets)/Supplemental Data:
Net investment loss	(1.12%)	(1.00%)	(1.35%)		(1.16	%)(b)	(1.23%)
Net expenses	2.15%	1.99%	2.05%		2.02%		2.00%
Expenses (before reimbursement)	2.15%	1.99%	2.06	%(f)	2.02%		2.00%
Portfolio turnover rate	44%	91%	23%		27%		28%
Net assets at end of period (in 000's)	$2,769	$5,443	$5,953		$7,120		$8,694
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.72% for Class B, 0.27% for Class I and 0.32% for Class C, respectively.
(d)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Capital Appreciation Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,						January 2, 2004* through October 31,
Class I	2008	2007	2006		2005		2004
Net asset value at beginning of period	$39.46	$32.88	$30.21		$27.15		$28.48
Net investment income (loss)(a)	0.07	0.03	0.41		(0.06	)(b)	(0.11)
Net realized and unrealized gain (loss) on investments	(14.47)	6.55	2.53	(c)	3.12		(1.22)
Total from investment operations	(14.40)	6.58	2.67		3.06		(1.33)
Less distributions:
From net realized gain on investments	(2.38)	--	--		--		--
Net asset value at end of period	$22.68	$39.46	$32.88		$30.21		$27.15
Total investment return(d)(e)(f)	(38.64%)	20.01%	8.84	%(c)(g)	11.27%		(4.67	%)(h)
Ratios(to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.09%	0.44%		(0.18	%)(b)	(0.11	%)†
Net expenses	0.79%	0.65%	0.60%		1.04%		0.88	%†
Expenses (before reimbursement)	0.79%	0.65%	0.61	%(g)	1.04%		0.88	%†
Portfolio turnover rate	44%	91%	23%		27%		28%
Net assets at end of period (in 000's)	$983	$1,531	$1		$1		$1
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.72% for Class B, 0.27% for Class I and 0.32% for Class C, respectively.
(d)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Class I shares are not subject to sales charges.
(f)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(g)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(h)	Total return is not annualized.

MainStay Common Stock Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$13.17
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss) on investments	(3.93)
Total from investment operations	(3.90)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$9.27
Total investment return(b)(c)	(29.61	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41	%†
Net expenses	1.40	%†
Expenses (before waiver/reimbursement)	1.58	%†
Portfolio turnover rate	158%
Net assets at end of period (in 000's)	$11,811
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006	2005		2004
Net asset value at beginning of period	$16.10	$14.66	$12.62	$11.41		$10.69
Net investment income (loss)(a)	0.08	0.06	0.09	0.08	(b)	(0.01)
Net realized and unrealized gain (loss) on investments	(5.70)	1.72	1.97	1.13		0.73
Total from investment operations	(5.62)	1.78	2.06	1.21		0.72
Less dividends and distributions:
From net investment income	(0.06)	(0.06)	(0.02)	--		--
From net realized gain on investments	(1.14)	(0.28)	--	--		--
Total dividends and distributions	(1.20)	(0.34)	(0.02)	--		--
Net asset value at end of period	$9.28	$16.10	$14.66	$12.62		$11.41
Total investment return(c)(d)	(37.22%)	12.24%	16.43%	10.60%		6.74%
Ratios(to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%	0.42%	0.63%	0.67	%(b)	(0.05%)
Net expenses	1.15%	1.29%	1.30%	1.38%		1.65%
Expenses (before waiver/reimbursement)	1.30%	1.48%	1.60%	1.72%		1.77%
Portfolio turnover rate	158%	122%	144%	105%		136%
Net assets at end of period (in 000's)	$12,530	$44,874	$38,940	$35,886		$34,957
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Common Stock Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007	2006	2005		2004
Net asset value at beginning of period	$15.07	$13.80	$11.94	$10.87		$10.26
Net investment income (loss)(a)	(0.04)	(0.04)	(0.01)	(0.01	)(b)	(0.09)
Net realized and unrealized gain (loss) on investments	(5.29)	1.59	1.87	1.08		0.70
Total from investment operations	(5.33)	1.55	1.86	1.07		0.61
Less dividends and distributions:
From net investment income	--	--	--	--		--
From net realized gain on investments	(1.14)	(0.28)	--	--		--
Total dividends and distributions	(1.14)	(0.28)	--	--		--
Net asset value at end of period	$8.60	$15.07	$13.80	$11.94		$10.87
Total investment return(c)(d)	(37.77%)	11.39%	15.58%	9.84%		5.95%
Ratios(to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30%)	(0.31%)	(0.05%)	(0.08	%)(b)	(0.80%)
Net expenses	2.10%	2.04%	2.05%	2.13%		2.40%
Expenses (before waiver/reimbursement)	2.27%	2.23%	2.35%	2.47%		2.52%
Portfolio turnover rate	158%	122%	144%	105%		136%
Net assets at end of period (in 000's)	$13,212	$33,203	$39,024	$50,815		$53,640
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	Year ended October 31,
Class C	2008	2007	2006	2005		2004
Net asset value at beginning of period	$15.07	$13.79	$11.94	$10.87		$10.25
Net investment income (loss)(a)	(0.04)	(0.05)	(0.01)	(0.01	)(b)	(0.09)
Net realized and unrealized gain (loss) on investments	(5.30)	1.61	1.86	1.08		0.71
Total from investment operations	(5.34)	1.56	1.85	1.07		0.62
Less dividends and distributions:
From net investment income	--	--	--	--		--
From net realized gain on investments	(1.14)	(0.28)	--	--		--
Total dividends and distributions	(1.14)	(0.28)	--	--		--
Net asset value at end of period	$8.59	$15.07	$13.79	$11.94		$10.87
Total investment return(c)(d)	(37.84%)	11.47%	15.49%	9.84%		6.05%
Ratios(to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30%)	(0.32%)	(0.09%)	(0.08	%)(b)	(0.80%)
Net expenses	2.10%	2.04%	2.05%	2.13%		2.40%
Expenses (before waiver/reimbursement)	2.27%	2.23%	2.35%	2.47%		2.52%
Portfolio turnover rate	158%	122%	144%	105%		136%
Net assets at end of period (in 000's)	$1,611	$3,334	$3,254	$3,045		$2,926
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Common Stock Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,			December 28, 2004* through October 31,
Class I	2008	2007	2006	2005
Net asset value at beginning of period	$16.19	$14.73	$12.68	$12.25
Net investment income (loss)(a)	0.15	0.16	0.17	0.10
Net realized and unrealized gain (loss) on investments	(5.73)	1.73	1.99	0.33
Total from investment operations	(5.58)	1.89	2.16	0.43
Less dividends and distributions:
From net investment income	(0.15)	(0.15)	(0.11)	--
From net realized gain on investments	(1.14)	(0.28)	--	--
Total dividends and distributions	(1.29)	(0.43)	(0.11)	--
Net asset value at end of period	$9.32	$16.19	$14.73	$12.68
Total investment return(b)(c)(d)	(36.92%)	13.03%	17.19%	3.51	%(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	1.06%	1.24%	0.94	%†
Net expenses	0.62%	0.62%	0.66%	0.76	%†
Expenses (before waiver/reimbursement)	0.80%	0.87%	0.96%	1.10	%†
Portfolio turnover rate	158%	122%	144%	105%
Net assets at end of period (in 000's)	$336,529	$219,460	$133,818	$69,177
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Growth Equity Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October, 31
Investor Class	2008
Net asset value at beginning of period	$11.79
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	(3.51)
Total from investment operations	(3.53)
Less dividends and distributions:
From net investment income	—
From net realized gain on investments	—
Total dividends and distributions	—
Net asset value at end of period	$8.26
Total investment return(a)(b)	(29.94	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.35	%)†
Net expenses	1.31	%†
Expenses (before waiver)	1.61	%†
Portfolio turnover rate	291%
Net assets at end of period (in 000's)	$24
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
	Year ended October 31,		November 4, 2005* through October 31,
Class A	2008	2007	2006
Net asset value at beginning of period	$13.19	$11.01	$10.00
Net investment income (loss)	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(4.84)	2.25	1.02
Total from investment operations	(4.86)	2.26	1.01
Less dividends and distributions:
From net investment income	--	—	--
From net realized gain on investments	(0.07)	(0.08)	--
Total dividends and distributions	(0.07)	(0.08)	--
Net asset value at end of period	$8.26	$13.19	$11.01
Total investment return(a)(b)	(37.06%)	20.51%	10.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16%)	0.08%	(0.12	%)†
Net expenses	1.17%	1.25%	1.25	%†
Expenses (before waiver)	1.18%	1.37%	1.71	%†
Portfolio turnover rate	291%	279%	138%
Net assets at end of period (in 000's)	$49	$66	$55
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.

MainStay Growth Equity Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,		November 4, 2005* through October 31,
Class B	2008	2007	2006
Net asset value at beginning of period	$12.99	$10.93	$10.00
Net investment income (loss)	(0.10)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(4.75)	2.22	1.02
Total from investment operations	(4.85)	2.14	0.93
Less dividends and distributions:
From net investment income	--	--	--
From net realized gain on investments	(0.07)	(0.08)	--
Total dividends and distributions	(0.07)	(0.08)	--
Net asset value at end of period	$8.07	$12.99	$10.93
Total investment return(a)(b)	(37.55%)	19.67%	9.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)	(0.67%)	(0.87	%)†
Net expenses	2.06%	2.00%	2.00	%†
Expenses (before waiver)	2.26%	2.12%	2.46	%†
Portfolio turnover rate	291%	279%	138%
Net assets at end of period (in 000's)	$42	$65	$55
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
	Year ended October 31,		November 4, 2005* through October 31,
Class C	2008	2007	2006
Net asset value at beginning of period	$12.99	$10.93	$10.00
Net investment income (loss)	(0.12)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(4.74)	2.22	1.02
Total from investment operations	(4.86)	2.14	0.93
Less dividends and distributions:
From net investment income	—	—	—
From net realized gain on investments	(0.07)	(0.08)	—
Total dividends and distributions	(0.07)	(0.08)	—
Net asset value at end of period	$8.06	$12.99	$10.93
Total investment return(a)(b)	(37.63%)	19.56%	9.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)	(0.67%)	(0.87	%)†
Net expenses	2.06%	2.00%	2.00	%†
Expenses (before waiver)	2.26%	2.12%	2.46	%†
Portfolio turnover rate	291%	279%	138%
Net assets at end of period (in 000's)	$40	$65	$55
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.

MainStay Growth Equity Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,		November 4, 2005* through October 31,
Class I	2008	2007	2006
Net asset value at beginning of period	$13.24	$11.04	$10.00
Net investment income (loss)	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investments	(4.87)	2.28	1.03
Total from investment operations	(4.85)	2.30	1.04
Less dividends and distributions:
From net investment income	(0.02)	(0.02)	—
From net realized gain on investments	(0.07)	(0.08)	—
Total dividends and distributions	(0.09)	(0.10)	—
Net asset value at end of period	$8.30	$13.24	$11.04
Total investment return(a)(b)(c)	(36.80%)	20.93%	10.40	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.31%	0.11	%†
Net expenses	0.81%	0.92%	1.00	%†
Expenses (before waiver)	0.81%	0.92%	1.46	%†
Portfolio turnover rate	291%	279%	138%
Net assets at end of period (in 000's)	$75,450	$173,475	$26,586
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Class I shares are not subject to sales charges.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay Large Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$6.63
Net investment loss(a)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.90)
Total from investment operations	(1.93)
Less dividends and distributions:
From net realized gain on investments	--
Net asset value at end of period	$4.70
Total investment return(b)(c)	(29.11	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.73	%)†
Net expenses	1.38	%†
Expenses (before waiver/reimbursement)	1.39	%†
Portfolio turnover rate	115%
Net assets at end of period (in 000's)	$46,762
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,			July 1, 2005* through October 31,		Year ended June 30,
Class A	2008	2007	2006	2005		2005	2004
Net asset value at beginning of period	$7.37	$5.84	$5.31	$5.06		$4.69	$3.96
Net investment loss(a)	(0.03)	(0.04)	(0.03)	(0.01)		(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	(2.64)	1.57	0.56	0.26		0.40	0.76
Total from investment operations	(2.67)	1.53	0.53	0.25		0.37	0.73
Less distributions:
From net realized gain on investments	--	--	(0.00)‡	--		--	--
Net asset value at end of period	$4.70	$7.37	$5.84	$5.31		$5.06	$4.69
Total investment return(b)(c)	(36.36%)	26.20%	10.04%	4.94	%(d)	7.89%	18.43%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.52%)	(0.61%)	(0.53%)	(0.77	%)†	(0.29%)	(0.77%)
Net expenses	1.23%	1.36%	1.40%	1.40	%†	1.35%	1.30%
Expenses (before waiver/reimbursement)	1.26%	1.43%	1.63%	1.77	%†	3.01%	2.78%
Portfolio turnover rate	115%	74%	92%	29%		27%	94%
Net assets at end of period (in 000's)	$495,184	$374,978	$200,500	$71,859		$67,000	$4,926
*	The Fund changed its fiscal year end from June 30 to October 31.
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay Large Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,			July 1, 2005* through October 31,		April 1, 2005** through June 30,
Class B	2008	2007	2006	2005		2005
Net asset value at beginning of period	$7.24	$5.77	$5.29	$5.06		$4.83
Net investment loss(a)	(0.09)	(0.08)	(0.07)	(0.03)		(0.00	)‡
Net realized and unrealized gain (loss) on investments	(2.58)	1.55	0.55	0.26		0.23
Total from investment operations	(2.67)	1.47	0.48	0.23		0.23
Less distributions:
From net realized gain on investments	--	--	(0.00)‡	--		--
Net asset value at end of period	$4.57	$7.24	$5.77	$5.29		$5.06
Total investment return(b)(c)	(36.88%)	25.48%	9.13%	4.55	%(d)	4.76	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.34%)	(1.34%)	(1.29%)	(1.52	%)†	(1.41	%)†
Net expenses	2.10%	2.11%	2.15%	2.15	%†	2.15	%†
Expenses (before waiver/reimbursement)	2.12%	2.18%	2.38%	2.52	%†	4.24	%†
Portfolio turnover rate	115%	74%	92%	29%		27%
Net assets at end of period (in 000's)	$65,996	$132,402	$133,330	$169,703		$168,063
*	The Fund changed its fiscal year end from June 30 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,			July 1, 2005* through October 31,		April 1, 2005** through June 30,
Class C	2008	2007	2006	2005		2005
Net asset value at beginning of period	$7.23	$5.77	$5.29	$5.05		$4.83
Net investment income (loss)(a)	(0.09)	(0.09)	(0.07)	(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments	(2.57)	1.55	0.55	0.27		0.23
Total from investment operations	(2.66)	1.46	0.48	0.24		0.22
Less distributions:
From net realized gain on investments	--	--	(0.00)‡	--		--
Net asset value at end of period	$4.57	$7.23	$5.77	$5.29		$5.05
Total investment return(b)(c)	(36.79%)	25.30%	9.13%	4.75	%(d)	4.55	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.41%)	(1.37%)	(1.29%)	(1.52	%)†	(1.41	%)†
Net expenses	2.11%	2.11%	2.15%	2.15	%†	2.15	%†
Expenses (before waiver/reimbursement)	2.12%	2.18%	2.38%	2.52	%†	4.24	%†
Portfolio turnover rate	115%	74%	92%	29%		27%
Net assets at end of period (in 000's)	$93,249	$58,119	$18,171	$8,024		$7,190
*	The Fund changed its fiscal year end from June 30 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay Large Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,			July 1, 2005* through October 31,		April 1, 2005** through June 30,
Class I	2008	2007	2006	2005		2005
Net asset value at beginning of period	$7.49	$5.89	$5.33	$5.07		$4.83
Net investment income (loss)(a)	(0.01)	(0.00)‡	0.01	0.00	‡	(0.01)
Net realized and unrealized gain (loss) on investments	(2.69)	1.60	0.55	0.26		0.25
Total from investment operations	(2.70)	1.60	0.56	0.26		0.24
Less distributions:
From net realized gain on investments	--	--	(0.00)‡	--		--
Net asset value at end of period	$4.79	$7.49	$5.89	$5.33		$5.07
Total investment return(b)(c)(d)	(36.05%)	22.16%	10.56%	5.13	%(e)	4.97	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08%)	(0.01%)	0.11%	0.06	%†	(0.28	%)†
Net expenses	0.79%	0.76%	0.75%	0.60	%†	1.02	%†
Expenses (before waiver/reimbursement)	0.94%	0.91%	0.98%	0.97	%†	3.11	%†
Portfolio turnover rate	115%	74%	92%	29%		27%
Net assets at end of period (in 000's)	$761,458	$524,485	$259,588	$93,694		$14,349
*	The Fund changed its fiscal year end from June 30 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
	Year ended October 31,			July 1, 2005* through October 31,		April 1, 2005** through June 30,
Class R1	2008	2007	2006	2005		2005
Net asset value at beginning of period	$7.45	$5.87	$5.31	$5.06		$4.83
Net investment income (loss)(a)	(0.01)	(0.01)	0.00 ‡	0.00	‡	(0.03)
Net realized and unrealized gain (loss) on investments	(2.68)	1.59	0.56	0.25		0.26
Total from investment operations	(2.69)	1.58	0.56	0.25		0.23
Less distributions:
From net realized gain on investments	--	--	(0.00)‡	--		--
Net asset value at end of period	$4.76	$7.45	$5.87	$5.31		$5.06
Total investment return(b)(c)(d)	(36.11%)	26.92%	10.60%	4.94	%(e)	4.76	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16%)	(0.19%)	0.03%	0.10	%†	(0.38	%)†
Net expenses	0.88%	0.85%	0.85%	0.70	%†	1.12	%†
Expenses (before waiver/reimbursement)	1.03%	1.01%	1.08%	1.07	%†	3.21	%†
Portfolio turnover rate	115%	74%	92%	29%		27%
Net assets at end of period (in 000's)	$62,344	$57,460	$3,163	$2		$2
*	The Fund changed its fiscal year end from June 30 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Large Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,			July 1, 2005* through October 31,		April 1, 2005** through June 30,
Class R2	2008	2007	2006	2005		2005
Net asset value at beginning of period	$7.40	$5.84	$5.30	$5.05		$4.83
Net investment income (loss)(a)	(0.03)	(0.02)	(0.01)	(0.01)		(0.03)
Net realized and unrealized gain (loss) on investments	(2.65)	1.58	0.55	0.26		0.25
Total from investment operations	(2.68)	1.56	0.54	0.25		0.22
Less distributions:
From net realized gain on investments	--	--	(0.00)‡	--		--
Net asset value at end of period	$4.72	$7.40	$5.84	$5.30		$5.05
Total investment return(b)(c)(d)	(36.22%)	26.71%	10.25%	4.95	%(e)	4.55	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.46%)	(0.37%)	(0.24%)	(0.51	%)†	(0.63	%)†
Net expenses	1.14%	1.11%	1.10%	0.95	%†	1.37	%†
Expenses (before waiver/reimbursement)	1.29%	1.27%	1.33%	1.32	%†	3.46	%†
Portfolio turnover rate	115%	74%	92%	29%		27%
Net assets at end of period (in 000's)	$35,410	$4,154	$9	$2		$2
*	The Fund changed its fiscal year end from June 30 to October 31.
**	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
	Year ended October 31,		April 28, 2005* through October 31,
Class R3	2008	2007	2006
Net asset value at beginning of period	$7.37	$5.83	$5.74
Net investment loss(a)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.63)	1.58	0.10
Total from investment operations	(2.68)	1.54	0.09
Net asset value at end of period	$4.69	$7.37	$5.83
Total investment return(b)(c)(d)	(36.36%)	26.42%	1.57	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.77%)	(0.66%)	(0.47	%)†
Net expenses	1.40%	1.35%	1.37	%†
Expenses (before waiver/reimbursement)	1.56%	1.51%	1.63	%†
Portfolio turnover rate	115%	74%	92%
Net assets at end of period (in 000's)	$4,689	$117	$10
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay MAP Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$32.90
Net investment income (loss)(a)	0.17
Net realized and unrealized gain (loss) on investments	(10.02)
Net realized and unrealized loss on foreign currency transactions	(0.01)
Total from investment operations	(9.86)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$23.04
Total investment return(b)(c)	(29.97	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81	%†
Net expenses	1.35	%†
Expenses (before reimbursement)	1.35	%†
Portfolio turnover rate	96%
Net assets at end of period (in 000's)	$72,709
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006	2005		2004
Net asset value at beginning of period	$41.39	$38.55	$35.03	$32.08		$28.04
Net investment income (loss)(a)	0.31	0.31	0.11	0.10	(b)	(0.01)
Net realized and unrealized gain (loss) on investments	(13.88)	5.68	5.54	4.16		4.05
Net realized and unrealized loss on foreign currency transactions	(0.01)	--	--	--		--
Total from investment operations	(13.58)	5.99	5.65	4.26		4.04
Less dividends and distributions:
From net investment income	(0.22)	(0.09)	--	--		--
From net realized gain on investments	(4.55)	(3.06)	(2.13)	(1.31)		--
Total dividends and distributions	(4.77)	(3.15)	(2.13)	(1.31)		--
Net asset value at end of period	$23.04	$41.39	$38.55	$35.03		$32.08
Total investment return(c)(d)	(36.80%)	16.61%	16.80%	13.51%		14.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	0.79%	0.28%	0.29	%(b)	(0.05%)
Net expenses	1.23%	1.27%	1.35%	1.35%		1.35%
Expenses (before reimbursement)	1.25%	1.27%	1.33%	1.37%		1.38%
Portfolio turnover rate	96%	76%	100%	56%		64%
Net assets at end of period (in 000's)	$291,812	$647,374	$524,523	$358,214		$268,513
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay MAP Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007	2006	2005		2004
Net asset value at beginning of period	$38.79	$36.49	$33.50	$30.96		$27.26
Net investment income (loss)(a)	0.04	0.02	(0.15)	(0.15	)(b)	(0.24)
Net realized and unrealized gain (loss) on investments	(12.91)	5.34	5.27	4.00		3.94
Net realized and unrealized loss on foreign currency transactions	(0.01)	--	--	--		--
Total from investment operations	(12.88)	5.36	5.12	3.85		3.70
Less dividends and distributions:
From net investment income	--	--	--	--		--
From net realized gain on investments	(4.55)	(3.06)	(2.13)	(1.31)		--
Total dividends and distributions	(4.55)	(3.06)	(2.13)	(1.31)		--
Net asset value at end of period	$21.36	$38.79	$36.49	$33.50		$30.96
Total investment return(c)(d)	(37.33%)	15.73%	15.94%	12.64%		13.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.06%	(0.45%)	(0.46	%)(b)	(0.80%)
Net expenses	2.07%	2.02%	2.10%	2.10%		2.10%
Expenses (before reimbursement)	2.07%	2.02%	2.08%	2.12%		2.13%
Portfolio turnover rate	96%	76%	100%	56%		64%
Net assets at end of period (in 000's)	$189,015	$378,342	$354,543	$387,772		$313,765
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	Year ended October 31,
Class C	2008	2007	2006	2005		2004
Net asset value at beginning of period	$38.79	$36.49	$33.50	$30.96		$27.26
Net investment income (loss)(a)	0.04	0.01	(0.16)	(0.15	)(b)	(0.24)
Net realized and unrealized gain (loss) on investments	(12.90)	5.35	5.28	4.00		3.94
Net realized and unrealized loss on foreign currency transactions	(0.01)	--	--	--		--
Total from investment operations	(12.87)	5.36	5.12	3.85		3.70
Less dividends and distributions:
From net investment income	--	--	--	--		--
From net realized gain on investments	(4.55)	(3.06)	(2.13)	(1.31)		--
Total dividends and distributions	(4.55)	(3.06)	(2.13)	(1.31)		--
Net asset value at end of period	$21.37	$38.79	$36.49	$33.50		$30.96
Total investment return(c)(d)	(37.30%)	15.73%	15.94%	12.64%		13.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.04%	(0.46%)	(0.46	%)(b)	(0.80%)
Net expenses	2.07%	2.02%	2.10%	2.10%		2.10%
Expenses (before reimbursement)	2.07%	2.02%	2.08%	2.12%		2.13%
Portfolio turnover rate	96%	76%	100%	56%		64%
Net assets at end of period (in 000's)	$178,672	$331,430	$245,458	$181,398		$138,044
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay MAP Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008	2007	2006	2005		2004
Net asset value at beginning of period	$42.13	$39.15	$35.50	$32.37		$28.19
Net investment income (loss)(a)	0.39	0.45	0.23	0.24	(b)	0.09
Net realized and unrealized gain (loss) on investments	(14.12)	5.78	5.62	4.20		4.09
Net realized and unrealized loss on foreign currency transactions	(0.00)‡	--	--	--		--
Total from investment operations	(13.73)	6.23	5.85	4.44		4.18
Less dividends and distributions:
From net investment income	(0.34)	(0.19)	(0.07)	--		--
From net realized gain on investments	(4.55)	(3.06)	(2.13)	(1.31)		--
Total dividends and distributions	(4.89)	(3.25)	(2.20)	(1.31)		--
Net asset value at end of period	$23.51	$42.13	$39.15	$35.50		$32.37
Total investment return(c)(d)(e)	(36.59%)	16.99%	17.21%	13.96%		14.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	1.15%	0.61%	0.69	%(b)	0.31%
Net expenses	0.96%	0.92%	1.03%	0.95%		0.99%
Expenses (before reimbursement)	0.96%	0.92%	1.01%	0.97%		1.02%
Portfolio turnover rate	96%	76%	100%	56%		64%
Net assets at end of period (in 000's)	$425,266	$438,054	$358,423	$320,099		$274,975
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	Year ended October 31,					January 2, 2004* through October 31,
Class R1	2008	2007	2006	2005		2004
Net asset value at beginning of period	$41.69	$38.78	$35.19	$32.13		$30.38
Net investment income (loss)(a)	0.42	0.42	0.19	0.16	(b)	0.05
Net realized and unrealized gain (loss) on investments	(14.03)	5.71	5.57	4.21		1.70
Net realized and unrealized loss on foreign currency transactions	(0.00)‡	--	--	--		--
Total from investment operations	(13.61)	6.13	5.76	4.37		1.75
Less dividends and distributions:
From net investment income	(0.30)	(0.16)	(0.04)	--		--
From net realized gain on investments	(4.55)	(3.06)	(2.13)	(1.31)		--
Total dividends and distributions	(4.85)	(3.22)	(2.17)	(1.31)		--
Net asset value at end of period	$23.23	$41.69	$38.78	$35.19		$32.13
Total investment return(c)(d)(e)	(36.67%)	16.89%	17.08%	13.84%		5.76	%(f)
Ratios( to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.08%	0.51%	0.59	%(b)	0.21	%†
Net expenses	1.01%	1.02%	1.13%	1.05%		1.09	%†
Expenses (before reimbursement)	1.01%	1.02%	1.11%	1.07%		1.12	%†
Portfolio turnover rate	96%	76%	100%	56%		64%
Net assets at end of period (in 000's)	$232	$12,424	$15,583	$13,379		$34
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Total return is not annualized.

MainStay MAP Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,					January 2, 2004* through October 31,
Class R2	2008	2007	2006	2005		2004
Net asset value at beginning of period	$41.40	$38.54	$35.03	$32.07		$30.38
Net investment income (loss)(a)	0.28	0.32	0.07	0.07	(b)	(0.01)
Net realized and unrealized gain (loss) on investments	(13.86)	5.68	5.57	4.20		1.70
Net realized and unrealized loss on foreign currency transactions	(0.00)‡	--	--	--		--
Total from investment operations	(13.58)	6.00	5.64	4.27		1.69
Less dividends and distributions:
From net investment income	(0.21)	(0.08)	--	--		--
From net realized gain on investments	(4.55)	(3.06)	(2.13)	(1.31)		--
Total dividends and distributions	(4.76)	(3.14)	(2.13)	(1.31)		--
Net asset value at end of period	$23.06	$41.40	$38.54	$35.03		$32.07
Total investment return(c)(d)(e)	(36.78%)	16.61%	16.80%	13.54%		5.56	%(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%	0.81%	0.17%	0.34	%(b)	(0.04	%)†
Net expenses	1.30%	1.27%	1.38%	1.30%		1.34	%†
Expenses (before reimbursement)	1.30%	1.27%	1.36%	1.32%		1.37	%†
Portfolio turnover rate	96%	76%	100%	56%		64%
Net assets at end of period (in 000's)	$6,427	$8,560	$5,806	$2,122		$4
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Total return is not annualized.
	Year ended October 31,		April 28, 2006* through October 31,
Class R3	2008	2007	2006
Net asset value at beginning of period	$41.31	$38.49	$37.46
Net investment income (loss)(a)	0.19	0.17	(0.02)
Net realized and unrealized gain (loss) on investments	(13.82)	5.73	1.05
Net realized and unrealized loss on foreign currency transactions	(0.00)‡	--	--
Total from investment operations	(13.63)	5.90	1.03
Less dividends and distributions:
From net investment income	(0.16)	(0.02)	--
From net realized gain on investments	(4.55)	(3.06)	--
Total dividends and distributions	(4.71)	(3.08)	--
Net asset value at end of period	$22.97	$41.31	$38.49
Total investment return(b)(c)(d)	(36.96%)	16.37%	2.75	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.42%	(0.10	%)†
Net expenses	1.56%	1.52%	1.72	%†
Expenses (before reimbursement)	1.56%	1.52%	1.73	%†
Portfolio turnover rate	96%	76%	100%
Net assets at end of period (in 000's)	$310	$256	$10
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Mid Cap Core Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$22.46
Net investment income(a)	0.15
Net realized and unrealized gain (loss) on investments	(7.35)
Total from investment operations	(7.20)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$15.26
Total investment return(b)(c)	(32.06	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03	%†
Net expenses	1.45	%†
Expenses (before waiver/reimbursement)	2.03	%†
Portfolio turnover rate	203%
Net assets at end of period (in 000's)	$10,230
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,				January 2, 2004* through October 31,
Class A	2008	2007	2006	2005	2004
Net asset value at beginning of period	$28.93	$27.91	$26.10	$23.45	$21.93
Net investment income (loss)	0.25 (a)	0.26 (a)	0.12	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(10.11)	1.81	3.12	3.34	1.53
Total from investment operations	(9.86)	2.07	3.24	3.40	1.52
Less dividends and distributions:
From net investment income	(0.22)	(0.11)	(0.08)	(0.04)	--
From net realized gain on investments	(3.58)	(0.94)	(1.35)	(0.71)	--
Total dividends and distributions	(3.80)	(1.05)	(1.43)	(0.75)	--
Net asset value at end of period	$15.27	$28.93	$27.91	$26.10	$23.45
Total investment return(b)(c)	(39.03%)	7.56%	12.89%	14.59%	6.93	(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	0.89%	0.47%	0.32%	(0.21	%)†
Net expenses	1.35%	1.35%	1.35%	1.50%	1.53	%†#
Expenses (before waiver/reimbursement)	1.83%	1.65%	1.68%	1.78%	2.13	%†#
Portfolio turnover rate	203%	150%	94%	153%	43%
Net assets at end of period (in 000's)	$20,801	$69,082	$64,829	$42,239	$6,554
*	Commencement of operations
†	Annualized
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay Mid Cap Core Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,				January 2, 2004* through October 31,
Class B	2008	2007	2006	2005	2004
Net asset value at beginning of period	$28.10	$27.23	$25.60	$23.14	$21.79
Net investment income (loss)	0.06 (a)	0.04 (a)	(0.08)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(9.80)	1.77	3.06	3.28	1.42
Total from investment operations	(9.74)	1.81	2.98	3.18	1.35
Less dividends and distributions:
From net investment income	(0.01)	--	--	(0.01)	--
From net realized gain on investments	(3.58)	(0.94)	(1.35)	(0.71)	--
Total dividends and distributions	(3.59)	(0.94)	(1.35)	(0.72)	--
Net asset value at end of period	$14.77	$28.10	$27.23	$25.60	$23.14
Total investment return(b)(c)	(39.54%)	6.76%	12.09%	13.81%	6.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%	0.15%	(0.18%)	(0.43%)	(0.96	%)†
Net expenses	2.15%	2.10%	2.10%	2.25%	2.28	%†#
Expenses (before waiver/reimbursement)	2.69%	2.40%	2.43%	2.53%	2.88	%†#
Portfolio turnover rate	203%	150%	94%	153%	43%
Net assets at end of period (in 000's)	$9,610	$21,376	$21,047	$25,068	$5,756
*	Commencement of operations
†	Annualized
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class C	2008	2007	2006	2005	2004
Net asset value at beginning of period	$28.09	$27.21	$25.59	$23.14	$20.86
Net investment income (loss)	0.06 (a)	0.04 (a)	(0.05)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(9.80)	1.78	3.02	3.25	2.50
Total from investment operations	(9.74)	1.82	2.97	3.17	2.43
Less dividends and distributions:
From net investment income	(0.01)	--	--	(0.01)	--
From net realized gain on investments	(3.58)	(0.94)	(1.35)	(0.71)	(0.15)
Total dividends and distributions	(3.59)	(0.94)	(1.35)	(0.72)	(0.15)
Net asset value at end of period	$14.76	$28.09	$27.21	$25.59	$23.14
Total investment return(b)(c)	(39.52%)	6.72%	12.09%	13.76%	11.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.15%	(0.26%)	(0.43%)	(0.96%)
Net expenses	2.15%	2.10%	2.10%	2.25%	2.28%#
Expenses (before waiver/reimbursement)	2.69%	2.39%	2.43%	2.53%	2.88%#
Portfolio turnover rate	203%	150%	94%	153%	43%
Net assets at end of period (in 000's)	$10,170	$24,485	$31,445	$22,687	$4,951
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Mid Cap Core Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008	2007	2006	2005	2004
Net asset value at beginning of period	$29.28	$28.18	$26.34	$23.57	$21.01
Net investment income (loss)	0.32 (a)	0.35 (a)	0.24	0.12	0.05
Net realized and unrealized gain (loss) on investments	(10.25)	1.83	3.11	3.42	2.66
Total from investment operations	(9.93)	2.18	3.35	3.54	2.71
Less dividends and distributions:
From net investment income	(0.30)	(0.14)	(0.16)	(0.06)	--
From net realized gain on investments	(3.58)	(0.94)	(1.35)	(0.71)	(0.15)
Total dividends and distributions	(3.88)	(1.08)	(1.51)	(0.77)	(0.15)
Net asset value at end of period	$15.47	$29.28	$28.18	$26.34	$23.57
Total investment return(b)(c)(d)	(38.86%)	7.87%	13.24%	15.11%	12.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.20%	0.81%	0.78%	0.26%
Net expenses	1.04%	1.04%	1.04%	1.04%	1.06%#
Expenses (before waiver/reimbursement)	1.41%	1.17%	1.16%	1.27%	1.66%#
Portfolio turnover rate	203%	150%	94%	153%	43%
Net assets at end of period (in 000's)	$8,926	$20,256	$24,309	$23,379	$18,508
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I and Class R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	Year ended October 31,		April 28, 2006* through October 31,
Class R3	2008	2007	2006
Net asset value at beginning of period	$28.91	$27.87	$27.81
Net investment income (loss)	0.18 (a)	0.15 (a)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	(10.11)	1.84	0.06
Total from investment operations	(9.93)	1.99	0.06
Less dividends and distributions:
From net investment income	(0.14)	(0.01)	--
From net realized gain on investments	(3.58)	(0.94)	--
Total dividends and distributions	(3.72)	(0.95)	--
Net asset value at end of period	$15.26	$28.91	$27.87
Total investment return(b)(c)(d)	(39.20%)	7.24%	0.22	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.50%	(0.02	%)†
Net expenses	1.64%	1.64%	1.64	%†
Expenses (before waiver/reimbursement)	2.03%	1.77%	1.77	%†
Portfolio turnover rate	203%	150%	94%
Net assets at end of period (in 000's)	$59	$80	$10
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I and Class R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Mid Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	February 28 2008* through October 31, 2008
Net asset value at beginning of period	$12.74
Net investment loss(a)	(0.08)
Net realized and unrealized gain (loss) on investments	(4.82)
Total from investment operations	(4.90)
Less distributions:
From net realized gain on investments	_
Net asset value at end of period	$7.84
Total investment return(b)(c)	(38.46	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.03	%)†
Net expenses	1.56	%†
Expenses (before recoupment/waiver/reimbursement)	1.56	%†
Portfolio turnover rate	55%
Net assets at end of period (in 000's)	$16,217
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006	2005	2004
Net asset value at beginning of period	$15.03	$12.47	$11.40	$9.09	$8.23
Net investment loss(a)	(0.09)	(0.09)	(0.09)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	(6.33)	3.17	1.16	2.41	0.95
Total from investment operations	(6.42)	3.08	1.07	2.31	0.86
Less distributions:
From net realized gain on investments	(0.76)	(0.52)	--	--	--
Net asset value at end of period	$7.85	$15.03	$12.47	$11.40	$9.09
Total investment return(b)(c)	(44.89%)	25.53%	9.39%	25.41%	10.45%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.75%)	(0.63%)	(0.69%)	(0.91%)	(0.99%)
Net expenses	1.37%	1.50%	1.50%	1.50%	1.50%
Expenses (before recoupment/waiver/reimbursement)	1.48%	1.44%	1.55%	1.63%	1.69%
Portfolio turnover rate	55%	48%	52%	44%	52%
Net assets at end of period (in 000's)	$50,497	$146,359	$124,741	$48,597	$46,234
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Mid Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007	2006	2005	2004
Net asset value at beginning of period	$14.26	$11.95	$10.98	$8.82	$8.05
Net investment loss(a)	(0.19)	(0.18)	(0.17)	(0.17)	(0.15)
Net realized and unrealized gain (loss) on investments	(5.96)	3.01	1.14	2.33	0.92
Total from investment operations	(6.15)	2.83	0.97	2.16	0.77
Less distributions:
From net realized gain on investments	(0.76)	(0.52)	--	--	--
Net asset value at end of period	$7.35	$14.26	$11.95	$10.98	$8.82
Total investment return (b)(c)	(45.45%)	24.51%	8.83%	24.49%	9.57%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.66%)	(1.37%)	(1.44%)	(1.66%)	(1.74%)
Net expenses	2.27%	2.25%	2.25%	2.25%	2.25%
Expenses (before recoupment/waiver/reimbursement)	2.25%	2.19%	2.30%	2.38%	2.44%
Portfolio turnover rate	55%	48%	52%	44%	52%
Net assets at end of period (in 000's)	$27,477	$62,665	$57,469	$62,792	$35,710
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	Year ended October 31,
Class C	2008	2007	2006	2005	2004
Net asset value at beginning of period	$14.25	$11.94	$10.99	$8.82	$8.05
Net investment loss(a)	(0.19)	(0.18)	(0.17)	(0.17)	(0.15)
Net realized and unrealized gain (loss) on investments	(5.95)	3.01	1.12	2.34	0.92
Total from investment operations	(6.14)	2.83	0.95	2.17	0.77
Less distributions:
From net realized gain on investments	(0.76)	(0.52)	--	--	--
Net asset value at end of period	$7.35	$14.25	$11.94	$10.99	$8.82
Total investment return (b)(c)	(45.41%)	24.53%	8.64%	24.60%	9.57%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.64%)	(1.36%)	(1.44%)	(1.66%)	(1.74%)
Net expenses	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses (before recoupment/waiver/reimbursement)	2.25%	2.19%	2.30%	2.38%	2.44%
Portfolio turnover rate	55%	48%	52%	44%	52%
Net assets at end of period (in 000's)	$20,414	$44,769	$42,625	$14,181	$3,580
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Mid Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	April 30, 2008* through October 31,
Class R2	2008
Net asset value at beginning of period	$12.69
Net investment loss(a)	(0.05)
Net realized and unrealized gain (loss) on investments	(4.80)
Total from investment operations	(4.85)
Less distributions:
From net realized gain on investments	--
Net asset value at end of period	$7.84
Total investment return (b)(c)(d)	38.22	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.92	%)†
Net expenses	1.47	%†
Expenses (before recoupment/waiver/reimbursement)	1.69	%†
Portfolio turnover rate	55%
Net assets at end of period (in 000's)	$15
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
	Year ended October 31,			April 28, 2006* through October 31,
Class R3	2008	2007		2006
Net asset value at beginning of period	$14.99	$12.46		$13.24
Net investment loss(a)	(0.13)	(0.10)		(0.08)
Net realized and unrealized gain (loss) on investments	(6.30)	3.15		(0.70	)(b)
Total from investment operations	(6.43)	3.05		(0.78)
Less distributions:
From net realized gain on investments	(0.76)	(0.52)		--
Net asset value at end of period	$7.80	$14.99		$12.46
Total investment return(c)(d)(e)	(45.01%)	25.13	%(f)	5.89	%(g)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.13%)	(0.76%)		(1.27	%)(b)†
Net expenses	1.69%	1.64%		1.62	%†
Expenses (before recoupment/waiver/reimbursement)	1.85%	1.60%		1.75	%†
Portfolio turnover rate	55%	48%		52%
Net assets at end of period (in 000's)	$1,574	$536		$762
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R2 and R3 are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Total return is calculated assuming a purchase of a share of the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(g)	Total return is not annualized.

MainStay Mid Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,			March 29, 2005* through October 31,
Class I	2008	2007	2006	2005
Net asset value at beginning of period	$15.20	$12.56	$11.43	$10.45
Net investment loss(a)	(0.06)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	(6.41)	3.19	1.17	1.01
Total from investment operations	(6.47)	3.16	1.13	0.98
Less distributions:
From net realized gain on investments	(0.76)	(0.52)	--	--
Net asset value at end of period	$7.97	$15.20	$12.56	$11.43
Total investment return(b)(c)(d)	(44.71%)	25.99%	9.89%	9.38	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.49%)	(0.19%)	(0.28%)	(0.51	%)†
Net expenses	1.07%	1.01%	1.07%	1.10	%†
Expenses (before recoupment/waiver/reimbursement)	1.22%	1.00%	1.04%	1.23	%†
Portfolio turnover rate	55%	48%	52%	44%
Net assets at end of period (in 000's)	$42,450	$31,993	$1,626	$4,205
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Mid Cap Value Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$13.27
Net investment income (loss)(a)	0.09
Net realized and unrealized gain (loss) on investments	(4.19)
Total from investment operations	(4.10)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$9.17
Total investment return(b)(c)	(30.90	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08	%†
Net expenses	1.40	%†
Expenses (before waiver/reimbursement)	1.54	%†
Portfolio turnover rate	50%
Net assets at end of period (in 000's)	$28,174
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006	2005	2004
Net asset value at beginning of period	$17.31	$18.43	$17.04	$15.71	$13.50
Net investment income (loss)	0.15 (a)	0.11 (a)	0.09 (a)	0.03	0.03
Net realized and unrealized gain (loss) on investments	(5.60)	1.37	2.47	1.54	2.18
Total from investment operations	(5.45)	1.48	2.56	1.57	2.21
Less dividends and distributions:
From net investment income	(0.06)	(0.05)	--	--	--
From net realized gain on investments	(2.62)	(2.55)	(1.17)	(0.24)	--
Total dividends and distributions	(2.68)	(2.60)	(1.17)	(0.24)	--
Net asset value at end of period	$9.18	$17.31	$18.43	$17.04	$15.71
Total investment return (b)(c)	(36.93%)	8.61%	15.70%	10.06%	16.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.64%	0.54%	0.17%	0.27%
Net expenses	1.29%	1.30%	1.34%	1.35%	1.43%
Expenses (before waiver/reimbursement)	1.40%	1.35%	1.43%	1.42%	1.43%
Portfolio turnover rate	50%	54%	44%	49%	33%
Net assets at end of period (in 000's)	$49,730	$162,745	$171,908	$127,680	$116,396
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Mid Cap Value Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007		2006		2005	2004
Net asset value at beginning of period	$16.53	$17.77		$16.59		$15.41	$13.34
Net investment income (loss)	0.04 (a)	(0.02	)(a)	(0.03	)(a)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(5.30)	1.33		2.38		1.52	2.14
Total from investment operations	(5.26)	1.31		2.35		1.42	2.07
Less dividends and distributions:
From net investment income	--	--		--		--	--
From net realized gain on investments	(2.62)	(2.55)		(1.17)		(0.24)	--
Total dividends and distributions	(2.62)	(2.55)		(1.17)		(0.24)	--
Net asset value at end of period	$8.65	$16.53		$17.77		$16.59	$15.41
Total investment return (b)(c)	(37.45%)	7.82%		14.82%		9.27%	15.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	(0.10%)		(0.17%)		(0.58%)	(0.48%)
Net expenses	2.10%	2.05%		2.09%		2.10%	2.18%
Expenses (before waiver/reimbursement)	2.23%	2.10%		2.18%		2.17%	2.18%
Portfolio turnover rate	50%	54%		44%		49%	33%
Net assets at end of period (in 000's)	$58,429	$135,958		$156,043		$207,348	$191,390
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	Year ended October 31,
Class C	2008	2007		2006		2005	2004
Net asset value at beginning of period	$16.52	$17.77		$16.59		$15.41	$13.34
Net investment income (loss)	0.04 (a)	(0.02	)(a)	(0.03	)(a)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(5.29)	1.32		2.38		1.52	2.14
Total from investment operations	(5.25)	1.30		2.35		1.42	2.07
Less dividends and distributions:
From net investment income	--	--		--		--	--
From net realized gain on investments	(2.62)	(2.55)		(1.17)		(0.24)	--
Total dividends and distributions	(2.62)	(2.55)		(1.17)		(0.24)	--
Net asset value at end of period	$8.65	$16.52		$17.77		$16.59	$15.41
Total investment return (b)(c)	(37.41%)	7.75%		14.82%		9.27%	15.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.35%	(0.10%)		(0.19%)		(0.58%)	(0.48%)
Net expenses	2.10%	2.05%		2.09%		2.10%	2.18%
Expenses (before waiver/reimbursement)	2.23%	2.10%		2.18%		2.17%	2.18%
Portfolio turnover rate	50%	54%		44%		49%	33%
Net assets at end of period (in 000's)	$14,509	$34,799		$39,899		$42,654	$39,884
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Mid Cap Value Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,				January 2, 2004* through October 31
Class I	2008	2007	2006	2005	2004
Net asset value at beginning of period	$17.60	$18.63	$17.16	$15.76	$14.81
Net investment income (loss)	0.22 (a)	0.21 (a)	0.16 (a)	0.04	0.07
Net realized and unrealized gain (loss) on investments	(5.70)	1.39	2.48	1.60	0.88
Total from investment operations	(5.48)	1.60	2.64	1.64	0.95
Less dividends and distributions:
From net investment income	(0.15)	(0.08)	--	--	--
From net realized gain on investments	(2.62)	(2.55)	(1.17)	(0.24)	--
Total dividends and distributions	(2.77)	(2.63)	(1.17)	(0.24)	--
Net asset value at end of period	$9.35	$17.60	$18.63	$17.16	$15.76
Total investment return (b)(c)(d)	(36.65%)	9.24%	16.08%	10.48%	6.41	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.62%	1.16%	0.09%	0.37%	0.70	%†
Net expenses	0.78%	0.77%	0.99%	0.99%	1.00	%†
Expenses (before waiver/reimbursement)	0.93%	0.81%	1.09%	1.06%	1.00	%†
Portfolio turnover rate	50%	54%	44%	49%	33%
Net assets at end of period (in 000's)	$216	$1,283	$682	$584	$1
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I, Class R1 and Class R2 shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
	Year ended October 31,				January 2, 2004* through October 31
Class R1	2008	2007	2006	2005	2004
Net asset value at beginning of period	$17.64	$18.61	$17.14	$15.76	$14.81
Net investment income (loss)	0.21 (a)	0.19 (a)	0.19 (a)	0.07	(0.01)
Net realized and unrealized gain (loss) on investments	(5.73)	1.39	2.45	1.55	0.96
Total from investment operations	(5.52)	1.58	2.64	1.62	0.95
Less dividends and distributions:
From net investment income	(0.13)	--	--	--	--
From net realized gain on investments	(2.62)	(2.55)	(1.17)	(0.24)	--
Total dividends and distributions	(2.75)	(2.55)	(1.17)	(0.24)	--
Net asset value at end of period	$9.37	$17.64	$18.61	$17.14	$15.76
Total investment return (b)(c)(d)	(36.64%)	9.06%	16.11%	10.35%	6.41	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.60%	1.06%	1.11%	0.43%	0.56	%†
Net expenses	0.88%	0.87%	0.95%	1.09%	1.14	%†
Expenses (before waiver/reimbursement)	1.10%	0.92%	1.01%	1.16%	1.14	%†
Portfolio turnover rate	50%	54%	44%	49%	33%
Net assets at end of period (in 000's)	$2	$2	$1	$1,170	$1,075
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I, Class R1 and Class R2 shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Mid Cap Value Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,				January 2, 2004* through October 31
Class R2	2008	2007	2006	2005	2004
Net asset value at beginning of period	$17.42	$18.44	$17.04	$15.71	$14.81
Net investment income (loss)	0.20 (a)	0.15 (a)	0.13 (a)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(5.67)	1.38	2.44	1.56	0.92
Total from investment operations	(5.47)	1.53	2.57	1.57	0.90
Less dividends and distributions:
From net investment income	(0.09)	--	--	--	--
From net realized gain on investments	(2.62)	(2.55)	(1.17)	(0.24)	--
Total dividends and distributions	(2.71)	(2.55)	(1.17)	(0.24)	--
Net asset value at end of period	$9.24	$17.42	$18.44	$17.04	$15.71
Total investment return (b)(c)(d)	(36.82%)	8.84%	15.77%	10.06%	6.08	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.79%	0.84%	0.77%	0.09%	0.26	%†
Net expenses	1.13%	1.12%	1.23%	1.34%	1.44	%†
Expenses (before waiver/reimbursement)	1.43%	1.16%	1.28%	1.41%	1.44	%†
Portfolio turnover rate	50%	54%	44%	49%	33%
Net assets at end of period (in 000's)	$361	$24	$13	$3,564	$837
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I, Class R1 and Class R2 shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay S&P 500 Index Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2004
Net asset value at beginning of period	$31.35
Net investment income	0.26
Net realized and unrealized gain (loss) on investments	(9.14)
Total from investment operations	(8.88)
Less dividends:
From net investment income	_
Net asset value at end of period	$22.47
Total investment return (a)(b)	(28.33	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.63	%†
Net expenses	0.60	%†
Expenses (before recoupment/waiver/reimbursement)	1.06	%†
Portfolio turnover rate	5%
Net assets at end of period (in 000's)	$15,372
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
	Year ended October 31,					January 2, 2004* through October 31,
Class A	2008	2007	2006	2005		2004
Net asset value at beginning of period	$35.79	$31.85	$27.86	$26.11		$25.46
Net investment income	0.51	0.49	0.40	0.40	(a)	0.20
Net realized and unrealized gain (loss) on investments	(13.35)	3.87	3.91	1.68		0.45
Total from investment operations	(12.84)	4.36	4.31	2.08		0.65
Less dividends:
From net investment income	(0.48)	(0.42)	(0.32)	(0.33)		_
Net asset value at end of period	$22.47	$35.79	$31.85	$27.86		$26.11
Total investment return (b)(c)	(36.32%)	13.83%	15.61%	7.97%		2.55	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.65%	1.44%	1.31%	1.43	%(a)	1.09	%†
Net expenses	0.60%	0.60%	0.68%	0.73%		0.59	%†
Expenses (before waiver/reimbursement)	0.79%	0.78%	0.74%	0.87%		0.87	%†
Portfolio turnover rate	5%	5%	5%	6%		2%
Net assets at end of period (in 000's)	$182,351	$334,325	$319,851	$309,387		$280,346
*	Commencement of operations
†	Annualized
(a)	Net investment loss and the ratio of net investment loss include $0.07 per share and 0.26%, respectively, as a result of a special one time dividend from Microsoft Corp.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay S&P 500 Index Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008	2007	2006	2005		2004
Net asset value at beginning of period	$36.14	$32.16	$28.15	$26.35		$24.43
Net investment income	0.60	0.58	0.53	0.48	(a)	.33
Net realized and unrealized gain (loss) on investments	(13.46)	3.93	3.93	1.73		1.88
Total from investment operations	(12.86)	4.51	4.46	2.21		2.21
Less dividends:
From net investment income	(0.59)	(0.53)	(0.45)	(0.41)		(0.29)
Net asset value at end of period	$22.69	$36.14	$32.16	$28.15		$26.35
Total investment return(b)(c)(d)	(36.13%)	14.17%	16.06%	8.42%		9.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.95%	1.73%	1.69%	1.86	%(a)	1.38%
Net expenses	0.30%	0.30%	0.30%	0.30%		0.30%
Expenses (before waiver/reimbursement)	0.49%	0.42%	0.31%	0.44%		0.58%
Portfolio turnover rate	5%	5%	5%	6%		2%
Net assets at end of period (in 000's)	$919,826	$1,479,162	$1,299,916	$1,245,481		$982,503
(a)	Net investment loss and the ratio of net investment loss include $0.07 per share and 0.26%, respectively, as a result of a special one time dividend from Microsoft Corp.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Small Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$14.59
Net investment loss	(0.10	)(a)
Net realized and unrealized gain (loss) on investments	(4.09)
Total from investment operations	(4.19)
Net asset value at end of period	$10.40
Total investment return (b)(c)	(28.72	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.11	%)†
Net expenses	1.58	%†
Expenses (before waiver/reimbursement)	2.13	%†
Portfolio turnover rate	75%
Net assets at end of period (in 000's)	$28,513
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008		2007	2006		2005	2004
Net asset value at beginning of period	$17.36		$16.44	$14.94		$13.63	$13.46
Net investment loss	(0.14	)(a)	(0.18)	(0.18)		(0.15)	(0.22)
Net realized and unrealized gain (loss) on investments	(6.82)		1.10	1.68	(b)	1.46	0.39
Total from investment operations	(6.96)		0.92	1.50		1.31	0.17
Net asset value at end of period	$10.40		$17.36	$16.44		$14.94	$13.63
Total investment return (c)(d)	(40.09%)		5.53%	10.11	%(b)(e)	9.61%	1.26%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.95%)		(1.07%)	(1.09%)		(1.03%)	(1.63%)
Net expenses	1.48%		1.48%	1.48%		1.65%	1.91%
Expenses (before waiver/reimbursement)	1.91%		1.87%	1.94	%(e)	1.94%	1.95%
Portfolio turnover rate	75%		95%	29%		57%	75%
Net assets at end of period (in 000's)	$27,388		$96,968	$107,078		$68,981	$70,616
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.

MainStay Small Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008		2007	2006		2005	2004
Net asset value at beginning of period	$16.15		$15.42	$14.11		$12.97	$12.90
Net investment loss	(0.24	)(a)	(0.29)	(0.28)		(0.25)	(0.31)
Net realized and unrealized gain (loss) on investments	(6.32)		1.02	1.59	(b)	1.39	0.38
Total from investment operations	(6.56)		0.73	1.31		1.14	0.07
Net asset value at end of period	$9.59		$16.15	$15.42		$14.11	$12.97
Total investment return (c)(d)	(40.62%)		4.73%	9.28	%(b)(e)	8.79%	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.76%)		(1.81%)	(1.83%)		(1.78%)	(2.38%)
Net expenses	2.28%		2.23%	2.23%		2.40%	2.66%
Expenses (before waiver/reimbursement)	2.79%		2.62%	2.69	%(e)	2.69%	2.70%
Portfolio turnover rate	75%		95%	29%		57%	75%
Net assets at end of period (in 000's)	$28,207		$79,865	$109,872		$159,380	$172,478
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
	Year ended October 31,
Class C	2008		2007	2006		2005	2004
Net asset value at beginning of period	$16.15		$15.42	$14.11		$12.97	$12.90
Net investment loss	(0.24	)(a)	(0.29)	(0.28)		(0.25)	(0.31)
Net realized and unrealized gain (loss) on investments	(6.32)		1.02	1.59	(b)	1.39	0.38
Total from investment operations	(6.56)		0.73	1.31		1.14	0.07
Net asset value at end of period	$9.59		$16.15	$15.42		$14.11	$12.97
Total investment return (c)(d)	(40.59%)		4.80%	9.28	%(b)(e)	8.79%	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.77%)		(1.81%)	(1.83%)		(1.78%)	(2.38%)
Net expenses	2.28%		2.23%	2.23%		2.40%	2.66%
Expenses (before waiver/reimbursement)	2.79%		2.62%	2.69	%(e)	2.69%	2.70%
Portfolio turnover rate	75%		95%	29%		57%	75%
Net assets at end of period (in 000's)	$2,238		$5,382	$6,725		$7,236	$7,396
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.

MainStay Small Cap Growth Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,			May 31, 2006* through October 31,
Class I	2008		2007	2006
Net asset value at beginning of period	$17.52		$16.50	$16.60
Net investment loss	(0.06	)(a)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	(6.91)		1.10	(0.08	)(b)
Total from investment operations	(6.97)		1.02	(0.10)
Net asset value at end of period	$10.55		$17.52	$16.50
Total investment return (c)(d)(e)	(39.78%)		6.18%	(0.60	%)(b)(f)(g)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.42%)		(0.48%)	(0.32	%)†
Net expenses	0.93%		0.90%	0.77	%†
Expenses (before waiver/reimbursement)	1.48%		1.30%	1.43	%†(f)
Portfolio turnover rate	75%		95%	29%
Net assets at end of period (in 000's)	$3,949		$3,744	$535
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(g)	Total return is not annualized.

MainStay Small Company Value Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2007
Net asset value at beginning of period	$13.86
Net investment income (loss)(a)	0.10
Net realized and unrealized gain (loss) on investments	(3.82)
Total from investment operations	(3.72)
Less dividends and distributions:
From net investment income	-
From net realized gain on investments	-
Total dividends and distributions	-
Net asset value at end of period	$10.14
Total investment return(b)(c)	(26.91	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10	%†
Net expenses	1.80	%†
Expenses (before waiver/reimbursement)	1.83	%†
Portfolio turnover rate	158%
Net assets at end of period (in 000's)	$11,480
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,				January 2, 2004* through October 31,
Class A	2008	2007	2006	2005	2004
Net asset value at beginning of period(a)	$18.65	$19.87	$19.60	$18.58	$16.78
Net investment income (loss)	0.17	0.07	(0.07)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(6.55)	(1.29)	2.14	4.01	1.89
Total from investment operations	(6.38)	(1.22)	2.07	3.93	1.80
Less dividends and distributions:
From net investment income	(0.12)	--	--	--	--
From net realized gain on investments	(2.01)	--	(1.80)	(2.91)	--
Total dividends and distributions	(2.13)	--	(1.80)	(2.91)	--
Net asset value at end of period	$10.14	$18.65	$19.87	$19.60	$18.58
Total investment return(b)(c)	(38.10%)	(6.09%)	11.20%	22.66%	10.73	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	0.33%	(0.39%)	(0.44%)	(0.36	%)†
Net expenses	1.65%	1.66%	1.64%	1.66%	1.87	%†#
Expenses (before waiver/reimbursement)	1.84%	1.66%	1.64%	1.66%	1.87	%†#
Portfolio turnover rate	158%	134%	124%	159%	132%
Net assets at end of period (in 000's)	$64,527	$301,031	$502,182	$194,615	$24,621
*	Commencement of operations
†	Annualized
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004 and custodian and other expenses paid which amounted to less than 0.01% of average net assets for the period indicated.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay Small Company Value Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,				January 2, 2004* through October 31,
Class B	2008	2007	2006	2005	2004
Net asset value at beginning of period	$17.94	$19.25	$19.18	$18.38	$16.71
Net investment income (loss)(a)	0.06	(0.08)	(0.21)	(0.22)	(0.19)
Net realized and unrealized gain (loss) on investments	(6.29)	(1.23)	2.08	3.93	1.86
Total from investment operations	(6.23)	(1.31)	1.87	3.71	1.67
Less dividends and distributions:
From net investment income	--	--	--	--	--
From net realized gain on investments	(2.01)	--	(1.80)	(2.91)	--
Total dividends and distributions	(2.01)	--	(1.80)	(2.91)	--
Net asset value at end of period	$9.70	$17.94	$19.25	$19.18	$18.38
Total investment return(b)(c)	(38.56%)	(6.81%)	10.32%	21.59%	9.99	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%	(0.41%)	(1.12%)	(1.19%)	(1.12	%)†
Net expenses	2.44%	2.41%	2.39%	2.41%	2.62	%†#
Expenses (before waiver/reimbursement)	2.66%	2.41%	2.39%	2.41%	2.62	%†#
Portfolio turnover rate	158%	134%	124%	159%	132%
Net assets at end of period (in 000's)	$13,305	$32,502	$46,112	$48,496	$14,905
*	Commencement of operations
†	Annualized
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004 and custodian and other expenses paid which amounted to less than 0.01% of average net assets for the period indicated.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class C	2008	2007	2006	2005	2004
Net asset value at beginning of period	$17.94	$19.26	$19.19	$18.37	$16.15
Net investment income (loss)(a)	0.06	(0.09)	(0.21)	(0.22)	(0.25)
Net realized and unrealized gain (loss) on investments	(6.29)	(1.23)	2.08	3.95	3.28
Total from investment operations	(6.23)	(1.32)	1.87	3.73	3.03
Less dividends and distributions:
From net investment income	--	--	--	--	--
From net realized gain on investments	(2.01)	--	(1.80)	(2.91)	(0.81)
Total dividends and distributions	(2.01)	--	(1.80)	(2.91)	(0.81)
Net asset value at end of period	$9.70	$17.94	$19.26	$19.19	$18.37
Total investment return(b)(c)	(38.60%)	(6.80%)	10.32%	21.72%	19.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45%	(0.44%)	(1.14%)	(1.19%)	(1.13%)
Net expenses	2.45%	2.41%	2.39%	2.41%	2.62%#
Expenses (before waiver/reimbursement)	2.67%	2.41%	2.39%	2.41%	2.62%#
Portfolio turnover rate	158%	134%	124%	159%	132%
Net assets at end of period (in 000's)	$15,123	$54,264	$120,414	$48,316	$5,518
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004 and custodian and other expenses paid which amounted to less than 0.01% of average net assets for the period indicated.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Small Company Value Fund
(a series of Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008	2007	2006	2005	2004
Net asset value at beginning of period	$19.03	$20.18	$19.79	$18.67	$16.26
Net investment income (loss)(a)	0.24	0.17	0.02	0.01	0.06
Net realized and unrealized gain (loss) on investments	(6.69)	(1.32)	2.17	4.02	3.21
Total from investment operations	(6.45)	(1.15)	2.19	4.03	3.27
Less dividends and distributions:
From net investment income	(0.23)	(0.00)‡	--	--	(0.05)
From net realized gain on investments	(2.01)	--	(1.80)	(2.91)	(0.81)
Total dividends and distributions	(2.24)	(0.00)‡	(1.80)	(2.91)	(0.86)
Net asset value at end of period	$10.34	$19.03	$20.18	$19.79	$18.67
Total investment return(b)(c)(d)	(37.81%)	(5.69%)	11.73%	23.15%	20.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%	0.81%	0.09%	0.06%	0.32%
Net expenses	1.20%	1.19%	1.17%	1.16%	1.18%#
Expenses (before waiver/reimbursement)	1.48%	1.35%	1.17%	1.16%	1.18%#
Portfolio turnover rate	158%	134%	124%	159%	132%
Net assets at end of period (in 000's)	$116,390	$631,108	$862,439	$317,602	$194,476
‡	Less than one cent per share.
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004 and custodian and other expenses paid which amounted to less than 0.01% of average net assets for the period indicated.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Value Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$18.50
Net investment income(a)	0.16
Net realized and unrealized gain (loss) on investments	(5.23)
Total from investment operations	(5.07)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$13.43
Total investment return(b)(c)	(27.41	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.43	%†
Net expenses	1.27	%†
Expenses (before waiver/reimbursement)	1.45	%†
Portfolio turnover rate	57%
Net assets at end of period (in 000's)	$121,212
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006		2005	2004
Net asset value at beginning of period	$23.23	$23.27	$20.09		$18.39	$16.56
Net investment income(a)	0.24	0.26	0.24		0.16	0.14
Net realized and unrealized gain (loss) on investments	(7.57)	2.39	3.21		1.70	1.74
Total from investment operations	(7.33)	2.65	3.45	(b)	1.86	1.88
Less dividends and distributions:
From net investment income	(0.16)	(0.15)	(0.25)		(0.16)	(0.05)
From net realized gain on investments	(2.33)	(2.54)	(0.02)		--	--
Total dividends and distributions	(2.49)	(2.69)	(0.27)		(0.16)	(0.05)
Net asset value at end of period	$13.41	$23.23	$23.27		$20.09	$18.39
Total investment return(c)(d)	(35.00%)	12.46%	17.30	%(b)(e)	10.13%	11.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.32%	1.13%	1.11%		0.82%	0.77%
Net expenses	1.16%	1.17%	1.17%		1.21%	1.30%
Expenses (before waiver/reimbursement)	1.25%	1.21%	1.30	%(e)	1.28%	1.30%
Portfolio turnover rate	57%	50%	48%		43%	53%
Net assets at end of period (in 000's)	$168,582	$531,440	$514,015		$128,918	$118,818
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.

MainStay Value Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007		2006		2005	2004
Net asset value at beginning of period	$22.99	$23.12		$19.96		$18.28	$16.55
Net investment income(a)	0.10	0.09		0.06		0.01	0.00 ‡
Net realized and unrealized gain (loss) on investments	(7.50)	2.38		3.21	(b)	1.68	1.75
Total from investment operations	(7.40)	2.47		3.27		1.69	1.75
Less dividends and distributions:
From net investment income	(0.04)	(0.06)		(0.09)		(0.01)	(0.02)
From net realized gain on investments	(2.33)	(2.54)		(0.02)		--	--
Total dividends and distributions	(2.37)	(2.60)		(0.11)		(0.01)	(0.02)
Net asset value at end of period	$13.22	$22.99		$23.12		$19.96	$18.28
Total investment return(c)(d)	(35.55%)	11.66	%(e)	16.44	%(b)(f)	9.27%	10.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.55%	0.39%		0.30%		0.07%	0.02%
Net expenses	1.97%	1.92%		1.92%		1.96%	2.05%
Expenses (before waiver/reimbursement)	2.12%	1.96%		2.05	%(f)	2.03%	2.05%
Portfolio turnover rate	57%	50%		48%		43%	53%
Net assets at end of period (in 000's)	$71,477	$156,553		$191,086		$560,139	$563,838
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
	Year ended October 31,
Class C	2008	2007	2006		2005	2004
Net asset value at beginning of period	$22.99	$23.12	$19.96		$18.28	$16.55
Net investment income(a)	0.10	0.09	0.07		0.02	0.00 ‡
Net realized and unrealized gain (loss) on investments	(7.49)	2.38	3.20	(b)	1.67	1.75
Total from investment operations	(7.39)	2.47	3.27		1.69	1.75
Less dividends and distributions:
From net investment income	(0.04)	(0.06)	(0.09)		(0.01)	(0.02)
From net realized gain on investments	(2.33)	(2.54)	(0.02)		--	--
Total dividends and distributions	(2.37)	(2.60)	(0.11)		(0.01)	(0.02)
Net asset value at end of period	$13.23	$22.99	$23.12		$19.96	$18.28
Total investment return(c)(d)	(35.52%)	11.61%	16.44	%(b)(e)	9.27%	10.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.55%	0.38%	0.34%		0.07%	0.02%
Net expenses	1.97%	1.92%	1.92%		1.96%	2.05%
Expenses (before waiver/reimbursement)	2.12%	1.96%	2.05	%(e)	2.03%	2.05%
Portfolio turnover rate	57%	50%	48%		43%	53%
Net assets at end of period (in 000's)	$6,068	$12,475	$13,381		$13,555	$4,418
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-humdredth of a percent.

MainStay Value Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,					January 2, 2004* through October 31,
Class I	2008	2007	2006		2005	2004
Net asset value at beginning of period	$23.26	$23.24	$20.06		$18.43	$17.86
Net investment income(a)	0.41	0.35	0.32		0.21	0.09
Net realized and unrealized gain (loss) on investments	(7.71)	2.41	3.21	(b)	1.69	0.48
Total from investment operations	(7.30)	2.76	3.53		1.90	0.57
Less dividends and distributions:
From net investment income	(0.09)	(0.20)	(0.33)		(0.27)	--
From net realized gain on investments	(2.33)	(2.54)	(0.02)		--	--
Total dividends and distributions	(2.42)	(2.74)	(0.35)		(0.27)	--
Net asset value at end of period	$13.54	$23.26	$23.24		$20.06	$18.43
Total investment return(c)(d)(e)	(34.73%)	13.00%	17.78	%(b)(f)	10.36%	3.19	%(g)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.12%	1.54%	1.44%		1.13%	1.11	%†
Net expenses	0.71%	0.70%	0.75%		0.90%	0.96	%†
Expenses (before waiver/reimbursement)	0.94%	0.75%	0.88	%(f)	0.97%	0.96	%†
Portfolio turnover rate	57%	50%	48%		43%	53%
Net assets at end of period (in 000's)	$29,163	$152	$19,671		$1	$1
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I, Class R1 and Class R2 shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(g)	Total return is not annualized.
	Year ended October 31,					January 2, 2004* through October 31,
Class R1	2008	2007	2006		2005	2004
Net asset value at beginning of period	$23.24	$23.23	$20.05		$18.42	$17.86
Net investment income(a)	0.32	0.34	0.31		0.21	0.07
Net realized and unrealized gain (loss) on investments	(7.66)	2.40	3.20	(b)	1.69	0.49
Total from investment operations	(7.34)	2.74	3.51		1.90	0.56
Less dividends and distributions:
From net investment income	--	(0.19)	(0.31)		(0.27)	--
From net realized gain on investments	(2.33)	(2.54)	(0.02)		--	--
Total dividends and distributions	(2.33)	(2.73)	(0.33)		(0.27)	--
Net asset value at end of period	$13.57	$23.24	$23.23		$20.05	$18.42
Total investment return(c)(d)(e)	(34.76%)	12.89%	17.67	%(b)(f)	10.31%	3.14	%(g)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.71%	1.48%	1.43%		1.03%	1.01	%†
Net expenses	0.81%	0.81%	0.85%		1.00%	1.06	%†
Expenses (before waiver/reimbursement)	0.96%	0.86%	0.98	%(f)	1.07%	1.06	%†
Portfolio turnover rate	57%	50%	48%		43%	53%
Net assets at end of period (in 000's)	$1	$2	$1		$1	$1
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I, Class R1 and Class R2 shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(g)	Total return is not annualized.

MainStay Value Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,					January 2, 2004* through October 31,
Class R2	2008	2007	2006		2005	2004
Net asset value at beginning of period	$23.15	$23.20	$20.01		$18.38	$17.86
Net investment income(a)	0.26	0.32	0.25		0.16	0.12
Net realized and unrealized gain (loss) on investments	(7.60)	2.33	3.22	(b)	1.67	0.40
Total from investment operations	(7.34)	2.65	3.47		1.83	0.52
Less dividends and distributions:
From net investment income	--	(0.16)	(0.26)		(0.20)	--
From net realized gain on investments	(2.33)	(2.54)	(0.02)		--	--
Total dividends and distributions	(2.33)	(2.70)	(0.28)		(0.20)	--
Net asset value at end of period	$13.48	$23.15	$23.20		$20.01	$18.38
Total investment return(c)(d)(e)	(34.96%)	12.48%	17.46	%(b)(f)	10.02%	2.91	%(g)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.48%	1.43%	1.16%		0.79%	0.76	%†
Net expenses	1.06%	1.06%	1.10%		1.24%	1.31	%†
Expenses (before waiver/reimbursement)	1.23%	1.11%	1.23	%(f)	1.31%	1.31	%†
Portfolio turnover rate	57%	50%	48%		43%	53%
Net assets at end of period (in 000's)	$26	$11	$13,340		$11,356	$4,856
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I, Class R1 and Class R2 shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(g)	Total return is not annualized.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$14.70
Net investment income (loss)(a)	0.36
Net realized and unrealized gain (loss) on investments	(4.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.21
Total from investment operations	(3.74)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Redemption fee(a)	0.00	‡
Net asset value at end of period	$10.96
Total investment return(b)(c)	(25.44	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91	%†
Net expenses	1.70	%†
Expenses (before recoupment/waiver/reimbursement)	1.73	%†
Portfolio turnover rate	82%
Net assets at end of period (in 000's)	$35,429
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006		2005	2004
Net asset value at beginning of period	$18.09	$16.69	$13.53		$11.95	$10.50
Net investment income (loss)(a)	0.41	0.22	0.24		0.15	0.07
Net realized and unrealized gain (loss) on investments	(6.10)	2.54	3.65	(b)	1.59	1.48
Net realized and unrealized gain (loss) on foreign currency transactions	0.30	(0.17)	(0.10)		(0.14)	0.03
Total from investment operations	(5.39)	2.59	3.79		1.60	1.58
Less dividends and distributions:
From net investment income	(0.05)	(0.07)	(0.04)		(0.02)	(0.13)
From net realized gain on investments	(1.68)	(1.12)	(0.59)		--	--
Total dividends and distributions	(1.73)	(1.19)	(0.63)		(0.02)	(0.13)
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net asset value at end of period	$10.97	$18.09	$16.69		$13.53	$11.95
Total investment return(c)(d)	(32.67%)	16.30%	29.11	%(b)(e)	13.40%	15.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	1.25%	1.65%		1.15%	0.60%
Net expenses	1.47%	1.58%	1.62%		1.74%	1.90%
Expenses (before recoupment/waiver/reimbursement)	1.47%	1.55%	1.67	%(e)	1.76%	--
Portfolio turnover rate	82%	49%	50%		51%	54%
Net assets at end of period (in 000's)	$63,470	$186,738	$145,964		$87,204	$70,252
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and th Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007	2006		2005	2004
Net asset value at beginning of period	$16.99	$15.78	$12.88		$11.44	$10.09
Net investment income (loss)(a)	0.28	0.09	0.15		0.05	(0.02)
Net realized and unrealized gain (loss) on investments	(5.70)	2.40	3.43	(b)	1.53	1.41
Net realized and unrealized gain (loss) on foreign currency transactions	0.28	(0.16)	(0.09)		(0.14)	(0.03)
Total from investment operations	(5.14)	2.33	3.49		1.44	1.42
Less dividends and distributions:
From net investment income	--	--	--		--	(0.07)
From net realized gain on investment	(1.68)	(1.12)	(0.59)		--	--
Total dividends and distributions	(1.68)	(1.12)	(0.59)		--	(0.07)
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net asset value at end of period	$10.17	$16.99	$15.78		$12.88	$11.44
Total investment return(c)(d)	(33.36%)	15.48%	28.13	%(b)(e)	12.59%	14.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%	0.52%	1.11%		0.40%	(0.15%)
Net expenses	2.40%	2.35%	2.37%		2.49%	2.65%
Expenses (before recoupment/waiver/reimbursement)	2.42%	2.30%	2.41	%(e)	2.51%	--
Portfolio turnover rate	82%	49%	50%		51%	54%
Net assets at end of period (in 000's)	$37,098	$76,081	$67,150		$88,410	$69,882
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and th Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
	Year ended October 31,
Class C	2008	2007	2006		2005	2004
Net asset value at beginning of period	$16.98	$15.77	$12.87		$11.44	$10.09
Net investment income (loss)(a)	0.29	0.09	0.13		0.05	(0.02)
Net realized and unrealized gain (loss) on investments	(5.69)	2.40	3.45	(b)	1.52	1.41
Net realized and unrealized gain (loss) o foreign currency transactions	0.27	(0.16)	(0.09)		(0.14)	0.03
Total from investment operations	(5.13)	2.33	3.49		1.43	1.42
Less dividends and distributions:
From net investment income	--	--	--		--	(0.07)
From net realized gain on investments	(1.68)	(1.12)	(0.59)		--	--
Total dividends and distributions	(1.68)	(1.12)	(0.59)		--	(0.07)
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net asset value at end of period	$10.17	$16.98	$15.77		$12.87	$11.44
Total investment return(c)(d)	(33.32%)	15.49%	28.15	%(b)(e)	12.50%	14.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12%	0.53%	0.91%		0.40%	(0.15%)
Net expenses	2.39%	2.33%	2.37%		2.49%	2.65%
Expenses (before recoupment/waiver/reimbursement)	2.41%	2.30%	2.42	%(e)	2.51%	--
Portfolio turnover rate	82%	49%	50%		51%	54%
Net assets at end of period (in 000's)	$10,976	$25,677	$17,026		$11,600	$6,718
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and th Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,					January2, 2004* through October 31,
Class I	2008	2007	2006		2005	2004
Net asset value at beginning of period	$18.23	$16.79	$13.60		$12.02	$11.40
Net investment income (loss)(a)	0.50	0.31	0.33		0.23	0.12
Net realized and unrealized gain (loss) on investments	(6.16)	2.56	3.66	(b)	1.59	0.49
Net realized and unrealized gain (loss) on foreign currency transactions	0.30	(0.16)	(0.10)		(0.14)	0.01
Total from investment operations	(5.36)	2.71	3.89		1.68	0.62
Less dividends and distributions:
From net investment income	(0.14)	(0.15)	(0.11)		(0.10)	--
From net realized gain on investments	(1.68)	(1.12)	(0.59)		--	--
Total dividends and distributions	(1.82)	(1.27)	(0.70)		(0.10)	--
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡
Net asset value at end of period	$11.05	$18.23	$16.79		$13.60	$12.02
Total investment return(c)(d)(e)	(32.44%)	16.96%	29.94	%(b)(f)	13.98%	5.44	%(g)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.48%	1.80%	2.22%		1.72%	1.33	%†
Net expenses	1.03%	1.03%	1.01%		1.17%	1.17	%†
Expenses (before recoupment/waiver/reimbursement)	1.05%	1.02%	1.08	%(f)	1.19%	--
Portfolio turnover rate	82%	49%	50%		51%	54%
Net assets at end of period (in 000's)	$371,975	$631,206	$520,233		$135,643	$39,266
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and th Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(g)	Total return is not annualized.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,					January 2, 2004* through October 31,
Class R1	2008	2007	2006		2005	2004
Net asset value at beginning of period	$18.13	$16.71	$13.54		$12.00	$11.40
Net investment income(a)	0.49	0.29	0.32		0.22	0.12
Net realized and unrealized gain (loss) on investments	(6.13)	2.55	3.64	(b)	1.54	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	0.30	(0.16)	(0.10)		(0.14)	0.01
Total from investment operations	(5.34)	2.68	3.86		1.62	0.60
Less dividends and distributions:
From net investment income	(0.13)	(0.14)	(0.10)		(0.08)	--
From net realized gain on investments	(1.68)	(1.12)	(0.59)		--	--
Total dividends and distributions	(1.81)	(1.26)	(0.69)		(0.08)	--
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡
Net asset value at end of period	$10.98	$18.13	$16.71		$13.54	$12.00
Total investment return(c)(d)(e)	(32.53%)	16.88%	29.76	%(b)(f)	13.57%	5.26	%(g)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.40%	1.68%	2.19%		1.62%	1.23	%†
Net expenses	1.13%	1.13%	1.12%		1.27%	1.27	%†
Expenses (before recoupment/waiver/reimbursement)	1.15%	1.12%	1.17	%(f)	1.29%	--
Portfolio turnover rate	82%	49%	50%		51%	54%
Net assets at end of period (in 000's)	$2,755	$4,168	$3,893		$3,325	$1
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and th Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(g)	Total return is not annualized.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,					January 2, 2004* through October 31,
Class R2	2008	2007	2006		2005	2004
Net asset value at beginning of period	$18.14	$16.72	$13.55		$11.99	$11.40
Net investment income(a)	0.46	0.24	0.31		0.19	0.09
Net realized and unrealized gain (loss) on investments	(6.14)	2.57	3.62	(b)	1.57	0.49
Net realized and unrealized gain (loss) on foreign currency transactions	0.30	(0.16)	(0.10)		(0.14)	0.01
Total from investment operations	(5.38)	2.65	3.83		1.62	0.59
Less dividends and distributions:
From net investment income	(0.09)	(0.11)	(0.07)		(0.06)	--
From net realized gain on investments	(1.68)	(1.12)	(0.59)		--	--
Total dividends and distributions	(1.77)	(1.23)	(0.66)		(0.06)	--
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡
Net asset value at end of period	$10.99	$18.14	$16.72		$13.55	$11.99
Total investment return(c)(d)(e)	(32.63%)	16.49%	29.53	%(b)(f)	13.52%	5.18	%(g)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.24%	1.38%	2.07%		1.37%	0.98	%†
Net expenses	1.38%	1.38%	1.37%		1.52%	1.52	%†
Expenses (before recoupement/waiver/reimbursement)	1.40%	1.37%	1.42	%(f)	1.54%	--
Portfolio turnover rate	82%	49%	50%		51%	54%
Net assets at end of period (in 000's)	$274	$358	$289		$416	$1
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and th Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(g)	Total return is not annualized.

MainStay International Equity Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,		April 28, 2006* through October 31,
Class R3	2008	2007	2006
Net asset value at beginning of period	$18.10	$16.70	$15.26
Net investment income(a)	0.42	0.13	0.13
Net realized and unrealized gain (loss) on investments	(6.13)	2.64	1.35	(b)
Net realized and unrealized gain (loss) on foreign currency transactions	0.30	(0.17)	(0.04)
Total from investment operations	(5.41)	2.60	1.44
Less dividends and distributions
From net investment income	(0.06)	(0.08)	--
From net realized gain on investments	(1.68)	(1.12)	--
Total dividends and distributions	(1.74)	(1.20)	--
Redemption fee(a)	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$10.95	$18.10	$16.70
Total investment return(c)(d)(e)	(32.86%)	16.35%	9.44	%(f)
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.93%	0.76%	1.60	%†
Net expenses	1.63%	1.63%	1.59	%†
Expenses (before recoupment/waiver/reimbursement)	1.65%	1.62%	1.70	%†(g)
Portfolio turnover rate	82%	49%	50%
Net assets at end of period (in 000's)	$37	$57	$11
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and th Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Classes I, R1, R2 and R3 are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Total return is not annualized.
(g)	Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information ("SAI") do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information (SAI)

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

SEC File Number: 811-04847 (Eclipse Funds)
SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS01e-03/09
EQ

Prospectus for MainStay Income and Blended Funds	March 2, 2009
MainStay® Funds
Income Funds	International Income Fund
MainStay Cash Reserves Fund	MainStay Global High Income Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund	Blended Funds
MainStay Government Fund	MainStay Balanced Fund
MainStay High Yield Corporate Bond Fund	MainStay Convertible Fund
MainStay Indexed Bond Fund	MainStay Income Manager Fund
MainStay Intermediate Term Bond Fund	MainStay Total Return Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	Investment Objective: Principal Investment Strategies and Principal Risks: An Overview
Income Funds
7	MainStay Cash Reserves Fund
13	MainStay Diversified Income Fund
20	MainStay Floating Rate Fund
26	MainStay Government Fund
32	MainStay High Yield Corporate Bond Fund
38	MainStay Indexed Bond Fund
45	MainStay Intermediate Term Bond Fund
53	MainStay Money Market Fund
59	MainStay Short Term Bond Fund
66	MainStay Tax Free Bond Fund
International Income Fund
72	MainStay Global High Income Fund
Blended Funds
80	MainStay Balanced Fund
87	MainStay Convertible Fund
94	MainStay Income Manager Fund
102	MainStay Total Return Fund
110	More About Investment Strategies and Risks
116	Shareholder Guide
149	Know With Whom You Are Investing
157	Financial Highlights
197	Appendix A – Taxable Equivalent Yield Table
Investment Objective: Principal Investment Strategies and Principal Risks: An Overview

This Prospectus discusses certain MainStay Funds that are series of Eclipse Funds Inc., a Maryland corporation, Eclipse Funds, a Massachusetts business trust, and The MainStay Funds, a Massachusetts business trust, (collectively referred to as the "Funds" or the "MainStay Funds") that invest primarily in income securities and seek to provide for varying combinations of income and capital appreciation. Each Fund is managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager").

New York Life Investments has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the subadvisor that is responsible for the day-to-day portfolio management of the following Funds: (1) MainStay Diversified Income Fund; (2) MainStay Global High Income Fund; (3) MainStay Government Fund; (4) MainStay High Yield Corporate Bond Fund; (5) MainStay Intermediate Term Bond Fund; (6) MainStay Short Term Bond Fund; (7) MainStay Convertible Fund; and (8) MainStay Total Return Fund.

New York Life Investments has retained Standish Mellon Asset Management Company LLC ("Standish") as the Subadvisor responsible for the day-to-day portfolio management of the MainStay Tax Free Bond Fund. Standish is not an affiliate of New York Life Investments.

New York Life Investments oversees the fixed-income portion of the MainStay Balanced Fund and the MainStay Income Manager Fund, and has retained its affiliate, Madison Square Investors LLC ("Madison Square Investors") to serve as subadvisor to the equity portion of the Funds.

For more specific information about New York Life Investments and the Funds' Subadvisors, see "Know With Whom You're Investing—Who Manages Your Money."

Each Fund pursues different strategies to achieve its investment objective. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Under normal market conditions, the Funds listed in the table of contents as Income Funds invest primarily in debt securities. The MainStay Global High Income Fund invests primarily in high-yield debt securities of non-U.S. issuers. The Funds listed in the table of contents as Blended Funds may invest in a mix of income-producing and equity securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.

The MainStay Cash Reserves Fund and MainStay Money Market Fund also may invest outside the scope of their principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 and their investment guidelines.

Debt Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Equity Securities

Certain Funds may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common and preferred stocks;

  convertible securities;

  American Depositary Receipts ("ADRs"); and

  real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

  Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Foreign Securities

Certain Funds may invest in foreign securities, which may be subject to greater difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, and possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the MainStay Cash Reserves Fund and MainStay Money Market Fund seek to preserve the value of your investment at $1.00 per share, you could lose money by investing in those Funds.

Notwithstanding the preceding statement, shareholders of the MainStay Cash Reserves Fund and MainStay Money Market Fund will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds, which remains in effect through at least April 30, 2009. The Treasury Department has the option to renew the Program through the close of business on September 19, 2009. If extended, the Funds' Board will determine whether the Funds should continue participation in the program. Please see "Shareholder Guide - Money Market Guarantee Program" for more information.

NAV Will Fluctuate

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings. The MainStay Cash Reserves Fund and MainStay Money Market Fund each seek to preserve a steady NAV of $1.00 per share, but there is no guarantee that they will do so.

More Information

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

MainStay Cash Reserves Fund
The MainStay Cash Reserves Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Principal Investment Strategy

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

In managing the portfolio, New York Life Investments, the Fund's Manager, looks for securities that appear to offer the best value based on an analysis of:

  obligations issued or guaranteed by the U.S. government or any or its agencies or instrumentalities;

  bank and bank holding company obligations such as CDs and bankers' acceptances;

  commercial paper, which are short-term unsecured loans to corporations;

  loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;

  time deposits;

  repurchase agreements; and

  corporate debt securities.

The Fund may also invest in variable rate notes, floaters and asset-backed securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

Variable rate notes are debt securities that provide for periodic adjustments to their interest rates.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Investment Process

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of such an investment or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity. However, securities collateralizing repurchase agreements may have maturities in excess of 397 days and, consistent with the provisions of Rule 2a-7, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.

Notwithstanding the above, shareholders of the Fund will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds, which remains in effect through at least April 30, 2009. The Treasury Department has the option to renew the Program through the close of business on September 19, 2009. If extended, the Fund's Board will determine whether the Fund should continue participation in the Program. Please see "Shareholder Guide - Money Market Fund Guarantee Program" for more information.

Because the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:

  political and economic instability;

  less publicly available information about issuers; and

  changes in U.S. or foreign tax or currency laws.

The Fund's principal investments include mortgage-related and asset-backed securities. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one-, five- and ten-year periods compare to those of two money market fund averages. Absent expense limitations and/or fee waivers, performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Class I Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	1.59%	3Q/00
Lowest return/worst quarter	0.15%	1Q/04

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Cash Reserves Fund
Class I	2.10%	3.04%	3.23%
7-day current yield (as of December 31, 2008)
Class I: 0.73%
Lipper Institutional Money Market Funds Average[2]	2.50%	3.20%	3.35%
Lipper Money Market Funds Average[3]	2.04%	2.72%	2.89%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	The Lipper Institutional Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.
3	The Lipper Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[1]	0.43%
Distribution and/or Service (12b-1) Fees[2]	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.57%
Fee Recoupments/(Waivers/Reimbursements)[3]	(0.07)%
Net Annual Fund Operating Expenses[3]	0.50%
1	The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% on assets in excess of $1 billion.
2	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
3	The Class I shares of the Fund are subject to a written expense limitation agreement with New York Life Investments under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Class I shares of the Fund so that the total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.50% of average daily net assets for Class I shares. These expense limitations may be modified or terminated only with the approval of the Board. Under each expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitation for Class I shares at the same level as the April 1, 2008 agreement.
From time to time, the Fund's Manager may limit the Fund's expenses to the extent it deems appropriate to enhance the Fund's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Class I
1 year	$51
3 years	$176
5 years	$311
10 years	$707
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay Diversified Income Fund
The MainStay Diversified Income Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Principal Investment Strategy

The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. Maturities of the securities held by the Fund will vary.

The Fund invests in various bond market sectors (U.S. government—including mortgage-related and asset-backed securities, foreign government, U.S. corporate and foreign corporate, including high-yield securities in each of the sectors). The Fund's Subadvisor, MacKay Shields, allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the interest rate to which the inverse floater is indexed.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Investment Process

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. In addition, among the principal factors considered in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector are:

  fundamental economic cycle analysis;

  credit quality; and

  interest rate trends.

The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country.

The Fund's principal investments also may include high-yield debt securities rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investor Service Inc. ("Moody's") or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest up to 30% of its total assets in equity securities. The Fund's investments also include mortgage-related and asset-backed securities, when-issued securities and forward commitments.

The Fund may enter into mortgage dollar roll transactions, invest in to be announced ("TBA") securities, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options.

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

In a "to be announced securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic economy, the condition of foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  market conditions; and

  maturities.

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

The Fund invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. Moreover, such securities may, under certain circumstances be less liquid than higer rated debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility. In time of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund's principal investments include mortgage-related and asset-backed securities, to be announced transactions and floaters, including inverse floaters. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risks of TBA securities transactions are increased credit risk and increased overall investment exposure.

In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities market index as well as a composite index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	7.17%	2Q/03
Lowest return/worst quarter	-7.60%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Diversified Income Fund
Return Before Taxes on Distributions
Investor Class	-17.11%	0.27%	3.18%
Class A	-17.09%	0.28%	3.18%
Class B	-17.82%	0.13%	2.88%
Class C	-14.63%	0.44%	2.89%
Class I	-12.88%	1.55%	3.96%
Return After Taxes on Distributions[2]
Class B	-20.10%	-1.66%	0.83%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-11.49%	-0.85%	1.30%
Barclays Capital U.S. Aggregate Bond Index[3]
(reflects no deductions for fees, expenses or taxes)	5.24%	4.65%	5.63%
Diversified Income Index[4]
(reflects no deductions for fees, expenses or taxes)	-11.63%	3.17%	6.12%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.
3	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
4	The Diversified Income Index is a composite, which assumes equal investments, with all interest and capital gains reinvested, in (i) the Barclays Capital Global Aggregate Bond Index, (ii) the Credit Suisse High Yield Index, and (iii) the JPM EMBI Global Diversified Index. These indices represent the global investment grade sector, the U.S. high-yield sector, and the global emerging market sector, respectively. Previously, the Fund utilized a similar three-index composite, which included (i) the Barclays Capital U.S. Aggregate Bond Index, (ii) the Credit Suisse High Yield Index, and (iii) the Citigroup Non-U.S. Dollar World Government Bond Index. The composition of the Diversified Income Index utilizes the JPM EMBI Global Diversified Index instead of the Citigroup Non-U.S. Dollar World Government Bond Index because this composition of indices is more reflective of the portfolio manager's approach in managing the Fund. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged and you cannot invest directly in the indices.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.63%	0.46%	0.57%	0.57%	0.40%
Total Annual Fund Operating Expenses[5]	1.51%	1.34%	2.20%	2.20%	1.03%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.11)%	(0.04)%	(0.05)%	(0.05)%	(0.07)%
Net Annual Fund Operating Expenses[5]	1.40%	1.30%	2.15%	2.15%	0.96%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.55% on assets from $500 million up to $1 billion, and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.03% increase in the Fund's management fees. This increase in management fees was offset by a 0.03% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; and Class I, 0.96%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$586	$576	$218	$718	$218	$318	$98
3 years	$895	$852	$683	$983	$683	$683	$321
5 years	$1,227	$1,147	$1,175	$1,375	$1,175	$1,175	$562
10 years	$2,162	$1,987	$2,356	$2,356	$2,530	$2,530	$1,253
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Floating Rate Fund
The MainStay Floating Rate Fund's investment objective is to seek to provide high current income.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed income debt securities and money market securities or instruments.

When New York Life Investments, the Fund's Manager, believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and historically have had lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate ("LIBOR") or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Fund may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process

In pursuing the Fund's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  Credit Risk;

  Liquidity; and

  Interest Rates.

The floating rate loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the Fund's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its NAV. Some of the Fund's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund, compare to those of a broad-based securities market index as well as a composite index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(by calendar year 2005-2008)

Best and Worst Quarterly Returns, Class I Shares
(2005-2008)
	Return	Quarter/Year
Highest return/best quarter	4.66%	2Q/08
Lowest return/worst quarter	-18.29%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Floating Rate Fund
Return Before Taxes on Distributions
Investor Class	-24.83%	-3.17%
Class A	-24.78%	-3.16%
Class B	-25.28%	-3.24%
Class C	-23.81%	-3.24%
Class I	-22.21%	-2.23%
Return After Taxes on Distributions[2]
Class I	-23.68%	-4.06%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-14.25%	-2.76%
Credit Suisse Leveraged Loan Index[3]
(reflects no deductions for fees, expenses or taxes)	-28.75%	-3.40%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	3.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.20%	0.15%	0.19%	0.19%	0.11%
Total Annual Fund Operating Expenses[5]	1.05%	1.00%	1.79%	1.79%	0.71%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.25%; Class A, 1.01%; Class B, 2.00%; Class C, 2.00%; and Class I, 0.90%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.15% for Class A shares, 1.90% for Class B shares and 1.90% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement.

Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$404	$399	$182	$482	$182	$282	$73
3 years	$624	$609	$563	$763	$563	$563	$227
5 years	$862	$836	$970	$970	$970	$970	$395
10 years	$1,544	$1,488	$1,911	$1,911	$2,105	$2,105	$883
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Government Fund
The MainStay Government Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Investment Process

In pursuing the Fund's investment strategies, the Fund's Subadvisor, MacKay Shields, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:

  U.S. Treasury bills (maturing in one year or less);

  notes (maturing in 1 to 10 years);

  bonds (generally maturing in more than 10 years);

  Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation; and

  certain corporate fixed-income securities that are guaranteed by the FDIC.

Principal investments also include floaters as well as money market instruments and cash equivalents.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending.

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

You could lose money by investing in the Fund. Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

The Fund's use of investment practices, such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending, also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund may also use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/ reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	6.08%	4Q/08
Lowest return/worst quarter	-2.95%	2Q/04

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Government Fund
Return Before Taxes on Distributions
Investor Class	4.09%	3.66%	4.45%
Class A	4.18%	3.68%	4.45%
Class B	3.18%	3.54%	4.16%
Class C	7.06%	3.83%	4.15%
Class I	9.74%	5.18%	5.32%
Return After Taxes on Distributions[2]
Class B	2.03%	2.44%	2.79%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	2.03%	2.37%	2.73%
Barclays Capital U.S. Government Bond Index[3]
(reflects no deductions for fees, expenses, or taxes)	12.39%	6.06%	6.16%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.
3	The Barclays Capital U.S. Government Bond Index (formerly named the Lehman Brothers® U.S. Government Bond Index) is comprised of publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.51%	0.41%	0.48%	0.49%	0.37%
Total Annual Fund Operating Expenses[5]	1.38%	1.28%	2.10%	2.11%	0.99%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.23)%	(0.23)%	(0.20)%	(0.21)%	(0.59)%
Net Annual Fund Operating Expenses[5]	1.15%	1.05%	1.90%	1.90%	0.40%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective August 1, 2008, New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $500 million, 0.475% on assets from $500 million to $1 billion, and 0.45% on assets in excess of $1 billion. Without this waiver, the actual management fee would be 0.60% on assets up to $500 million, 0.575% on assets from $500 million up to $1 billion, and 0.55% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's Management Agreement, resulting in a 0.02% increase in the Fund's management fees. This increase in management fees was offset by a 0.02% decrease in the Fund's "Other Expenses" resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.15%; Class A, 1.05%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.40%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.05% for Class A shares, 1.80% for Class B shares and 1.80% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement.

Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$562	$552	$193	$693	$193	$293	$41
3 years	$846	$816	$639	$939	$641	$641	$256
5 years	$1,150	$1,100	$1,111	$1,311	$1,115	$1,115	$490
10 years	$2,014	$1,906	$2,231	$2,231	$2,425	$2,425	$1,159
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay High Yield Corporate Bond Fund
The MainStay High Yield Corporate Bond Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality.

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

Investment Process

In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Fund's principal investments include:

  domestic corporate debt securities;

  Yankee (dollar-denominated) debt securities;

  zero coupon bonds; and

  U.S. government securities.

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States.

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

As part of the Fund's fixed-income investment strategy, the Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may under certain circumstances, be less liquid than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investments. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt). The Fund may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities normally purchased by the Fund. Although investing heavily in these securities may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and limit the Fund's ability to achieve a high level of income.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Class R2 shares were first offered to the public on December 14, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in fees and expenses. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	11.85%	2Q/03
Lowest return/worst quarter	-17.62%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay High Yield Corporate Bond Fund
Return Before Taxes on Distributions
Investor Class	-27.41%	-0.82%	3.30%
Class A	-27.39%	-0.81%	3.31%
Class B	-28.27%	-0.98%	2.98%
Class C	-25.30%	-0.65%	3.01%
Class I	-23.89%	0.35%	4.02%
Class R2	-24.06%	0.01%	3.69%
Return After Taxes on Distributions[2]
Class B	-30.17%	-3.28%	-0.13%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-18.13%	-1.93%	0.77%
Credit Suisse High Yield Index[3]
(reflects no deductions for fees, expenses, or taxes)	-26.17%	-0.59%	2.87%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C, I and R2 shares may vary.
3	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R2
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)[2]	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[3]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees[4]	0.25%	0.25%	1.00%	1.00%	None	0.25%
Other Expenses[5]	0.34%	0.25%	0.29%	0.29%	0.30%	0.38%
Total Annual Fund Operating Expenses[6]	1.16%	1.07%	1.86%	1.86%	0.87%	1.20%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the in the section entitled "Shareholder Guide" for additional information.
3	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $5 billion; and 0.525% on assets in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate acocunting agreement. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.02% increase in the Fund's management fees. This increase in management fees was offset by a 0.02% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
4	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
5	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" for Class R2 shares include shareholder service fees of 0.10%. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.
6	The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R2
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$563	$554	$189	$689	$189	$289	$89	$122
3 years	$802	$775	$585	$885	$585	$585	$278	$381
5 years	$1,060	$1,014	$1,006	$1,206	$1,006	$1,006	$482	$660
10 years	$1,796	$1,697	$1,997	$1,997	$2,180	$2,180	$1,073	$1,455
*	The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.
MainStay Indexed Bond Fund
The MainStay Indexed Bond Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund's primary benchmark index.

Total return is a combination of income and realized and unrealized capital gains.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in fixed income securities that New York Life Investments believes will replicate the performance of the Barclays Capital U.S. Aggregate Bond Index. The Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage backed securities.

The Fund also may invest in dollar rolls. A dollar roll is a transaction in which the Fund sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

The Barclays Capital U.S. Aggregate Bond Index is a capitalization-weighted index that contains approximately 9,000 individually priced fixed income securities. The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of the U.S. bond market.

Investment Process

New York Life Investments, the Fund's Manager, employs a specialized method to track performance of the Barclays Capital U.S. Aggregate Bond Index. Using this method, the Fund invests in fixed income securities which, in the aggregate, are expected to mirror the performance of the Index. From time to time, adjustments may be made in the Fund's portfolio because of changes in the characteristics of the composition of the Barclays Capital Bond Index. The correlation between the investment performance of the Fund and the Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Barclays Capital U.S. Aggregate Bond Index.

The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest.

The average life of the securities in the Fund's portfolio will approximate that of securities in the Barclays Capital U.S. Aggregate Bond Index, which will vary from time to time.

As part the Fund's investment process, the Manager may lend portfolio securities.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the interest rate to which the inverse floater is indexed.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

There is no assurance that the investment performance of the Fund will equal or exceed that of the Barclays Capital U.S. Aggregate Bond Index. If the value of the Index declines, the NAV of shares of the Fund are also likely to decline. The Fund's ability to track the Index may be affected by, among other things:

  transaction costs;

  changes in either the composition of the Barclays Capital U.S. Aggregate Bond Index or the number of bonds outstanding for the components of the Barclays Capital U.S. Aggregate Bond Index; and

  timing and amount of contributions to and redemptions from the Fund by shareholders.

The Fund's investments in dollar roll transactions are subject to certain risks, including the risk that the securities returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund will maintain liquid assets having a value not less than the repurchase price, including accrued interests.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

The Fund's use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

The Fund's principal investments include mortgage-related and asset-backed securities. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of two broad-based securities market indicies. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	5.94%	4Q/08
Lowest return/worst quarter	-2.54%	2Q/04

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Indexed Bond Fund
Return Before Taxes
Investor Class	3.24%	3.68%	4.68%
Class A	3.36%	3.70%	4.69%
Class I	7.04%	4.71%	5.32%
Return After Taxes on Distributions[2]
Class I	5.29%	3.11%	3.38%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	4.52%	3.07%	3.35%
Barclays Capital U.S. Aggregate Bond Index[3]
(reflects no deductions for fees, expenses, or taxes)	5.24%	4.65%	5.63%
BIG Index[4]
(reflects no deductions for fees, expenses, or taxes)	7.02%	5.11%	5.86%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class and Class A shares may vary.
3	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
4	The Citigroup Broad Investment Grade (BIG) Bond Index is a capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities, and is generally considered representative of the U.S. bond market. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	None
Other Expenses[4]	0.67%	0.28%	0.21%
Total Annual Fund Operating Expenses[5]	1.27%	0.88%	0.56%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.35)%	(0.06)%	(0.13)%
Net Annual Fund Operating Expenses[5]	0.92%	0.82%	0.43%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.
2	The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.35% up to $1 billion and 0.30% in excess of $1 billion.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 0.82% for Class A shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement.

Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Investor Class	Class A	Class I

1 year	$391	$381	$44
3 years	$657	$566	$166
5 years	$943	$767	$300
10 years	$1,758	$1,346	$689
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay Intermediate Term Bond Fund
The MainStay Intermediate Term Bond Fund's investment objective is to seek to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

Total return is a combination of income and realized and unrealized capital gains.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

  debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

  obligations of international or supranational entities;

  debt securities issued by U.S. or foreign corporate entities;

  zero coupon bonds;

  municipal bonds;

  mortgage-related and other asset-backed securities; and

  loan participation interests.

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

Municipal bonds are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Loan participation interests are debt securities that represent fractional interests in a larger loan.

The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by MacKay Shields, the Fund's Subadvisor.

At least 65% percent of the Fund's total assets will be invested in debt securities rated Baa3 or better by Moody's or BBB- or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality.

As part of the Fund's principal investment strategies, the Subadvisor may use investment practices such as mortgage dollar rolls and portfolio securities lending.

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Investment Process

In pursuing the Fund's investment strategy, the Fund's Subadvisor conducts a continuing review of yields and other information derived from a database which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Fund may purchase debt securities of U.S. issuers, such as mortgage-related and asset-backed securities. The Fund may also invest in derivatives, such as futures, options and swap agreements. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or floating rates of interest.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased such loan participation interests.

The Fund may invest up to 10% of its total assets in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss and price volatility than higher quality debt securities. Moreover, such securities may, under certain circumstances be less liquid than higher rated debt securities. Because of the increased risk, high-yield securities pay investors a premium—a higher interest rate or yield—than higher quality debt securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Funds may also invest in to be announced ("TBA") securities. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The principal risks of TBA transactions are increased credit risk and increased overall investment exposure.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

The Fund's investments include mortgage-related and asset-backed securities. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may also invest in derivatives such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of mortgage dollar rolls and securities lending also present certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Return	Quarter/Year
Highest returns/best quarter	4.52%	3Q/01
Lowest return/worst quarter	-2.57%	2Q/04

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Intermediate Term Bond Fund
Return Before Taxes on Distributions
Investor Class	-0.23%	2.94%	4.00%
Class A	-0.09%	2.97%	4.02%
Class B	-1.42%	2.76%	3.70%
Class C	2.58%	3.13%	3.72%
Class I	4.93%	4.30%	4.81%
Return After Taxes on Distributions[2]
Class I	3.40%	2.78%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	3.18%	2.77%	3.00%
Barclays Capital® U.S. Aggregate Bond Index[3]
(reflects no deductions for fees, expenses, or taxes)	5.24%	4.65%	5.63%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.49%	0.31%	0.48%	0.48%	0.18%
Total Annual Fund Operating Expenses[5]	1.34%	1.16%	2.08%	2.08%	0.78%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.14)%	(0.11)%	(0.13)%	(0.13)%	(0.08)%
Net Annual Fund Operating Expenses[5]	1.20%	1.05%	1.95%	1.95%	0.70%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.575% on asset from $500 million to $1 billion, and 0.550% on assets in excess of $1 billion.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.05%; Class B, 1.95%; Class C, 1.95%; and Class I, 0.70%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.10% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement.

Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$567	$552	$198	$698	$198	$298	$72
3 years	$842	$791	$639	$939	$639	$639	$241
5 years	$1,138	$1,049	$1,107	$1,307	$1,107	$1,107	$425
10 years	$1,978	$1,786	$2,211	$2,211	$2,400	$2,400	$959
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Money Market Fund
The MainStay Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Principal Investment Strategy

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

In managing the portfolio, New York Life Investments, the Fund's Manager, looks for securities that appear to offer the best value based on an analysis of:

  obligations issued or guaranteed by the U.S. government or any or its agencies or instrumentalities;

  bank and bank holding company obligations such as CDs and bankers' acceptances;

  commercial paper, that are short-term unsecured loans to corporations;

  loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;

  time deposits;

  repurchase agreements; and

  corporate debt securities.

The Fund may also invest in variable rate notes, floaters, mortgage-related and asset-backed securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

Variable rate notes are debt securities that provide for periodic adjustments to their interest rates.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Investment Process

All securities purchased by the Fund must meet the requirements of Rule 2a-7 of the1940 Act, which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity. However, securities collateralizing repurchase agreements may have maturities in excess of 397 days and, consistent with the provisions of Rule 2a-7, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Notwithstanding the above, shareholders of the Fund will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds, which remains in effect through at least April 30, 2009. The Treasury Department has the option to renew the Program through the close of business on September 19, 2009. If extended, the Funds' Board will determine whether the Fund should continue participation in the program. Please see "Shareholder Guide - Money Market Fund Guarantee Program" for more infomation.

Because the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:

  political and economic instability;

  less publicly available information about issuers; and

  changes in U.S. or foreign tax or currency laws.

The Fund's principal investments include variable rate notes, floaters and mortgage-related and asset-backed securities. If the Fund's Manager is incorrect about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of such investments could result in a loss. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one-, five- and ten-year periods compare to those of an average of money market funds. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

To obtain current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	1.51%	3Q/00
Lowest return/worst quarter	0.10%	4Q/03

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Money Market Fund
Investor Class	1.92%	2.83%	3.00%
Class A	2.03%	2.85%	3.01%
Class B	1.93%	2.83%	3.00%
Class C	1.93%	2.83%	3.00%
7-day current yield (as of December 31, 2008)
Investor Class: 0.20%
Class A: 0.31%
Class B: 0.20%
Class C: 0.20%
Lipper Money Market Fund Average[2]	2.04%	2.72%	2.89%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	The Lipper Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[1]	0.46%	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses[2]	0.40%	0.23%	0.36%	0.35%
Total Annual Fund Operating Expenses[3]	0.86%	0.69%	0.82%	0.81%
Fee Recoupments/(Waivers/Reimbursements)3,[4]	(0.06)%	(0.01)%	(0.02)%	(0.01)%
Net Annual Fund Operating Expenses[3]	0.80%	0.68%	0.80%	0.80%
1	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million up to $1 billion; and 0.35% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.02% increase in the Fund's management fees. This increase in management fees was offset by a 0.02% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
2	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
3	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 0.70% for all classes.
4	From time to time, the Fund's Manager may limit the Fund's expenses to the extent it deems appropriate to enhance the Fund's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Investor Class	Class A	Class B	Class C
1 Years	$82	$69	$82	$82
3 Years	$268	$220	$260	$258
5 Years	$471	$383	$453	$449
10 Years	$1,055	$858	$1,023	$1,001
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Short Term Bond Fund
The MainStay Short Term Bond Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

Total return is a combination of income and realized and unrealized capital gains.

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in an actively managed, diversified portfolio of debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price characteristics similar to debt securities. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

As part of the Fund's principal strategies, MacKay Shields, the Fund's Subadvisor, may use investment practices such as mortgage dollar rolls, to be announced ("TBA") securities and portfolio securities lending.

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

In a "to be announced securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Investment Process

In pursuing the Fund's investment strategy, the Subadvisor conducts a continuing review of yields and other information derived from databases which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's investment portfolio. The Fund's principal investments include:

  obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

  mortgage-related and asset-backed securities;

  CDs, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and

  debt securities issued by U.S. corporate entities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

The Fund may engage in active trading. The Fund invests in securities rated Baa3 or better by Moody's or rated BBB- or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality; and invests in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed, variable or floating rates of interest.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

The Fund's investments include mortgage-related and asset-backed securities. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may also invest in derivatives such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of mortgage dollar rolls and securities lending also present certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	4.04%	4Q/08
Lowest return/worst quarter	-1.32%	2Q/04

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 Years
MainStay Short Term Bond Fund
Return Before Taxes on Distributions
Investor Class	2.94%	2.80%	3.70%
Class A	2.98%	2.81%	3.71%
Class I	6.47%	3.80%	4.33%
Return After Taxes on Distributions[2]
Class I	5.48%	2.68%	2.78%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	4.18%	2.58%	2.74%
Citigroup 1-3 Year U.S. Treasury Agency Index[3]
(reflects no deductions for fees, expenses, or taxes)	6.78%	4.14%	4.83%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class and Class A shares may vary.
3	The Citigroup 1-3 Year U.S. Treasury Agency Index is an index comprised of U.S. Treasury Notes (minimum amount outstanding is $1 billion per issue) and Agency securities (minimum amount outstanding is $200 million per issue) with maturities of one year or greater, but less than three years. The Citigroup 1-3 Year U.S. Treasury Agency Index is considered to be the Fund's broad-based securities market index for comparison purposes. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[1]	3.00%	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	None
Other Expenses[4]	1.24%	0.47%	0.31%
Total Annual Fund Operating Expenses[5]	2.09%	1.32%	0.91%
Fee Recoupments/(Waivers/Reimbursements)[5]	(1.09)%	(0.42)%	(0.31)%
Net Annual Fund Operating Expenses[5]	1.00%	0.90%	0.60%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following average daily net assets: Investor Class, 1.00%; Class A, 0.90%; and Class I, 0.60%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations for Class A and Class I shares at the same levels as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Investor Class	Class A	Class I
1 year	$399	$389	$61
3 years	$833	$666	$259
5 years	$1,293	$963	$474
10 years	$2,564	$1,807	$1,091
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay Tax Free Bond Fund
The MainStay Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

Principal Investment Strategy

The Fund normally invests in U.S. tax-exempt securities of any maturity that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, Standish, to be of comparable quality.

The Fund normally invests at least 80% of its net assets in "municipal bonds" issued by, or on behalf of, the states;

  District of Columbia;

  territories, commonwealths and possessions of the United States and their political subdivisions; and

  agencies, authorities and instrumentalities of these entities.

The two main types of municipal bonds are general obligation and revenue bonds. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax ("AMT") for individual shareholders.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. Payments of principal and interest are secured by the issuer's pledge of its full faith, credit and taxing powers.

Revenue bonds are issued to finance capital projects. They are repaid from revenues raised by the project that the bonds finance. Many bonds also provide additional security.

Investment Process

The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.

Up to 25% of the Fund's total assets may be invested in industrial development bonds. The Fund also may invest in pollution control bonds and zero coupon bonds.

Industrial development and pollution control bonds are generally revenue bonds and are issued by, or on behalf of, public authorities or investor-owned companies to raise money to finance various privately operated facilities.

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).

Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indices and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Industrial development, pollution control, and revenue bonds are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

To help you decide whether taxable or non-taxable yields are better for you, see Appendix A -- Taxable Equivalent Yield Table for comparative yield information.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of two broad-based securities market indicies. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	4.97%	4Q/00
Lowest return/worst quarter	-3.83%	3Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Tax Free Bond Fund
Return Before Taxes on Distributions
Investor Class	-11.87%	-0.40%	1.74%
Class A	-11.90%	-0.41%	1.74%
Class B	-12.47%	-0.09%	1.93%
Class C	-8.94%	0.24%	1.93%
Return After Taxes on Distributions[2]
Class B	-12.47%	-0.09%	1.93%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-6.75%	0.52%	2.25%
Barclays Capital 3-15 Year Blended Municipal Bond Index[3]
(reflects no deductions for fees, expenses, or taxes)	2.27%	3.38%	4.60%
Barclays Capital Municipal Bond Index[4]
(reflects no deductions for fees, expenses, or taxes)	-2.47%	2.71%	4.26%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A and C shares may vary.
3	The Barclays Capital 3-15 Year Blended Municipal Bond Index (formerly named Lehman Brothers® 3-15 Year Blended Municipal Bond Index) is an index of investment grade municipal bonds with maturities of 3-15 years. The index is calculated on a total return basis. You cannot invest directly in an index.
4	The Barclays Capital Municipal Bond Index (formerly named Lehman Brothers® Municipal Bond Index) includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%
Redemption/Exchange Fee (as a percentage of redemption proceeds	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.62%	0.62%	0.62%	0.62%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	0.50%	0.50%
Other Expenses[4]	0.34%	0.17%	0.28%	0.28%
Total Annual Fund Operating Expenses[5]	1.21%	1.04%	1.40%	1.40%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.22)%	(0.15)%	(0.16)%	(0.16)%
Net Annual Fund Operating Expenses[5]	0.99%	0.89%	1.24%	1.24%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets. Effective August 1, 2008, New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed to 0.45% on assets up to $500 million; 0.425% on assets from $500 million to $1 billion; and 0.40% on assets in excess of $1 billion. Without this waiver, the actual management fee would be 0.60% on assets up to $500 million; 0.575% on assets from $500 million up to $1 billion; and 0.55% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement. This waiver may be discontinued at any time without notice. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.02% increase in the Fund's management fees. This increase in management fees was offset by a 0.02% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.99%; Class A, 0.89%; Class B, 1.24%; and Class C, 1.24%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 0.89% for Class A shares, 1.14% for Class B shares and 1.14% for Class C shares.

Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$546	$537	$126	$626	$126	$226
3 years	$796	$752	$427	$727	$427	$427
5 years	$1,065	$984	$751	$951	$751	$751
10 years	$1,831	$1,651	$1,614	$1,614	$1,666	$1,666
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Global High Income Fund
The MainStay Global High Income Fund's investment objective is to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund invests primarily in high-yield debt securities. Normally, the Fund invests in debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries.

  The Fund focuses on debt securities that generally are rated in the lower rating categories of Moody's or S&P, or if unrated, are deemed to be of comparable quality by the Fund's Subadvisor, MacKay Shields.

  The Fund principally invests in countries that are considered emerging markets, and may invest in countries with established economies, that the Fund's Subadvisor believes present favorable opportunities.

  The Fund's principal investments include yankee (dollar-denominated) debt securities, Brady Bonds and derivative instruments, such as floaters, including inverse floaters, swaps, futures and options.

  The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. The Fund may also buy foreign currency options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States.

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are subject to the risks of foreign securities.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the interest rate to which the inverse floater is indexed.

Investment Process

The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity Risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

  Market Risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

Since the Fund primarily invests a significant portion of its assets in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards in some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return.

Changes affecting particular regions or sectors of international markets may also have a significant impact on the Fund.

These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some of the foreign securities in which the Fund invests may be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

These securities are subject to some but not all of the risks of foreign investing. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.

The Fund principally invests in high-yield debt securities, which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can be also subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates. High-yield debt securities are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Subadvisor.

The Fund's principal investments include mortgage-related and asset-backed securities, to be announced transactions and floaters, including inverse floaters. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risks of to be announced transactions are increased credit risk and increased overall investment exposure.

The Fund may also invest in derivatives, such as futures, options, forward commitments and swap agreements. The Fund may invest up to 15% of its total assets in swaps, including credit default swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed. The principal risk of forward commitments is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes varies based on differences in their fee and expense structures. Class I shares were first offered to the public on August 29, 2007. Performance figures for Class I shares include the historical performance of Class A shares through August 28, 2007, adjusted for differences in certain contractual fees and expenses. Performance figures for Investor Class shares, which were first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	11.15%	2Q/03
Lowest return/worst quarter	-8.94%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Global High Income Fund
Return Before Taxes on Distributions
Investor Class	-20.36%	2.87%	9.47%
Class A	-20.24%	2.90%	9.49%
Class B	-21.18%	2.75%	9.14%
Class C	-17.98%	3.07%	9.15%
Class I	-16.39%	4.12%	10.27%
Return After Taxes on Distributions[2]
Class B	-22.97%	0.37%	6.17%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-13.65%	1.17%	6.18%
JPMorgan EMBI Global Diversified Index[3]
(reflects no deductions for fees, expenses, or taxes)	-12.03%	4.77%	9.99%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.
3	The JPMorgan EMBI Global Diversified Index (formerly JPMorgan EMBI Global Constrained Index) is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.56%	0.40%	0.53%	0.53%	0.43%
Total Annual Fund Operating Expenses	1.53%	1.37%	2.25%	2.25%	1.15%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.03)%	(0.06)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses[5]	1.50%	1.31%	2.25%	2.25%	1.15%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on asset in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.02% increase in the Fund's management fees. This increase in management fees was offset by a 0.02% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.31%; Class B, 2.25%; Class C, 2.25%; and Class I, 1.15%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.40% for Class A shares, 2.15% for Class B shares and 2.15% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$596	$577	$228	$728	$228	$328	$116
3 years	$909	$859	$703	$1,003	$703	$703	$364
5 years	$1,244	$1,161	$1,205	$1,405	$1,205	$1,205	$632
10 years	$2,189	$2,017	$2,404	$2,404	$2,585	$2,585	$1,397
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Balanced Fund
The MainStay Balanced Fund's investment objective is to seek high total return.

Total return is a combination of income and realized and unrealized capital gains.

Principal Investment Strategy

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends. New York Life Investments manages the fixed-income portion of the Fund directly, and has retained Madison Square Investors, the Fund's Subadvisor, to manage the portion of the Fund invested in stocks.

Investment Process

The Fund generally invests in dividend-paying, mid-capitalization stocks that the Subadvisor determines are value stocks. The Fund may also invest in large capitalization stocks that the Subadvisor determines are value stocks. "Value" stocks are stocks that the Subadvisor determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

  The Subadvisor analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Fund's universe. The Subadvisor evaluates company operations compared to other companies (both competitors and companies in other industries).

  Under normal conditions, the Manager and Subadvisor keep the Fund fully invested rather than taking temporary cash positions with respect to their portions of the Fund's portfolio.

Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding compared to small-capitalization stocks. The Fund considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index, the S&P MidCap 400® Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

The Subadvisor will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Fund, as noted above, may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

The Fund also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration. The fixed income portion of the portfolio has:

  an intermediate term duration which ranges from three to five years; and

  a laddered maturity schedule.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

The Fund may lend its portfolio securities and may invest:

  up to 20% of its net assets in foreign securities, but only in countries the Manager or Subadvisor considers stable and only in securities considered to be of high quality; and

  in mortgage-related and asset-backed securities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The Fund's investments also include mid-cap stocks, which generally are less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

The Fund's investments include mortgage-related and asset-backed securities. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may also invest in derivatives such as futures to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.

The Fund's use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

In a securities lending transaction, a Fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of several broad-based securities market indices as well as a composite index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, B, R1 and R2 shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class I shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002 through January 1, 2004 and the historical performance of the Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares
(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Returns	Quarter/Year
Highest return/best quarter	11.22%	2Q/03
Lowest return/worst quarter	-13.31%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Balanced Fund
Return Before Taxes on Distributions
Investor Class	-29.60%	-1.44%	2.61%
Class A	-29.56%	-1.43%	2.62%
Class B	-29.76%	-1.39%	2.43%
Class C	-26.84%	-1.07%	2.43%
Class I	-25.20%	0.09%	3.54%
Class R1	-25.30%	-0.02%	3.43%
Class R2	-25.48%	-0.27%	3.17%
Class R3	-25.67%	-0.51%	2.92%
Return After Taxes on Distributions[2]
Class I	-25.64%	-0.94%	2.33%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-16.14%	-0.07%	2.57%
Russell Midcap Value Index[3]
(reflects no deductions for fees, expenses, or taxes)	-38.44%	0.33%	4.44%
Balanced Composite Index[4]
(reflects no deductions for fees, expenses, or taxes)	-23.08%	2.15%	5.15%
Merrill Lynch Corporate & Gov't 1-10 Years Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	4.11%	4.01%	5.31%
Russell Midcap Index[6]
(reflects no deductions for fees, expenses, or taxes)	-41.46%	-0.71%	3.18%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B, C, R1, R2 and R3 shares may vary.
3	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Balanced Composite Index is comprised of the Russell Midcap® Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. Russell MidCap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Total returns assume reinvestment of all dividends and capital gains. The Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.
6	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, and represents approximately 31% of the total market capitalization of the Russell 1000® Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses[4]	0.41%	0.32%	0.38%	0.38%	0.29%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses[5]	1.38%	1.29%	2.10%	2.10%	1.01%	1.11%	1.36%	1.61%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.00)%	(0.01)%	(0.00)%	(0.00)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Net Annual Fund Operating Expenses[5]	1.38%	1.28%	2.10%	2.10%	0.94%	1.04%	1.29%	1.54%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion and $2 billion; and 0.60% on assets in excess of $2 billion.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, "Other Expenses" for Class R1, R2 and R3 shares include shareholder service fees of 0.10%.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective September 29, 2008, New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.28%; Class B, 2.25%; Class C, 2.25%; Class I, 0.94%; Class R1 1.04%; Class R2 1.29%; and Class R3 1.54%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.40% for Class A shares, 2.15% for Class B shares and 2.15% for Class C shares. The limitations for other share classes were the same as in the April 1, 2008 agreement.

Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I	Class R1	Class R2	Class R3
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$683	$673	$213	$713	$213	$313	$96	$106	$131	$157
3 years	$963	$936	$658	$958	$658	$658	$315	$346	$424	$501
5 years	$1,264	$1,218	$1,129	$1,329	$1,129	$1,129	$551	$605	$738	$869
10 years	$2,116	$2,020	$2,247	$2,247	$2,431	$2,431	$1,230	$1,345	$1,629	$1,905
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Convertible Fund
The MainStay Convertible Fund's investment objective is to seek capital appreciation together with current income.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets in "convertible securities" such as:

  bonds;

  debentures;

  corporate notes; and

  preferred stocks or other securities

that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Fund may be invested or held in:

  non-convertible debt;

  equity securities that do not pay regular dividends;

  U.S. Government securities; and

  cash or cash equivalents.

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

The Fund may also invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities.

Investment Process

In selecting convertible securities for purchase or sale, MacKay Shields, the Fund's Subadvisor, takes into account a variety of investment considerations, including:

  the potential return of the common stock into which the convertible security is convertible;

  credit risk;

  projected interest return; and

  the premium for the convertible security relative to the underlying common stock.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, the Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

As part of the Fund's fixed-income investment strategy, the Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may under certain circumstances, be less liquid than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Performance figures for Class I shares, first offered November 28, 2008, include historical performance of Class B shares through November 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	16.81%	4Q/99
Lowest return/worst quarter	-17.45%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Convertible Fund
Return Before Taxes on Distributions
Investor Class	-37.44%	-2.29%	3.20%
Class A	-37.35%	-2.26%	3.21%
Class B	-37.55%	-2.25%	3.02%
Class C	-34.89%	-1.90%	3.02%
Class I	-33.60%	-0.91%	4.06%
Return After Taxes on Distributions[2]
Class B	-37.62%	-2.59%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-24.31%	-1.81%	1.77%
Merrill Lynch All Convertible Securities Index[3]
(reflects no deductions for fees, expenses, or taxes)	-35.73%	-3.44%	1.59%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.
3	The Merrill Lynch All Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all income, dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.48%	0.27%	0.45%	0.43%	0.27%
Total Annual Fund Operating Expenses[5]	1.34%	1.13%	2.06%	2.04%	0.88%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.06)%	(0.04)%	(0.03)%	(0.01)%	(0.04)%
Net Annual Fund Operating Expenses[5]	1.28%	1.09%	2.03%	2.03%	0.84%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily assets as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; and 0.50% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.02% increase in the Fund's management fees. This increase in management fees was offset by a 0.02% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" shown for Class I shares are estimated.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares and November 28, 2008 for Class I shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.28%; Class A, 1.09%; Class B, 2.03%; Class C, 2.03%; and Class I, 0.84%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.175% for Class A shares, 1.925% for Class B shares and 1.925% for Class C shares.
Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$673	$655	$206	$706	$206	$306	$86
3 years	$946	$886	$643	$943	$639	$639	$277
5 years	$1,238	$1,134	$1,106	$1,306	$1,097	$1,097	$484
10 years	$2,069	$1,846	$2,203	$2,203	$2,368	$2,368	$1,081
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Income Manager Fund
The MainStay Income Manager Fund's investment objective is to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities and money market investments.

Total return is a combination of income and realized and unrealized capital gains.

Principal Investment Strategy

The Fund will generally invest at least 80% of its assets in income-producing securities subject to the following constraints:

  Equity Securities—Up to 65% of the Fund's net assets will be invested in equity securities and related derivatives, such as dividend paying common and preferred stocks.

    At least 30% of the Fund's net assets will be invested in U.S. equity securities, including investments in REITs.

  Fixed Income Securities—At least 35% of the Fund's net assets will be invested in fixed-income securities, including cash and cash equivalents and related derivatives. These securities will consist of both investment grade and high-yield fixed-income securities, including:

    Up to 25% of total assets, at the time of purchase, in high-yield securities; and

    Up to 15% of total assets, at the time of purchase, in a combination of emerging market debt and floating rate loans.

    The Fund may also invest in other fixed-income securities without restriction, including government, corporate, asset-backed and mortgage-backed securities.

The Fund does not have a minimum required allocation to money market instruments and will not normally invest more than 10% in these instruments.

  In pursuing the Fund's investment objective, the Fund may also invest up to 20% of its total assets, at the time of purchase, in foreign securities of developed or emerging markets, or in futures associated with such securities.

New York Life Investments manages the fixed-income portion of the Fund directly, and has retained Madison Square Investors, the Subadvisor, to manage the equity portion of the Fund.

Investment Process

The Fund attempts to achieve its objective through active management and allocation of investments among the asset classes by New York Life Investments. The presence of the constraints, however, may restrict the Manager's and Subadvisor's ability to fully maximize total return. To determine the best investment allocation, the Manager estimates risk, return and correlation for the asset groups based on a disciplined methodology. Even if this method occasionally indicates that the Fund should be fully invested in only one asset group, the Manager and Subadvisor will still follow the constraints on the percentage of assets, which may be allocated to each asset group.

In managing the Fund, the Manager and Subadvisor use a proprietary model to estimate expected returns, volatilities, and correlations of domestic and foreign stock markets and of domestic and foreign fixed-income securities. The Fund's allocations are then structured to take advantage of perceived imbalances in relative pricing. The Manager and Subadvisor believe that short-term imbalances occur periodically but tend to be corrected relatively quickly. Although these allocations maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.

As part of its investment strategy, the Fund may invest in derivatives such as stock index futures to rebalance or alter its portfolio composition and risk profile, to create a synthetic money market position, and to otherwise diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions. Synthetic money market positions are generally created using derivatives and primarily include the use of shorting bond or stock index futures. The Fund may also engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose.

The Manager and Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager and Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

In a forward contract, a fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes which can adversely affect the value of the Fund's holdings. Historically, mid- and small-cap stocks have been more volatile than stocks in the S&P 500® Index. There is no assurance that the investment performance of the Fund or any asset class component of the Fund will equal or exceed that of its benchmark. The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even lose value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $480 million to $406 billion.

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

As part of the Fund's fixed-income investment strategy, theFund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The floating rate loans in which the Fund also principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid that higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value could go down and you could lose money. In times of unusual or adverse market, economic or political conditions these securities may experience higher than normal default rates.

Overall, the Fund's performance depends on the Manager's and Subadvisor's ability to consistently and correctly determine the relative attractiveness of the asset classes, and, to a lesser extent, the Manager's and Subadvisor's ability to select individual securities or futures within each asset class. However, prices change not only in response to economic factors but to psychological factors as well. These factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a small investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

The Fund's principal investments include derivatives such as options and stock index futures. The use of derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.

Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of several broad-based securities market indices as well as a composite index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A and B shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of the L Class shares (which were redesignated as Class C shares on January 2, 2004) through January 1, 2004 and the historical period of the Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares
(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class I Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	9.55%	2Q/03
Lowest return/worst quarter	-13.30%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Income Manager Fund
Return Before Taxes
Investor Class	-29.47%	-0.97%	0.43%
Class A	-29.47%	-0.97%	0.43%
Class B	-29.60%	-0.94%	0.26%
Class C	-26.72%	-0.59%	0.25%
Class I	-25.34%	0.31%	1.19%
Return After Taxes on Distributions[2]
Class I	-26.13%	-0.66%	-0.31%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-16.06%	0.12%	0.41%
Russell 1000® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.60%	-2.04%	-1.09%
Income Manager Composite Index[4]
(reflects no deductions for fees, expenses, or taxes)	-25.97%	0.28%	N/A
Barclays Capital U.S. Aggregate Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	5.24%	4.65%	5.63%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Fund has replaced the former Income Manager Composite Index with a revised Income Manager Composite Index that is comprised of the following indices: Russell 1000® Index (weighted 37.5%); the Russell 1000 Growth Index (weighted 10%); the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index (weighted 7.5%); the Barclays Capital U.S. Aggregate Bond Index (weighted 27%), and the Citi High Yield Market Capped Index (weighted 18%). The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on market capitalization. The MSCI EAFE Index is an index of international stocks representing the developed world outside of North America. The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. The Fund has selected the revised Income Manager Composite because it provides a comparative index more closely aligned to the major underlying asset classes and target allocations of the Fund. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
5	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.60%	0.39%	0.51%	0.50%	0.32%
Total Annual Fund Operating Expenses[5]	1.50%	1.29%	2.16%	2.15%	0.97%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.41)%	(0.30)%	(0.32)%	(0.31)%	(0.07)%
Net Annual Fund Operating Expenses[5]	1.09%	0.99%	1.84%	1.84%	0.90%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.650% on assets up to $1 billion and 0.625% on assets in excess of $1 billion.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following average daily net assets: Investor Class, 1.09%; Class A, 0.99%; Class B, 1.84%; Class C, 1.84%; and Class I, 0.90%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 0.99% for Class A shares, 1.74% for Class B shares and 1.74% for Class C shares. The limitations for Class I shares were the same as in the April 1, 2008 Agreement.

Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$655	$645	$187	$687	$187	$287	$92
3 years	$960	$909	$645	$945	$643	$643	$302
5 years	$1,287	$1,191	$1,130	$1,330	$1,126	$1,126	$529
10 years	$2,209	$1,996	$2,300	$2,300	$2,458	$2,458	$1,183
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Total Return Fund
The MainStay Total Return Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

Total return is a combination of income and realized and unrealized capital gains.

Principal Investment Strategy

The Fund normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Fund may temporarily invest slightly less than 30% of its net assets in U.S. equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Investment Process

Equity Investments

Approximately half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500® Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that MacKay Shields, the Fund's Subadvisor, believes to be undervalued. The Fund may invest in foreign equity securities.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $480 million to $406 billion.

The Subadvisor maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

Debt Investments

It is contemplated that the Fund's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor. Principal debt investments include U.S. government securities, corporate bonds and mortgage-related and asset-backed securities. The Fund may also enter into mortgage dollar roll and to be announced ("TBA") securities transactions. The Fund may invest in foreign debt securities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

In addition, because of its investments in debt securities, the Fund may invest up to 20% of its assets in high-yield bonds and other debt securities rated below investment grade that the Subadvisor believes may provide capital appreciation in addition to income.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and perferred stocks or other securities that are convertible in to common stock or the cash value of a stock or a basket or index of equity securities.

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.

Principal Risks

Since the Fund may allocate its assets among equity and debt securities it has some exposure to the risks of both stocks and bonds.

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

As part of the Fund's fixed-income investment strategy, the Fund principally invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may under certain circumstances, be less liquid than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund's principal investments include mortgage-related and asset-backed securities, to be announced transactions and floaters, including inverse floaters. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The principal risks of TBA securities transactions are increased credit risk and increased overall investment exposure.

The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

Consistent with its principal investment strategies, the Fund's investments also include derivatives, such as futures, options, forward commitments and swap agreements. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.

Convertible securities tend to be subordinate to other debt securities issued by the same company. The total return for a convertible security will be partly dependent upon performance of the underlying common stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

Since the Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. The table shows how the Fund's average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of several broad-based securities market indices as well as a composite index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers/ reimbursements, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares, through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class B Shares

(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Class B Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	13.65%	4Q/99
Lowest return/worst quarter	-14.22%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	5 years	10 years
MainStay Total Return Fund
Return Before Taxes on Distributions
Investor Class	-30.97%	-1.92%	-1.38%
Class A	-30.96%	-1.92%	-1.37%
Class B	-31.13%	-1.83%	-1.54%
Class C	-28.26%	-1.55%	-1.55%
Class I	-26.62%	-0.28%	-0.41%
Return After Taxes on Distributions[2]
Class B	-31.40%	-2.86%	-2.58%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class B	-20.11%	-1.49%	-1.38%
Russell 1000® Index[3]
(reflects no deduction for fees, expenses, or taxes)	-37.60%	-2.04%	-1.09%
S&P 500® Index[4]
(reflects no deduction for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
Total Return Core Composite Index[5]
(reflects no deduction for fees, expenses, or taxes)	-22.47%	0.82%	1.88%
Barclays Capital U.S. Aggregate Bond Index[6]
(reflects no deduction for fees, expenses, or taxes)	5.24%	4.65%	5.63%
1	See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Investor Class, Class A, C and I shares may vary.
3	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
5	The Total Return Core Composite Index is comprised of the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.
6	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[4]	0.61%	0.36%	0.50%	0.50%	0.32%
Total Annual Fund Operating Expenses[5]	1.51%	1.26%	2.15%	2.15%	0.97%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.22)%	(0.10)%	(0.11)%	(0.11)%	(0.18)%
Net Annual Fund Operating Expenses[5]	1.29%	1.16%	2.04%	2.04%	0.79%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.64% on assets up to $500 million, 0.60% on assets from $500 million up to $1 billion, and 0.575% on assets in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate accounting agreement. Effective August 1, 2008, the Fund's Fund Accounting Agreement was incorporated into the Fund's management agreement, resulting in a 0.01% increase in the Fund's management fees. This increase in management fees was offset by a 0.01% decrease in the Fund's "Other Expenses," resulting in no net increase in total annual fund operating expenses. Expense information in the table has been restated to reflect current fees.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes. "Other Expenses" also include the Fund's share of the fees and expenses of any other fund in which the Fund invests. These fees and expenses are less than 0.01% of the average net assets of the Fund.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.29%; Class A, 1.16%; Class B, 2.04%; Class C, 2.04%; and Class I, 0.79%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.19% for Class A shares, 1.94% for Class B shares and 1.94% for Class C shares. The limitation for Class I shares was the same as in the April 1, 2008 agreement.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$674	$662	$207	$707	$207	$307	$81
3 years	$981	$918	$662	$962	$662	$662	$291
5 years	$1,309	$1,195	$1,144	$1,344	$1,144	$1,144	$519
10 years	$2,235	$1,981	$2,311	$2,311	$2,474	$2,474	$1,173
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

More About Investment Strategies and Risks
Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

American Depositary Receipts ("ADRs")

Certain Funds may invest in ADRs. ADRs, that are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Securities

Certain Funds may invest in derivative securities, or "derivatives." The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. Additionally, the MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Income Manager Fund and MainStay Total Return Fund may each invest a portion of their respective assets in credit default swaps. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

As investment companies registered with the SEC, the Funds must "cover" open positions with respect to certain kinds of derivative instruments.

Floating Rate Loans

Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Debt securities rated BBB- and below by S&P or Baa3 and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Although the floating rate loans in which a Fund generally invests are speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security holders that invest in them. Floating rate loans historically have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Fund will typically purchase loans via assignment, which makes the Fund a direct lender. However, a Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

High-Yield Debt Securities

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Manager or Subadvisor and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Illiquid and Restricted Securities

A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

Initial Public Offerings

Certain Funds may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investment Policies and Objectives

For some of the Funds, the discussion of Principal Investment Strategy states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund that, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.

When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Investments in Technology Sector

Certain Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

Lending of Portfolio Securities

All of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Mortgage-Related and Asset-Backed Securities

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for a Fund to lose money.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Swap Agreements

Certain Funds may enter into interest rate, credit default, index, equity, and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For additional information on swaps, see "Derivative Securities" above.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such circumstances, each Fund may invest without limit in money market securities and other investments.

The MainStay Cash Reserves Fund and MainStay Money Market Fund also may invest outside the scope of their principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 and their investment guidelines.

To Be Announced ("TBA") Securities

The Funds may also invest in to be announced ("TBA") securities. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The principal risks of TBA transactions are increased credit risk and increased overall investment exposure.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

Before You Invest:
Deciding Which Class of Shares to Buy

This Prospectus offers Investor Class and Classes A, B, C, I, R1, R2 and R3 shares of the Funds, as applicable. Each share class of a Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

  Distribution and/or Service (12b-1) Fee—named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

  Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

  Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

  Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. Investor Class, Class A, B and C shares of the Money Market Fund are sold with no initial sales charge or CDSC and have no annual 12b-1 fees. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3
Initial sales charge	Yes	Yes	None[1]	None[1]	None	None	None	None
Contingent deferred sales charge	None[1]	None[1]	Sliding scale during the first six years after purchase[2]	1% on sale of shares held for one year or less	None	None	None	None
Ongoing service and/ or distribution fee (Rule 12b-1 fee)	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)3,[4]	0.75% distribution and 0.25% service (1.00% total)3,[4]	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	0.10%	0.10%	0.10%
Redemption fee[5]	None	None	None	None	None	None	None	None
Conversion feature	Yes[6]	Yes[6]	Yes[6]	None	Yes[6]	Yes[6]	Yes[6]	Yes[6]
Purchase maximum[7]	None	None	$100,000	$1,000,000	None	None	None	None
1	Except on certain redemptions made without an initial sales charge.
2	The contingent deferred sales charge period for Floating Rate Fund is a sliding scale during the first four years after purchase.
3	0.25% for the MainStay Tax Free Bond Fund.
4	0.50% for the MainStay Tax Free Bond Fund.
5	The MainStay High Yield Corporate Bond Fund and MainStay Floating Rate Fund each impose a 2% redemption fee on certain redemptions (including exchanges). Please see "Information on Fees" in this section for details.
6	See the sections in this Prospectus discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.
7	Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years, for most Funds). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and R3 shares are available only to certain employer-sponsored retirement plans.

Investor Class Share Considerations

  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782).

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class A Share Considerations

  Generally, Class A shares have a minimum initial investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in any of the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class B Share Considerations

  You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

  Due to the availability of sales charge discounts for Investor Class and Class A shares and the higher ongoing fees for Class B shares, Investor Class and Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.

  The more economical share class will depend on a variety of factors, including:

    your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

    external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

  You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

  The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

  In most circumstances, you will pay a contingent deferred sales charge ("CDSC") if you sell Class B shares within six years (four years for the Floating Rate Fund) of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAI.

  Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

  If you intend to hold your shares less than six years (four years for the Floating Rate Fund), Class C shares will generally be more economical than Class B shares of most Funds.

  When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased. Floating Rate Fund Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets (or from 0.50% to 0.25% in the case of Tax Free Bond Fund).

  The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

  You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

  In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

  When you sell your Class C shares, to minimize your sales charges, the Fund first redeems shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, then fully aged shares and any shares you received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Unlike Class B shares, Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

  The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more ($500,000 for the Floating Rate Fund).

Class I Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing service or distribution fees.

  You may buy Class I shares if you are an:

    Institutional Investor

      certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or NYLIFE Distributors LLC;

      certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

      purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

    Individual Investor—who is initially investing at least $5 million in any single MainStay Fund.

    Existing Class I Shareholder

Class R1, R2 and R3 Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

  You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing service and/or distribution fees for Class R2 and Class R3 shares.

  Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with New York Life Retirement Plan Services or NYLIFE Distributors LLC, including:

    Section 401(a) and 457 plans;

    Certain Section 403(b)(7) plans;

    401(k), profit sharing, money purchase pension and defined benefit plans; and

    Non-qualified deferred compensation plans.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Funds' Board Members and directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases (except the Money Market Fund, which requires an initial investment amount of $1,000).

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and health savings accounts, may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares

The following minimums apply if you are investing in Class A shares of the funds:

  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent purchase amount for investors who, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the Funds. Please contact your investment advisor or the Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

  no minimum initial investment with no minimum subsequent investment for Class A shares of the MainStay Money Market Fund if all of your other accounts contain Class A shares only.

Additionally, please note that if at any time you hold any class of shares other than Class A shares, your holdings in the Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; the Funds' Board members; directors and employees of New York Life and its affiliates and subsidiaries; and employees of the Funds' Subadvisors are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.

Class B and Class C Shares

The following minimums apply if you are investing in Class B or C shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases (except the Money Market Fund, which requires an initial investment amount of $1,000).

Class I Shares

The following minimums apply if you are investing in Class I shares of the Funds:

  Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

  Institutional Investors—no minimum initial or subsequent purchase amounts.

Class R1, R2 and R3 Shares

If you are eligible to invest in Class R1, R2 or R3 shares of the Funds there are no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession. Investor Class Shares and Class A Shares of MainStay Money Market Fund are not subject to a sales charge.

MainStay Income and International Income Funds, except MainStay Indexed Bond, MainStay Short Term Bond, MainStay Floating Rate, MainStay Cash Reserves Fund and MainStay Money Market Fund
Purchase	Sales charges[1] as a percentage of		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources.

MainStay Indexed Bond Fund and Short Term Bond Fund
Purchase	Sales charges[1] as a percentage of		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,99	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources.

MainStay Blended Funds[1]
Purchase	Sales charges[2] as a percentage of		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[3]	None	None	None
1	MainStay Balanced Fund, MainStay Convertible Fund, MainStay Income Manager Fund, and MainStay Total Return Fund.
2	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
3	No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources.

MainStay Floating Rate Fund
Purchase	Sales charges[1] as a percentage of		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 or more	None[2]	None[2]	1.00%[3]
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $500,000 or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.
3	The Distributor pays a sales concession of 1.00% on sales from $500,000 to $3 million, 0.50% on the portion from $3 million to $5 million and 0.40% on the portion of $5 million or more.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years (four years for Floating Rate Fund) of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

All Funds (except MainStay Floating Rate Fund)
Contingent deferred sales charge (CDSC) as
For shares sold in the:	a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

MainStay Floating Rate Fund
Contingent deferred sales charge (CDSC) as
For shares sold in the:	a % of amount redeemed subject to charge
First year	3.00%
Second year	2.00%
Third year	2.00%
Fourth year	1.00%
Thereafter	None

There are exceptions, which are described in the SAI.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAIs. Additionally, Class C shares have higher ongoing service and/or distribution fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

  the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years (four years in the case of MainStay Floating Rate Fund) prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years (four years in the case of MainStay Floating Rate Fund) for Class B shares or one year for Class C shares.

There are exceptions, which are described in the SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

  Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge, as shown in the tables above, by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Reduced Sales Charges" in the SAI.

  Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class or Class A shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases in Investor Class or Class A shares made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Letter of Intent" in the SAI.

  Your Responsibility

To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at mainstayinvestments.com (under the "Shareholder Services" tab).

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

  holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) will be subject to a contingent deferred sales charge upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAI.

Information on Fees

Rule 12b-1 Plans

Each Fund (except the MainStay Cash Reserves Fund and MainStay Money Market Fund) has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class, Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and/or service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively (0.50% for MainStay Tax Free Bond Fund). The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and 0.25% for service activities, in each case, of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee

Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

  Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

  accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;

  NYLIM SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  403(b)(7) accounts;

  accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts); and

  certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Shareholder Services Plans

Each Fund that offers Class R1, Class R2 or Class R3 shares has adopted a shareholder services plan with respect to those classes. Under the terms of the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Redemption Fee

The MainStay Floating Rate and MainStay High Yield Corporate Bond Funds each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with, and to discourage certain types of, short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:

  401(k) plans;

  Section 529 qualified tuition plans;

  accounts held in omnibus accounts on the books of certain financial intermediary firms;

  wrap program accounts;

  qualified default investment alternative accounts; or

  redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder.

The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 800-MAINSTAY (624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation may vary depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% of the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

  From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

  The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.

  The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Funds, the Manager and any Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account with MainStay Investments

Investor Class, Class A, B or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. (MainStay Investments cannot process MainStay Money Market Fund or MainStay Cash Reserves Fund purchases by phone.) Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I, R1, R2 and R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, R2 or R3 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days. (Please note that MainStay Investments cannot process MainStay Money Market Fund or MainStay Cash Reserves Fund purchases by phone.)

All Classes

You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading usually 4:00 pm Eastern time (12:00 noon Eastern time for the MainStay Cash Reserves Fund) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. The Funds do not calculate their NAVs on days when the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same Fund for which you are eligible. However, the following limitations apply:

  Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  All Class B and Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

To request a voluntary conversion between share classes of the same Fund, you may contact the Fund, either directly or through your financial intermediary firm. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

Buying and Selling MainStay Shares

Opening Your Account - Individual Shareholders
	How	Details
By wire:	You or your registered representative should call MainStay Investments toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to: State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
  (DDA #99029415)

  Attn: Custody and Shareholder Services

	To buy shares the same day, MainStay Investments must recieve your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund Name and Class of shares. Your bank may charge a fee for the wire transfer.
By phone:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open.

  You cannot buy Money Market Fund shares by phone.

  MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days. If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it.

Be sure to write on your check:

  name(s) of investor(s)

  your account number; and

  Fund name and Class of shares.

By mail:	Return your completed MainStay Funds Application with a check for the amount of your investment to: MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401 Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809	Make your checks payable to MainStay Funds.

  $1,000 minimum for Investor Class, Class B and Class C shares.

  $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any share class of any of the MainStay Funds; no minimum for Class A shares of the Money Market Fund if all other accounts contain Class A shares only).

  $5 million minimum for Class I shares.

Be sure to write on your check:

  name(s) of investor(s); and

  Fund Name and Class of shares.

Buying additional shares of the Funds - Individual Shareholders
	How	Details
By wire:	Wire the purchase amount to:
State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds (DDA #99029415)

  Attn: Custody and Shareholder Services.

	To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund name and Class of shares. Your bank may charge a fee for the wire transfer.
Electronically:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open to make an ACH purchase. Call before 4:00 pm Eastern time to buy shares at the current day's NAV; or Visit us at mainstayinvestments.com.	Eligible investors can purchase shares by using electronic debits from a designated bank account. The maximum ACH purchase amount is $100,000.
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Make your check payable to MainStay Funds.

  $50 minimum (or Investor Class, Classes B and C shares).

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund name and Class of shares.

Selling Shares - Individual Shareholders
	How	Details
By contacting your financial advisor:		You may sell (redeem) your shares through your financial advisor or by any of the methods described below.
By phone:	To receive proceeds by check:
Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares of the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally MainStay Investments will not send checks to addresses on record for 30 days or less.

  The maximum order MainStay Investments can process by phone is $100,000.

To receive proceeds by wire: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to a designated bank account. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven business days to do so. Your bank may charge you a fee to receive the wire transfer.

  MainStay Investments must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  The minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call MainStay Invenstements toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV. Visit us at mainstayinvestments.com.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next busines day, although it may take up to seven business days to do so.

  MainStay Investments must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from MainStay Investments for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  Fund name and Class of shares; and

  dollar of share amount you want to sell.

Obtain a Medallion Signature Guarantee or other documentation as required. There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.
By internet:	Please visit mainstayinvestments.com.

General Policies

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

  MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

  If you have share certificates, you must return them with a written redemption request.

  Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for up to 10 days from the date the check or ACH purchase order is received.

  When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.

  MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

    MainStay Investments does not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record; or

    the proceeds are to be payable to someone other than the account holder(s).

  In the interest of all shareholders, the Funds reserve the right to:

    change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares.

When you buy and sell shares directly from a Fund, you will receive confirmation statements that describe your transaction. For certain systematic transactions, you will receive quarterly confirmation statements. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial advisor, or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the MainStay Funds may close and reopen any of the Funds to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund, and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or MainStay Investments toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement

Except for the MainStay Tax Free Bond Fund, you can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes…but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are tape recorded; and

  written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to suspend the MainStay Audio Response System at any time or the system might become inoperable due to technical problems.

MainStay Money Market Fund Check Writing

You can sell shares of the MainStay Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check-writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, 403(b)(7) or qualified retirement plans.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayinvestments.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments; and/or

    purchase shares whenever you choose.

  Dividend or capital gains reinvestment
  Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic Exchange
  Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Funds established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 High Yield Fund

  MainStay 130/30 International Fund

  MainStay All Cap Growth Fund

  MainStay Capital Appreciation Fund

  MainStay Common Stock Fund

  MainStay Conservative Allocation Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay ICAP Equity Fund

  MainStay ICAP Global Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay International Equity Fund

  MainStay Instutitional Bond Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Mid Cap Core Fund

  MainStay Mid Cap Growth Fund

  MainStay Mid Cap Value Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Principal Preservation Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay S&P 500 Index Fund

  MainStay Small Cap Growth Fund

  MainStay Small Company Value Fund

  MainStay Value Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same Fund at the net asset value next computed and without imposition of a contingent deferred sales charge.

When you exchange shares, you may incur a redemption fee. Please see "Shareholder Guide—Redemption Fee" for more information.

Money Market Fund Exchanges

If you exchange all your shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in those Funds for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Money Market Guarantee Program

The Boards of Trustees/Directors of the MainStay Cash Reserves Fund and MainStay Money Market Fund have approved the Funds' participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds held as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the those Funds as of the close of business September 19, 2008 are insured against loss under the Program in the event that a Fund liquidates and the per share value at the time of liquidation is less than $1.00 per share any day while the Program is in effect. Currently, the Program is scheduled to run through at least April 30, 2009.

The Program applies only to shareholders of record of these Funds on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in a Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with a Fund or a broker-dealer, any future investment in that Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by a Fund and any other participating money market funds exceed the amount of funds available under the Program.

If during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm. If a shareholder has questions about a potential loss of coverage, he or she should contact the carrying firm before closing an account.

Participation in the Program required a payment to the U.S. Department of the Treasury based on the number of shares outstanding in each Fund as of September 19, 2008. To date, these payments have equaled 0.025% of the applicable assets. This expense is borne by each Fund without regard to any expense limitation currently in effect for that Fund.

The U.S. Department of the Treasury has the option to renew the Program through the close of business on September 19, 2009. If extended, the Boards of Trustees/Directors will determine whether the Funds should continue participation in the Program and, if so, the Funds likely will incur additional participation fees.

More information about the Program is available at http://www.ustreas.gov.

Excessive Purchases and Redemptions or Exchanges

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Manager or a Fund's Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Boards have adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees—Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Funds' Share Prices ("NAV") and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time, 12:00 noon for the MainStay Cash Reserves Fund) every day the Exchange is open. The Funds do not calculate their NAVs on days on which the Exchange is closed. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices (amortized cost, in the case of the MainStay Cash Reserves Fund and the MainStay Money Market Fund). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of each of the Fund's portfolio securities holdings is available in the Funds' SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of each Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of each Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. The MainStay Cash Reserves Fund, MainStay Floating Rate Fund and MainStay Money Market Fund each declare dividends on a daily basis and pay them monthly. The MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Short Term Bond Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Diversified Income Fund and MainStay Tax Free Bond Fund declare and pay dividends monthly. The MainStay Balanced Fund, MainStay Income Manager Fund, MainStay Convertible Fund and MainStay Total Return Fund declare and pay dividends quarterly. Dividends are normally paid on the last business day of the month after a dividend is declared. However, for administrative reasons, dividends that are to be paid at the end of a calendar quarter may be paid prior to the last business day of the month after the dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or MainStay Investments directly. The seven choices are:

  Reinvest dividends and capital gains in:

    the same Fund; or

    another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same Fund.

  Take the capital gains in cash and reinvest the dividends in the same Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings generated by interest received on fixed-income securities (particularly earnings generated by an Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Blended Funds and/or the International Income Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.

Since many of the stocks in which the Blended Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate. It is also not expected that any portion of the distributions by the Income Funds will qualify for the 15% rate. For corporate shareholders, a portion of the dividends received from the Blended Funds may qualify for the corporate dividends received deduction.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

"Tax-Free" Rarely Means "Totally Tax-Free"

  The MainStay Tax Free Bond Fund (or any tax-free fund) may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

  The MainStay Tax Free Bond Fund may earn taxable income. In addition, dividends earned from tax-exempt securities may be subject to state and local taxes. Any gains from sales of shares of this Fund will generally be taxable.

  Tax-exempt dividends may still be subject to state and local taxes.

  Any time you sell shares—even shares of a tax-free fund—you will be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

  If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

  If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

  Some tax-exempt income may be subject to the alternative minimum tax.

  Capital gains declared in a tax-free Fund are not tax-free.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You Are Investing

Who Runs the Funds' Day-to-Day Business?

The Board of Directors of Eclipse Funds Inc., the Board of Trustees of Eclipse Funds and the Board of Trustees of The MainStay Funds, collectively, the "Board" of the Funds oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities for certain Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board and all the operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

Additionally, effective August 1, 2008, the Amended and Restated Management Agreement for each Fund that is a series of The MainStay Funds was amended to include certain Fund accounting services provided by New York Life Investments and the related fees. Prior to that date, these fund accounting services and fees were governed by a separate fund accounting agreement between The MainStay Funds and New York Life Investments. The total fund operating expenses of these Funds did not increase as a result of this change.

For the fiscal year ended October 31, 2008, the Funds paid the Manager an effective management fee for services performed as a percentage of the average daily net assets of each Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2008
MainStay Balanced Fund	0.69%
MainStay Cash Reserves Fund	0.36%
MainStay Convertible Fund*	0.58%
MainStay Diversified Income Fund*	0.55%
MainStay Floating Rate Fund	0.60%
MainStay Global High Income Fund*	0.69%
MainStay Government Fund*	0.30%
MainStay High Yield Corporate Bond Fund*	0.57%
MainStay Income Manager Fund	0.49%
MainStay Indexed Bond Fund	0.23%
MainStay Intermediate Term Bond Fund	0.51%
MainStay Money Market Fund*	0.42%
MainStay Short Term Bond Fund	0.26%
MainStay Tax Free Bond Fund*	0.43%
MainStay Total Return Fund*	0.52%
*	Management fee reflects the inclusion of the fund accounting fee for the period commencing August 1, 2008.

Information regarding the Board's approval of the investment management contract and subadvisory contract for each Fund can be found in the Fund's Annual Report for the fiscal year ended October 31, 2008 and/or the Semi-Annual Report for the fiscal period ended April 30, 2008. In addition, information regarding the Board's approval of the subadvisory agreement with Madison Square Investors regarding certain of the Funds will be included in the Funds' Semi-Annual Reports for the period ending April 30, 2009.

The Manager is not responsible for records maintained by the Funds' Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Who Manages Your Money?

New York Life Investments serves as Manager of the assets of the Funds. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2008, New York Life Investments and its affiliates managed approximately $224 billion in assets.

New York Life Investments is responsible for the day-to-day portfolio management of the MainStay Cash Reserves Fund, MainStay Floating Rate Fund and MainStay Indexed Bond Fund, MainStay Money Market Fund, as well as the fixed income portions of the MainStay Balanced Fund and the MainStay Income Manager Fund.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of certain Funds and subject to the approval of the Board, including a majority of the Independent Directors/Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Fund to which the Order applies will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the Statement of Additional Information for more information on the Order. The shareholders of the Funds that are series of The MainStay Funds have approved the use of this Order. None of the Funds that are series of Eclipse Funds and Eclipse Funds Inc. covered by this Prospectus may rely on this Order without first obtaining shareholder approval.

The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

Under the supervision of the Manager, certain Subadvisors are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds. See the SAI for a breakdown of fees.

MacKay Shields LLC ("MacKay Shields"), whose principal place of business is 9 West 57th Street, New York, New York 10019, serves as the Subadvisor to MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund, MainStay Convertible Fund and MainStay Total Return Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned subsidiary of New York Life. As of December 31, 2008, MacKay Shields managed approximately $28.4 billion in assets.

Madison Square Investors LLC ("Madison Square Investors"), whose principal place of business is 1180 Avenue of the Americas, New York, New York 10036, serves as Subadvisor to the equity portion of MainStay Balanced Fund and MainStay Income Manager Fund. The firm was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of January 31, 2009, Madison Square Investors managed approximately $9.4 billion in assets.

Standish Mellon Asset Management Company LLC ("Standish"), whose principal place of business is BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, is the Subadvisor to the MainStay Tax Free Bond Fund. The firm is a limited liability company, formed in 2001 by the combination of Standish, Ayer Wood, Inc., a privately held investment advisory firm established in 1933, and Mellon Financial Corporation, a global financial services firm. On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged to form The Bank of New York Mellon Corporation of which Standish is a wholly-owned subsidiary. As of December 31, 2008, Standish managed approximately $185.7 billion in assets.

Portfolio Managers:

New York Life Investments and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are jointly and primarily responsible for the Fund's day-to-day management are set forth below.

MainStay Balanced Fund	Tony H. Elavia and Thomas J. Girard
MainStay Cash Reserves Fund	David E. Clement and Thomas J. Girard
MainStay Convertible Fund	Edward Silverstein
MainStay Diversified Income Fund	Gary Goodenough, J. Matthew Philo, James Ramsay and Howard Booth
MainStay Floating Rate Fund	Robert H. Dial
MainStay Global High Income Fund	Gary Goodenough, James Ramsay and Howard Booth
MainStay Government Fund	Gary Goodenough and James Ramsay
MainStay High Yield Corporate Bond Fund	J. Matthew Philo
MainStay Income Manager Fund	Tony H. Elavia, Thomas J. Girard, Harish Kumar and Jonathan Swaney
MainStay Indexed Bond Fund	Thomas J. Girard and Donald F. Serek
MainStay Intermediate Term Bond Fund	Gary Goodenough and James Ramsay
MainStay Money Market Fund	David Clement, Thomas J. Girard and James Ramsay
MainStay Short Term Bond Fund	Claude Athaide, Gary Goodenough and James Ramsay
MainStay Tax Free Bond Fund	Michael Faloon and Christine Todd
MainStay Total Return Fund	Edmund C. Spelman, Richard A. Rosen, Gary Goodenough, Rupal J. Bhansali and James Ramsay

Portfolio Manager Biographies:

The following section provides biographical information about the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Claude Athaide Ph.D., CFA	Mr. Athaide became a portfolio manager of the MainStay Short Term Bond Fund in April 2001. Mr. Athaide joined MacKay Shields in 1996, became an Associate Director in 2001 and a Director in 2006. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995. Mr. Athaide has over nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.
Rupal J. Bhansali	Ms. Bhansali became portfolio manager of the MainStay Total Return Fund in 2008. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division Product in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the International Equity Division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios from 1995 to 2000. Earlier in her career, Ms. Bhansali worked in various capacities performing investment research and advisory work at Soros Fund Management, Crosby Securities, and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.
Howard Booth	Mr. Booth became a manager of the MainStay Diversified Income Fund and the MainStay Global High Income Fund when he joined MacKay Shields in September 2008 as a Director and a Head of International Fixed Income. He previously was a Senior Portfolio Manager for Global Emerging Markets at Robeco Investment Management and a Senior Portfolio Manager at HSBC Asset Management and worked for Metropolitan Life Insurance for twelve years, where he held the positions of Senior Financial Analyst, Managing Trader and Director in its Global Finance unit. Mr. Booth is a graduate of Syracuse University with a BS in Finance and Accounting and holds an MBA from New York University, and is a CFA charterholder.
David E. Clement, CFA	Mr. Clement became a portfolio manager of the MainStay Money Market Fund in March 2009 and the MainStay Cash Reserves Fund in 1991. Mr. Clement is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.
Robert H. Dial	Robert Dial is a managing director in NYLIM's Fixed Income Investors Group and head of Public High Yield, Bank Loan, and Emerging Markets Debt strategies. In this capacity, he oversees more than $10 billion of investments managed in institutional portfolios, mutual funds, and collateralized loan obligation structures. Mr. Dial has served as a portfolio manager for the MainStay Floating Rate Fund since its inceptions. Mr. Dial joined NYLIM in 2001. Prior to joining NYLIM, Mr. Dial worked at Fleet Securities, where he was responsible for originating, structuring, distributing, and investing in non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and Chase Manhattan, where he completed Chase's formal credit training program. He also previously worked at KPMG. Mr. Dial earned a B.A. from Yale University and an M.B.A. from the University of Chicago.
Tony H. Elavia	Mr. Elavia became a portfolio manager of the MainStay Balanced Fund and the MainStay Income Manager Fund in 2004. He is a Senior Managing Director at New York Life Investments, and also is Chief Investment Officer of Madison Square Investors. With respect to the Income Manager Fund, Mr. Elavia is responsible for overall management of the Fund including the asset allocation decisions. Prior to joining New York Life Investments in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a PhD and MA in Economics from the University of Houston and a MS and BC from the University of Baroda in Vadodara, India.
Michael Faloon, CFA, FRM	Mr. Faloon became a portfolio manager of the MainStay Tax Free Bond Fund in September 2008. At Standish, Mr. Faloon is the Quantitative Analyst and Portfolio Manager for Tax Sensitive Strategies, responsible for housing/quantitative research and assessing relative value of option imbedded securities. He also performs scenario analysis and evaluates index composition versus portfolio positioning. He joined Standish in 1999 from Fidelity Investments. Mr. Faloon is certified by the Global Association of Risk Professionals. Mr. Faloon has an MSF from Northeastern University and a BS from theUniversity of Maine.
Thomas J. Girard	Mr. Girard became a portfolio manager of the MainStay Money Market Fund in March 2009 and the MainStay Balanced Fund in October 2008. He has also served as a portfolio manager of the MainStay Income Manager Fund and the MainStay Indexed Bond Fund since 2007. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, assetbacked and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.
Gary Goodenough	Mr. Goodenough became a portfolio manager of the MainStay Government Fund and the MainStay Total Return Fund in 2000, the MainStay Global High Income Fund in 2003 and the MainStay Diversified Income Fund and MainStay Intermediate Term Bond Fund in 2008. Mr. Goodenough joined MacKay Shields as a Managing Director and Co-head of Fixed Income in 2000, and became a Senior Managing Director in 2004. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers
Harish Kumar	Dr. Kumar became a portfolio manager for the MainStay Income Manager Fund in 2008. Dr. Kumar is a Managing Director and Head of Growth Portfolios at Madison Square Investors. Prior to joining New York Life Investments in 2005, Dr. Kumar served as a Senior Portfolio Manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 8 years of investment experience.
J. Matthew Philo, CFA	Mr. Philo became a portfolio manager of the MainStay High Yield Corporate Bond Fund in 2001 and the MainStay Diversified Income Fund in 2006. Mr. Philo, a Senior Managing Director of MacKay Shields, is co-head of Fixed Income since 2006 and has managed institutional accounts for MacKay Shields since September 1996. From 1993 to September 1996, Mr. Philo was with Thorsell, Parker Partners as a portfolio manager and partner.
James Ramsay, CFA	Mr. Ramsay became a manager of the MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay Intermediate Term Bond Fund, MainStay Short Term Bond Fund and MainStay Total Return Fund when he joined MacKay Shields in September 2008 as a Senior Managing Director and the Chief Fixed Income Strategist. He previously was Senior Managing Director and Chief Investment Officer of the US Fixed Income division of Robeco Investment Management, a Senior Vice President at PIMCO, a Senior Managing Director and Executive Vice President in the domestic Fixed Income division of AIG/Sun America and Senior Vice President managing the Investment Division of UNUM Provident Corporation. Mr. Ramsay is a graduate of the University of Arkansas with a BSBA in Finance and Banking and is a CFA charterholder.
Richard A. Rosen, CFA	Mr. Rosen became a portfolio manager of the MainStay Total Return Fund in 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and Head of the Value Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999
Jeffrey H. Saxon	Mr. Saxon became a portfolio manager of the MainStay Global High Income Fund in 1999. He joined the Fixed Income Division of MacKay Shields in 1999 as a Research Analyst/Associate. He was formerly with Goldman, Sachs Co. for eight years as a Vice President and previously as an Associate. Prior to that, he was a CMO Analyst at The First Boston Corporation. Mr. Saxon graduated from George Washington University with a BS in International Finance. He has been in the financial services industry since 1986.
Donald F. Serek	Mr. Serek became a portolio manager of the MainStay Indexed Bond Fund in October 15, 2004, when he joined New York Life Investments as a corporate bond specialist. Previously, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. He has also held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups. Mr. Serek received his BBA in Finance and Economics from Temple University in 1990.
Edward Silverstein, CFA	Mr. Silverstein became a portfolio manager of the MainStay Convertible Fund in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Managing Director at MacKay Shields. Prior to joining MacKay Shields, Mr. Silverstein was a Portfolio Manager at The Bank of New York from 1995 to 1998.
Edmund C. Spelman	Mr. Spelman became a portfolio manager of the MainStay Total Return Fund in 1991. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer Co., Inc. from 1984 to 1991.
Jonathan Swaney	Mr. Swaney became a portfolio manager of the MainStay Income Manager Fund in February 2008. Mr. Swaney has been an employee of New York Life Investments since 1997 and is responsible both for managing quantitative equity portfolios and performing research at Madison Square Investors. Also within New York Life Investments, Mr. Swaney has previously worked with the Investment Consulting Group and was a portfolio manager with the Quantitative Strategies unit. Prior to joining New York Life Investments, Mr. Swaney performed manager research for fund-of-hedge-funds operator Pine Grove Partners and worked on the fixed income desk at The Vanguard Group. Mr. Swaney earned his B.A. in Political Science from The College of William & Mary.
Christine Todd, CFA	Ms. Todd became a portfolio manager of the MainStay Tax Free Bond Fund in September 2008. At Standish, Ms. Todd is Managing Director, Tax Exempt Fixed Income and Insurance Strategies. She manages tax-sensitive fixed income portfolios for mutual funds, larger institutional, insurance, asbestos trust and high net worth clients. She joined Standish in 1995 from Gannett, Welsh & Kotler, where she was vice president responsible for municipal bond research and trading. Ms. Todd has an MBA from Boston University and a BA from Georgetown University. Ms. Todd is a Trustee for the Dedham Institution for Savings and a floating member of its Investment Committee. She is a member of the Boston Security Analysts Society and the National Federation of Municipal Analysts.
Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

MainStay Cash Reserves Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008	2007	2006	2005	2004
Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.05	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.00 ‡	(0.00)‡	--	(0.00)‡	0.00 ‡
Total from investment operations	0.03	0.05	0.04	0.02	0.01
Less dividends and distributions:
From net investment income	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)
From net realized gain on investments	--	--	--	--	(0.00)‡
Total dividends and distributions	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return	2.66%	4.93%	4.39%	2.42%	0.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.66%	4.82%	4.32%	2.40%	0.77%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver)	0.57%	0.57%	0.54%	0.59%	0.60%
Net assets at end of year (in 000's)	$347,264	$350,717	$253,013	$232,187	$246,542
‡	Less than one cent per share.

MainStay Diversified Income Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	February 28, 2008 * through October 31, 2008
Net asset value at beginning of period	$8.86
Net investment income(a)	0.29
Net realized and unrealized gain (loss)on investments	(1.77)
Net realized and unrealized gain (loss) on foreign currency transactions	0.11
Total from investment operations	(1.37)
Less dividends:
From net investment income	(0.29)
Net asset value at end of period	$7.20
Total investment return(b)(c)	(15.88	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.07	%†
Net expenses	1.40	%†
Expenses (before waiver)	1.51	%†
Portfolio turnover rate	81	%(e)
Net assets at end of period (in 000's)	$9,990
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 72% and 66% for the years ended October 31, 2008 and October 31, 2006, respectively.
	Year ended October 31,
Class A	2008		2007	2006		2005	2004
Net asset value at beginning of period	$9.02		$8.91	$8.81		$9.01		$8.77
Net investment income(a)	0.44		0.45	0.40		0.39		0.40
Net realized and unrealized gain (loss) on investments	(1.96)		0.21	0.18		(0.24)		0.37
Net realized and unrealized gain (loss)on foreign currency transactions	0.12		(0.04)	(0.01)		0.04		(0.05)
Total from investment operations	(1.40)		0.62	0.57		0.19		0.72
Less dividends:
From net investment income	(0.46)		(0.51)	(0.47)		(0.39)		(0.48)
Net asset value at end of period	$7.16		$9.02	$8.91		$8.81		$9.01
Total investment return(b)(c)	(16.27%)		7.14%	6.67%		2.11%		8.44%
Ratios(to average net assets)/Supplemental Data:
Net investment income	5.13%		5.01%	4.60%		4.32%		4.48%
Net expenses	1.30%		1.30%	1.30%		1.34%		1.41%
Expenses (before waiver)	1.34%		1.39%	1.46%		1.40%		1.41%
Portfolio turnover rate	81	%(d)	64%	87	%(d)	105%		84%
Net assets at end of period (in 000's)	$45,293		$68,637	$65,566		$40,076		$37,179
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 72% and 66% for the years ended October 31, 2008 and October 31, 2006, respectively.

MainStay Diversified Income Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008		2007	2006		2005	2004
Net asset value at beginning of period	$8.99		$8.89	$8.78		$8.99		$8.75
Net investment income (a)	0.37		0.38	0.34		0.32		0.33
Net realized and unrealized gain (loss) on investments	(1.95)		0.20	0.18		(0.25)		0.39
Net realized and unrealized gain (loss)on foreign currency transactions	0.12		(0.04)	(0.01)		0.04		(0.06)
Total from investment operations	(1.46)		0.54	0.51		0.11		0.66
Less dividends:
From net investment income	(0.39)		(0.44)	(0.40)		(0.32)		(0.42)
Net asset value at end of period	$7.14		$8.99	$8.89		$8.78		$8.99
Total investment return (b)(c)	(16.88%)		6.23%	6.01%		1.23%		7.68%
Ratios(to average net assets)/Supplemental Data:
Net investment income	4.32%		4.26%	3.85%		3.57%		3.73%
Net expenses	2.11%		2.05%	2.05%		2.09%		2.16%
Expenses (before waiver)	2.20%		2.13%	2.21%		2.15%		2.16%
Portfolio turnover rate	81	%(d)	64%	87	%(d)	105%		84%
Net assets at end of period (in 000's)	$18,567		$28,069	$34,148		$71,515		$77,933
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 72% and 66% for the years ended October 31, 2008 and October 31, 2006, respectively.
	Year ended October 31,
Class C	2008		2007	2006		2005	2004
Net asset value at beginning of period	$8.99		$8.89	$8.78		$8.99		$8.75
Net investment income (a)	0.37		0.38	0.34		0.32		0.33
Net realized and unrealized gain (loss) on investments	(1.95)		0.20	0.18		(0.25)		0.39
Net realized and unrealized gain (loss)on foreign currency transactions	0.12		(0.04)	(0.01)		0.04		(0.06)
Total from investment operations	(1.46)		0.54	0.51		0.11		0.66
Less dividends:
From net investment income	(0.39)		(0.44)	(0.40)		(0.32)		(0.42)
Net asset value at end of period	$7.14		$8.99	$8.89		$8.78		$8.99
Total investment return (b)(c)	(16.88%)		6.23%	6.01%		1.23%		7.68%
Ratios(to average net assets)/Supplemental Data:
Net investment income	4.32%		4.26%	3.85%		3.57%		3.73%
Net expenses	2.11%		2.05%	2.05%		2.09%		2.16%
Expenses (before waiver)	2.20%		2.13%	2.21%		2.15%		2.16%
Portfolio turnover rate	81	%(d)	64%	87	%(d)	105%		84%
Net assets at end of period (in 000's)	$9,484		$12,081	$12,355		$14,004		$14,449
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 72% and 66% for the years ended October 31, 2008 and October 31, 2006, respectively.

MainStay Diversified Income Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,						January 2, 2004* through October 31,
Class I	2008		2007	2006		2005	2004
Net asset value at beginning of period	$9.02		$8.91	$8.81		$9.02	$8.96
Net investment income (a)	0.47		0.48	0.43		0.42	0.33
Net realized and unrealized gain (loss) on investments	(1.94)		0.21	0.18		(0.25)	0.16
Net realized and unrealized gain (loss)on foreign currency transactions	0.11		(0.04)	(0.01)		0.04	(0.02)
Total from investment operations	(1.36)		0.65	0.60		0.21	0.47
Less dividends:
From net investment income	(0.49)		(0.54)	(0.50)		(0.42)	(0.41)
Net asset value at end of period	$7.17		$9.02	$8.91		$8.81	$9.02
Total investment return (b)(c)(d)	(15.86%)		7.50%	7.09%		2.32%	5.44	%(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	5.49%		5.37%	4.94%		4.69%	4.77	%†
Net expenses	0.96%		0.96%	0.96%		0.97%	1.12	%†
Expenses (before waiver)	1.03%		1.04%	1.12%		1.03%	1.12	%†
Portfolio turnover rate	81	%(f)	64%	87	%(f)	105%	84%
Net assets at end of period (in 000's)	$259		$262	$199		$232	$72
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 72% and 66% for the years ended October 31, 2008 and October 31, 2006, respectively.

MainStay Floating Rate Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$8.94
Net investment income	0.28
Net realized and unrealized gain on investments	(1.33)
Total from investment operations	(1.05)
Less dividends:
From net investment income	(0.28)
Redemption fee	0.00	‡
Net asset value at end of period	$7.61
Total investment return(a)(b)	(12.19	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.43	%†
Net expenses	1.05	%†
Portfolio turnover rate	10%
Net assets at end of period (in 000's)	$14,586
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
	Year ended October 31,				May 3, 2004* through October 31,
Class A	2008	2007	2006	2005	2004
Net asset value at beginning of period	$9.65	$9.93	$9.99	$10.03	$10.00
Net investment income	0.46	0.62	0.59	0.40 (a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	(2.03)	(0.28)	(0.06)	(0.03)	0.04
Total from investment operations	(1.57)	0.34	0.53	0.37	0.18
Less dividends:
From net investment income	(0.47)	(0.62)	(0.59)	(0.41)	(0.15)
Redemption fee	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$7.61	$9.65	$9.93	$9.99	$10.03
Total investment return(b)(c)	(16.91%)	3.65%	5.34%	3.72	1.79	%(d)
Ratios(to average net assets)/ Supplemental Data:
Net investment income	5.36%	6.34%	5.95%	4.11%	2.83	%†
Net expenses	1.00%	1.01%	1.00%	1.04%	1.07	%†
Portfolio turnover rate	10%	29%	8%	13%	3%
Net assets at end of period (in 000's)	$245,193	$631,749%	$692,411%	$505,726%	$$254,969
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay Floating Rate Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,				May 3, 2004* through October 31,
Class B	2008	2007	2006	2005	2004
Net asset value at beginning of period	$9.65	$9.93	$9.99	$10.03	$10.00
Net investment income	0.39	0.55	0.51	0.33 (a)	0.10	(a)
Net realized and unrealized gain (loss) on investments	(2.03)	(0.28)	(0.06)	(0.04)	0.04
Total from investment operations	(1.64)	0.27	0.45	0.29	0.14
Less dividends:
From net investment income	(0.40)	(0.55)	(0.51)	(0.33)	(0.11)
Redemption fee	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$7.61	$9.65	$9.93	$9.99	$10.03
Total investment return (b)(c)	(17.66%)	2.88%	4.66%	2.95%	1.41	%(d)
Ratios(to average net assets)/ Supplemental Data:
Net investment income	4.51%	5.59%	5.20%	3.36%	2.08	%†
Net expenses	1.79%	1.76%	1.75%	1.79%	1.82	%†
Portfolio turnover rate	10%	29%	8%	13%	3%
Net assets at end of period (in 000's)	$20,703	$47,141	$53,466	$62,196	$38,233
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,				May 3, 2004* through October 31,
Class C	2008	2007	2006	2005	2004
Net asset value at beginning of period	$9.65	$9.93	$9.99	$10.03	$10.00
Net investment income	0.39	0.55	0.51	0.33 (a)	0.10	(a)
Net realized and unrealized gain (loss) on investments	(2.03)	(0.28)	(0.06)	(0.04)	0.04
Total from investment operations	(1.64)	0.27	0.45	0.29	0.14
Less dividends:
From net investment income	(0.40)	(0.55)	(0.51)	(0.33)	(0.11)
Redemption fee	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$7.61	$9.65	$9.93	$9.99	$10.03
Total investment return (b)(c)	(17.66%)	2.88%	4.66%	2.94	1.41	%(d)
Ratios(to average net assets)/ Supplemental Data:
Net investment income	4.52%	5.59%	5.20%	3.36%	2.08	%†
Net expenses	1.79%	1.76%	1.75%	1.79%	1.82	%†
Portfolio turnover rate	10%	29%	8%	13%	3%
Net assets at end of period (in 000's)	$104,048	$232,130	$242,469	$168,021	$85,807
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay Floating Rate Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,				May 3, 2004* through October 31,
Class I	2008	2007	2006	2005	2004
Net asset value at beginning of period	$9.65	$9.93	$9.99	$10.03	$10.00
Net investment income	0.50	0.66	0.61	0.43 (a)	0.15	(a)
Net realized and unrealized gain (loss) on investments	(2.04)	(0.28)	(0.06)	(0.04)	0.04
Total from investment operations	(1.54)	0.38	0.55	0.39	0.19
Less dividends:
From net investment income	(0.50)	(0.66)	(0.61)	(0.43)	(0.16)
Redemption fee	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡
Net asset value at end of period	$7.61	$9.65	$9.93	$9.99	$10.03
Total investment return (b)(c)(d)	(16.67%)	3.89%	5.71%	3.98%	1.92	%(e)
Ratios(to average net assets)/ Supplemental Data:
Net investment income	5.33%	6.68%	6.20%	4.36%	3.08	%†
Net expenses	0.71%	0.67%	0.75%	0.79%	0.82	%†
Portfolio turnover rate	10%	29%	8%	13%	3%
Net assets at end of period (in 000's)	$103,930	$61,992%	$$47,743	$9,284	$2,298
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Government Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$8.41
Net investment income	0.22	(a)
Net realized and unrealized gain (loss)on investments	(0.26)
Total from investment operations	(0.04)
Less dividends and distributions:
From net investment income	(0.21)
Return of capital	--
Total dividends and distributions	(0.21)
Net asset value at end of period	$8.16
Total investment return(b)(c)	(0.57	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.89	%†
Net expenses	1.07	%†
Expenses (before waiver)	1.38	%†
Portfolio turnover rate	51	%(e)
Net assets at end of period (in 000's)	$61,147
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 32% and 31% for the years ended October 31, 2008, October 31, 2006 and October 31, 2005, respectively.
	Year ended October 31,
Class A	2008		2007	2006		2005		2004
Net asset value at beginning of period	$8.21		$8.19	$8.18		$8.40			$8.42
Net investment income	0.33	(a)	0.34 (a)	0.33	(a)	0.26			0.25
Net realized and unrealized gain (loss) on investments	(0.07)		0.03	0.01		(0.21)			0.05
Total from investment operations	0.26		0.37	0.34		0.05			0.30
Less dividends and distributions:
From net investment income	(0.34)		(0.35)	(0.33)		(0.27)			(0.28)
Return of capital	--		-	-		-			(0.04)
Total dividends and distributions	(0.34)		(0.35)	(0.33)		(0.27)			(0.32)
Net asset value at end of period	$8.13		$8.21	$8.19		$8.18			$8.40
Total investment return(b)(c)	3.12%		4.67%	4.26%		0.59%			3.60%
Ratios(to average net assets)/Supplemental Data:
Net investment income	4.00%		4.16%	4.04%		3.09%			2.96%
Net expenses	0.97%		1.05%	1.05%		1.05%			1.25%
Expenses (before waiver/reimbursement)	1.28%		1.35%	1.34%		1.34			1.27%
Portfolio turnover rate	51	%(d)	11%	83	%(d)	164	%(d)		110%
Net assets at end of period (in 000's)	$182,621		$227,896	$239,392		$76,816			$86,516
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 32% and 31% for the years ended October 31, 2008, October 31, 2006 and October 31, 2005, respectively.

MainStay Government Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008			2007	2006		2005		2004
Net asset value at beginning of period		$8.20		$8.19	$8.17		$8.39			$8.40
Net investment income		0.26	(a)	0.28 (a)	0.26	(a)	0.20			0.17
Net realized and unrealized gain (loss) on investments		(0.06)		0.02	0.03		(0.21)			0.07
Total from investment operations		0.20		0.30	0.29		(0.01)			0.24
Less dividends and distributions:
From net investment income		(0.27)		(0.29)	(0.27)		(0.21)			(0.21)
Return of capital		--		--	--		--			(0.04)
Total dividends and distributions		(0.27)		(0.29)	(0.27)		(0.21)			(0.25)
Net asset value at end of period		$8.13		$8.20	$8.19		$8.17			$8.39
Total investment return (b)(c)		2.41%		3.77%	3.60%		(0.17%)			2.92%
Ratios(to average net assets)/Supplemental Data:
Net investment income		3.18%		3.41%	3.29%		2.34%			2.21%
Net expenses		1.79%		1.80%	1.80%		1.80%			2.00%
Expenses (before waiver/reimbursement)		2.10%		2.10%	2.09%		2.09%			2.02%
Portfolio turnover rate		51	%(d)	11%	83	%(d)	164	%(d)		110%
Net assets at end of period (in 000's)		$51,826		$50,123	$64,246		$274,566			$333,884
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 32% and 31% for the years ended October 31, 2008, October 31, 2006 and October 31, 2005, respectively.
	Year ended October 31,
Class C	2008		2007	2006		2005		2004
Net asset value at beginning of period	$8.20		$8.18	$8.17		$8.39		$8.40
Net investment income	0.26	(a)	0.28 (a)	0.26	(a)	0.20		0.17
Net realized and unrealized gain (loss) on investments	(0.07)		0.03	0.02		(0.21)		0.07
Total from investment operations	0.19		0.31	0.28		(0.01)		0.24
Less dividends and distributions:
From net investment income	(0.27)		(0.29)	(0.27)		(0.21)		(0.21)
Return of capital	--		--	--		--		(0.04)
Total dividends and distributions	(0.27)		(0.29)	(0.27)		(0.21)		(0.25)
Net asset value at end of period	$8.12		$8.20	$8.18		$8.17		$8.39
Total investment return (b)(c)	2.28%		3.89%	3.48%		(0.17%)		2.92%
Ratios(to average net assets)/Supplemental Data:
Net investment income	3.16%		3.41%	3.29%		2.34%		2.21%
Net expenses	1.80%		1.80%	1.80%		1.80%		2.00%
Expenses (before waiver/reimbursement)	2.11%		2.10%	2.09%		2.09%		2.02%
Portfolio turnover rate	51	%(d)	11%	83	%(d)	164	%(d)	110%
Net assets at end of period (in 000's)	$25,967		$7,621	$5,684		$7,772		$8,620
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 32% and 31% for the years ended October 31, 2008, October 31, 2006 and October 31, 2005, respectively.

MainStay Government Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,							January 2, 2004* through October 31,
Class I	2008		2007	2006		2005		2004
Net asset value at beginning of period	$8.26		$8.24	$8.21		$8.41		$8.44
Net investment income	0.35	(a)	0.40 (a)	0.35	(a)	0.37		0.29
Net realized and unrealized gain (loss) on investments	(0.04)		0.02	0.03		(0.28)		(0.04)
Total from investment operations	0.31		0.42	0.38		(0.09)		0.25
Less dividends and distributions:
From net investment income	(0.38)		(0.40)	(0.35)		(0.29)		(0.28)
Return of capital	--		--	--		--		--
Total dividends and distributions	(0.38)		(0.40)	(0.35)		(0.29)		(0.28)
Net asset value at end of period	$8.19		$8.26	$8.24		$8.21		$8.41
Total investment return (b)(c)(d)	3.68%		5.31%	4.78%		1.08%		2.99	%(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	4.24%		4.84%	4.52%		3.47%		3.34	%†
Net expenses	0.40%		0.42%	0.57%		0.67%		0.87	%†
Expenses (before waiver/reimbursement)	0.99%		1.00%	0.86%		0.96%		0.89	%†
Portfolio turnover rate	51	%(f)	11%	83	%(f)	164	%(f)	110%
Net assets at end of period (in 000's)	$1,332		$7	$1		$16		$26
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 32% and 31% for the years ended October 31, 2008, October 31, 2006 and October 31, 2005, respectively.

MainStay High Yield Corporate Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$5.97
Net investment income	0.28	(a)
Net realized and unrealized gain (loss)on investments	(1.33)
Net realized and unrealized gain (loss) on foreign currency	0.00	‡
Total from investment operations	(1.05)
Less dividends and distributions:
From net investment income	(0.28)
Return of capital	(0.01)
Total dividends and distributions	(0.29)
Redemption fee(a)	0.00	‡
Net asset value at end of period	$4.63
Total investment return(b)(c)	(18.54	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.31	%†
Net expenses	1.16	%†
Expenses (before waiver)	1.16	%†
Portfolio turnover rate	29%
Net assets at end of period (in 000's)	$201,850
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006		2005	2004
Net asset value at beginning of period	$6.35	$6.33	$6.22		$6.32		$6.05
Net investment income	0.43 (a)	0.45 (a)	0.42	(a)	0.45 (a)		0.46 (a)
Net realized and unrealized gain (loss) on investments	(1.74)	0.01	0.15	(b)	(0.09)		0.25
Net realized and unrealized gain (loss)on foreign currency transactions	0.00 ‡	0.00 ‡	(0.00	)‡	0.00 ‡		0.02
Total from investment operations	(1.31)	0.46	0.57		0.36		0.73
Less dividends and distributions:
From net investment income	(0.43)	(0.44)	(0.41)		(0.46)		(0.46)
Return of capital	(0.01)	-	(0.05)		-		-
Total dividends and distributions	(0.44)	(0.44)	(0.46)		(0.46)		(0.46)
Redemption fee (a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡		0.000 ‡
Net asset value at end of period	$4.60	$6.35	$6.33		$6.22		$6.32
Total investment return (c)(d)	(22.00%)	7.41%	9.58	%(b)(e)	5.86%		12.53%
Ratios(to average net assets)/Supplemental Data:
Net investment income	7.33%	6.95%	6.77%		7.10%		7.44%
Net expenses	1.07%	1.04%	1.06%		1.02%		1.01%
Expenses (before reimbursement)	1.07%	1.04%	1.07	%(e)	1.02%		1.01%
Portfolio turnover rate	29%	49%	58%		35%		41%
Net assets at end of period (in 000's)	$1,835,090	$2,887,965	$2,806,800		$1,381,080		$1,279,164
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-humdredth of a percent.

MainStay High Yield Corporate Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007	2006		2005	2004
Net asset value at beginning of period	$6.31	$6.30	$6.19		$6.30	$6.04
Net investment income	0.38 (a)	0.40 (a)	0.38	(a)	0.40	0.42 (a)
Net realized and unrealized gain (loss) on investments	(1.73)	0.00 ‡	0.15	(b)	(0.08)	0.24
Net realized and unrealized gain (loss)on foreign currency transactions	0.00 ‡	0.00 ‡	(0.00	)‡	0.00 ‡	0.02
Total from investment operations	(1.35)	0.40	0.53		0.32	0.68
Less dividends and distributions:
From net investment income	(0.38)	(0.39)	(0.37)		(0.43)	(0.42)
Return of capital	(0.01)	--	(0.05)		-	-
Total dividends and distributions	(0.39)	(0.39)	(0.42)		(0.43)	(0.42)
Redemption fee (a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.000 ‡
Net asset value at end of period	$4.57	$6.31	$6.30		$6.19	$6.30
Total investment return (c)(d)	(22.47%)	6.46%	8.92	%(b)(e)	5.04%	11.65%
Ratios(to average net assets)/Supplemental Data:
Net investment income	6.53%	6.19%	6.02%		6.35%	6.69%
Net expenses	1.86%	1.79%	1.81%		1.77%	1.76%
Expenses (before reimbursement)	1.86%	1.79%	1.82	%(e)	1.77%	1.76%
Portfolio turnover rate	29%	49%	58%		35%	41%
Net assets at end of period (in 000's)	$431,398	$811,937	$1,067,018		$2,486,331	$2,814,176
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-humdredth of a percent.
	Year ended October 31,
Class C	2008	2007	2006		2005	2004
Net asset value at beginning of period	$6.31	$6.30	$6.19		$6.30	$6.04
Net investment income	0.38 (a)	0.40 (a)	0.38	(a)	0.40	0.42 (a)
Net realized and unrealized gain (loss) on investments	(1.73)	0.00 ‡	0.15	(b)	(0.09)	0.24
Net realized and unrealized gain (loss)on foreign currency transactions	0.00 ‡	0.00 ‡	(0.00	)‡	0.00 ‡	0.02
Total from investment operations	(1.35)	0.40	0.53		0.31	0.68
Less dividends and distributions:
From net investment income	(0.38)	(0.39)	(0.37)		(0.42)	(0.42)
Return of capital	(0.01)	-	(0.05)		-	-
Total dividends and distributions	(0.39)	(0.39)	(0.42)		(0.42)	(0.42)
Redemption fee (a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net asset value at end of period	$4.57	$6.31	$6.30		$6.19	$6.30
Total investment return (c)(d)	(22.60%)	6.63%	8.91	%(b)(e)	5.04%	11.65
Ratios(to average net assets)/Supplemental Data:
Net investment income	6.54%	6.20%	6.02%		6.35%	6.69%
Net expenses	1.86%	1.79%	1.81%		1.77%	1.76%
Expenses (before reimbursement)	1.86%	1.79%	1.82	%(e)	1.77%	1.76%
Portfolio turnover rate	29%	49%	58%		35%	41%
Net assets at end of period (in 000's)	$276,418	$422,348	$421,855		$401,923	$419,496
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-humdredth of a percent.

MainStay High Yield Corporate Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,					January 2, 2004* through October 31,
Class I	2008	2007	2006		2005	2004
Net asset value at beginning of period	$6.35	$6.34	$6.22		$6.32	$6.24
Net investment income	0.44 (a)	0.47 (a)	0.44	(a)	0.48	0.41	(a)
Net realized and unrealized gain (loss) on investments	(1.73)	0.00 ‡	0.16	(b)	(0.10)	0.07
Net realized and unrealized gain (loss)on foreign currency transactions	0.00 ‡	0.00 ‡	(0.00	)(b)	0.00 ‡	0.00	‡
Total from investment operations	(1.29)	0.47	0.60		0.38	0.48
Less dividends and distributions:
From net investment income	(0.45)	(0.46)	(0.43)		(0.48)	(0.40)
Return of capital	(0.01)	-	(0.05)		-	--
Total dividends and distributions	(0.46)	(0.46)	(0.48)		(0.48)	(0.40)
Redemption fee (a)	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00	‡
Net asset value at end of period	$4.60	$6.35	$6.34		$6.22	$6.32
Total investment return (c)(d)(e)	(21.63%)	7.49%	10.02	%(b)(f)	6.12%	7.97	%(g)
Ratios(to average net assets)/Supplemental Data:
Net investment income	7.57%	7.26%	7.03%		7.31%	7.79	%†
Net expenses	0.87%	0.79%	0.80%		0.81%	0.66	%†
Expenses (before reimbursement)	0.87%	0.79%	0.81	%(f)	0.81%	0.66	%†
Portfolio turnover rate	29%	49%	58%		35%	41%
Net assets at end of period (in 000's)	$508,239	$440,002	$117,032		$68,659	$22,868
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I and Class R2 shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-humdredth of a percent.
(g)	Total return is not annualized.
Class R2	May 1, 2008* through October 31, 2008
Net asset value at beginning of period	$5.99
Net investment income	0.21	(a)
Net realized and unrealized gain (loss)on investments	(1.38)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡
Total from investment operations	(1.17)
Less dividends and distributions:
From net investment income	(0.21)
Return of Capital	(0.01)
Total dividends and distributions	(0.22)
Redemption fee(a)	0.00	‡
Net asset value at end of period	$4.60
Total investment return(b)(c)(d)	(20.13	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.48	%†
Net expenses	1.20	%†
Expenses (before waiver)	1.20	%†
Portfolio turnover rate	29%
Net assets at end of period (in 000's)	$41
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I and Class R2 shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Indexed Bond Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$10.97
Net investment income (loss)	0.30
Net realized and unrealized gain on investments	(0.60)
Total from investment operations	(0.30)
Less dividends:
From net investment income	(0.30)
Net asset value at end of period	$10.37
Total investment return(a)(b)	(2.76	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.26	%†
Net expenses	0.92	%†
Expenses (before waiver)	1.27	%†
Portfolio turnover rate	66	%(d)
Net assets at end of period (in 000's)	$2,874
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 62%, 116%, 85% and 62% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.
	Year ended October 31,								January 2, 2004* through October 31,
Class A	2008		2007		2006		2005		2004
Net asset value at beginning of period	$10.70		$10.69		$10.68		$11.07		$10.95
Net investment income	0.47		0.47		0.44		0.36		0.33
Net realized and unrealized gain (loss) on investments	(0.36)		0.02		0.01		(0.32)		0.13
Total from investment operations	0.11		0.49		0.45		0.04		0.46
Less dividends:
From net investment income	(0.48)		(0.48)		(0.44)		(0.43)		(0.34)
Net asset value at end of period	$10.33		$10.70		$10.69		$10.68		$11.07
Total investment return(a)(b)	0.88%		4.66%		4.29%		0.39%		3.65	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.35%		4.40%		4.10%		3.45%		3.16	%†
Net expenses	0.82%		0.82%		0.82%		0.80%		0.78	%†
Expenses (before waiver/reimbursement)	0.88%		0.93%		0.86%		0.98%		0.94	%†
Portfolio turnover rate	66	%(d)	121	%(d)	105	%(d)	156	%(d)	104%
Net assets at end of period	$61,775		$57,604		$51,941		$64,351		$48,062
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 62%, 116%, 85% and 62% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.

MainStay Indexed Bond Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008		2007		2006		2005		2004
Net asset value at beginning of period	$10.70		$10.69		$10.69		$11.07		$10.89
Net investment income	0.51		0.51		0.48		0.40		0.34
Net realized and unrealized gain (loss) on investments	(0.37)		0.02		0.00	‡	(0.31)		0.19
Total from investment operations	0.14		0.53		0.48		0.09		0.53
Less dividends:
From net investment income	(0.51)		(0.52)		(0.48)		(0.47)		(0.35)
Net asset value at end of period	$10.33		$10.70		$10.69		$10.69		$11.07
Total investment return(a)(b)(c)	1.25%		5.07%		4.60%		0.82%		5.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.74%		4.79%		4.49%		3.79%		3.43%
Net expenses	0.43%		0.43%		0.43%		0.46%		0.50%
Expenses (before waiver/reimbursement)	0.56%		0.53%		0.47%		0.64%		0.66%
Portfolio turnover rate	66	%(d)	121	%(d)	105	%(d)	156	%(d)	104%
Net assets at end of period	$381,086		$398,047		$328,259		$265,096		$208,208
‡	Less than one cent per share.
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Class I shares are not subject to sales charges.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 62%, 116%, 85% and 62% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.

MainStay Intermediate Term Bond Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$9.92
Net investment income	0.25
Net realized and unrealized gain (loss) on investments	(0.54)
Net realized and unrealized gain (loss)on foreign currency transactions	--
Total from investment operations	(0.29)
Less dividends:
From net investment income	(0.24)
Net asset value at end of period	$9.39
Total investment return(a)(b)	(2.98	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.73	%†
Net expenses	1.20	%†
Expenses (before waiver)	1.34	%†
Portfolio turnover rate	114	%(d)
Net assets at end of period (in 000's)	$1,727
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 92%, 64% and 76% for the years ended October 31, 2008, 2006 and 2005, respectively.
	Year ended October 31,							January 2, 2004* through October 31,
Class A	2008		2007	2006		2005		2004
Net asset value at beginning of period	$9.73		$9.74	$9.72		$9.98		$9.86
Net investment income	0.43		0.43	0.39		0.34		0.25
Net realized and unrealized gain (loss) on investments	(0.41)		0.01	0.00	‡	(0.28)		0.12
Net realized and unrealized gain (loss) on foreign currency transactions	--		0.00 ‡	(0.00	)‡	—		—
Total from investment operations	0.02		0.44	0.39		0.06		0.37
Less dividends:
From net investment income	(0.40)		(0.45)	(0.37)		(0.32)		(0.25)
Net asset value at end of period	$9.35		$9.73	$9.74		$9.72		$9.98
Total investment return (a)(b)	0.07%		4.63%	4.14%		0.63%		3.79	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.02%		4.35%	3.94%		3.45%		2.89	%†
Net expenses	1.03%		1.10%	1.10%		1.08%		1.19	%†
Expenses (before waiver/reimbursement)	1.16%		1.38%	1.32%		1.41%		1.37	%†
Portfolio turnover rate	114	%(d)	70%	146	%(d)	192	%(d)	193%
Net assets at end of period	$16,211		$10,821	$9,468		$8,062		$8,084
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 92%, 64% and 76% for the years ended October 31, 2008, 2006 and 2005, respectively.

MainStay Intermediate Term Bond Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,							January 2, 2004* through October 31,
Class B	2008		2007	2006		2005		2004
Net asset value at beginning of period	$9.74		$9.76	$9.73		$9.99		$9.86
Net investment income	0.30		0.35	0.32		0.26		0.19
Net realized and unrealized gain (loss) on investments	(0.37)		0.01	0.01		(0.27)		0.13
Net realized and unrealized gain (loss) on foreign currency transactions	--		0.00 ‡	(0.00	)‡	--		--
Total from investment operations	(0.07)		0.36	0.33		(0.01)		0.32
Less dividends:
From net investment income	(0.31)		(0.38)	(0.30)		(0.25)		(0.19)
Net asset value at end of period	$9.36		$9.74	$9.76		$9.73		$9.99
Total investment return (a)(b)	(0.79%)		3.75%	3.46%		(0.11%)		3.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.13%		3.60%	3.19%		2.70%		2.14	%†
Net expenses	1.19%		1.85%	1.85%		1.83%		1.94	%†
Expenses (before waiver/reimbursement)	2.08%		2.13%	2.07%		2.16%		2.12	%†
Portfolio turnover rate	114	%(d)	70%	146	%(d)	192	%(d)	193%
Net assets at end of period	$4,580		$2,968	$2,912		$4,359		$2,732
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 92%, 64% and 76% for the years ended October 31, 2008, 2006 and 2005, respectively.
	Year ended October 31,							January 2, 2004* through October 31,
Class C	2008		2007	2006		2005		2004
Net asset value at beginning of period	$9.75		$9.76	$9.73		$9.99		$9.86
Net investment income	0.30		0.35	0.32		0.26		0.19
Net realized and unrealized gain (loss) on investments	(0.37)		0.02	0.01		(0.27)		0.13
Net realized and unrealized gain (loss) on foreign currency transactions	--		0.00 ‡	(0.00	)‡	--		--
Total from investment operations	(0.07)		0.37	0.33		(0.01)		0.32
Less dividends:
From net investment income	(0.31)		(0.38)	(0.30)		(0.25)		(0.19)
Net asset value at end of period	$9.37		$9.75	$9.76		$9.73		$9.99
Total investment return(a)(b)	(0.89%)		3.86%	3.46%		(0.11%)		3.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.11%		3.60%	3.19%		2.70%		2.14	%†
Net expenses	1.92%		1.85%	1.85%		1.83%		1.94	%†
Expenses (before waiver/reimbursement)	2.08%		2.13%	2.07%		2.16%		2.12	%†
Portfolio turnover rate	114	%(d)	70%	146	%(d)	192	%(d)	193%
Net assets at end of period	$7,106		$2,689	$1,464		$1,708		$937
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 92%, 64% and 76% for the years ended October 31, 2008, 2006 and 2005, respectively.

MainStay Intermediate Term Bond Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008		2007	2006		2005		2004
Net asset value at beginning of period	$9.73		$9.75	$9.72		$10.00		$9.83
Net investment income	0.43		0.46	0.41		0.38		0.34
Net realized and unrealized gain (loss) on investments	(0.38)		0.01	0.03		(0.28)		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	--		0.00 ‡	(0.00	)‡	--		--
Total from investment operations	0.05		0.47	0.44		0.10		0.51
Less dividends:
From net investment income	(0.43)		(0.49)	(0.41)		(0.38)		(0.34)
Net asset value at end of period	$9.35		$9.73	$9.75		$9.72		$10.00
Total investment return (a)(b)(c)	0.39%		4.94%	4.70%		0.97%		5.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.35%		4.75%	4.34%		3.81%		3.33%
Net expenses	0.70%		0.70%	0.70%		0.72%		0.75%
Expenses (before waiver/reimbursement)	0.78%		0.74%	0.76%		0.86%		0.93%
Portfolio turnover rate	114	%(d)	70%	146	%(d)	192	%(d)	193%
Net assets at end of period	$133,090		$140,221	$125,525		$115,147		$154,620
‡	Less than one cent per share.
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Class I shares are not subject to sales charges.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 92%, 64% and 76% for the years ended October 31, 2008, 2006 and 2005, respectively.

MainStay Money Market Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$1.00
Net investment income	0.01
Net realized and unrealized gain on investments	0.00	‡
Total from investment operations	0.01
Less dividends and distributions:
From net investment income	(0.01)
From net realized gain on investments	--
Total dividends and distributions	(0.01)
Net asset value at end of period	$1.00
Total investment return	1.24	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.67	%†
Net expenses	0.80	%†
Expenses (before waiver)	0.88	%†
Net assets at end of period (in 000's)	$72,721
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006	2005	2004
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.05	0.04	0.02	0.01
Net realized and unrealized gain on investments	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Total from investment operations	0.03	0.05	0.04	0.02	0.01
Less dividends and distributions:
From net investment income	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)
From net realized gain on investments	--	--	--	--	(0.00)‡
Total dividends and distributions	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return	2.65%	4.69%	4.18%	2.20%	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.65%	4.59%	4.14%	2.21%	0.54%
Net expenses	0.68%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver)	0.71%	0.83%	0.93%	0.99%	1.02%
Net assets at end of period (in 000's)	$372,956	$346,960	$260,642	$205,154	$197,310
‡	Less than one cent per share.

MainStay Money Market Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007	2006	2005	2004
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.05	0.04	0.02	0.01
Net realized and unrealized gain on investments	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Total from investment operations	0.03	0.05	0.04	0.02	0.01
Less dividends and distributions:
From net investment income	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)
From net realized gain on investments	--	--	--	--	(0.00)‡
Total dividends and distributions	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return	2.57%	4.69%	4.18%	2.20%	0.54%
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.54%	4.59%	4.14%	2.21%	0.54%
Net expenses	0.76%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver)	0.84%	0.83%	0.93%	0.99%	1.02%
Net assets at end of period (in 000's)	$187,237	$176,753	$189,216	$246,104	$295,963
‡	Less than one cent per share.
	Year ended October 31,
Class C	2008	2007	2006	2005	2004
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.03	0.05	0.04	0.02	0.01
Net realized and unrealized gain on investments	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Total from investment operations	0.03	0.05	0.04	0.02	0.01
Less dividends and distributions:
From net investment income	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)
From net realized gain on investments	--	--	—	—	(0.00)‡
Total dividends and distributions	(0.03)	(0.05)	(0.04)	(0.02)	(0.01)
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return	2.57%	4.69%	4.18%	2.20%	0.54%
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.51%	4.59%	4.14%	2.21%	0.54%
Net expenses	0.76%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver)	0.83%	0.83%	0.93%	0.99%	1.02%
Net assets at end of period (in 000's)	$56,458	$36,270	$23,306	$20,426	$31,273
‡	Less than one cent per share.

MainStay Short Term Bond Fund
(a series Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$9.44
Net investment income	0.13	(a)
Net realized and unrealized gain (loss) on investments	(0.11)
Total from investment operations	0.02
Less dividends and distributions:
From net investment income	(0.14)
Return of Capital	--
Total dividends and distributions	(0.14)
Net asset value at end of period	$9.32
Total investment return(b)(c)	0.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%
Net expenses	1.00%
Expenses (before waiver)	2.09%
Portfolio turnover rate	252	%(e)
Net assets at end of period (in 000's)	$2,266
*	Commencement of operations
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 237% and 93% for the years ended October 31, 2008 and October 31, 2006.
	Year ended October 31,						January 2, 2004* through October 31,
Class A	2008		2007	2006		2005	2004
Net asset value at beginning of period	$9.19		$9.08	$9.06		$9.24	$9.32
Net investment income	0.24	(a)	0.35 (a)	0.30		0.20	0.06
Net realized and unrealized gain (loss) on investments	0.11		0.12	0.02		(0.19)	(0.01)
Total from investment operations	0.35		0.47	0.32		0.01	0.05
Less dividends:
From net investment income	(0.25)		(0.36)	(0.30)		(0.19)	(0.12)
Return of capital	--		--	--		--	(0.01)
Total dividends and distributions	(0.25)		(0.36)	(0.30)		(0.19)	(0.13)
Net asset value at end of period	$9.29		$9.19	$9.08		$9.06	$9.24
Total investment return(b)(c)	3.87%		5.29%	3.55%		0.09%	0.57	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.55%		3.85%	3.33%		2.16%	1.43	%†
Net expenses	0.90%		0.90%	0.90%		1.07%	1.00	%†
Expenses (before waiver/reimbursement)	1.32%		1.36%	1.61%		1.36%	1.18	%†
Portfolio turnover rate	252	%(e)	118%	95	%(e)	151%	151%
Net assets at end of period	$20,313		$13,740	$4,850		$6,085	$5,192
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 237% and 93% for the years ended October 31, 2008 and October 31, 2006.

MainStay Short Term Bond Fund
(a series Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008		2007	2006		2005	2004
Net asset value at beginning of period	$9.19		$9.08	$9.07		$9.26	$9.31
Net investment income	0.29	(a)	0.38 (a)	0.33		0.24	0.17
Net realized and unrealized gain (loss) on investments	0.09		0.12	0.01		(0.19)	(0.03)
Total from investment operations	0.38		0.50	0.34		0.05	0.14
Less dividends ans distributions:
From net investment income	(0.28)		(0.39)	(0.33)		(0.24)	(0.18)
Return of Capital	--		--	--		--	(0.01)
Total dividends and distributions	(0.28)		(0.39)	(0.33)		(0.24)	(0.19)
Net asset value at end of period	$9.29		$9.19	$9.08		$9.07	$9.26
Total investment return(b)(c)(d)	4.17%		5.59%	3.83%		0.59%	1.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.15%		4.15%	3.63%		2.63%	1.83%
Net expenses	0.60%		0.60%	0.60%		0.60%	0.60%
Expenses (before waiver/reimbursement)	0.91%		0.75%	0.76%		0.77%	0.78%
Portfolio turnover rate	252	%(e)	118%	95	%(e)	151%	151%
Net assets at end of period	$36,701		$87,535	$74,221		$86,167	$95,402
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 237% and 93% for the years ended October 31, 2008 and October 31, 2006.

MainStay Tax Free Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	February 28, 2008 through October 31, 2008*
Net asset value at beginning of period	$9.07
Net investment income	0.25
Net realized and unrealized gain (loss) on investments	(0.60)
Total from investment operations	(0.35)
Less dividends:
From net investment income	(0.24)
Net asset value at end of period	$8.48
Total investment return(a)(b)	(4.03	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.92	%†
Net expenses	0.99	%†
Expenses (before waiver)	1.21	%†
Portfolio turnover rate	90%
Net assets at end of period (in 000's)	$21,450
*	Commencement of operations
†	Annualized
(a)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006		2005	2004
Net asset value at beginning of period	$9.48	$9.75	$9.62		$9.84	$9.75
Net investment income	0.36	0.38	0.38	(a)	0.38	0.38
Net realized and unrealized gain (loss) on investments	(1.02)	(0.27)	0.13	(b)	(0.12)	0.07
Total from investment operations	(0.66)	0.11	0.51		0.17	0.45
Less dividends:
From net investment income	(0.37)	(0.38)	(0.38)		(0.39)	(0.36)
Net asset value at end of period	$8.45	$9.48	$9.75		$9.62	$9.84
Total investment return(c)(d)	(7.17%)	1.12%	5.43	%(b)(e)	1.77%	4.71%
Ratios(to average net assets)/Supplemental Data:
Net investment income	3.94%	3.88%	3.93%		3.92%	3.88%
Net expenses	0.88%	0.89%	0.89%		0.89%	1.02%
Expenses (before recoupment/waiver/reimbursement)	1.04%	1.06%	1.09	%(e)	1.06%	1.06%
Portfolio turnover rate	90%	59%	55%		26%	18%
Net assets at end of period (in 000's)	$136,781	$189,210	$200,593		$38,508	$37,936
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Tax Free Bond Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007	2006		2005	2004
Net asset value at beginning of period	$9.48	9.75	$9.62		$9.85	$9.75
Net investment income	0.33	0.34	0.36	(a)	0.36	0.36
Net realized and unrealized gain (loss) on investments	(1.03)	(0.26)	0.13	(b)	(0.22)	0.08
Total from investment operations	(0.70)	0.08	0.49		0.14	0.44
Less dividends:
From net investment income	(0.34)	(0.35)	(0.36)		(0.37)	(0.34)
Net asset value at end of period	$8.44	9.48	$9.75		$9.62	$9.85
Total investment return (c)(d)	(7.46%)	0.86%	5.16	%(b)(e)	1.41%	4.55%
Ratios(to average net assets)/Supplemental Data:
Net investment income	3.63%	3.63%	3.68%		3.67%	3.63%
Net expenses	1.20%	1.14%	1.14%		1.14%	1.27%
Expenses (before recoupment/waiver/reimbursement)	1.40%	1.31%	1.34	%(e)	1.31%	1.31%
Portfolio turnover rate	90%	59%	55%		26%	18%
Net assets at end of period (in 000's)	$23,935	31,921	$45,529		$228,206	$261,626
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
	Year ended October 31,
Class C	2008	2007	2006		2005	2004
Net asset value at beginning of period	$9.48	$9.75	$9.62		$9.85	$9.75
Net investment income	0.34	0.35	0.36	(a)	0.36	0.36
Net realized and unrealized gain (loss) on investments	(1.03)	(0.27)	0.13	(b)	(0.22)	0.08
Total from investment operations	(0.69)	0.08	0.49		0.14	0.44
Less dividends:
From net investment income	(0.34)	(0.35)	(0.36)		(0.37)	(0.34)
Net asset value at end of period	$8.45	$9.48	$9.75		$9.62	$9.85
Total investment return (c)(d)	(7.46%)	0.86%	5.16	%(b)(e)	1.41%	4.55%
Ratios(to average net assets)/Supplemental Data:
Net investment income	3.64%	3.63%	3.68%		3.67%	3.63%
Net expenses	1.20%	1.14%	1.14%		1.14%	1.27%
Expenses (before recoupment/waiver/reimbursement)	1.40%	1.31%	1.34	%(e)	1.31%	1.31%
Portfolio turnover rate	90%	59%	55%		26%	18%
Net assets at end of period (in 000's)	$7,425	$6,752	$5,949		$6,231	$5,992
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Global High Income Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$11.27
Net investment income	0.42	(a)
Net realized and unrealized gain (loss) on investments	(3.23)
Net realized and unrealized gain on foreign currency transactions	0.02
Total from investment operations	(2.79)
Less dividends and distributions:
From net investment income	(0.41)
From net realized gain on investments	--
Total dividends and distributions	(0.41)
Net asset value at end of period	$8.07
Total investment return(b)(c)	(25.54	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.79	%†
Net expenses	1.50	%†
Expenses (before waiver)	1.53	%†
Portfolio turnover rate	55%
Net assets at end of period (in 000's)	$12,662
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008	2007	2006		2005	2004
Net asset value at beginning of period	$11.81	$11.82	$11.44		$11.17	$10.49
Net investment income	0.67 (a)	0.67 (a)	0.69	(a)	0.73	0.76
Net realized and unrealized gain (loss) on investments	(3.59)	0.24	0.59	(b)	0.49	0.67
Net realized and unrealized gain on foreign currency transactions	0.02	0.01	0.01		0.00 ‡	0.00 ‡
Total from investment operations	(2.90)	0.92	1.29		1.22	1.43
Less dividends and distributions:
From net investment income	(0.66)	(0.67)	(0.91)		(0.76)	(0.75)
From net realized gain on investments	(0.23)	(0.26)	—		(0.19)	—
Total dividends and distributions	(0.89)	(0.93)	(0.91)		(0.95)	(0.75)
Net asset value at end of period	$8.02	$11.81	$11.82		$11.44	$11.17
Total investment return(c)(d)	(26.29%)	8.11%	11.75	%(b)(e)	11.35%	14.26%
Ratios(to average net assets)/Supplemental Data:
Net investment income	6.08%	5.70%	5.97%		6.63%	7.29%
Net expenses	1.34%	1.40%	1.40%		1.43%	1.53%
Expenses (before recoupment/waiver/reimbursement)	1.37%	1.37%	1.43	%(e)	1.46%	1.53%
Portfolio turnover rate	55%	30%	33%		34%	24%
Net assets at end of period (in 000's)	$59,843	$135,321	$121,810		$86,515	$44,434
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Global High Income Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008	2007	2006		2005		2004
Net asset value at beginning of period	$11.70	$11.72	$11.36		$11.10		$10.44
Net investment income	0.56 (a)	0.58 (a)	0.60	(a)	0.65		0.69
Net realized and unrealized gain (loss) on investments	(3.54)	0.23	0.58	(b)	0.48		0.65
Net realized and unrealized gain on foreign currency transactions	0.02	0.01	0.01		0.00	‡	0.00 ‡
Total from investment operations	(2.96)	0.82	1.19		1.13		1.34
Less dividends and distributions:
From net investment income	(0.57)	(0.58)	(0.83)		(0.68)		(0.68)
From net realized gain on investments	(0.23)	(0.26)	—		(0.19)		—
Total dividends and distributions	(0.80)	(0.84)	(0.83)		(0.87)		(0.68)
Net asset value at end of period	$7.94	$11.70	$11.72		$11.36		$11.10
Total investment return(c)(d)	(26.92%)	7.28%	10.87	%(b)(e)	10.62%		13.36%
Ratios(to average net assets)/Supplemental Data:
Net investment income	5.21%	4.95%	5.22%		5.88%		6.54%
Net expenses	2.20%	2.15%	2.15%		2.18	%(e)	2.28%
Expenses (before recoupment/waiver/reimbursement)	2.19%	2.12%	2.18	%(e)	2.21%		2.28%
Portfolio turnover rate	55%	30%	33%		34%		24%
Net assets at end of period (in 000's)	$21,006	$37,913	$43,136		$57,500		$31,459
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
	Year ended October 31,
Class C	2008	2007	2006		2005	2004
Net asset value at beginning of period	$11.70	$11.72	$11.36		$11.10	$10.44
Net investment income	0.57 (a)	0.58 (a)	0.60	(a)	0.65	0.69
Net realized and unrealized gain (loss) on investments	(3.54)	0.23	0.58	(b)	0.48	0.65
Net realized and unrealized gain on foreign currency transactions	0.02	0.01	0.01		0.00 ‡	0.00 ‡
Total from investment operations	(2.95)	0.82	1.19		1.13	1.34
Less dividends and distributions:
From net investment income	(0.57)	(0.58)	(0.83)		(0.68)	(0.68)
From net realized gain on investments	(0.23)	(0.26)	—		(0.19)	—
Total dividends and distributions	(0.80)	(0.84)	(0.83)		(0.87)	(0.68)
Net asset value at end of period	$7.95	$11.70	$11.72		$11.36	$11.10
Total investment return(c)(d)	(26.83%)	7.28%	10.87	%(b)(e)	10.62%	13.36%
Ratios(to average net assets)/Supplemental Data:
Net investment income	5.22%	4.95%	5.22%		5.88%	6.54%
Net expenses	2.19%	2.15%	2.15%		2.18%	2.28%
Expenses (before recoupment/waiver/reimbursement)	2.20%	2.12%	2.18	%(e)	2.21%	2.28%
Portfolio turnover rate	55%	30%	33%		34%	24%
Net assets at end of period (in 000's)	$27,377	$45,786	$39,176		$28,547	$16,455
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.

MainStay Global High Income Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,	August 31, 2007* through October 31,
Class I	2008	2007
Net asset value at beginning of period	$11.81	$11.26
Net investment income	0.69 (a)	0.11	(a)
Net realized and unrealized gain on investments	(3.58)	0.52
Net realized and unrealized gain (loss)on foreign currency transactions	0.02	0.04
Total from investment operations	(2.87)	0.67
Less dividends and distributions:
From net investment income	(0.69)	(0.12)
From net realized gain on investments	(0.23)	--
Total dividends and distributions	(0.92)	(0.12)
Net asset value at end of period	$8.02	$11.81
Total investment return(b)(c)(d)	(26.11%)	5.95	%(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	6.28%	6.12	%†
Net expenses	1.14%	1.15	%†
Expenses (before recoupment/waiver/reimbursement)	1.15%	0.99	%†
Portfolio turnover rate	55%	30%
Net assets at end of period (in 000's)	$27	$57
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Balanced Fund
(a series Eclipse Funds)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$25.29
Net investment income	0.29	(a)
Net realized and unrealized gain (loss) on investments	(5.82)
Total from investment operations	(5.53)
Less dividends and distributions:
From net investment income	(0.35)
From net realized gain on investments	--
Total dividends and distributions	(0.35)
Net asset value at end of period	$19.41
Total investment return(b)(c)	(22.12	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.81	%†
Net expenses	1.38	%†
Expenses (before waiver)	1.38	%†
Portfolio turnover rate	69%
Net assets at end of period (in 000's)	$49,971
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,				January 2, 2004* through October 31,
Class A	2008	2007	2006	2005	2004
Net asset value at beginning of period	$28.42	$27.92	$26.90	$25.41	$24.45
Net investment income	0.46 (a)	0.49 (a)	0.44	0.35	0.19
Net realized and unrealized gain (loss) on investments	(7.26)	1.25	2.23	1.91	0.96
Total from investment operations	(6.80)	1.74	2.67	2.26	1.15
Less dividends and distributions:
From net investment income	(0.46)	(0.51)	(0.40)	(0.31)	(0.19)
From net realized gain on investments	(1.75)	(0.73)	(1.25)	(0.46)	—
Total dividends and distributions	(2.21)	(1.24)	(1.65)	(0.77)	(0.19)
Net asset value at end of period	$19.41	28.42	$27.92	$26.90	$25.41
Total investment return (b)(c)	(25.84%)	6.34%	10.35%	8.96%	4.70	%(d)
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.87%	1.74%	1.63%	1.32%	0.99	%†
Net expenses	1.29%	1.28%	1.32%	1.32%	1.34	%†#
Expenses (before waiver)	1.29%	1.28%	1.32%	1.32%	1.34	%†#
Portfolio turnover rate	69%	68%	55%	93%	42%
Net assets at end of period (in 000's)	$173,834	405,912	$420,694	$307,538	$108,204
*	Commencement of operations
†	Annualized
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay Balanced Fund
(a series Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,				January 2, 2004* through October 31,
Class B	2008	2007	2006	2005	2004
Net asset value at beginning of period	$28.34	$27.84	$26.84	$25.37	$24.46
Net investment income	0.26 (a)	0.28 (a)	0.23	0.18	0.08
Net realized and unrealized gain (loss) on investments	(7.25)	1.24	2.22	1.89	0.93
Total from investment operations	(6.99)	1.52	2.45	2.07	1.01
Less dividends and distributions:
From net investment income	(0.25)	(0.29)	(0.20)	(0.14)	(0.10)
From net realized gain on investments	(1.75)	(0.73)	(1.25)	(0.46)	—
Total dividends and distributions	(2.00)	(1.02)	(1.45)	(0.60)	(0.10)
Net asset value at end of period	$19.35	$28.34	$27.84	$26.84	$25.37
Total investment return (b)(c)	(26.47%)	5.56%	9.49%	8.19%	4.13	%(d)
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.06%	0.99%	0.94%	0.57%	0.24	%†
Net expenses	2.10%	2.03%	2.07%	2.07%	2.09	%†#
Expenses (before waiver)	2.10%	2.03%	2.07%	2.07%	2.09	%†#
Portfolio turnover rate	69%	68%	55%	93%	42%
Net assets at end of period (in 000's)	$81,144	145,919	$156,284	$206,074	$62,931
*	Commencement of operations
†	Annualized
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class C	2008	2007	2006	2005	2004
Net asset value at beginning of period	$28.33	$27.83	$26.83	$25.37	$24.08
Net investment income	0.26 (a)	0.28 (a)	0.24	0.17	0.13
Net realized and unrealized gain (loss) on investments	(7.25)	1.24	2.21	1.89	1.62
Total from investment operations	(6.99)	1.52	2.45	2.06	1.75
Less dividends and distributions:
From net investment income	(0.25)	(0.29)	(0.20)	(0.14)	(0.14)
From net realized gain on investments	(1.75)	(0.73)	(1.25)	(0.46)	(0.32)
Total dividends and distributions	(2.00)	(1.02)	(1.45)	(0.60)	(0.46)
Net asset value at end of period	$19.34	$28.33	$27.83	$26.83	$25.37
Total investment return (b)(c)	(26.48%)	5.56%	9.49%	8.15%	7.30%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.06%	0.99%	0.89%	0.57%	0.24%
Net expenses	2.10%	2.03%	2.07%	2.07%	2.09%#
Expenses (before waiver)	2.10%	2.03%	2.07%	2.07%	2.09%#
Portfolio turnover rate	69%	68%	55%	93%	42%
Net assets at end of period (in 000's)	$79,423	$161,163	$169,609	$141,279	$29,301
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Balanced Fund
(a series Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008	2007	2006	2005	2004
Net asset value at beginning of period	$28.47	$27.96	$26.94	$25.43	$24.07
Net investment income	0.55 (a)	0.60 (a)	0.53	0.45	0.34
Net realized and unrealized gain on investments	(7.28)	1.25	2.27	1.94	1.68
Total from investment operations	(6.73)	1.85	2.80	2.39	2.02
Less dividends and distributions:
From net investment income	(0.55)	(0.61)	(0.53)	(0.42)	(0.34)
From net realized gain on investments	(1.75)	(0.73)	(1.25)	(0.46)	(0.32)
Total dividends and distributions	(2.30)	(1.34)	(1.78)	(0.88)	(0.66)
Net asset value at end of period	$19.44	$28.47	$27.96	$26.94	$25.43
Total investment return (b)(c)(d)	(25.62%)	6.77%	10.84%	9.46%	8.45%
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.22%	2.10%	2.11%	1.77%	1.42%
Net expenses	0.94%	0.91%	0.85%	0.86%	0.91%#
Expenses (before waiver)	1.01%	0.95%	0.85%	0.86%	0.91%#
Portfolio turnover rate	69%	68%	55%	93%	42%
Net assets at end of period (in 000's)	$199,126	$410,355	$376,763	$269,652	$180,262
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	Year ended October 31,				January 2, 2004* through October 31,
Class R1	2008	2007	2006	2005	2004
Net asset value at beginning of period	$28.44	$27.94	$26.93	$25.43	$24.45
Net investment income	0.53 (a)	0.57 (a)	0.53	0.43	0.23
Net realized and unrealized gain (loss) on investments	(7.28)	1.25	2.23	1.93	0.98
Total from investment operations	(6.75)	1.82	2.76	2.36	1.21
Less dividends and distributions:
From net investment income	(0.52)	(0.59)	(0.50)	(0.40)	(0.23)
From net realized gain on investments	(1.75)	(0.73)	(1.25)	(0.46)	—
Total dividends and distributions	(2.27)	(1.32)	(1.75)	(0.86)	(0.23)
Net asset value at end of period	$19.42	$28.44	$27.94	$26.93	$25.43
Total investment return (b)(c)(d)	(25.69%)	6.64%	10.70%	9.33%	4.96	%(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.13%	2.02%	1.99%	1.68%	1.32	%†
Net expenses	1.04%	1.01%	0.95%	0.96%	1.01	%†#
Expenses (before waiver)	1.11%	1.05%	0.95%	0.96%	1.01	%†#
Portfolio turnover rate	69%	68%	55%	93%	42%
Net assets at end of period (in 000's)	$25,038	$69,474	$108,739	$77,397	$30,394
*	Commencement of operations
†	Annualized
#	Includes transfer agent fees paid indirectly which amounted to 0.02% of average net assets for the period ended October 31, 2004.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Balanced Fund
(a series Eclipse Funds)
(Selected per share data and ratios)

	Year ended October 31,				January 2, 2004* through October 31,
Class R2	2008	2007	2006	2005	2004
Net asset value at beginning of period	$28.42	$27.91	$26.90	$25.41	$24.45
Net investment income	0.46 (a)	0.50 (a)	0.46	0.39	0.18
Net realized and unrealized gain on investments	(7.26)	1.25	2.23	1.90	0.97
Total from investment operations	(6.80)	1.75	2.69	2.29	1.15
Less dividends and distributions:
From net investment income	(0.46)	(0.51)	(0.43)	(0.34)	(0.19)
From net realized gain on investments	(1.75)	(0.73)	(1.25)	(0.46)	—
Total dividends and distributions	(2.21)	(1.24)	(1.68)	(0.80)	(0.19)
Net asset value at end of period	$19.41	$28.42	$27.91	$26.90	$25.41
Total investment return (b)(c)(d)	(25.86%)	6.40%	10.44%	9.05%	4.71	%(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.87%	1.76%	1.75%	1.43%	1.07	%†
Net expenses	1.29%	1.26%	1.20%	1.21%	1.26	%†#
Expenses (before waiver)	1.36%	1.30%	1.20%	1.21%	1.26	%†#
Portfolio turnover rate	69%	68%	55%	93%	42%
Net assets at end of period (in 000's)	$54,849	$105,100	$109,637	$70,872	$19,324
*	Commencement of operations
†	Annualized
#	Includes transfer agent fees paid indirectly which amounted to 0.02% and 0.05% of average net assets for the years or periods ended October 31, 2004 and October 31, 2003, respectively.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
	Year ended October 31,		April 28, 2006* through October 31,
Class R3	2008	2007	2006
Net asset value at beginning of period	$28.41	$27.91	$27.25
Net investment income	0.40 (a)	0.41 (a)	0.20
Net realized and unrealized gain on investments	(7.26)	1.26	0.66
Total from investment operations	(6.86)	1.67	0.86
Less dividends and distributions:
From net investment income	(0.39)	(0.44)	(0.20)
From net realized gain on investments	(1.75)	(0.73)	—
Total dividends and distributions	(2.14)	(1.17)	(0.20)
Net asset value at end of period	$19.41	$28.41	$27.91
Total investment return (b)(c)(d)	(26.02%)	6.10%	3.18	%(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.62%	1.46%	1.36	%†
Net expenses	1.54%	1.52%	1.48	%†
Expenses (before waiver)	1.61%	1.56%	1.48	%†
Portfolio turnover rate	69%	68%	55%
Net assets at end of period (in 000's)	$45	$37	$10
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Classes I, R1, R2 and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Convertible Fund
(a series of The MainStay Funds)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$15.00
Net investment income	0.16	(a)
Net realized and unrealized gain on investments	(4.85)
Total from investment operations	(4.69)
Less dividends and distributions:
From net investment income	(0.15)
From net realized gain on investments	--
Total dividends and distributions	(0.15)
Net asset value at end of period	$10.16
Total investment return(b)(c)	(31.51	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.69	%†
Net expenses	1.28	%†
Expenses (before waiver/reimbursement)	1.34	%†
Portfolio turnover rate	103%
Net assets at end of period (in 000's)	$61,439
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,
Class A	2008		2007		2006		2005			2004
Net asset value at beginning of period		$17.18		$14.51		$13.28		$12.10			$11.78
Net investment income		0.23 (a)		0.16 (a)		0.16 (a)		0.18	(b)		0.15
Net realized and unrealized gain (loss) on investments		(5.74)		2.74		1.23		1.17			0.34
Total from investment operations		(5.51)		2.90		1.39		1.35			0.49
Less dividends and distributions:
From net investment income		(0.23)		(0.23)		(0.16)		(0.17)			(0.17)
From net realized gain on investments		(1.28)		--		--		--			--
Total dividends and distributions		(1.51)		(0.23)		(0.16)		(0.17)			(0.17)
Net asset value at end of period		$10.16		$17.18		$14.51		$13.28			$12.10
Total investment return(c)(d)		(35.00%)		20.10%		10.57%		11.21%			4.11%
Ratios(to average net assets)/Supplemental Data:
Net investment income		1.57%		1.05%		1.14%		1.38	%(b)		1.22%
Net expenses		1.13%		1.19%		1.20%		1.20%			1.34%
Expenses (before waiver/reimbursement)		1.13%		1.29%		1.39%		1.38%			1.35%
Portfolio turnover rate		103%		113%		72%		93%			96%
Net assets at end of period (in 000's)		$217,028		$379,148		$340,331		$93,996			$96,015
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss include $0.01 per share and 0.07%. respectively, as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Convertible Fund
(a series of The MainStay Funds)

	Year ended October 31,
Class B	2008	2007	2006	2005		2004
Net asset value at beginning of period	$17.21	$14.54	$13.29	$12.11		$11.79
Net investment income	0.11 (a)	0.05 (a)	0.09 (a)	0.08	(b)	0.06
Net realized and unrealized gain (loss) on investments	(5.75)	2.73	1.21	1.17		0.33
Total from investment operations	(5.64)	2.78	1.30	1.25		0.39
Less dividends and distributions:
From net investment income	(0.11)	(0.11)	(0.05)	(0.07)		(0.07)
Net realized and unrealized gain on investments	(1.28)	--	--	--		--
Total dividends and distributions	(1.39)	(0.11)	(0.05)	(0.07)		(0.07)
Net asset value at end of period	$10.18	$17.21	$14.54	$13.29		$12.11
Total investment return(c)(d)	(35.55%)	19.25%	9.81%	10.35%		3.32%
Ratios(to average net assets)/Supplemental Data:
Net investment income	0.72%	0.31%	0.68%	0.63	%(b)	0.47%
Net expenses	1.98%	1.94%	1.95%	1.95%		2.09%
Expenses (before waiver/reimbursement)	2.01%	2.04%	2.14%	2.13%		2.10%
Portfolio turnover rate	103%	113%	72%	93%		96%
Net assets at end of period (in 000's)	$59,071	$116,937	$121,274	$390,163		$430,326
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss include $0.01 per share and 0.07%. respectively, as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
	Year ended October 31,
Class C	2008	2007	2006	2005	2004
Net asset value at beginning of period	$17.20	$14.53	$13.29	$12.11	$11.79
Net investment income	0.11 (a)	0.05 (a)	0.07 (a)	0.08 (b)	0.06
Net realized and unrealized gain (loss) on investments	(5.74)	2.73	1.22	1.17	0.33
Total from investment operations	(5.63)	2.78	1.29	1.25	0.39
Less dividends and distributions
From net investment income	(0.11)	(0.11)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain on investments	(1.28)	--	--	--	--
Total dividends and distributions	(1.39)	(0.11)	(0.05)	(0.07)	(0.07)
Net asset value at end of period	$10.18	$17.20	$14.53	$13.29	$12.11
Total investment return(c)(d)	(35.51%)	19.27%	9.73%	10.35%	3.32%
Ratios(to average net assets)/Supplemental Data:
Net investment income	0.75%	0.30%	0.49%	0.63 (b)	0.47%
Net expenses	2.00%	1.94%	1.95%	1.95%	2.09%
Expenses (before waiver/reimbursement)	2.04%	2.04%	2.14%	2.13%	2.10%
Portfolio turnover rate	103%	113%	72%	93%	96%
Net assets at end of period (in 000's)	$40,498	31,158	$24,640	$23,992	$27,041
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment loss and the ratio of net investment loss include $0.01 per share and 0.07%. respectively, as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

MainStay Income Manager Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008 *through October 31, 2008
Net asset value at beginning of period	$13.22
Net investment income	0.32	(a)
Net realized and unrealized gain on investments	(2.99)
Net realized and unrealized gain on foreign currency transactions	0.00	‡
Total from investment operations	(2.67)
Less dividends and distributions:
From net investment income	(0.42)
From net realized gain on investments	--
Total dividends and distributions	(0.42)
Net asset value at end of period	$10.13
Total investment return(b)(c)	(20.77	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.85	%†
Net expenses	1.09	%†
Expenses (before waiver)	1.49	%†
Portfolio turnover rate	125	%(e)
Net assets at end of period (in 000's)	$14,308
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	The portfolio turnover rates not including mortgage dollar rolls are 123%, 150%, 157% and 76% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.
	Year ended October 31,								January 1, 2004* through October 31,
Class A	2008		2007		2006		2005		2004
Net asset value at beginning of period	$15.04		$14.69		$13.42		$12.67		$12.17
Net investment income	0.47	(a)	0.56	(a)	0.46	(a)	0.18	(a)(b)	0.12
Net realized and unrealized gain on investments	(4.11)		0.72		1.39(a	)	0.76		0.38
Net realized and unrealized gain on foreign currency transactions	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Total from investment operations	(3.64)		1.28		1.85		0.94		0.50
Less dividends and distributions:
From net investment income	(0.49)		(0.58)		(0.58)		(0.19)		—
From net realized gain on investments	(0.79)		(0.35)		—		—		—
Total dividends and distributions	(1.28)		(0.93)		(0.58)		(0.19)		—
Net asset value at end of period	$10.12		$15.04		$14.69		$13.42		$12.67
Total investment return (c)(d)	(26.12%)		9.03%		14.13%		7.46%		4.11	%(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	3.65%		3.81%		3.28%		1.41	%(b)	1.40	%†
Net expenses	0.99%		0.99%		1.05%		1.23%		1.02	%†
Expenses (before waiver/reimbursement)	1.29%		1.27%		1.33%		1.31%		1.23	%†
Portfolio turnover rate	125	%(f)	152	%(f)	162	%(f)	100	%(f)	89%
Net assets at end of period (in 000's)	$38,662		$92,506		$70,859		$74,169		$55,796
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	The portfolio turnover rates not including mortgage dollar rolls are 123%, 150%, 157% and 76% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.

MainStay Income Manager Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,								January 2, 2004* through October 31,
Class B	2008		2007		2006		2005		2004
Net asset value at beginning of period	$14.87		$14.53		$13.21		$12.54		$12.12
Net investment income	0.35	(a)	0.45	(a)	0.34	(a)	0.08	(a)(b)	0.04
Net realized and unrealized gain (loss) on investments	(4.05)		0..71		1.39		0.74		0.38
Net realized and unrealized gain on foreign currency transactions (c)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Total from investment operations	(3.70)		1.16		1.73		0.82		0.42
Less dividends and distributions:
From net investment income	(0.38)		(0.47)		(0.41)		(0.15)		—
From net realized gain on investments	(0.79)		(0.35)		—		—		—
Total dividends and distributions	(1.17)		(0.82)		(0.41)		(0.15)		—
Net asset value at end of period	$10.00		14.87		$14.53		$13.21		$12.54
Total investment return(c)(d)	(26.70%)		8.26%		13.35%		6.60%		3.47	%(e)
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.76%		3.07%		2.49%		0.65	%(b)	0.65	%†
Net expenses	1.79%		1.74%		1.81%		1.98%		1.77	%†
Expenses (before waiver/reimbursement)	2.16%		2.02%		2.08%		2.06%		1.98	%†
Portfolio turnover rate	125	%(f)	152	%(f)	162	%(f)	100	%(f)	89%
Net assets at end of period (in 000's)	$18,024		$30,660		$28,664		$34,755		$20,087
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	The portfolio turnover rates not including mortgage dollar rolls are 123%, 150%, 157% and 76% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.
	Year ended October 31,
Class C	2008		2007		2006		2005		2004
Net asset value at beginning of period	$14.87		$14.53		$13.22		$12.54		$11.86
Net investment income	0.35	(a)	0.45	(a)	0.35	(a)	0.08	(a)(b)	0.11
Net realized and unrealized gain (loss) on investments	(4.05)		0.71		1.37		0.75		0.76
Net realized and unrealized gain (loss)on foreign currency transactions	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Total from investment operations	(3.70)		1.16		1.72		0.83		0.87
Less dividends and distributions:
From net investment income	(0.38)		(0.47)		(0.41)		(0.15)		(0.19)
From net realized gain on investments	(0.79)		(0.35)		—		—		—
Total dividends and distributions	(1.17)		(0.82)		(0.41)		(0.15)		(0.19)
Net asset value at end of period	$10.00		$14.87		$14.53		$13.22		$12.54
Total investment return (c)(d)	(26.74%)		8.33%		13.26%		6.68%		7.39%
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.76%		3.06%		2.56%		0.65	%(b)	0.65%
Net expenses	1.79%		1.74%		1.80%		1.98%		1.77%
Expenses (before waiver/reimbursement)	2.15%		2.02%		2.07%		2.06%		1.98%
Portfolio turnover rate	125	%(e)	152	%(e)	162	%(e)	100	%(e)	89%
Net assets at end of period (in 000's)	$7,201		$13,679		$9,250		$5,976		$3,218
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	The portfolio turnover rates not including mortgage dollar rolls are 123%, 150%, 157% and 76% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.

MainStay Income Manager Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,
Class I	2008		2007		2006		2005		2004
Net asset value at beginning of period	$15.14		$14.78		$13.53		$12.74		$11.99
Net investment income	0.50	(a)	0.58	(a)	0.48	(a)	0.24	(a)(b)	0.22
Net realized and unrealized gain on investments	(4.15)		0.72		1.41		0.74		0.78
Net realized and unrealized gain (loss)on foreign currency transactions	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Total from investment operations	(3.65)		1.30		1.89		0.98		1.00
Less dividends and distributions:
From net investment income	(0.50)		(0.59)		(0.64)		(0.19)		(0.25)
From net realized gain on investments	(0.79)		(0.35)		—		—		—
Total dividends and distributions	(1.29)		(0.94)		(0.64)		(0.19)		(0.25)
Net asset value at end of period	$10.20		$15.14		$14.78		$13.53		$12.74
Total investment return(c)(d)(e)	(26.01%)		9.13%		14.34%		7.76%		8.43%
Ratios(to average net assets)/Supplemental Data:
Net investment income	3.88%		3.92%		3.44%		1.75	%(b)	1.59%
Net expenses	0.90%		0.90%		0.90%		0.88%		0.83%
Expenses (before recoupment/waiver/reimbursement)	0.97%		0.88	%(f)	0.93%		0.96%		1.04%
Portfolio turnover rate	125	%(g)	152	%(g)	162	%(g)	100	%(g)	89%
Net assets at end of period (in 000's)	$176,106		$253,547		$263,155		$240,110		$234,256
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income and the ratio of net investment income includes $0.02 per share and 0.12%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Due to expense cap structure change, Class I, was able to recoup expenses during year ended October 31, 2007.
(g)	The portfolio turnover rates not including mortgage dollar rolls are 123%, 150%, 157% and 76% for the years ended October 31, 2008, 2007, 2006 and 2005, respectively.

MainStay Total Return Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$16.50
Net investment income	0.19	(a)
Net realized and unrealized gain on investments	(3.89)
Net realized and unrealized gain on foreigh currency transactions	0.01
Total from investment operations	(3.69)
Less dividends and distributions:
From net investment income	(0.23)
From net realized gain on investments	--
Total dividends and distributions	(0.23)
Net asset value at end of period	$12.58
Total investment return(b)(c)	(22.65	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84	%†
Net expenses	1.29	%†
Expenses (before waiver)	1.50	%†
Portfolio turnover rate	101	%(e)
Net assets at end of period (in 000's)	$136,858
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 86%, 55%, and 38% for the years ended October 31, 2008, 2006 and 2005, respectively.
	Year ended October 31,
Class A	2008		2007	2006		2005		2004
Net asset value at beginning of period	$20.10		$19.82	$18.92		$17.96		$17.42
Net investment income	0.32	(a)	0.35 (a)	0.27	(a)	0.21	(b)	0.17
Net realized and unrealized gain (loss) on investments	(5.27)		1.88	1.67	(c)	1.29		0.54
Net realized and unrealized gain on foreign currency transactions	0.01		--	--		--		--
Total from investment operations	(4.94)		2.23	1.94		1.50		0.71
Less dividends and distributions:
From net investment income	(0.32)		(0.35)	(0.27)		(0.21)		(0.17)
From net realized gain on investments	(2.27)		(1.60)	(0.77)		(0.33)		--
Total dividends and distributions	(2.59)		(1.95)	(1.04)		(0.54)		(0.17)
Net asset value at end of period	$12.57		$20.10	$19.82		$18.92		$17.96
Total investment return (d)(e)	(27.88%)		12.18%	10.53	%(c)(f)	8.43%		4.05%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.93%		1.81%	1.42%		1.10	%(b)	0.94%
Net expenses	1.18%		1.19%	1.19%		1.19%		1.30%
Expenses (before recoupment/waiver/reimbursement)	1.26%		1.27%	1.34	%(f)	1.31%		1.30%
Portfolio turnover rate	101	%(g)	68%	70	%(g)	77	%(g)	103%
Net assets at end of period (in 000's)	$185,491		$518,547	$502,340		$98,180		$115,877
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimburement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total return was less than 0.02%, respectively.
(d)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 86%, 55%, and 38% for the years ended October 31, 2008, 2006 and 2005, respectively.

MainStay Total Return Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,
Class B	2008		2007	2006		2005		2004
Net asset value at beginning of period	$20.15		$19.86	$18.95		$17.98		$17.45
Net investment income	0.18	(a)	0.21 (a)	0.11	(a)	0.07	(b)	0.04
Net realized and unrealized gain (loss) on investments	(5.28)		1.89	1.69	(c)	1.29		0.53
Net realized and unrealized gain on foreign currency transactions	0.01		--	--		--		--
Total from investment operations	(5.09)		2.10	1.80		1.36		0.57
Less dividends and distributions:
From net investment income	(0.18)		(0.21)	(0.12)		(0.06)		(0.04)
From net realized gain on investments	(2.27)		(1.60)	(0.77)		(0.33)		—
Total dividends and distributions	(2.45)		(1.81)	(0.89)		(0.39)		(0.04)
Net asset value at end of period	$12.61		$20.15	$19.86		$18.95		$17.98
Total investment return (d)(e)	(28.53%)		11.37%	9.74	%(c)(f)	7.66%		3.27%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.12%		1.06%	0.55%		0.35	%(b)	0.19%
Net expenses	1.99%		1.94%	1.94%		1.94%		2.05%
Expenses (before recoupment/waiver/reimbursement)	2.15%		2.02%	2.09	%(f)	2.06%		2.05%
Portfolio turnover rate	101	%(g)	68%	70	%(g)	77	%(g)	103%
Net assets at end of period (in 000's)	$76,420		$156,346	$202,149		$665,908		$749,689
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimburement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total return was less than 0.02%, respectively.
(d)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 86%, 55%, and 38% for the years ended October 31, 2008, 2006 and 2005, respectively.
	Year ended October 31,
Class C	2008		2007	2006		2005		2004
Net asset value at beginning of period	$20.12		$19.84	$18.94		$17.98		$17.45
Net investment income	0.18	(a)	0.21 (a)	0.12	(a)	0.07	(b)	0.04
Net realized and unrealized gain (loss) on investments	(5.27)		1.88	1.67	(c)	1.28		0.53
Net realized and unrealized gain on foreign currency transactions	0.01		--	--		--		--
Total from investment operations	(5.08)		2.09	1.79		1.35		0.57
Less dividends and distributions:
From net investment income	(0.18)		(0.21)	(0.12)		(0.06)		(0.04)
From net realized gain on investments	(2.27)		(1.60)	(0.77)		(0.33)		—
Total dividends and distributions	(2.45)		(1.81)	(0.89)		(0.39)		(0.04)
Net asset value at end of period	$12.59		$20.12	$19.84		$18.94		$17.98
Total investment return(d)(e)	(28.47%)		11.33%	9.69	%(f)(c)	7.60%		3.27%
Ratios(to average net assets)/Supplemental Data:
Net investment income	1.12%		1.06%	0.62%		0.35	%(b)	0.19%
Net expenses	1.99%		1.94%	1.94%		1.94%		2.05%
Expenses (before recoupment/waiver/reimbursement)	2.15%		2.02%	2.09	%(f)	2.06%		2.05%
Portfolio turnover rate	101	%(g)	68%	70	%(g)	77	%(g)	103%
Net assets at end of period (in 000's)	$1,563		$2,980	$3,175		$3,854		$4,532
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimburement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total return was less than 0.02%, respectively.
(d)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 86%, 55%, and 38% for the years ended October 31, 2008, 2006 and 2005, respectively.

MainStay Total Return Fund
(a series of The MainStay Funds)
(Selected per share data and ratios)

	Year ended October 31,							January 2, 2004* through October 31,
Class I	2008		2007	2006		2005		2004
Net asset value at beginning of period	$20.25		$19.90	$18.98		$17.92		$17.98
Net investment income	0.37	(a)	0.44 (a)	0.36	(a)	0.26	(b)	0.15
Net realized and unrealized gain (loss) on investments	(5.33)		1.93	1.69	(c)	1.42		(0.03)
Net realized and unrealized gain on foreign currency transactions	0.01		--	--		--		--
Total from investment operations	(4.95)		2.37	2.05		1.68		0.12
Less dividends and distributions:
From net investment income	(0.38)		(0.42)	(0.36)		(0.29)		(0.18)
From net realized gain on investments	(2.27)		(1.60)	(0.77)		(0.33)		—
Total dividends and distributions	(2.65)		(2.02)	(1.13)		(0.62)		(0.18)
Net asset value at end of period	$12.65		$20.25	$19.90		$18.98		$17.92
Total investment return (d)(e)(f)	(27.60%)		12.65%	11.11	%(g)(c)	9.51%		0.68	%(h)
Ratios(to average net assets)/Supplemental Data:
Net investment income	2.31%		2.23%	1.86%		1.43	%(b)	1.40	%†
Net expenses	0.79%		0.81%	0.74%		0.86%		0.84	%†
Expenses (before recoupment/waiver/reimbursement)	0.97%		0.93%	0.89	%(g)	0.98%		0.84	%†
Portfolio turnover rate	101	%(i)	68%	70	%(i)	77	%(i)	103%
Net assets at end of period (in 000's)	$43		$29	$13		$7		$3
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)	The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimburement of such losses was less than $0.01 per share on net realized gains on investments and the effect on total return was less than 0.02%, respectively.
(d)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Class I shares are not subject to sales charges.
(f)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(g)	Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundredth of a percent.
(h)	Total return is not annualized.
(i)	The portfolio turnover rates not including mortgage dollar rolls were 86%, 55%, and 38% for the years ended October 31, 2008, 2006 and 2005, respectively.
Appendix A – Taxable Equivalent Yield Table

Taxable Equivalent Yield Table1,2

If your federal marginal income tax rate is equal to a taxable yield of	a tax-free yield of
	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%
	would equal a taxable yield of
15.00%	4.1%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%
27.00%	4.79%	5.48%	6.16%	6.85%	7.53%	8.22%	8.90%	9.59%
30.00%	5.00%	5.71%	6.43%	7.14%	7.86%	8.57%	9.29%	10.00%
35.00%	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%
38.60%	5.70%	6.51%	7.33%	8.14%	8.96%	9.77%	10.59%	11.40%
1

This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

2

This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statements of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statements of Additional Information ("SAI")

Provide more details about the Funds. The current SAI are incorporated by reference into the Prospectus and have been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)
SEC File Number: 811-04550 (The MainStay Funds)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS01b-03/09
IB

Prospectus for MainStay 130/30 Funds	March 2, 2009
MainStay® Funds
Equity Funds
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
Income Fund
MainStay 130/30 High Yield Fund
International Fund
MainStay 130/30 International Fund
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview
7	MainStay 130/30 Core Fund
15	MainStay 130/30 Growth Fund
23	MainStay 130/30 High Yield Fund
33	MainStay 130/30 International Fund
42	More About Investment Strategies and Risks
47	Shareholder Guide
74	Know With Whom You're Investing
79	Financial Highlights
Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview

This Prospectus discusses the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund (each, a "Fund" and collectively, the "Funds"). Each Fund is a series of Eclipse Funds Inc., a Maryland corporation. Each Fund is managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager").

New York Life Investments has retained Madison Square Investors LLC ("Madison Square Investors") as the subadvisor that is responsible for the day-to-day portfolio management of the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund.

New York Life Investments has retained MacKay Shields LLC (''MacKay Shields'') as the subadvisor that is responsible for the day-to-day portfolio management of MainStay 130/30 High Yield Fund.

Madison Square Investors and MacKay Shields (collectively, "Subadvisors") are affiliates of New York Life Investments. For more specific information about Madison Square Investors and MacKay Shields, see "Know With Whom You're Investing—Who Manages Your Money."

A 130/30 fund is a fund that invests approximately 130 percent of its assets in long positions, either directly or indirectly through derivatives, while approximately 30 percent of its assets are sold short, either directly or indirectly through derivatives. The proceeds from the short strategies may be used to purchase all or a portion of the additional 30 percent of the long positions.

Each Fund pursues somewhat different strategies to achieve its investment objective. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Under normal market conditions, each of the Funds, except the MainStay 130/30 High Yield Fund, invest in equity securities. The MainStay 130/30 International Fund invests primarily in non-U.S. equity securities. The MainStay 130/30 High Yield Fund invests primarily in high-yield corporate debt instruments. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment objective.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

  common and preferred stocks;

  convertible securities;

  American Depositary Receipts ("ADRs"); and

  real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

  Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

  Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

  Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Foreign Securities

Certain Funds may invest in foreign securities, which may be subject to greater difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, and possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

Debt Securities

Certain Funds may invest in debt instruments for income or other reasons. Investors buy debt instruments primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter average maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

NAV Will Fluctuate

The value of Fund shares, also known as the net asset value ("NAV"), generally fluctuates based on the value of the Fund's holdings.

More Information

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

MainStay 130/30 Core Fund
The MainStay 130/30 Core Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Principal Investment Strategy

The Fund primarily invests in common stocks. The Fund will take long positions in common stocks (i.e., purchase securities outright) that Madison Square Investors, the Fund's Subadvisor, believes offer the potential for attractive returns. For long positions, Madison Square Investors, the Fund's Subadvisor, will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000® Index (the "Index") over the following six to twelve months. Based upon quantitative analysis, the Fund may overweight issuers that the Subadvisor believes will outperform the Index and underweight issuers that the Subadvisor believes will underperform the Index to increase performance and achieve this goal. Also, based upon quantitative analysis, the Fund will sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the portfolio manager thinks that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the Russell 1000® Index. The Subadvisor believes that this long/short strategy enables it to reflect negative and positive views on individual stocks and to seek higher performance.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes securities of approximately 1000 of the largest publicly-traded companies based on a combination of their market capitalization and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $422 billion.

A short sale is a transaction in which a Fund sells, through a broker, a security it does not own in anticipation of a possible decline in market price. To complete the short sale transaction, the Fund buys back the same stock in the market and returns it to the broker. The Fund makes money if the market price of the stock goes down prior to completion of the short sale. Conversely, if the price of the stock goes up after the commencement of the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund generally will hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets, and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. The long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% of its net assets and its short positions may range from 20% to 40% of its net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund's long positions may be less than 120% of its net assets and/or its short positions may be less than 20% of its net assets. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as 6 months and, in some cases, longer. Regulatory bans on short selling activities may prevent the Fund from fully implementing its strategy.

The Fund may also invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

Investment Process

In general, the Subadvisor overweights the Russell 1000® Index benchmark weight with securities that it believes are underpriced and will outperform the Russell 1000® Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Russell 1000® Index in an attempt to produce returns that exceed those of the Russell 1000® Index.

Short sales allow the Fund to earn returns on securities that the Subadvisor believes will underperform and also allows the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market.

To secure the Fund's obligation to cover its short positions, the broker effecting the short sale typically holds the cash proceeds from the sale of those securities until the securities are returned and the position is closed. In the event the Fund uses all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Fund purposes, the Fund must pledge replacement collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund's custodian, State Street Bank and Trust Company and is not held by the counterparty.

The Fund's underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures (such as price-to-cash flow ratio, price momentum and changes in accruals), earnings quality and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. On occasion, trading strategies that seek to realize returns over shorter periods, in addition to the Fund's short sale strategy, may be employed.

The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Fund invests in, among other things, companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Index and the S&P 500® Index. The Fund is managed with a core orientation (including growth and value equities). The Subadvisor uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

The Subadvisor seeks to control the Fund's exposure to risk through sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor will periodically rebalance the Fund's long and short positions to maintain an approximate net 100% long exposure investment posture.

The Subadvisor may sell a security or cover a short position if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to trade a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the Subadvisor's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices, such as the Russell 1000® Index and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund normally must repay to the lender an amount equal to any dividends or interest that accrues while the security from the short sale remains out on loan. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract due to, for instance, its insolvency or bankruptcy. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund addresses these potential risks in accordance with applicable regulatory guidance. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

The Fund's investments include derivatives such as credit default swaps. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. The Fund may enter into swap agreements only to the extent that obligations under such agreements, including credit default swaps, represent not more than 15% of the Fund's total assets. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Also, the prices of credit default swaps can be very volatile and result in losses for the Fund.

Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified and may experience substantial cost in the event of borrower or lessee defaults and are also subject to heavy cash flow dependency.

Although the restrictions on short selling in the United States that were first imposed in September 2008 have been lifted, regulatory authorities in various countries outside of the United States continue to enforce temporary rules prohibiting the short-selling of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. In most cases, the bans focus on the short selling of financial stocks. However, some countries have more extensive bans.

These bans or other future regulatory bans may restrict the ability of the Fund to fully implement its short-selling strategy, either generally, or with respect to certain industries or countries.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar year 2008)

Best and Worst Quarterly Returns, Class I Shares
(2008)
	Return	Quarter/Year
Highest return/best quarter	2.29%	2Q/08
Lowest return/worst quarter	-22.09%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay 130/30 Core Fund
Return Before Taxes on Distributions
Investor Class	-39.96%	-33.18%
Class A	-39.89%	-33.13%
Class C	-37.51%	-31.09%
Class I	-36.21%	-30.40%
Return After Taxes on Distributions[2]
Class I	-36.23%	-30.46%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-23.51%	-25.47%
Russell 1000® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.60%	-27.61%
1	The Fund commenced operations on June 29, 2007. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those shares.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A and C shares may vary.
3	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	None
Other Expenses[4]
Dividend Expense on Securities Sold Short	0.46%	0.50%	0.46%	0.46%
Broker Fees and Charges on Short Sales	0.36%	0.35%	0.35%	0.35%
Remainder of Other Expenses	0.52%	0.50%	0.60%	0.35%
Total Other Expenses	1.34%	1.35%	1.41%	1.16%
Acquired (Underlying) Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[6]	2.60%	2.61%	3.42%	2.17%
Fees Recoupments/(Waivers/Reimbursements)[6]	(0.17)%	(0.25)%	(0.25)%	(0.10)%
Net Annual Fund and Underlying Fund Expenses[6]	2.43%	2.36%	3.17%	2.07%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[6]	2.42%	2.35%	3.16%	2.06%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average net assets.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.50%; Class C, 2.35%; and Class I, 1.25%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 2.25% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 Agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I
Expenses after			Assuming no Redemption	Assuming redemption at the end of each period
1 Years	$783	$776	$320	$420	$210
3 Years	$1,299	$1,294	$1,027	$1,027	$669
5 Years	$1,840	$1,838	$1,758	$1,758	$1,155
10 Years	$3,311	$3,315	$3,686	$3,686	$2,495
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay 130/30 Growth Fund
The MainStay 130/30 Growth Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategy

The Fund invests primarily in large- and mid-capitalization stocks. The Fund will take long positions in common stocks (i.e., purchase securities outright) that Madison Square Investors, the Fund's Subadvisor, believes offer the potential for attractive returns. For long positions, the Subadvisor will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000® Growth Index over the long term. Based upon quantitative analysis, the Fund may overweight issuers that the Subadvisor believes will outperform the Index and underweight issuers that the Subadvisor believes will underperform the Index to increase performance and achieve this goal. Also based upon quantitative analysis, the Fund will sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the portfolio manager thinks that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the Russell 1000® Growth Index. The Subadvisor believes that this long/short strategy enables it to reflect negative and positive views on individual stocks and to seek higher performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $24 million to $422 billion, approximately.

A short sale is a transaction in which a Fund sells, through a broker, a security it does not own in anticipation of a possible decline in market price. To complete the short sale transaction, the Fund buys back the same stock in the market and returns it to the broker. The Fund makes money if the market price of the stock goes down prior to completion of the short sale. Conversely, if the price of the stock goes up after the commencement of the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund generally will hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets, and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. The long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% of its net assets and its short positions may range from 20% to 40% of its net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund's long positions may be less than 120% of its net assets and/or its short positions may be less than 20% of its net assets. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as 6 months and, in some cases, up to a year. Regulatory bans on short selling activities may prevent the Fund from fully implementing its strategy.

The Fund may invest in American Depositary Receipts ("ADRs"). ADRs are issued by U.S. depositary banks. Each ADR represents one or more shares of foreign stock or a fraction of a share. ADR holders have the right to obtain the foreign stock it represents. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares.

The Fund may also invest in real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in either real estate or real estaterelated loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

Investment Process

In general, the Subadvisor overweights the Russell 1000® Index benchmark weight with securities that it believes are underpriced and will outperform the Russell 1000® Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Russell 1000® Index in an attempt to produce returns that exceed those of the Russell 1000® Index. Short sales allow the Fund to earn returns on securities that the Subadvisor believes will underperform and also allows the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market.

To secure the Fund's obligation to cover its short positions, the broker effecting the short sale typically holds the cash proceeds from the sale of those securities until the securities are returned and the position is closed. In the event the Fund uses all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Fund purposes, the Fund must pledge replacement collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund's custodian, State Street Bank and Trust Company and is not held by the counterparty.

The Subadvisor uses a "bottom-up" investment approach when selecting investments for the Fund. The Fund invests primarily in companies with capitalizations in the same range as companies in the Russell 1000® Growth Index that the Subadvisor believes offer the potential for attractive returns. The Subadvisor bases investment decisions on company-specific factors. In selecting stocks for the Fund, the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that it believes drives U.S. large and mid-cap growth stocks in a disciplined, risk-controlled framework. The model uses as inputs the following factors: behavioral factors related to price and earnings revisions, valuation, earnings quality and management behavior.

The Subadvisor may sell a security or cover a short position if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to trade a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Subadvisor seeks to control the Fund's exposure to risk through sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor will periodically rebalance the Fund's long and short positions to maintain an approximate net 100% long exposure investment posture.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the Subadvisor's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices, such as the Russell 1000® Index and the S&P 500® Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund normally must repay to the lender an amount equal to any dividends or interest that accrues while the security from the short sale remains out on loan. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract due to, for instance, its insolvency or bankruptcy. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund addresses these potential risks in accordance with applicable regulatory guidance. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

The Fund's investments include derivatives such as credit default swaps. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. The Fund may enter into swap agreements only to the extent that obligations under such agreements, including credit default swaps, represent not more than 15% of the Fund's total assets. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Also, the prices of credit default swaps can be very volatile and result in losses for the Fund.

Some of the securities in which the Fund invests may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified and may experience substantial cost in the event of borrower or lessee defaults and are also subject to heavy cash flow dependency.

Although the restrictions on short selling in the United States that were first imposed in September 2008 have been lifted, regulatory authorities in various countries outside of the United States continue to enforce temporary rules prohibiting the short-selling of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. In most cases, the bans focus on the short selling of financial stocks. However, some countries have more extensive bans.

These bans or other future regulatory bans may restrict the ability of the Fund to fully implement its short-selling strategy, either generally, or with respect to certain industries or countries.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar year 2008)

Best and Worst Quarterly Returns, Class I Shares
(2008)
	Return	Quarter/Year
Highest reurn/best quarter	2.98%	2Q/08
Lowest return/worst quarter	-22.51%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay 130/30 Growth Fund
Return Before Taxes on Distributions
Investor Class	-43.52%	-29.30%
Class A	-43.61%	-29.37%
Class C	-41.36%	-27.22%
Class I	-40.00%	-26.37%
Return After Taxes on Distributions[2]
Class I	-40.00%	-26.37%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-26.00%	-22.13%
Russell 1000® Growth Index[3]
(reflects no deductions for fees, expenses, or taxes)	-38.44%	-26.00%
1	The Fund commenced operations on June 29, 2007. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those shares.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A and C shares may vary.
3	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	1.00%	None
Other Expenses[4]
Dividend Expense on Securities Sold Short	0.37%	0.43%	0.42%	0.38%
Broker Fees and Charges on Short Sales	0.32%	0.27%	0.27%	0.27%
Remainder of Other Expenses	0.79%	0.82%	0.87%	0.63%
Total Other Expenses	1.48%	1.52%	1.56%	1.28%
Acquired (Underlying) Fund Fees and Expenses[5]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[6]	2.74%	2.78%	3.57%	2.29%
Fees Recoupments/(Waivers/Reimbursements)[6]	(0.44)%	(0.57)%	(0.52)%	(0.38)%
Net Annual Fund and Underlying Fund Expenses[6]	2.30%	2.21%	3.05%	1.91%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[6]	2.29%	2.20%	3.04%	1.90%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The management fee for the Fund is an annual percentage of the Fund's average net assets.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
5	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.50%; Class C, 2.35%; and Class I, 1.25%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 2.25% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 Agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.
The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Fund for its prior fiscal year and do not include the Fund's share of the fees and expenses of any other fund in which the Fund invested.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I
Expenses after			Assuming no Redemption	Assuming redemption at the end of each period
1 Years	$770	$762	$308	$408	$194
3 Years	$1,314	$1,314	$1,046	$1,046	$679
5 Years	$1,883	$1,891	$1,806	$1,806	$1,191
10 Years	$3,421	$3,449	$3,802	$3,802	$2,596
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay 130/30 High Yield Fund
The MainStay 130/30 High Yield Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality. The Fund will take long positions that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor will seek to identify issuers whose securities are considered to have a high probability of outperforming the Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index") over a market cycle. Based upon quantitative and qualitative analysis, the Fund may overweight issuers that the Subadvisor believes will outperform the Index and underweight issuers that the Subadvisor believes will underperform the Index to increase performance and achieve this goal. Also, based upon this analysis, the Fund will sell short securities that it believes are likely to underperform the Index. This means that the Fund may sell a security that it does not own, which it may do, for example, when the portfolio manager thinks that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the Index. The Subadvisor believes that this long/short strategy enables it to reflect negative and positive views on individual securities and to seek higher performance than a long-only strategy.

The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

A short sale is a transaction in which a Fund sells, through a broker, a security it does not own in anticipation of a possible decline in market price. To complete the short sale transaction, the Fund buys back the same stock in the market and returns it to the broker. The Fund makes money if the market price of the stock goes down prior to completion of the short sale. Conversely, if the price of the stock goes up after the commencement of the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund generally will hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets, and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. The long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% of its net assets and its short positions may range from 20% to 40% of its net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund's long positions may be less than 120% of its net assets and/or its short positions may be less than 20% of its net assets. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as 6 months and, in some cases, up to a year. Regulatory bans on short selling activities may prevent the Fund from fully implementing its strategy.

The Fund may use derivatives, such as swaps (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.

In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

Investment Process

In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and bond structure. The Fund's principal investments include, but are not limited to:

  domestic corporate debt securities;

  Yankee (dollar-denominated) debt securities;

  non-dollar corporate debt securities;

  derivatives (including credit default swaps); and

  sovereign debt.

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States.

The Fund's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt).

The Fund may invest up to 20% of its net assets in equity securities, including those of foreign issuers, and may invest up to 25% of its total assets in securities rated lower than B3 by Moody's and B– by S&P (including securities with the lowest rating from these agencies) or if unrated, determined by the Subadvisor to be of comparable quality.

In general, the Subadvisor overweights the Index benchmark weight with securities that it believes are underpriced and will outperform the Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Index in an attempt to produce returns that exceed those of the Index. The Subadvisor maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, the Fund's ability to sell short certain securities may be restricted.

Short sales allow the Fund to earn returns on securities that the Subadvisor believes will underperform and also allows the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy.

To secure the Fund's obligation to cover its short positions, the broker effecting the short sale typically holds the cash proceeds from the sale of those securities until the securities are returned and the position is closed. In the event the Fund uses all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Fund purposes, the Fund must pledge replacement collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund's custodian, State Street Bank and Trust Company and is not held by the counterparty.

The Fund's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the Subadvisor deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that the Subadvisor feels are not suitable for long investment. The Subadvisor then seeks to identify issuers with qualities such as: high credit worthiness, improving fundamentals, positive outlook and good liquidity. In examining these issuers for potential investment, the Subadvisor focuses on:

  quality of management and business plan;

  industry environment;

  competitive dynamics;

  cash flow; and

  liquidity.

The Fund invests in, among other things, companies with market capitalizations that, at the time of investment, are similar to companies in the Index. The Subadvisor seeks to control the Fund's exposure to risk through, among other things, sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor may sell or sell short a security for one or more of the following reasons (among others):

  credit deterioration;

  repositioning caused by a change in its "top down" outlook;

  excessive downward price volatility; or

  recognition of an alternative investment with relatively better value.

Consistent with the Fund's underlying process of selecting investments, credit deterioration is the most important factor in the Fund's decision to sell a security or cover a short position.

Principal Risks

The values of debt securities fluctuate depending upon various factors, including:

  interest rates;

  issuer creditworthiness;

  liquidity;

  market conditions; and

  maturities.

The Fund principally invests in high-yield debt securities, which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. Moreover, such securities may, under certain circumstances be less liquid than higher rated debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can be also subject to greater price volatility. High-yield debt securities are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the Subadvisor and are sometimes considered speculative. Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher-rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Fund invests are usually rated lower than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund's net asset value ("NAV") could go down and you could lose money. An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its NAV. Some of the Fund's investments may be considered to be illiquid.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund normally must repay to the lender an amount equal to any dividends or interest that accrues while the security from the short sale remains out on loan. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position.Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets.The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract, due to, for instance, its insolvency or bankruptcy. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged tothe broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund addresses these potential risks in accordance with applicable regulatory guidance. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.

The Fund invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

The Fund's investments include derivatives such as credit default swaps. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. The Fund may enter into swap agreements only to the extent that obligations under such agreements, including credit default swaps, represent not more than 15% of the Fund's total assets. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Also, the prices of credit default swaps can be very volatile and result in losses for the Fund.

Although the restrictions on short selling in the United States that were first imposed in September 2008 have been lifted, regulatory authorities in various countries outside of the United States continue to enforce temporary rules prohibiting the short-selling of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. In most cases, the bans focus on the short selling of financial stocks. However, some countries have more extensive bans.

These bans or other future regulatory bans may restrict the ability of the Fund to fully implement its short-selling strategy, either generally, or with respect to certain industries or countries.

Recent market events have had a negative impact on one of the Fund's trading counterparties, Lehman Brothers International (Europe) ("LBIE"). LBIE was placed in insolvency administration, under the U.K. Insolvency Act, on September 15, 2008. Accordingly, the Fund's ability to transact with LBIE is limited. Because LBIE is under insolvency administration, the Fund is currently unable to close out open short positions with LBIE and is unable to sell the securities or substitute securities that are pledged as collateral for these open short positions.

As of February 3, 2009, the Fund had pledged approximately 37.5% of its net assets to cover its open short positions with LBIE. These pledged securities are held in an account with the Fund's custodian, State Street Bank and Trust Company, for the benefit of LBIE. To the extent that the Fund determines that these securities are illiquid, either due to the operational restraints discussed above or for any other reason, the Fund will not purchase additional illiquid securities until such time as the value of all portfolio securities deemed illiquid represent less than 15% the Fund's net assets, measured at the time of purchase. The Fund may change any such determination at any time without notice to shareholders.

The Fund currently is pursuing efforts to make the pledged securities available for transactions and/or substitution. However, the Fund cannot assure whether these efforts will be successful. Until these securities are made available, there may be an impact on the Fund's ability to fully implement its investment strategy.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar year 2008)

Best and Worst Quarterly Returns, Class I Shares
(2008)
	Return	Quarter/Year
Highest return/best quarter	0.81%	2Q/08
Lowest return/worst quarter	-10.81%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay 130/30 High Yield Fund
Return Before Taxes on Distributions
Investor Class	-18.79%	-18.44%
Class A	-18.75%	-18.40%
Class C	-16.48%	-15.49%
Class I	-14.67%	-14.50%
Return After Taxes on Distributions[2]
Class I	-16.48%	-16.29%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-9.43%	-13.22%
Merrill Lynch U.S. High Yield Master II Constrained Index[3]
(reflects no deductions for fees, expenses, or taxes)	-26.11%	-24.99%
1	The Fund commenced operations on December 14, 2007. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those shares.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A and C shares may vary.
3	The Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)[2]	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[3]	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees[4]	0.25%	0.25%	1.00%	None
Other Expenses[5]
Interest Expense on Securities Sold Short	1.41%	1.33%	1.33%	1.33%
Broker Fees and Charges on Short Sales	0.13%	0.12%	0.12%	0.12%
Remainder of Other Expenses	1.61%	0.36%	1.55%	0.27%
Total Other Expenses	3.15%	1.81%	3.00%	1.72%
Total Annual Fund Operating Expenses	4.20%	2.86%	4.80%	2.52%
Fees Recoupments/(Waivers/Reimbursements)[6]	(1.26)%	(0.11)%	(1.20)%	(0.02)%
Net Annual Fund Expenses[6]	2.94%	2.75%	3.60%	2.50%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the in the section entitled "Shareholder Guide" for additional information.
3	The management fee for the Fund is an annual percentage of the Fund's average net assets.
4	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
5	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class C, 2.15%; and Class I, 1.05%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 2.05% for Class C shares. The limitations for Class A and Class I shares were the same as in the April 1, 2008 Agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I
Expenses after			Assuming no Redemption	Assuming redemption at the end of each period
1 Years	$734	$716	$363	$463	$253
3 Years	$1,559	$1,286	$1,338	$1,338	$783
5 Years	$2,397	$1,881	$2,317	$2,317	$1,339
10 Years	$4,553	$3,485	$4,783	$4,783	$2,854
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
MainStay 130/30 International Fund
The MainStay 130/30 International Fund's investment objective is to provide long-term growth of capital with income as a secondary objective.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with attractive valuations and strong momentum characteristics. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by Madison Square Investors, the Fund's Subadvisor, with significant investments under normal circumstances in at least three countries outside of the United States.

The Fund will take long positions in equity securities (i.e., purchase securities outright) that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor will seek to identify companies that are considered to have a high probability of providing a total return greater than the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE® Index"). Based upon quantitative analysis, the Fund may overweight issuers that the Subadvisor believes will outperform the MSCI EAFE® Index and underweight issuers that the Subadvisor believes will underperform the MSCI EAFE® Index to increase performance and achieve this goal. Also based upon quantitative analysis, the Fund will sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the portfolio manager thinks that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the MSCI EAFE® Index. The Subadvisor believes that this long/short strategy enables it to reflect negative and positive views on individual stocks and seek higher performance.

The Morgan Stanley Capital International Europe, Australasia and Far East Index—the MSCI EAFE® Index—is a capitalization-weighted index containing approximately 989 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. The market capitalizations of companies in this Index fluctuate and as of December 31, 2008, they ranged from $181 million to $150 billion, approximately. These amounts vary daily.

A short sale is a transaction in which a Fund sells, through a broker, a security it does not own in anticipation of a possible decline in market price. To complete the short sale transaction, the Fund buys back the same stock in the market and returns it to the broker. The Fund makes money if the market price of the stock goes down prior to completion of the short sale. Conversely, if the price of the stock goes up after the commencement of the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund generally will hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets, and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. The long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% of its net assets and its short positions may range from 20% to 40% of its net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund's long positions may be less than 120% of its net assets and/or its short positions may be less than 20% of its net assets. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as 6 months and, in some cases, up to a year. Regulatory bans on short selling activities may prevent the Fund from fully implementing its strategy.

The Fund may also use swaps (including equity swaps) to establish long and short equity positions without owning or taking physical custody of securities. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.

In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

The Fund may invest in American Depositary Receipts ("ADRs"). ADRs are issued by U.S. depositary banks. Each ADR represents one or more shares of foreign stock or a fraction of a share. ADR holders have the right to obtain the foreign stock it represents. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares.

Investment Process

In general, the Subadvisor buys securities "long" for the Fund that it believes are underpriced and will increase in value, and sells securities "short" that it believes are overpriced and will decline in value in an attempt to produce returns that exceed those of the MSCI EAFE® Index.

Short sales allow the Fund to earn returns on securities which the Subadvisor believes will underperform and also allows the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market.

To secure the Fund's obligation to cover its short positions, the broker effecting the short sale typically holds the cash proceeds from the sale of those securities until the securities are returned and the position is closed. In the event the Fund uses all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Fund purposes, the Fund must pledge replacement collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund's custodian, State Street Bank and Trust Company and is not held by the counterparty.

The Fund seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. Investments are selected using an objective, disciplined and broadly-applied process while limiting exposure to risk. The Fund will typically invest in companies with capitalizations similar to those in the MSCI EAFE Index at the time of investment.

The Subadvisor seeks to control the Fund's exposure to risk through sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor will periodically rebalance the Fund's long and short positions to maintain an approximate net 100% long exposure investment posture.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met. The Subadvisor may evaluate, among other things, price-to-earnings ratios, price-to-cashflow ratios, relative performance to the MSCI EAFE® Index and expected earnings forecasts.

In unusual market conditions, the Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

Principal Risks

Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk, compared to common stock indices.

Since the Fund may invest a significant portion of its assets in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers.

These risk factors include:

  fluctuating currency values;

  less liquid trading markets;

  greater price volatility;

  political and economic instability;

  less publicly available information about issuers;

  changes in U.S. or foreign tax or currency laws; and

  changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

Changes affecting particular regions or sectors of international markets may also have significant impact on the Fund.

The risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "More About Investment Strategies and Risks - Risk Management Techniques."

Some foreign securities may not be traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing.

Some of the securities in which the Fund invests may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

The Fund's investments include derivatives such as equity swaps. The Fund may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. The Fund may enter into swap agreements only to the extent that obligations under such agreements, including credit default swaps, represent not more than 15% of the Fund's total assets. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Also, the prices of equity swaps can be very volatile and result in losses for the Fund.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund normally must repay to the lender an amount equal to any dividends or interest that accrues while the security from the short sale remains out on loan. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract due to, for instance, its insolvency or bankruptcy. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund addresses these potential risks in accordance with applicable regulatory guidance. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Although the restrictions on short selling in the United States that were first imposed in September 2008 have been lifted, regulatory authorities in various countries outside of the United States continue to enforce temporary rules prohibiting the short-selling of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. In most cases, the bans focus on the short selling of financial stocks. However, some countries have more extensive bans.

These bans or other future regulatory bans may restrict the ability of the Fund to fully implement its short-selling strategy, either generally, or with respect to certain industries or countries.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you do not sell any shares by year-end).

Portfolio turnover measures the amount of trading a Fund does during the year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in fees and expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar year 2008)

Best and Worst Quarterly Returns, Class I Shares
(2008)
	Return	Quarter/Year
Highest return/best quarter	0.59%	2Q/08
Lowest return/worst quarter	-22.31%	3Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay 130/30 International Fund
Return Before Taxes on Distributions
Investor Class	-47.66%	-42.56%
Class A	-47.76%	-42.65%
Class C	-45.68%	-40.52%
Class I	-44.50%	-39.82%
Return After Taxes on Distributions[2]
Class I	-44.50%	-39.87%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-28.93%	-33.48%
MSCI EAFE® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-37.45%
1	The Fund commenced operations on September 28, 2007. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those shares.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A and C shares may vary.
3	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)[2]	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[3]	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees[4]	0.25%	0.25%	1.00%	None
Other Expenses[5]
Dividend Expense on Securities Sold Short	0.68%	0.61%	0.57%	0.54%
Broker Fees and Charges on Short Sales	0.51%	0.44%	0.44%	0.44%
Remainder of Other Expenses	0.86%	0.71%	0.83%	0.65%
Total Other Expenses	2.05%	1.76%	1.84%	1.63%
Acquired (Underlying) Fund Fees and Expenses[6]	.03%	.03%	.03%	.03%
Total Annual Fund Operating Expenses[7]	3.43%	3.14%	3.97%	2.76%
Fees Recoupments/(Waivers/Reimbursements)[7]	(0.51)%	(0.46)%	(0.48)%	(0.40)%
Net Annual Fund and Underlying Fund Expenses[7]	2.92%	2.68%	3.49%	2.36%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)	2.89%	2.65%	3.46%	2.33%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	The redemption fee applies to redemptions (including exchanges) of any class of shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is designed to ensure that the transaction and administrative costs are borne by investors making the short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" in the in the section entitled "Shareholder Guide" for additional information.
3	The management fee for the Fund is an annual percentage of the Fund's average net assets.
4	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
5	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
6	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
7	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.70%; Class A, 1.60%; Class C, 2.45%; and Class I, 1.35%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 2.35% for Class C shares. The limitations for Class A and Class I shares were the same as the April 1, 2008 Agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class C		Class I
Expenses after			Assuming no Redemption	Assuming redemption at the end of each period
1 Years	$829	$806	$352	$452	$239
3 Years	$1,501	$1,425	$1,166	$1,166	$818
5 Years	$2,194	$2,067	$1,997	$1,997	$1,424
10 Years	$4,026	$3,778	$4,151	$4,151	$3,061
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
More About Investment Strategies and Risks
Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

American Depositary Receipts ("ADRs")

Certain Funds may invest in ADRs. ADRs, that are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Securities

Certain Funds may invest in derivative securities, or "derivatives." The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses incurred in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

Certain Funds may have significant investments in equity swaps. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds' direct investments in equity securities and short sales.

As an investment company registered with the SEC, a Fund must "cover" open positions with respect to certain kinds of derivatives instruments.

Exchange Traded Funds

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Futures Transactions

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Illiquid and Restricted Securities

One or more of the Funds' investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

Investment Policies and Objectives

The Principal Investment Strategy discussion for the MainStay 130/30 High Yield Fund states that this Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Fund invests its assets. A Fund that, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, the Fund would not be subject to such constraints on new investments.

When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Lending of Portfolio Securities

All of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

Real Estate Investment Trusts ("REITs")

The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cashflow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Swap Agreements

Certain Funds may enter into interest rate, credit default, index, equity, and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For additional information on swaps, see "Derivative Securities" above.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies, including substantially reducing or eliminating its short positions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

Zero Coupon and Payment-in-Kind Bonds

One or more of the Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. The Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

Before You Invest:
Deciding Which Class of Shares to Buy

This Prospectus offers Investor Class and Classes A, C and I shares of the Funds. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

  Distribution and/or Service (12b-1) Fee—named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

  Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

  Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense, over time you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class C	Class I
Initial sales charge	Yes	Yes	None	None
Contingent deferred sales charge	None[1]	None[1]	1% on sale of shares held for one year or less	None
Redemption fee[2]	None	None	None	None
Ongoing service and/or distribution fee (Rule 12b-1 fee)	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)	None
Shareholder service fee	None	None	None	None
Redemption Fee	None	None	None	None
Conversion feature	Yes[3]	Yes[3]	None	Yes[3]
Purchase maximum	None	None	$1,000,000[4]	None
1	Except on certain redemptions made without an initial sales charge.
2	The MainStay 130/30 International Fund and the MainStay 130/30 High Yield Fund impose a 2% redemption fee on certain redemptions (including exchanges) of all classes. Please see each "Information on Fees" in this section for details.
3	See the sections in this Prospectus discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.
4	Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, the Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years). Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

Investor Class Share Considerations

  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782).

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class A Share Considerations

  Generally, Class A shares have a minimum initial nvestment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds/accounts or rely on Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more invested in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class C Share Considerations

  You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

  In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less.

  When you sell Class C shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

  The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

Class I Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing service or distribution fees.

  You may buy Class I shares if you are an:

    Institutional Investor

      certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or NYLIFE Distributors LLC;

      certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

      purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

    Individual Investor—who is initially investing at least $5 million in any single MainStay Fund.

    Existing Class I Shareholder

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Funds' Board Members and directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and health savings accounts may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares

The following minimums apply if you are investing in Class A shares directly:

  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent investment for investors that, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an acount balance at or above $15,000 to avoid having your account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (levels 1-3 only); retirement plan accounts, including certain investment-only plan accounts, Board Members and directors and employees of New York Life and its affiliates and subsidiaries and employees at MacKay Shields are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.

Class C Shares

The following minimums apply if you are investing in Class C shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Funds:

  Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund, and no minimum subsequent purchase amount, and

  Institutional Investors—no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

All Funds Except MainStay 130/30 High Yield Fund
Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a percentage of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Reduced Sales Charges on Investor Class and Class A Shares - Contingent Deferred Sales Charge: Investor Class and Class A Shares" below.
MainStay 130/30 High Yield Fund
Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a percentage of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class C

A CDSC may be imposed on redemptions of Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C share account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed:

  the current aggregate net asset value of Class C shares of the Fund purchased more than one year prior to the redemption for Class C shares; plus the current aggregate net asset value of Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus increases in the net asset value of the investor's Class C shares of the Fund above the total amount of payments for the purchase of Class C shares of the Fund made during the preceding one year.

There are exceptions, which are described in the SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above through Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

  Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse and your children under age 21 in Investor Class, Class A or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund (which are offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class A shares of another MainStay Fund, and you wish to invest $15,000 in a Fund, using your Right of Accumulation you can invest that $10,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Reduced Sales Charges" in the SAI.

  Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments in the MainStay Cash Reserves Fund, MainStay Money Market Fund, or MainStay Principal Preservation Fund not previously invested in another Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Letter of Intent" in the SAI.

  Your Responsibility

To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at mainstayinvestments.com (under the "Shareholder Services" tab).

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

  holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) will be subject to a contingent deferred sales charge upon redemption.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' Transfer Agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A" in the SAI.

Information on Fees

Rule 12b-1 Plans

Each Fund offered has adopted a distribution plan under Rule 12b-1 of the Investment 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class and Class A 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class and Class A shares of the Fund, respectively. The Class C 12b-1 plan provides for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class C shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee

One or more of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

  Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

  accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;

  NYLIM SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  403(b)(7) accounts;

  accounts serviced by unaffiliated broker/dealers or third-party administrators (other than NYLIM SIMPLE IRA Plan Accounts); and

  certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Redemption Fee

The MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by those Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with, and to discourage certain types of, short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as:

  401(k) plans;

  Section 529 qualified tuition plans;

  accounts held in omnibus accounts on the books of certain financial intermediary firms;

  wrap program accounts;

  qualified default investment alternative accounts or;

  redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan. Please contact us at 800-MAINSTAY (624-6782) if you have questions as to whether the redemption fee applies to some or all of your shares.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation may vary depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% of the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

  The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  In addition to payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of the Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.

  The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a Fund, which may vary based on the type of Fund being promoted.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Funds, the Manager and any Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisors, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account with MainStay Investments

Investor Class, Class A or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. NAV is not calculated on days on which the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class and Class A shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same Fund for which you are eligible. However, the following limitations apply:

  Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  All Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class and Class A shares.

To request a voluntary conversion between share classes of the same Fund, you may contact the Fund, either directly or through your financial intermediary firm. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate a conversion feature at any time.

Buying and Selling MainStay Shares

Opening Your Account - Individual Shareholders
	How	Details
By wire:	You or your registered representative should call MainStay Investments toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to: State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
  (DDA #99029415)

  Attn: Custody and Shareholder Services

	To buy shares the same day, MainStay Investments must recieve your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund Name and Class of shares. Your bank may charge a fee for the wire transfer.
By phone:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to buy shares at the current day's NAV.

  MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days. If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it.

Be sure to write on your check:

  name(s) of investor(s)

  your account number; and

  Fund name and Class of shares;

By mail:	Return your completed MainStay Funds Application with a check for the amount of your investment to: MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401 Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809	Make your checks payable to MainStay Funds.

  $1,000 minimum for Investor Class and Class C shares.

  $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any share class of any of the MainStay Funds).

  $5 million minimum for Class I shares.

Be sure to write on your check:

  name(s) of investor(s); and

  Fund Name and Class of shares.

Buying additional shares of the Funds - Individual Shareholders
	How	Details
By wire:	Wire the purchase amount to:
State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds (DDA #99029415)

  Attn: Custody and Shareholder Services.

	To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund name and Class of shares. Your bank may charge a fee for the wire transfer.
Electronically:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open to make an ACH purchase. Call before 4:00 pm Eastern time to buy shares at the current day's NAV; or Visit us at mainstayinvestments.com.	Eligible investors can purchase shares by using electronic debits from a designated bank account. The maximum ACH purchase amount is $100,000.
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Make your check payable to MainStay Funds.

  $50 minimum (for Investor Class and Class C shares).

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund name and Class of shares.

Selling Shares - Individual Shareholders
	How	Details
By contacting your financial advisor:		You may sell (redeem) your shares through your financial advisor or buy any of the methods described below.
By phone:	To receive proceeds by check: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner's address of record the next business day, although it make take up to seven days to do so. Generally MainStay Investments will not send checks to addresses on record for 30 days or less.

  The maximum order MainStay Investments can process by phone is $100,000.

To receive proceeds by wire: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to a designated bank account. Call before 4:00 pm Eastern Time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

  MainStay Investments must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  The maximum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV; or Visit us at mainstayinvestments.com.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next business day, although it may take up to seven business days to do so.

  MainStay Investments must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from MainStay Investments for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  Fund name and Class of shares;and

  dollar of share amount you want to sell.

Obtain a Medallion Signature Guarantee or other documentation as required. There is a $15 fee for Class A shares ($25 fee for Investor Class and Class C shares) for checks mailed to you via overnight service.
By internet:	Please visit mainstayinvestments.com.

General Policies

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

  MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit the Funds' expenses, we do not issue share certificates.

Selling Shares

  Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

  When you sell Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.

  MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

    MainStay Investments does not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record; or

    the proceeds are to be payable to someone other than the account holder(s).

  In the interests of all shareholders, the Funds reserve the right to:

    change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares

When you buy and sell shares directly from a Fund, you will receive confirmation statements that describe your transaction. For certain systematic transactions, you will receive quarterly confirmation statements. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial advisor or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Funds toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement

You can purchase shares of most MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESA") (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes…but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are tape recorded; and

  written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to suspend the MainStay Audio Response System at any time or the system might become inoperable due to technical problems.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayinvestments.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments; and/or

    purchase shares whenever you choose.

  Dividend or capital gains reinvestment
  Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same Fund or the same class of any other MainStay Fund. Funds established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic Exchange
  Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Funds established with a systematic exchange must meet the initial investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

  MainStay All Cap Growth Fund

  MainStay Balanced Fund

  MainStay Capital Appreciation Fund

  MainStay Cash Reserves Fund

  MainStay Common Stock Fund

  MainStay Conservative Allocation Fund

  MainStay Convertible Fund

  MainStay Diversified Income Fund

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay ICAP Equity Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay Income Manager Fund

  MainStay Indexed Bond Fund

  MainStay Institutional Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay International Equity Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Mid Cap Growth Fund

  MainStay Mid Cap Core Fund

  MainStay Mid Cap Value Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Money Market Fund

  MainStay Principal Preservation Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay Short Term Bond Fund

  MainStay Small Cap Growth Fund

  MainStay Small Company Value Fund

  MainStay S&P 500 Index Fund

  MainStay Tax Free Bond Fund

  MainStay Total Return Fund

  MainStay Value Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (See "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class C shares of a Fund into Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class or Class A shares of a Fund subject to the 1.00% CDSC into Investor Class or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A or Class C shares, as applicable, of another MainStay Fund.

When you exchange your shares, you may incur a redemption fee. Please see "Shareholder Guide—Redemption Fee" for more information.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, New York Life Investments might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees—Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Funds' Share Prices ("NAV") and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Funds do not calculate their NAVs on days on which the Exchange is closed. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Fund's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of each Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of each Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

The MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund declare and pay any dividends at least once a year to the extent income is available. The MainStay 130/30 High Yield Fund declares and pays any dividends at least quarterly to the extent income is available. Dividends are normally paid on the last business day of the month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or MainStay Investments directly. The seven choices are:

  Reinvest dividends and capital gains in:

    the same Fund;

    or another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same Fund.

  Take the capital gains in cash and reinvest the dividends in the same Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of a Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed-income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income" which is currently taxable to individuals at a maximum rate of 15%, to the extent that such Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.

Since many of the stocks in which the Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by such Funds will qualify for the 15% maximum rate or the corporate dividends received deduction. It is also not expected that any portion of the distributions by MainStay 130/30 High Yield Fund will qualify for the 15% rate.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You're Investing

Who Runs the Funds' Day-to-Day Business?

The Board of Directors of Eclipse Funds Inc., the "Board" of the Funds oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investments (the "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' manager. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.

The Manager has delegated its portfolio management responsibilities for the Funds to the Subadvisors and is responsible for supervising the Subadvisors in the execution of their responsibilities.

The Manager pays the salaries and expenses of all personnel affiliated with the Funds except for the independent members of the Board and all the operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, New York Life Investments is entitled to receive its management fee from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2008, the MainStay 130/30 Core Fund, the MainStay 130/30 Growth Fund, the MainStay 130/30 High Yield Fund and the MainStay 130/30 International Fund paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of the Fund at a rate of 0.90%, 0.62%, 0.78% and 0.70%, respectively.

Information regarding the basis for the Board's approval of the investment management agreement for the Funds and the Subadvisory Agreement with MacKay Shields with regard to the MainStay 130/30 High Yield Fund is available in the Funds' Semi-Annual Report to shareholders (as supplemented) for the period ended April 30, 2008. In addition, imformation regarding the Board's approval of the Subadvisory Agreement with Madison Square Investors regarding the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund, will be included in those Funds' Semi-Annual Report to Shareholders for the period ending April 30, 2009. You may obtain a copy of the Funds' reports to shareholders by visiting the Funds' website at mainstayinvestments.com.

The Manager is not responsible for records maintained by the Funds' Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset value, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Who Manages Your Money?

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as manager of the assets of the Funds. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2008, New York Life Investments and its affiliates managed approximately $224 billion in assets.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. New York Life Investments and the Funds have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting New York Life Investments, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future sub-advisory agreement with unaffiliated sub-advisors without shareholder approval. This authority is subject to certain conditions. Each Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The shareholders of each Fund have approved the manager-of-managers relationship.

The fees paid to Madison Square Investors and MacKay Shields are paid out of the management fee paid to New York Life Investments and are not additional expenses of the Fund.

Under the supervision of the Manager, the Subadvisors are responsible for making the specific decisions about buying, selling and holding securities, selecting brokers and brokerage firms to trade for them; maintaining accurate records; and if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Funds that the Subadvisors oversee. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the SAI for a breakdown of fees).

Madison Square Investors LLC ("Madison Square Investors"), 1180 Avenue of the Americas, New York, New York, 10036, serves as Subadvisor to the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund. The firm was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of January 31, 2009, Madison Square Investors managed approximately $9.4 billion in assets.

MacKay Shields LLC ("MacKay Shields"), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the MainStay 130/30 High Yield Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2008, MacKay Shields managed approximately $28.4 billion in assets. New York Life Investments and the Fund have retained MacKay Shields as the subadvisor to the MainStay 130/30 High Yield Fund.

Portfolio Managers:

Madison Square Investors and MacKay Shields each use a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Funds' portfolio management team who are jointly and primarily responsible for their respective Funds' day-to-day management are set forth below.

MainStay 130/30 Core Fund	Harvey J. Fram and Mona Patni
MainStay 130/30 Growth Fund	Harish Kumar
MainStay 130/30 High Yield Fund	Louis N. Cohen, Dan Roberts, Michael Kimble and Taylor Wagenseil
MainStay 130/30 International Fund	Luke A. Smith and Andrew Ver Planck

Portfolio Manager Biographies:

The following section provides biographical information about the Funds' portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds is available in the SAI.

Louis N. Cohen, CFA	Mr. Cohen is portfolio manager of the 130/30 High Yield Fund and has managed the Fund since December 2007. He joined MacKay Shields in October 2004 as Director of Research after MacKay Shields acquired the fixed income division of Pareto Partners. Mr. Cohen joined the fixed income team at UBS in 1991 as a Core/Core Plus Portfolio Manager and was Co-Chairman of the Credit Committee while at UBS. His extensive credit experience began at Bankers Trust in 1978 where he was in the Commercial Banking Department. In 1981 Mr. Cohen moved to specialize in fixed income as a FI Credit Analyst at Kidder Peabody. Mr. Cohen furthered his fixed income credit experience as a fixed income credit manager at several major firms, namely, Shearson, Drexel Burnham Lambert and Paine Webber prior to his move into portfolio management at UBS. With experience in the fixed income markets since 1978, Mr. Cohen received his BA and MBA from New York University and is a member and past President of the Capital Markets Credit Analyst Society, and a member of the New York Society of Security Analysts.
Harvey J. Fram, CFA	Mr. Fram is the portfolio manager of the MainStay 130/30 Core Fund and has managed the Fund since June 2007. Mr. Fram is currently a Managing Director at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 2000, New York Life Investment's predecessor, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC (a former subsidiary of New York Life Investments). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.
Michael Kimble, CFA	Mr. Kimble is the portfolio manager of the MainStay 130/30 High Yield Fund and has managed the Fund since December 2007. He joined MacKay Shields in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay Shields acquired the fixed income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed income credit analyst. In 1988, Mr. Kimble moved to Home Insurance Company as a High Yield Bond Analyst and Portfolio Manager. Shortly thereafter, Mr. Kimble joined the UBS team in the same capacity. While at UBS, Mr. Kimble was Co-Chairman of the Credit Committee. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. With fixed income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations.
Harish Kumar, PhD, CFA	Dr. Kumar is the portfolio manager of the MainStay 130/30 Growth Fund and has managed the Fund since June 2007. He is a Managing Director and Head of Growth Portfolios at Madison Square Investors. Prior to joining New York Life Investments in 2005, Dr. Kumar served as a senior portfolio manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master's degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor's degree in mechanical engineering. Dr. Kumar is a CFA charter holder, and has 12 years of investment experience.
Mona Patni	Ms. Patni is the portfolio manager of the MainStay 130/30 Core Fund and has managed the Fund since June 2007. She is a Portfolio Manager for the Core Equity team of Madison Square Investors. Prior to joining New York Life Investments in June 2001, she was a Principal consultant in the Financial Services division at PricewaterhouseCoopers. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay.
Dan Roberts, PhD	Mr. Roberts is the portfolio manager of the MainStay 130/30 High Yield Fund and has managed the Fund since December 2007. Mr. Roberts joined MacKay Shields in October 2004 when the firm acquired the fixed income division of Pareto Partners. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto Partners. Mr. Roberts assembled the US fixed income team while serving 10 years at UBS Asset Management, most recently as Managing Director and head of the fixed income group. Prior to its acquisition by UBS, he was a Financial Economist for Chase Manhattan Bank, NA and later was head of Global Interest Rate and Currency Swaps Trading. In 1997, Mr. Roberts' fixed income group was lifted out of UBS by Forstmann-Leff International and was subsequently purchased by Pareto Partners. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a Ph.D. from University of Iowa.
Luke A. Smith, CFA	Mr. Smith is the portfolio manager of the MainStay 130/30 International Fund and has managed the Fund since June 2007. Mr. Smith is a Managing Director at New York Life Investments and Portfolio Manager for Madison Square Investors. He is responsible for the development and implementation of international quantitative equity strategies. Mr. Smith was previously a Senior Quantitative Portfolio Manager at Gartmore Investment Management in London where he co-managed long/short market-neutral hedge funds investing in Europe, Asia, and the U.S. Prior to that, he was a quantitative equity research analyst at Putnam Investments. He has 14 years of investment experience. Mr. Smith began his career at IBM as a software developer for the U.S. Navy's Trident Nuclear Submarine program and later as a consultant specializing in numerical applications. He received a Masters of Science in Finance from Boston College and a BA in Mathematics, Summa Cum Laude from Holy Cross.
Taylor Wagenseil	Mr. Wagenseil is the portfolio manager of the MainStay 130/30 High Yield Fund and has managed the Fund since December 2007. Mr. Wagenseil became Director and Co-Head of High Yield portfolio management in 2004 after MacKay Shields acquired the fixed income division of Pareto Partners, where he was Co-Head of High Yield Investments and an equity shareholder. Mr. Wagenseil began his investment career with Citibank in 1979, specializing in troubled loan workouts and recoveries. In 1986, Mr. Wagenseil moved to Drexel Burnham Lambert as a Senior Vice President to head High Yield Commercial Paper Research. Mr. Wagenseil remained at Drexel through the bankruptcy and then joined Bear Stearns as a Managing Director in the Financial Restructuring Group. He was recruited to join UBS in 1993 as a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. His public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. Mr. Wagenseil received a BA from Dartmouth College and a MBA (Finance) from the Harvard Business School and has experience in the High Yield market since 1979.
Andrew Ver Planck, CFA	Mr. Ver Planck is a portfolio manager for the MainStay 130/30 International Fund and has managed the Fund since June 2007. He is a Director and Portfolio Manager for Madison Square Investors. He is responsible for the development and implementation of international quantitative equity strategies. Prior to joining New York Life Investments' Equity Investors Group in 2005, Madison Square Investors's predecessor, Mr. Ver Planck was a Senior Quantitative Analyst at Gartmore Investment Management in London where he was part of a management team responsible for long/short market-neutral hedge funds investing in Europe, Asia, and the US. In addition, he co-managed a long only fund benchmarked to the EAFE Small Capitalization index. Prior to Gartmore, he was a Quantitative Investment Associate at Putnam Investments in Boston where he began his career in quantitative equity research in 2000. He has 8 years of investment experience. Mr. Ver Planck received a BA in Operations Research and Industrial Engineering from Cornell University.
Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

MainStay 130/30 Core Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$8.68
Net investment loss (a)	(0.02)
Net realized and unrealized loss on investments	(2.66)
Total from investment operations	(2.68)
Less dividends:
From net investment income	--
Net asset value at end of period	$6.00
Total investment return (b)(c)	(30.76	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.37	%)†
Net expenses (excluding short sale expenses)	1.59	%†
Expenses (including short sale expenses, before waiver)	2.59	%†
Short sale expenses	0.82	%†
Portfolio turnover rate	244%
Net assets at end of period (in 000's)	$41
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended, October 31,	June 29, 2007* through October 31,
Class A	2008	2007
Net asset value at beginning of period	$9.64	$10.00
Net investment loss(a)	(0.02)	(0.00	)‡
Net realized and unrealized loss on investments	(3.61)	(0.36)
Total from investment operations	(3.63)	(0.36)
Less dividends:
From net investment income	(0.01)	--
Net asset value at end of period	$6.00	$9.64
Total investment return(b)(c)	(37.57%)	(3.60	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.20%)	(0.14	%)†
Net expenses (excluding short sale expenses)	1.50%	1.50	%†
Expenses (including short sale expenses, before waiver)	2.60%	2.90	%†
Short sale expenses	0.85%	0.53	%†
Portfolio turnover rate	244%	59%
Net assets at end of period (in 000's)	$390	$356
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay 130/30 Core Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,	June 29, 2007* through October 31,
Class C	2008	2007
Net asset value at beginning of period	$9.61	$10.00
Net investment loss(a)	(0.09)	(0.03)
Net realized and unrealized loss on investments	(3.57)	(0.36)
Total from investment operations	(3.66)	(0.39)
Less dividends:
From net investment income	--	--
Net asset value at end of period	$5.95	$9.61
Total investment return (b)(c)	(38.15%)	(3.80	)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.12%)	(0.86	%)†
Net expenses (excluding short sale expenses)	2.33%	2.25	%†
Expenses (including short sale expenses, before waiver)	3.41%	3.65	%†
Short sale expenses	0.81%	0.53	%†
Portfolio turnover rate	244%	59%
Net assets at end of period (in 000's)	$228	$35
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,	June 29, 2007* through October 31,
Class I	2008	2007
Net asset value at beginning of period	$9.65	$10.00
Net investment income(a)	0.01	0.01
Net realized and unrealized loss on investments	(3.62)	(0.36)
Total from investment operations	(3.61)	(0.35)
Less dividends:
From net investment income	(0.02)	--
Net asset value at end of period	$6.02	$9.65
Total investment return(b)(c)(d)	(37.48%)	(3.50	)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07%	0.27	%†
Net expenses (excluding short sale expenses)	1.25%	1.25	%†
Expenses (including short sale expenses, before waiver)	2.16%	2.52	%†
Short sale expenses	0.81%	0.53	%†
Portfolio turnover rate	244%	59%
Net assets at end of period (in 000's)	$84,861	$24,123
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay130/30 Growth Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$9.68
Net investment loss(a)	(0.07)
Net realized and unrealized loss on investments	(2.92)
Total from investment operations	(2.99)
Net asset value at end of period	$6.69
Total investment return (b)(c)	(30.89	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.20	%)†
Net expenses (excluding short sale expenses)	1.60	%†
Expenses (including short sale expenses, before reimbursement)	2.73	%†
Short sale expenses	0.69	%†
Portfolio turnover rate	311%
Net assets at end of period (in 000's)	$60
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,	June 29, 2007* through October 31,
Class A	2008	2007
Net asset value at beginning of period	$10.63	$10.00
Net investment loss (a)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	(3.85)	0.66
Total from investment operations	(3.95)	0.63
Net asset value at end of period	$6.68	$10.63
Total investment return (b)(c)	(37.16%)	6.40	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.09%)	(0.91	%)†
Net expenses (excluding short sale expenses)	1.50%	1.50	%†
Expenses (including short sale expenses, before reimbursement)	2.77%	3.68	%†
Short sale expenses	0.70%	0.47	%†
Portfolio turnover rate	311%	137%
Net assets at end of period (in 000's)	$239	$477
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay130/30 Growth Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,	June 29, 2007* through October 31,
Class C	2008	2007
Net asset value at beginning of period	$10.61	$10.00
Net investment loss (a)	(0.17)	(0.05)
Net realized and unrealized gain (loss) on investments	(3.83)	0.66
Total from investment operations	(4.00)	0.61
Net asset value at end of period	$6.61	$10.61
Total investment return (b)(c)	(37.70%)	6.10	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(1.88%)	(1.54	%)†
Net expenses (excluding short sale expenses)	2.32%	2.25	%†
Expenses (including short sale expenses, before reimbursement)	3.56%	4.43	%†
Short sale expenses	0.69%	0.47	%†
Portfolio turnover rate	311%	137%
Net assets at end of period (in 000's)	$165	$71
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,	June 29, 2007* through October 31,
Class I	2008	2007
Net asset value at beginning of period	$10.65	$10.00
Net investment loss (a)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	(3.87)	0.67
Total from investment operations	(3.94)	0.65
Net asset value at end of period	$6.71	$10.65
Total investment return (b)(c)(d)	(37.00%)	6.50	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment loss	(0.73%)	(0.56	%)†
Net expenses (excluding short sale expenses)	1.25%	1.25	%†
Expenses (including short sale expenses, before reimbursement)	2.28%	3.38	%†
Short sale expenses	0.65%	0.47	%†
Portfolio turnover rate	311%	137%
Net assets at end of period (in 000's)	$46,311	$18,320
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay 130/30 High Yield Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$9.84
Net investment income (a)	0.34
Net realized and unrealized loss on investments	(1.76)
Total from investment operations	(1.42)
Less dividends:
From net investment income	(0.38)
Net asset value at end of period	$8.04
Total investment return (b)(c)	(14.84	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.30	%†
Net expenses (excluding short sale expenses)	1.38	%†
Expenses (including short sale expenses, before reimbursement)	4.20	%†
Short sale expenses	1.54	%†
Portfolio turnover rate	26%
Net assets at end of period (in 000's)	$21
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	December 14, 2007* through October 31,
Class A	2008
Net asset value at beginning of period	$10.00
Net investment income(a)	0.52
Net realized and unrealized loss on investments	(2.05)
Total from investment operations	(1.53)
Less dividends:
From net investment income	(0.41)
Net asset value at end of period	$8.06
Total investment return (b)(c)	(15.93	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	6.59	%†
Net expenses (excluding short sale expenses)	1.29	%†
Expenses (including short sale expenses, before reimbursement)	2.86	%†
Short sale expenses	1.45	%†
Portfolio turnover rate	26%
Net assets at end of period (in 000's)	$559
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay 130/30 High Yield Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	December 14, 2007* through October 31,
Class C	2008
Net asset value at beginning of period	$10.00
Net investment income (a)	0.40
Net realized and unrealized loss on investments	(2.02)
Total from investment operations	(1.62)
Less dividends:
From net investment income	(0.33)
Net asset value at end of period	$8.05
Total investment return (b)(c)	(16.58	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	4.79	%†
Net expenses (excluding short sale expenses)	2.12	%†
Expenses (including short sale expenses, before reimbursement)	4.80	%†
Short sale expenses	1.45	%†
Portfolio turnover rate	26%
Net assets at end of period (in 000's)	$20
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	December 14, 2007* through October 31,
Class I	2008
Net asset value at beginning of period	$10.00
Net investment income(a)	0.49
Net realized and unrealized loss on investments	(2.02)
Total from investment operations	(1.53)
Less dividends:
From net investment income	(0.42)
Net asset value at end of period	$8.05
Total investment return (b)(c)(d)	(15.73	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	5.91	%†
Net expenses (excluding short sale expenses)	1.04	%†
Expenses (including short sale expenses, before reimbursement)	2.52	%†
Short sale expenses	1.45	%†
Portfolio turnover rate	26%
Net assets at end of period (in 000's)	$105,928
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay 130/30 International Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$8.74
Net investment income(a)	0.04
Net realized and unrealized loss on investments	(3.58)
Total from investment operations	(3.54)
Less distributions:
From net investment income	--
From net realized gain on investments	--
Total Dividends and distributions	--
Net asset value at end of period	$5.20
Total investment return (b)(c)	(40.50	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.82	%†
Net expenses (excluding short sale expenses)	1.70	%†
Expenses (including short sale expenses, before reimbursement)	3.40	%†
Short sale expenses	1.19	%†
Portfolio turnover rate	204%
Net assets at end of period (in 000's)	$90
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,	September 28, 2007* through October 31,
Class A	2008	2007
Net asset value at beginning of period	$10.32	$10.00
Net investment income(a)	0.08	0.05
Net realized and unrealized gain (loss) on investments	(5.17)	0.27
Total from investment operations	(5.09)	0.32
Less distributions:
From net investment income	(0.02)	--
From net realized gain on investments	(0.02)	--
Total dividends and distributions	(0.04)	--
Net asset value at end of period	$5.19	$10.32
Total investment return (b)(c)	(49.50%)	3.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.96%	6.17	%†
Net expenses (excluding short sale expenses)	1.60%	1.60	%†
Expenses (including short sale expenses, before reimbursement)	3.11%	7.37	%†
Short sale expenses	1.05%	0.98	%†
Portfolio turnover rate	204%	26%
Net assets at end of period (in 000's)	$61	$32
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.

MainStay 130/30 International Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,	September 28, 2007* through October 31,
Class C	2008	2007
Net asset value at beginning of period	$10.32	$10.00
Net investment income (loss) (a)	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	(5.13)	0.27
Total from investment operations	(5.14)	0.32
Less distributions:
From net investment income	(0.01)	--
From net realized gain on investments	(0.02)	--
Total dividends and distributions	(0.03)	--
Net asset value at end of period	$5.15	$10.32
Total investment return (b)(c)	(49.90%)	3.10	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08%)	5.75	%†
Net expenses (excluding short sale expenses)	2.41%	2.35	%†
Expenses (including short sale expenses, before reimbursement)	3.94%	8.12	%†
Short sale expenses	1.01%	0.98	%†
Portfolio turnover rate	204%	26%
Net assets at end of period (in 000's)	$44	$27
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
	Year ended October 31,	September 28, 2007* through October 31,
Class I	2008	2007
Net asset value at beginning of period	$10.32	$10.00
Net investment income(a)	0.22	0.06
Net realized and unrealized gain (loss) on investments	(5.29)	0.26
Total from investment operations	(5.07)	0.32
Less distributions:
From net investment income	(0.02)	--
From net realized gain on investments	(0.02)	--
Total dividends and distributions	(0.04)	--
Net asset value at end of period	$5.21	$10.32
Total investment return (b)(c)(d)	(49.29%)	3.20	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.80%	6.78	%†
Net expenses (excluding short sale expenses)	1.35%	1.35	%†
Expenses (including short sale expenses, before reimbursement)	2.73%	7.12	%†
Short sale expenses	0.98%	0.98	%†
Portfolio turnover rate	204%	26%
Net assets at end of period (in 000's)	$75,912	$11,905
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Class I shares are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information

Provides more details about the Funds. The current SAI for the Funds is incorporated by reference into this Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provides additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

SEC File Number: 811-06175 (Eclipse Funds Inc.)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MS30ALL01-03/09
30

Prospectus for MainStay Asset Allocation Funds	March 2, 2009
MainStay® Funds
Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Growth Allocation Fund
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview
7	MainStay Conservative Allocation Fund
12	MainStay Moderate Allocation Fund
17	MainStay Moderate Growth Allocation Fund
22	MainStay Growth Allocation Fund
27	The Underlying Funds: Investment Risks
36	Shareholder Guide
63	Know With Whom You're Investing
67	Financial Highlights
Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview

This Prospectus discusses the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (each a "Fund" and collectively referred to as the "Funds"), each a series of Eclipse Funds Inc., a Maryland corporation (the "Company") which is a series mutual fund that offers different series that invest for varying combinations of income and capital appreciation (together with Eclipse Funds and The MainStay Funds, referred to as "MainStay Funds"). Each Fund is managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager").

New York Life Investments has retained its affiliate, Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), as the subadvisor that is responsible for the day-to-day portfolio management of the Funds. For more specific information about New York Life Investments and Madison Square Investors, see "Know With Whom You're Investing—Who Manages Your Money."

Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the "Underlying Funds"). Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval. The Underlying Funds are described and offered for direct investment in separate prospectuses. Each Fund is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Funds.

The Subadvisor uses a two-step asset allocation process to create a Fund's portfolio. The first step is a strategic asset allocation to determine the percentage of each Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in Underlying Funds in two broad asset classes—equity and fixed income ("Underlying Equity Funds" and "Underlying Fixed Income Funds," respectively). The Subadvisor monitors and periodically may adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following table illustrates each Fund's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

	U.S. Equity	International Equity	Total Equity	Fixed Income	Fixed Income	Fixed Income
MainStay Conservative Allocation Fund*	35%	5%	40%	60%	100%	100%
MainStay Moderate Allocation Fund*	50%	10%	60%	40%	100%	100%
MainStay Moderate Growth Allocation Fund*	65%	15%	80%	20%	100%	100%
MainStay Growth Allocation Fund*	80%	20%	100%	0%	100%	100%
*	Percentages represent target allocations, actual percentages may vary up to +/-10% under normal conditions.

The second step in the portfolio's construction process involves the actual selection of Underlying Funds to represent the two broad asset classes indicated above and determination of target weightings among the Underlying Funds for each Fund's portfolio. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes each Fund may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Funds also may invest in Underlying Funds that are money market funds.

The Underlying Funds use a broad array of investment styles. These funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may also be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. In times of unusual or adverse market, economic or political conditions, these securities in which the Underlying Funds may invest may experience higher than normal default rates. Please see "The Underlying Funds: Investment Risks" for a description of the principal risks associated with the Underlying Funds.

The Subadvisor monitors each Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying Funds continue to conform to the Fund's target allocations over time. The Subadvisor will rebalance each Fund's investments in the Underlying Funds as it deems appropriate to bring the portfolio back within target weightings and asset class allocations. The Subadvisor may change the asset class allocations, the portfolio of Underlying Funds, or the target weightings without prior approval from shareholders.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objectives or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective.

Asset Allocation Risk

Although allocation among different asset classes generally limits a Fund's exposure to the risks of any one class, the risk remains that the Subadvisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

Concentration Risk

In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund, and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund.

"Fund of Funds" Structure and Expenses

The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objectives by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Investment in Affiliated Underlying Funds

The Subadvisor has discretion, within the terms of this Prospectus, to select and substitute Underlying Funds and to establish target weightings. The Subadvisor may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. Similarly, the portfolio manager may have an incentive to select certain Underlying Funds due to compensation considerations. However, the Manager, Subadvisor and portfolio managers have a fiduciary duty to the Funds to act in the Funds' best interests when selecting Underlying Funds, and the Board of Directors of the Funds (the "Board") oversees the Manager's and Subadvisor's performance.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

NAV Will Fluctuate

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings.

More Information

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

MainStay Conservative Allocation Fund
The MainStay Conservative Allocation Fund's investment objective is to seek current income and, secondarily, long-term growth of capital.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview" beginning on page 4 for a summary of how the Subadvisor allocates and reallocates the Fund's assets among particular Underlying Funds.

Principal Risks

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

  Credit Risk

  Foreign Securities Risk

  Growth Securities Risk

  High Portfolio Turnover

  High-Yield Bond Risk

  Interest Rate Risk

  Liquidity Risk

  Market Risk

  Maturity Risk

  Mortgage- and Asset-Backed Security Risk

  Smaller Company Risk

  Value Securities Risk

Please see "The Underlying Funds: Investment Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer class might have been lower.

Annual Returns, Class I Shares

(calendar years 2006-2008)

Best and Worst Quarterly Returns, Class I Shares
(2006-2008)
	Returns	Quarter/Year
Highest return/best quarter	4.11%	3Q/06
Lowest return/worst quarter	-8.84%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Conservative Allocation Fund
Return Before Taxes on Distributions
Investor Class	-22.36%	-1.35%
Class A	-22.33%	-1.34%
Class B	-22.32%	-1.04%
Class C	-19.18%	-0.57%
Class I	-17.59%	0.53%
Return After Taxes on Distributions[2]
Class I	-18.55%	-0.71%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-10.97%	-0.07%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-4.91%
MSCI EAFE® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-2.35%
Barclays Capital U.S. Aggregate Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	5.24%	5.14%
1	The Fund commenced operations on April 4, 2005. See disclosure under "Past Performance" for a discussion regarding inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	None	None	None	None	None
Distribution and/or Service (12b-1) Fees[2]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.37%	0.24%	0.33%	0.33%	0.28%
Acquired (Underlying) Fund Fees and Expenses[4]	0.72%	0.72%	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.34%	1.21%	2.05%	2.05%	1.00%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.12)%	(0.00)%	(0.08)%	(0.08)%	(0.03)%
Net Annual Fund and Underlying Fund Expenses[5]	1.22%	1.21%	1.97%	1.97%	0.97%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[5]	0.50%	0.49%	1.25%	1.25%	0.25%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
3	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
4	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.50%; Class A, 0.50%; Class B, 1.25%; Class C, 1.25%; and Class I, 0.25%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at the same level as the April 1, 2008 Agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$667	$667	$200	$700	$200	$300	$99
3 years	$940	$914	$635	$935	$635	$635	$315
5 years	$1,233	$1,180	$1,096	$1,296	$1,096	$1,096	$550
10 years	$2,064	$1,938	$2,191	$2,191	$2,373	$2,373	$1,222
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Moderate Allocation Fund
The MainStay Moderate Allocation Fund's investment objective is to seek long-term growth of capital and, secondarily, current income.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Funds, and approximately 40% (within a range of 30%-50%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview" beginning on page 4 for a summary of how the Subadvisor allocates and reallocates the Fund's assets among particular Underlying Funds.

Principal Risks

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

  Credit Risk

  Foreign Securities Risk

  Growth Securities Risk

  High Portfolio Turnover

  High-Yield Bond Risk

  Interest Rate Risk

  Liquidity Risk

  Market Risk

  Maturity Risk

  Mortgage- and Asset-Backed Security Risk

  Smaller Company Risk

  Value Securities Risk

Please see "The Underlying Funds: Investment Risks" following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar years 2006-2008)

Best and Worst Quarterly Returns, Class I Shares
(2006-2008)
	Returns	Quarter/Year
Highest return/best quarter	4.72%	4Q/06
Lowest return/worst quarter	-12.77%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Moderate Allocation Fund
Return Before Taxes on Distributions
Investor Class	-28.83%	-2.26%
Class A	-28.92%	-2.29%
Class B	-28.91%	-2.02%
Class C	-26.01%	-1.53%
Class I	-24.59%	-0.52%
Return After Taxes on Distributions[2]
Class I	-25.35%	-1.65%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-15.57%	-0.86%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-4.91%
MSCI EAFE® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-2.35%
Barclays Capital U.S. Aggregate Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	5.24%	5.14%
1	The Fund commenced operations on April 4, 2005. See disclosure under "Past Performance" for a discussion regarding inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	None	None	None	None	None
Distribution and/or Service (12b-1) Fees[2]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.36%	0.21%	0.32%	0.32%	0.19%
Acquired (Underlying) Fund Fees and Expenses[4]	0.76%	0.76%	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses	1.37%	1.22%	2.08%	2.08%	0.95%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.16)%	(0.01)%	(0.12)%	(0.12)%	(0.00)%
Net Annual Fund and Underlying Fund Expenses[5]	1.21%	1.21%	1.96%	1.96%	0.95%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[5]	0.45%	0.45%	1.20%	1.20%	0.19%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
3	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
4	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.45%; Class A, 0.45%; Class B, 1.20%; Class C, 1.20%; and Class I, 0.25%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 0.50% for Class A shares, 1.25% for Class B shares and 1.25% for Class C shares. The limitations for Class I shares were the same as in the April 1, 2008 Agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$667	$667	$199	$699	$199	$299	$97
3 years	$945	$915	$640	$940	$640	$640	$303
5 years	$1,244	$1,183	$1,108	$1,308	$1,108	$1,108	$525
10 years	$2,093	$1,945	$2,219	$2,219	$2,401	$2,401	$1,166
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Moderate Growth Allocation Fund
The MainStay Moderate Growth Allocation Fund's investment objective is to seek long-term growth of capital and, secondarily, current income.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Funds and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Funds. The Fund's fixed income component may include a money market component. For cash management purposes, the Fund may hold a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview" beginning on page 4 for a summary of how the Subadvisor allocates and reallocates the Fund's assets among particular Underlying Funds.

Principal Risks

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

  Credit Risk

  Foreign Securities Risk

  Growth Securities Risk

  High Portfolio Turnover

  High-Yield Bond Risk

  Interest Rate Risk

  Liquidity Risk

  Market Risk

  Maturity Risk

  Mortgage- and Asset-Backed Security Risk

  Smaller Company Risk

  Value Securities Risk

Please see ''The Underlying Funds: Investment Risks'' following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar years 2006-2008)

Best and Worst Quarterly Returns, Class I Shares
(2006-2008)
	Return	Quarter/Year
Highest return/best quarter	6.04%	4Q/06
Lowest return/worst quarter	-17.67%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Moderate Growth Allocation Fund
Return Before Taxes on Distributions
Investor Class	-36.31%	-4.20%
Class A	-36.32%	-4.20%
Class B	-36.39%	-3.95%
Class C	-33.79%	-3.49%
Class I	-32.37%	-2.39%
Return After Taxes on Distributions[2]
Class I	-32.92%	-3.35%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-20.63%	-2.28%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-4.91%
MSCI EAFE® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-2.35%
Barclays Capital U.S. Aggregate Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	5.24%	5.14%
1	The Fund commenced operations on April 4, 2005. See disclosure under "Past Performance" for a discussion regarding inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	None	None	None	None	None
Distribution and/or Service (12b-1) Fees[2]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.42%	0.24%	0.37%	0.36%	0.26%
Acquired (Underlying) Fund Fees and Expenses[4]	0.84%	0.84%	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	1.51%	1.33%	2.21%	2.20%	1.10%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.22)%	(0.06)%	(0.17)%	(0.16)%	(0.01)%
Net Annual Fund and Underlying Fund Expenses[5]	1.29%	1.27%	2.04%	2.04%	1.09%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[5]	0.45%	0.43%	1.20%	1.20%	0.25%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed.
2	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
3	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
4	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.45%; Class A, 0.43%; Class B, 1.20%; Class C, 1.20%; and Class I, 0.25%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 0.50% for Class A shares, 1.25% for Class B shares and 1.25% for Class C shares. The limitations for Class I shares were the same as in the April 1, 2008 Agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$674	$672	$207	$707	$207	$307	$111
3 years	$981	$943	$675	$975	$673	$673	$349
5 years	$1,309	$1,233	$1,169	$1,369	$1,165	$1,165	$605
10 years	$2,235	$2,058	$2,330	$2,330	$2,521	$2,521	$1,339
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

MainStay Growth Allocation Fund
The MainStay Growth Allocation Fund's investment objective is to seek long-term growth of capital.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Funds (normally within a range of 85%-100%). For cash management purposes, the Fund may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

Please see "Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview" beginning on page 4 for a summary of how the Subadvisor allocates and reallocates the Fund's assets among particular Underlying Funds.

Principal Risks

Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

  Foreign Securities Risk

  Growth Securities Risk

  High Portfolio Turnover

  Liquidity Risk

  Market Risk

  Smaller Company Risk

  Value Securities Risk

Please see ''The Underlying Funds: Investment Risks'' following the Fund summaries for a description of these principal risks and other risks associated with the Underlying Funds.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar years 2006-2008)

Best and Worst Quarterly Returns, Class I Shares
(2006-2008)
	Return	Quarter/Year
Highest return/best quarter	7.14%	2Q/07
Lowest return/worst quarter	-20.72%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Growth Allocation Fund
Return Before Taxes on Distributions
Investor Class	-41.45%	-5.40%
Class A	-41.44%	-5.40%
Class B	-41.50%	-5.14%
Class C	-39.10%	-4.65%
Class I	-37.87%	-3.59%
Return After Taxes on Distributions[2]
Class I	-38.21%	-4.41%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-24.30%	-3.17%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-4.91%
MSCI EAFE® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-2.35%
1	The Fund commenced operations on April 4, 2005. See disclosure under "Past Performance" for a discussion regarding inception date of certain classes (as applicable) and the use of historical performance for those share classes.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, B and C shares may vary.
3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class B	Class C	Class I
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	5.00%	1.00%	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	None	None	None	None	None
Distribution and/or Service (12b-1) Fees[2]	0.25%	0.25%	1.00%	1.00%	None
Other Expenses[3]	0.50%	0.32%	0.44%	0.44%	0.28%
Acquired (Underlying) Fund Fees and Expenses[4]	0.84%	0.84%	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	1.59%	1.41%	2.28%	2.28%	1.12%
Fee Recoupments/(Waivers/Reimbursements)[5]	(0.25)%	(0.10)%	(0.19)%	(0.19)%	(0.03)%
Net Annual Fund and Underlying Fund Expenses[5]	1.34%	1.31%	2.09%	2.09%	1.09%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)[5]	0.50%	0.47%	1.25%	1.25%	0.25%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
2	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
3	"Other Expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.
4	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
5	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.50%; Class A, 0.47%; Class B, 1.25%; Class C, 1.25%; and Class I, 0.25%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 0.50% for Class A shares. The limitations for the other share classes were the same as in the April 1, 2008 Agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

	Investor Class	Class A	Class B		Class C		Class I
Expenses after			Assuming no redemption	Assuming redemption at the end of each period	Assuming no redemption	Assuming redemption at the end of each period
1 year	$679	$676	$212	$712	$212	$312	$111
3 years	$1,001	$962	$694	$994	$694	$694	$353
5 years	$1,346	$1,270	$1,203	$1,403	$1,203	$1,203	$614
10 years	$2,315	$2,140	$2,427	$2,427	$2,601	$2,601	$1,360
*

The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

The Underlying Funds: Investment Risks
Information about the Funds' objectives, principal investments, investment practices and principal risks appears at the beginning of this Prospectus. The information below describes in greater detail the investment risks pertinent to the Underlying Funds. Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

Principal Investment Risks of the Underlying Funds

  American Depositary Receipts: Underlying Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

  Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating, or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participation interests in municipal securities also are subject to the risk of default by the issuing bank.

  Debt Securities Risk: Certain Underlying Funds may invest in debt securities for income or other reasons. Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including, without limitation, bonds, notes, and debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity. The risks involved with investing in debt securities include, without limitation, credit risk, maturity risk, market risk, and interest rate risk.

  Derivative Securities: Certain Underlying Funds may invest in derivative securities, or "derivatives." The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the manager or the subadvisor of the Underlying Fund is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that an Underlying Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if an Underlying Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. In the event of the bankruptcy or insolvency of a counterparty, the Underlying Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Underlying Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. An Underlying Fund may also incur fees and expenses incurred in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

As investment companies registered with the SEC, the Underlying Funds must "cover" open positions with respect to certain kinds of derivatives instruments.

  Equity Securities Risk: Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

    common and preferred stocks;

    convertible securities;

    American Depositary Receipts ("ADRs"); and

    real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

    Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

    Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

    Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

    Certain Funds may invest in foreign securities, which may be subject to greater difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

  Floating Rate Loans: Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of an Underlying Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Debt securities rated BBB- and below by S&P or Baa3 and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Although the floating rate loans in which an Underlying Fund generally will invest may be speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating rate loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

An Underlying Fund may purchase loans via assignment, which would make the Underlying Fund a direct lender. However, an Underlying Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

An Underlying Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, an Underlying Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

  Foreign Securities Risk: Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Additionally, some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges or over-the-counter exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Underlying Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Underlying Funds' assets. However, an Underlying Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

  Growth Securities Risk: Certain Underlying Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth securities is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth securities also typically lack the dividend yield that can cushion stock prices in market downturns.

  High Portfolio Turnover: Portfolio turnover measures the amount of trading an Underlying Fund does during the year. Due to its trading strategies, an Underlying Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Underlying Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. An Underlying Fund with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Underlying Fund) and may generate short-term capital gains (on which you or a Fund will pay taxes, even if you or it do not sell any shares by year-end).

  High-Yield Bond Risk: Certain of the Underlying Funds may invest in high-yield debt securities, including various high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P, or that are unrated but considered by their investment manager to be of comparable quality. High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the portfolio manager and are sometimes considered speculative. Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

  High-Yield Debt Securities: High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the manager or subadvisor of the applicable Underlying Fund and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

  Illiquid and Restricted Securities: Certain Underlying Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Generally, illiquid securities are securities that have no ready market.

  Initial Public Offerings: Certain Underlying Funds may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and an Underlying Fund cannot predict whether investments in IPOs will be successful. As an Underlying Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

  Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Underlying Funds' portfolios generally will rise.

  Investments in Technology Sector: Certain Underlying Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

  Investment Policies and Objectives: For some of the Underlying Funds, the discussion of Principal Investment Strategy states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Underlying Fund invests its assets. A Fund, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, an Underlying Fund may not be subject to such constraints on new investments.

With regard to an unaffiliated Underlying Fund, when the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

  Lending of Portfolio Securities: The Underlying Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the board of the applicable Underlying Fund. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. With respect to the Affiliated Underlying Funds, in determining whether to lend securities, the Manager, the applicable Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

  Leverage Risk: By investing the proceeds received from selling securities short, an Underlying Fund is employing a form of leverage, which creates special risks. The use of leverage may increase an Underlying Fund's exposure to long equity positions and make any change in the Underlying Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that an Underlying Fund will leverage its portfolio, or if it does, that the Underlying Fund's leveraging strategy will be successful. An Underlying Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

  Liquidity Risk: Certain of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Fund from selling these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

  Loan Participation Interests: Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. Generally, there are three types of Participations which an Underlying Fund may purchase. A Participation in a novation of a corporate loan involves an Underlying Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, an Underlying Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case an Underlying Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, an Underlying Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Underlying Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. An Underlying Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Underlying Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Underlying Fund and the co-lender.

  Market Risk: The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

  Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of an Underlying Fund's fixed income investments will affect the volatility of its share price.

  Mortgage- and Asset-Backed Security Risk: Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. A portfolio manager's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities also may be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for an Underlying Fund to lose money as interest rates rise.

  Real Estate Investment Trust Risk: Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

  Risk Management Techniques: Various techniques can be used to increase or decrease an Underlying Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of an Underlying Fund's portfolio of investments. For example, to gain exposure to a particular market, an Underlying Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the manager or subadvisor of the Underlying Fund judges market conditions incorrectly or employs a strategy that does not correlate well with the Underlying Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

  Short Sales Risk: If a security sold short increases in price, an Underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. An Underlying Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. An Underlying Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, an Underlying Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, an Underlying Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. An Underlying Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Underlying Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when an Underlying Fund is unable to borrow the same security for delivery. In that case, the Underlying Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until an Underlying Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, an Underlying Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit an Underlying Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

  Smaller Company Risk: The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

  Swap Agreements: Certain Underlying Funds may enter into interest rate, credit default, index, equity, and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For additional information on swaps, see "Derivative Securities" above.

Whether an Underlying Fund's use of swap agreements will be successful will depend on whether the applicable manager or subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Underlying Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.

  Temporary Defensive Investments: In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, an Underlying Fund may invest outside the scope of its principal investment strategies. Under such conditions, an Underlying Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Underlying Fund will achieve its investment objective. Under such conditions, an Underlying Fund may be permitted to invest without limit in cash or money market and other investments. The MainStay All Cap Growth Fund may only invest up to 50% of its total assets in such investments.

In unusual market conditions, the MainStay International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

  To Be Announced Securities: In a "to be announced securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The principal risks of these transactions are increased credit risk and increased overall investment exposure.

  Value Securities Risk: Certain Underlying Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value securities is that they may never reach what the Underlying Fund's investment manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

  When-Issued Securities and Forward Commitments: Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Underlying Fund and no interest accrues to the Underlying Fund. There is a risk that the security could be worth less when it is issued than the price the Underlying Fund agreed to pay when it made the commitment. Similarly, an Underlying Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

Before You Invest:
Deciding Which Class of Shares to Buy

This Prospectus offers Investor Class and Classes A, B, C, and I shares of the Funds. Each share class of a Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in a Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs is:

  Distribution and/or Service (12b-1) Fee—named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

  Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

  Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class B	Class C	Class I
Initial sales charge	Yes	Yes	None[1]	None[1]	None
Contingent deferred sales charge	None[1]	None[1]	Sliding scale during the first six months after purchase	1% on sale of shares held for one year or less	None
Ongoing service and/or distribution fee (Rule 12b-1 fee)	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)	0.75% distribution and 0.25% service (1.00% total)	None
Shareholder service fee (non-Rule 12b-1 fee)	None	None	None	None	None
Redemption fee	None	None	None	None	None
Conversion feature	Yes[2]	Yes[2]	Yes[2]	None	Yes[2]
Purchase maximum[3]	None	None	$100,000	$1,000,000	None
1	Except on certain redemptions made without an initial sales charge.
2	See the sections in this Prospectus discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.
3	Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, the Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

Investor Class Share Considerations

  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782).

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class A Share Considerations

  Generally, Class A shares have a minimum initial investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in any of the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

    plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

    qualify for a reduced or waived sales charge.

Class B Share Considerations

  You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

  Due to the availability of sales charge discounts for Investor Class and Class A shares, and the higher ongoing fees for Class B shares, Investor Class and Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.

  The more economical share class will depend on a variety of factors, including:

    your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and

    external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.

  You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.

  The Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

  In most circumstances, you will pay a contingent deferred sales charge ("CDSC") if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the SAI.

  Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

  If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

  When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets.

  The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

  You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

  In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

  When you sell Class C shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

  Unlike Class B shares, Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

  The Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

Class I Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing service or distribution fees.

  You may buy Class I shares if you are an:

    Institutional Investor

      certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or NYLIFE Distributors LLC;

      certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

      purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment advisor or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

    Individual Investor—who is initially investing at least $5 million in any single MainStay Fund.

    Existing Class I Shareholder

If you purchase shares through a financial intermediary, you must tell your financial advisor of your eligibility for Class I shares at the time of your purchase.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Funds' Board Members and directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund; or

  if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum subsequent monthly purchases.

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and health savings accounts, may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares

The following minimums apply if you are investing in Class A shares of the Funds:

  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the Funds. Please contact your investment advisor or the Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that primarily trade on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts, Board members and directors and employees of New York Life and its affiliates and subsidiaries and employees of the Funds' Subadvisor are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class Shares automatically. Please see "Class A Share Considerations" for more details.

Class B and Class C Shares

The following minimums apply if you are investing in Class B or C shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund; or

  if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Funds:

  Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount; and

  Institutional Investors—no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See "Reduced Sales Charges on Investor Class and Class A Shares - Contingent Deferred Sales Charge: Investor Class and Class A Shares" below.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

There are exceptions, which are described in the SAI.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing service and/or distribution fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

  the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

  Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund (which is offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Reduced Sales Charges" in the SAI.

  Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class or Class A shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases in Investor Class or Class A shares made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Letter of Intent" in the SAI.

  Your Responsibility

To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at mainstayinvestments.com (under the "Shareholder Services" tab).

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

  holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) will be subject to a contingent deferred sales charge upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAI.

Information on Fees

Rule 12b-1 Plans

The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act, for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class and Class A 12b-1 plans provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class and Class A shares of the Funds. The Class B and Class C 12b-1 plans each provide for payment of both distribution and/or service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Funds. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and/or maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Small Account Fee

Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as described below). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:

  Class A share and Class I share accounts, retirement plan services bundled accounts or investment-only retirement accounts;

  accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;

  NYLIM SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  403(b)(7) accounts;

  accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts) and;

  certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation may vary depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% of the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

  From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

  The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  In addition to the payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.

  The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Funds, the Manager and the Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account with MainStay Investments

Investor Class, and Class A, B or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. NAV is not calculated on days on which the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered.The order will then be priced at a Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds. Receipt in good order of a purchase or redemption request for a Fund's shares before the close of business on a business day is deemed to constitute receipt of a proportional order for shares of the corresponding Underlying Funds on the same day. Therefore, both orders generally receive that day's NAV.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same Fund for which you are eligible. However, the following limitations apply:

  Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

  All Class B and Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

To request a voluntary conversion between share classes of the same Fund, you may contact the Fund, either directly or through your financial intermediary firm. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

Buying and Selling MainStay Shares

Opening Your Account - Individual Shareholders
	How	Details
By wire:	You or your registered representative should call MainStay Investments toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to: State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
  (DDA #99029415)

  Attn: Custody and Shareholder Services

	To buy shares the same day, MainStay Investments must recieve your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund Name and Class of shares. Your bank may charge a fee for the wire transfer.
By phone:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to buy shares at the current day's NAV.

  MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days. If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it.

Be sure to write on your check:

  name(s) of investor(s)

  your account number; and

  Fund name and Class of shares.

By mail:	Return your completed MainStay Funds Application with a check for the amount of your investment to: MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401 Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809	Make your checks payable to MainStay Funds.

  $1,000 minimum for Investor Class, Class B and Class C shares.

  $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any share class of any of the MainStay Funds).

  $5 million minimum for Class I shares.

Be sure to write on your check:

  name(s) of investor(s); and

  Fund Name and Class of shares.

Buying additional shares of the Funds - Individual Shareholders
	How	Details
By wire:	Wire the purchase amount to:
State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds (DDA #99029415)

  Attn: Custody and Shareholder Services.

	To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund name and Class of shares. Your bank may charge a fee for the wire transfer.
Electronically:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open to make an ACH purchase. Call before 4:00 pm Eastern time to buy shares at the current day's NAV; or Visit us at mainstayinvestments.com.	Eligible investors can purchase shares by using electronic debits from a designated bank account. The maximum ACH purchase amount is $100,000.
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Make your check payable to MainStay Funds.

  $50 minimum (for Investor Class and Classes B and C shares).

Be sure to write on your check:

  name(s) of investor(s);

  your account number; and

  Fund name and Class of shares.

Selling Shares - Individual Shareholders
	How	Details
By contacting your financial advisor:		You may sell (redeem) your shares through your financial advisor or by any of the methods described below.
By phone:	To receive proceeds by check: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, MainStay Investments will not send checks to addresses on record for 30 days or less.

  The maximum order MainStay Investments can process by phone is $100,000.

To receive proceeds by wire: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to a designated bank account. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven business days to do so. Your bank may charge you a fee to receive the wire transfer.

  MainStay Investments must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  The minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV. Visit us at mainstayinvestments.com.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next business day, although it may take up to seven business days to do so.

  MainStay Investments must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from MainStay Investments for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  Fund name and Class of shares; and

  dollar or share amount you want to sell.

Obtain a Medallion Signature Guarantee or other documentation as required. There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.
By internet:	Visit us at mainstayinvestments.com.

General Policies

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: traveler's checks, personal money orders, credit card convenience checks, cash, or starter checks.

  MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit the Funds' expenses, we no longer issue share certificates.

Selling Shares

  Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

  When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.

  MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

    MainStay Investments does not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record; or

    the proceeds are to be payable to someone other than the account holder(s).

  In the interest of all shareholders, the Funds reserve the right to:

    change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares.

When you buy and sell shares directly from a Fund, you will receive confirmation statements that describe your transaction. For certain systematic transactions, you will receive quarterly confirmation statements. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial advisor, or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or MainStay Investments toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes…but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are tape recorded; and

  written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to suspend the MainStay Audio Response System at any time or the system might become inoperable due to technical problems.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayinvestments.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments; and/or

    purchase shares whenever you choose.

  Dividend or capital gains reinvestment
  Automatically reinvest dividends, distributions or from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Funds established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic exchange
  Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Funds established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected shares class. Please see "Exchanging Shares Among MainStay Funds—Individual Shareholders Only" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Funds. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of certain series of any other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 High Yield Fund

  MainStay 130/30 International Fund

  MainStay All Cap Growth Fund

  MainStay Balanced Fund

  MainStay Capital Appreciation Fund

  MainStay Cash Reserves Fund

  MainStay Common Stock Fund

  MainStay Convertible Fund

  MainStay Diversified Income

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay ICAP Equity Fund

  MainStay ICAP Global Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay Income Manager Fund

  MainStay Indexed Bond Fund

  MainStay Institutional Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay International Equity Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Mid Cap Core Fund

  MainStay Mid Cap Growth Fund

  MainStay Mid Cap Value Fund

  MainStay Money Market Fund

  MainStay Principal Preservation Fund

  MainStay Retirement 2010 Fund

  MainStay Retirement 2020 Fund

  MainStay Retirement 2030 Fund

  MainStay Retirement 2040 Fund

  MainStay Retirement 2050 Fund

  MainStay Short Term Bond Fund

  MainStay Small Cap Growth Fund

  MainStay Small Company Value Fund

  MainStay S&P 500 Index Fund

  MainStay Tax Free Bond Fund

  MainStay Total Return Fund

  MainStay Value Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial advisor or other financial institution or by calling the Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (See "Excessive Purchases and Redemptions or Exchanges").

The Funds reserve the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class shares or Class A shares of a Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class shares or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees—Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Funds' Share Prices ("NAV") and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Funds do not calculate their NAVs on days when the New York Stock Exchange is closed. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of a Fund's assets that are invested in one or more Underlying Funds, the Fund's NAV is calculated based upon the NAVs of those Underlying Funds. (Please refer to the Underlying Funds' prospectuses for a description of how the securities held by such funds may be valued). The value of a Fund's other investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager determines a particular event would materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares. The NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of each Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of each Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. Conservative Allocation Fund declares and pays any dividends quarterly. Dividends are normally paid on the last business day of the month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or the Fund directly. The seven choices are:

  Reinvest dividends and capital gains in:

    the same Fund or

    another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same Fund.

  Take the capital gains in cash and reinvest the dividends in the same Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. The favorable treatment of any qualified income is scheduled to expire after 2010.

Since many of the stocks in which the Underlying Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You're Investing

Who Runs the Funds' Day-to-Day Business?

The Board of Directors of Eclipse Funds Inc., the "Board" of the Funds, oversees the actions of the Manager, the Subadvisor and the Distributor, and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, New York Life Investments administers the Funds' business affairs and manages the investment operations of the Fund and the composition of the portfolios of the Funds, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. Effective January 2, 2009, the Manager has delegated its portfolio management responsibilities for the Funds to Madison Square Investors and is responsible for supervising Madison Square Investors in the execution of its responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisor. The Funds do not pay any fees to the Manager under the Company's investment management agreement in return for the advisory and asset allocation services provided. The Funds do, however, indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Funds invest.

For the fiscal year ended October 31, 2008, the Funds paid the Manager an aggregate fee for services performed as a percentage of the Funds' average daily net assets equal to 0%.

For information regarding the Board's approval of the Funds' investment management agreement, please refer to the Funds' Semi-Annual Report to shareholders for the fiscal period ended April 30, 2008 and the Funds' Annual Report to shareholders for the fiscal year ended October 31, 2008. Information regarding the basis for the Board's approval of the Subadvisory Agreement with Madison Square Investors will appear in the Funds' Semi-Annual Report to shareholders for the fiscal year ended April 30, 2009.

The Manager is not responsible for records maintained by the Funds' Subadvisor, custodian, transfer agent, or dividend disbursing agent except to the extent expressly provided in the Management Agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Who Manages Your Money?

New York Life Investments serves as manager of the assets of the Funds. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2008, New York Life Investments and its affiliates managed approximately $224 billion in assets.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. Each Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the SAI for more information on this Order. The shareholders of each Fund covered by this Prospectus have approved the manager-of-managers arrangement.

Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for the Funds; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the SAI for a breakdown of fees.)

Madison Square Investors LLC ("Madison Square Investors"), whose principal place of business is 1180 Avenue of the Americas, New York, New York, 10036, serves as Subadvisor to the Funds. The firm was established on January 2, 2009 as an independent investment adviser and previously operated as Equity Investors Group, an investment division of New York Life Investments. Madison Square Investors is an indirect,wholly-owned subsidiary of New York Life. As of January 31, 2009, Madison Square Investors managed approximately $9.4 billion in assets.

Portfolio Manager Biographies:

Madison Square Investors uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are primarily responsible for the Fund's day-to-day management are set forth below. Additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the funds they manage is available in the Statement of Additional Information.

Tony Elavia	Mr. Elavia has managed the Funds since inception. Mr. Elavia is Chief Investment Officer and a Senior Managing Director at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 2004, Madison Square Investors' predecessor, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.
Jonathan Swaney	Mr. Swaney has managed the Funds since inception. Mr. Swaney is responsible both for managing quantitative equity portfolios and performing research at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 1997, Madison Square Investors' predecessor, Mr. Swaney worked with New York Life Investments' Investment Consulting Group and was a portfolio manager with the Quantitative Strategies unit. Before joining New York Life Investments, Mr. Swaney performed manager research for fund-of-hedge-funds operator Pine Grove Partners and worked on the fixed income desk at The Vanguard Group. Mr. Swaney earned his B.A. in Political Science from The College of William & Mary.

The table below is designed to show you how the Class I shares* of the Underlying Funds in which the Funds may invest have performed over time.

Average annual total returns (for the periods ending) December 31, 2008*	1 year	5 years	10 years or life of fund
MainStay 130/30 Core Fund[1]	-36.21%		-30.40%
MainStay 130/30 Growth Fund[1]	-40.00%		-26.37%
MainStay 130/30 High Yield Fund[2]	-14.67%		-14.50%
MainStay 130/30 International Fund[3]	-44.50%		-39.82%
MainStay All Cap Growth Fund	-43.91%	-3.54%	-4.63%
MainStay Capital Appreciation Fund	-39.20%	-4.51%	-5.26%
MainStay Cash Reserves Fund	2.10%	3.04%	3.23%
MainStay Common Stock Fund	-37.19%	-2.15%	-1.32%
MainStay Convertible Fund[4]	-33.60%	-0.91%	4.06%
MainStay Diversified Income Fund	-12.88%	1.55%	3.96%
MainStay Floating Rate Fund[5]	-22.21%		-2.23%
MainStay Global High Income Fund[6]	-16.39%	4.12%	10.27%
MainStay Government Fund	9.74%	5.18%	5.32%
MainStay Growth Equity Fund[7]	-38.59%		-6.87%
MainStay High Yield Corporate Bond Fund	-23.89%	0.35%	4.02%
MainStay ICAP Equity Fund	-38.12%	-0.50%	1.67%
MainStay ICAP International Fund	-38.43%	5.23%	4.68%
MainStay ICAP Select Equity Fund	-37.42%	0.79%	4.23%
MainStay Indexed Bond Fund	7.04%	4.71%	5.32%
MainStay Institutional Bond Fund[8]	-1.55%	2.60%	4.17%
MainStay Intermediate Term Bond Fund	4.93%	4.30%	4.81%
MainStay International Equity Fund	-25.38%	5.37%	3.43%
MainStay Large Cap Growth Fund	-38.38%	0.21%	-1.29%
MainStay MAP Fund	-37.12%	-0.35%	3.91%
MainStay Mid Cap Core Fund	-38.75%	-2.62%	2.04%
MainStay Mid Cap Growth Fund[9]	-45.75%	-0.84%	-2.33%
MainStay Mid Cap Value Fund	-32.16%	-0.98%	5.63%
MainStay Money Market Fund	2.03%	2.85%	3.01%
MainStay Principal Preservation Fund[8]	2.52%	3.30%	3.43%
MainStay S&P 500 Index Fund	-37.03%	-2.41%	-1.57%
MainStay Short Term Bond Fund	6.47%	3.80%	4.33%
MainStay Small Cap Growth Fund	-40.57%	-6.98%	-0.48%
MainStay Small Company Value Fund	-36.51%	-3.61%	2.77%
MainStay Value Fund	-36.13%	-1.89%	0.85%
*	The performance of the Underlying Funds does not reflect the expenses of the Funds, including sales loads and distribution and/or service fees, and would be lower if it did. Class A share returns are shown for MainStay Money Market Fund, which does not offer Class I shares.
1	The Fund commenced operations on June 29, 2007.
2	The Fund commenced operations on December 14, 2007.
3	The Fund commenced operations on September 28, 2007.
4	Class I shares of the Fund commenced operations on November 28, 2008.
5	The Fund commenced operations on May 3, 2004.
6	The Fund commenced operations on August 31, 2007.
7	The Fund commenced operations on November 4, 2005.
8	The Fund commenced operations on November 28, 2007.
9	The Fund commenced operations on January 2, 2001.

Past Performance Does Not Guarantee Future Investment Results.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

MainStay Conservative Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$10.69
Net investment income(a)	0.19
Net realized and unrealized gain (loss) on investments	(1.91)
Total from investment operations	(1.72)
Less dividends and distributions:
From net investment income	(0.21)
From net realized gain on investments	--
Total dividends and distributions	(0.21)
Net asset value at end of period	$8.76
Total investment return(b)(c)	(16.36	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72	%†
Net expenses(e)	0.50	%†
Expenses (before reimbursement)(e)	0.62	%†
Portfolio turnover rate	35%
Net assets at end of period (in 000's)	$17,140
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,			April 4, 2005* through October 31,
Class A	2008	2007	2006	2005
Net asset value at beginning of period	$11.47	$10.80	$10.21	$10.00
Net investment income(a)	0.30	0.34	0.28	0.14
Net realized and unrealized gain (loss) on investments	(2.39)	0.73	0.65	0.11	(b)
Total from investment operations	(2.09)	1.07	0.93	0.25
Less dividends and distributions:
From net investment income	(0.49)	(0.23)	(0.34)	(0.04)
From net realized gain on investments	(0.13)	(0.17)	(0.00)‡	--
Total dividends and distributions	(0.62)	(0.40)	(0.34)	(0.04)
Net asset value at end of period	$8.76	$11.47	$10.80	$10.21
Total investment return(c)(d)	(19.14%)	10.22%	9.36%	2.49	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.91%	3.12%	2.71%	2.43	%†
Net expenses(f)	0.49%	0.48%	0.53%	0.60	%†
Expenses (before reimbursement)(f)	0.49%	0.48%	0.61%	1.55	%†
Portfolio turnover rate	35%	10%	33%	3%
Net assets at end of period (in 000's)	$84,434	$80,018	$40,889	$13,350
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Conservative Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,			April 4, 2005* through October 31,
Class B	2008	2007	2006	2005
Net asset value at beginning of period	$11.42	$10.78	$10.18	$10.00
Net investment income(a)	0.22	0.26	0.22	0.10
Net realized and unrealized gain (loss) on investments	(2.39)	0.73	0.65	0.10	(b)
Total from investment operations	(2.17)	0.99	0.87	0.20
Less dividends and distributions:
From net investment income	(0.39)	(0.18)	(0.27)	(0.02)
From net realized gain on investments	(0.13)	(0.17)	(0.00)‡	--
Total dividends and distributions	(0.52)	(0.35)	(0.27)	(0.02)
Net asset value at end of period	$8.73	$11.42	$10.78	$10.18
Total investment return(c)(d)	(19.78%)	9.37%	8.67%	2.02	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.11%	2.38%	2.07%	1.68	%†
Net expenses(f)	1.25%	1.23%	1.28%	1.35	%†
Expenses (before reimbursement)(f)	1.33%	1.23%	1.36%	2.30	%†
Portfolio turnover rate	35%	10%	33%	3%
Net assets at end of period (in 000's)	$23,226	$20,919	$13,426	$9,100
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,			April 4, 2005* through October 31,
Class C	2008	2007	2006	2005
Net asset value at beginning of period	$11.42	$10.78	$10.18	$10.00
Net investment income(a)	0.22	0.26	0.21	0.10
Net realized and unrealized gain (loss) on investments	(2.39)	0.73	0.66	0.10	(b)
Total from investment operations	(2.17)	0.99	0.87	0.20
Less dividends and distributions:
From net investment income	(0.39)	(0.18)	(0.27)	(0.02)
From net realized gain on investments	(0.13)	(0.17)	(0.00)‡	--
Total dividends and distributions	(0.52)	(0.35)	(0.27)	(0.02)
Net asset value at end of period	$8.73	$11.42	$10.78	$10.18
Total investment return(c)(d)	(19.79%)	9.37%	8.67%	2.02	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.12%	2.38%	2.02%	1.68	%†
Net expenses(1)	1.25%	1.23%	1.28%	1.35	%†
Expenses (before reimbursement)(1)	1.33%	1.23%	1.36%	2.30	%†
Portfolio turnover rate	35%	10%	33%	3%
Net assets at end of period (in 000's)	$18,846	$17,628	$8,066	$2,900
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(1)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.

MainStay Conservative Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,			April 4, 2005* through October 31,
Class I	2008	2007	2006	2005
Net asset value at beginning of period	$11.54	$10.85	$10.21	$10.00
Net investment income(a)	0.33	0.36	0.33	0.15
Net realized and unrealized gain (loss) on investments	(2.41)	0.75	0.68	0.11	(b)
Total from investment operations	(2.08)	1.11	1.01	0.26
Less dividends and distributions:
From net investment income	(0.52)	(0.25)	(0.37)	(0.05)
From net realized gain on investments	(0.13)	(0.17)	(0.00)‡	--
Total dividends and distributions	(0.65)	(0.42)	(0.37)	(0.05)
Net asset value at end of period	$8.81	$11.54	$10.85	$10.21
Total investment return(c)(d)(e)	(18.90%)	10.47%	10.13%	2.57	%(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income	3.16%	3.30%	3.15%	2.78	%†
Net expenses(g)	0.23%	0.25%	0.25%	0.25	%†
Expenses (before reimbursement)(g)	0.28%	0.35%	0.33%	1.20	%†
Portfolio turnover rate	35%	10%	33%	3%
Net assets at end of period (in 000's)	$1,150	$1,108	$607	$10
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Total return is not annualized.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Moderate Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$11.12
Net investment income	0.14	(a)
Net realized and unrealized gain (loss) on investments	(2.49)
Total from investment operations	(2.35)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$8.77
Total investment return(b)(c)	(21.13	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.94	%†
Net expenses(e)	0.45	%†
Expenses (before reimbursement)(e)	0.61	%†
Portfolio turnover rate	40%
Net assets at end of period (in 000's)	$46,290
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,			April 4, 2005* through October 31,
Class A	2008	2007	2006	2005
Net asset value at beginning of period	$12.32	$11.34	$10.35	$10.00
Net investment income	0.24 (a)	0.27	0.20 (a)	0.09	(a)
Net realized and unrealized gain (loss) on investments	(3.29)	1.18	1.04	0.28	(b)
Total from investment operations	(3.05)	1.45	1.24	0.37
Less dividends and distributions:
From net investment income	(0.31)	(0.20)	(0.25)	(0.02)
From net realized gain on investments	(0.20)	(0.27)	(0.00)‡	--
Total dividends and distributions	(0.51)	(0.47)	(0.25)	0.02
Net asset value at end of period	$8.76	$12.32	$11.34	$10.35
Total investment return(c)(d)	(25.78%)	13.18%	12.18%	3.73	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.17%	2.27%	1.84%	1.42	%†
Net expenses(f)	0.46%	0.46%	0.45%	0.55	%†
Expenses (before reimbursement)(f)	0.46%	0.46%	0.45%	0.97	%†
Portfolio turnover rate	40%	10%	48%	2%
Net assets at end of period (in 000's)	$146,133	$192,835	$107,586	$24,080
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Moderate Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,			April 4, 2005* through October 31,
Class B	2008	2007	2006	2005
Net asset value at beginning of period	$12.23	$11.30	$10.32	$10.00
Net investment income	0.15 (a)	0.18	0.13 (a)	0.04	(a)
Net realized and unrealized gain (loss) on investments	(3.27)	1.18	1.02	0.29	(b)
Total from investment operations	(3.12)	1.36	1.15	0.33
Less dividends and distributions:
From net investment income	(0.26)	(0.16)	(0.17)	(0.01)
From net realized gain on investments	(0.20)	(0.27)	(0.00)‡	--
Total dividends and distributions	(0.46)	(0.43)	(0.17)	(0.01)
Net asset value at end of period	$8.65	$12.23	$11.30	$10.32
Total investment return(c)(d)	(26.41%)	12.38%	11.31%	3.26	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.38%	1.54%	1.21%	0.67	%†
Net expenses(f)	1.22%	1.21%	1.20%	1.30	%†
Expenses (before reimbursement)(f)	1.32%	1.21%	1.20%	1.72	%†
Portfolio turnover rate	40%	10%	48%	2%
Net assets at end of period (in 000's)	$58,738	$63,929	$37,649	$19,676
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,			April 4, 2005* through October 31,
Class C	2008	2007	2006	2005
Net asset value at beginning of period	$12.23	$11.30	$10.32	$10.00
Net investment income	0.15 (a)	0.19	0.12 (a)	0.04	(a)
Net realized and unrealized gain (loss) on investments	(3.26)	1.17	1.03	0.29	(b)
Total from investment operations	(3.11)	1.36	1.15	0.33
Less dividends and distributions:
From net investment income	(0.26)	(0.16)	(0.17)	(0.01)
From net realized gain on investments	(0.20)	(0.27)	(0.00)	--
Total dividends and distributions	(0.46)	(0.43)	(0.17)	(0.01)
Net asset value at end of period	$8.66	$12.23	$11.30	$10.32
Total investment return	(26.33%)	12.37%	11.31%	3.26	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income(d)(e)	1.39%	1.52%	1.11%	0.67	%†
Net expenses(f)	1.22%	1.21%	1.20%	1.30	%†
Expenses (before reimbursement)(f)	1.32%	1.21%	1.20%	1.72	%†
Portfolio turnover rate	40%	10%	48%	2%
Net assets at end of period (in 000's)	$27,005	$13,191	$15,192	$2,958
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is not annualized.
(d)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Moderate Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,			April 4, 2005* through October 31,
Class I	2008	2007	2006	2005
Net asset value at beginning of period	$12.37	$11.36	$10.35	$10.00
Net investment income	0.27 (a)	0.29	0.22 (a)	0.10	(a)
Net realized and unrealized gain (loss) on investments	(3.31)	1.20	1.06	0.28	(b)
Total from investment operations	(3.04)	1.49	1.28	0.38
Less dividends and distributions:
From net investment income	(0.33)	(0.21)	(0.27)	(0.03)
From net realized gain on investments	(0.20)	(0.27)	(0.00)‡	--
Total dividends and distributions	(0.53)	(0.48)	(0.27)	(0.03)
Net asset value at end of period	$8.80	$12.37	$11.36	$10.35
Total investment return(c)(d)(e)	(25.54%)	13.44%	12.63%	3.80	%(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.52%	2.66%	2.04%	1.72	%†
Net expenses(g)	0.19%	0.18%	0.18%	0.25	%†
Expenses (before reimbursement)(g)	0.19%	0.18%	0.18%	0.67	%†
Portfolio turnover rate	40%	10%	48%	2%
Net assets at end of period (in 000's)	$5,358	$1,446	$105	$10
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Total return is not annualized.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Moderate Growth Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$11.37
Net investment income (loss)	0.15	(a)
Net realized and unrealized gain (loss) on investments	(3.16)
Total from investment operations	(3.01)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$8.36
Total investment return(b)(c)	(26.47	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16	%†
Net expenses(e)	0.45	%†
Expenses (before waiver)(e)	0.67	%†
Portfolio turnover rate	40%
Net assets at end of period (in 000's)	$61,901
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,			April 4, 2005* through October 31,
Class A	2008	2007	2006	2005
Net asset value at beginning of period	$13.10	$11.68	$10.46	$10.00
Net investment income (loss)	0.15 (a)	0.20	0.11 (a)	0.03	(a)
Net realized and unrealized gain (loss) on investments	(4.28)	1.60	1.35	0.43	(b)
Total from investment operations	(4.13)	1.80	1.46	0.46
Less dividends and distributions:
From net investment income	(0.36)	(0.15)	(0.24)	--
From net realized gain on investments	(0.26)	(0.23)	(0.00)‡	--
Total dividends and distributions	(0.62)	(0.38)	(0.24)	--
Net asset value at end of period	$8.35	$13.10	$11.68	$10.46
Total investment return(c)(d)	(32.92%)	15.83%	14.20%	4.60	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	1.46%	0.98%	0.48	%†
Net expenses(f)	0.46%	0.46%	0.43%	0.56	%†
Expenses (before reimbursement)(f)	0.49%	0.49%	0.43%	1.05	%†
Portfolio turnover rate	40%	13%	61%	2%
Net assets at end of period (in 000's)	$127,086	$207,499	$112,099	$22,617
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Moderate Growth Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,			April 4, 2005* through October 31,
Class B	2008	2007	2006	2005
Net asset value at beginning of period	$12.93	$11.60	$10.42	$10.00
Net investment income (loss)	0.05 (a)	0.12	0.04 (a)	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	(4.21)	1.57	1.33	0.43	(b)
Total from investment operations	(4.16)	1.69	1.37	0.42
Less dividends and distributions:
From net investment income	(0.28)	(0.13)	(0.19)	--
From net realized gain on investments	(0.26)	(0.23)	(0.00)‡	--
Total dividends and distributions	(0.54)	(0.36)	(0.19)	--
Net asset value at end of period	$8.23	$12.93	$11.60	$10.42
Total investment return(c)(d)	(33.42%)	14.95%	13.28%	4.20	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48%	0.73%	0.32%	(0.27	)%†
Net expenses(f)	1.22%	1.21%	1.18%	1.31	%†
Expenses (before reimbursement)(f)	1.37%	1.24%	1.18%	1.80	%†
Portfolio turnover rate	40%	13%	61%	2%
Net assets at end of period (in 000's)	$76,188	$93,540	$48,046	$17,453
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,			April 4, 2005* through October 31,
Class C	2008	2007	2006	2005
Net asset value at beginning of period	$12.93	$11.60	$10.42	$10.00
Net investment income (loss)	0.06 (a)	0.13	0.03 (a)	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	(4.22)	1.56	1.34	0.43	(b)
Total from investment operations	(4.16)	1.69	1.37	0.42
Less dividends and distributions:
From net investment income	(0.28)	(0.13)	(0.19)	--
From net realized gain on investments	(0.26)	(0.23)	(0.00)‡	--
Total dividends and distributions	(0.54)	(0.36)	(0.19)	--
Net asset value at end of period	$8.23	$12.93	$11.60	$10.42
Total investment return(c)(d)	(33.42%)	14.95%	13.28%	4.20	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%	0.73%	0.25%	(0.27	%)†
Net expenses(f)	1.22%	1.21%	1.18%	1.31	%†
Expenses (before reimbursement)(f)	1.36%	1.24%	1.18%	1.80	%†
Portfolio turnover rate	40%	13%	61%	2%
Net assets at end of period (in 000's)	$18.993	$27,284	$15,639	$3,347
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Moderate Growth Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,			April 4, 2005* through October 31,
Class I	2008	2007	2006	2005
Net asset value at beginning of period	$13.20	$11.74	$10.47	$10.00
Net investment income (loss)	0.17 (a)	0.22	0.15 (a)	0.04	(a)
Net realized and unrealized gain (loss) on investments	(4.30)	1.63	1.38	0.43	(b)
Total from investment operations	(4.13)	1.85	1.53	0.47
Less dividends and distributions:
From net investment income	(0.39)	(0.16)	(0.26)	--
From net realized gain on investments	(0.26)	(0.23)	(0.00)‡	--
Total dividends and distributions	(0.65)	(0.39)	(0.26)	--
Net asset value at end of period	$8.42	$13.20	$11.74	$10.47
Total investment return(c)(d)(e)	(32.72%)	16.17%	14.86%	4.70	%(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51%	1.46%	1.36%	0.79	%†
Net expenses(g)	0.22%	0.25%	0.17%	0.25	%†
Expenses (before reimbursement)(g)	0.26%	0.31%	0.17%	0.74	%†
Portfolio turnover rate	40%	13%	61%	2%
Net assets at end of period (in 000's)	$532	$681	$12	$10
*	Commencement of operations
†	Annualized
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Total return is not annualized.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Growth Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	February 28, 2008* through October 31,
Investor Class	2008
Net asset value at beginning of period	$11.68
Net investment income (loss)(a)	0.01
Net realized and unrealized gain (loss) on investments	(3.60)
Total from investment operations	(3.59)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$8.09
Total investment return(b)(c)	(30.74	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19	%‡
Net expenses(e)	0.50	%‡
Expenses (before reimbursement)(e)	0.75	%‡
Portfolio turnover rate	37%
Net assets at end of period (in 000's)	$38,881
*	Commencement of operations
‡	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,			April 4, 2005* through October 31,
Class A	2008	2007	2006	2005
Net asset value at beginning of period	$13.78	$12.08	$10.51	$10.00
Net investment income (loss)(a)	0.07	0.05	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	(5.11)	2.11	1.74	0.55	(b)
Total from investment operations	(5.04)	2.16	1.71	0.51
Less dividends and distributions:
From net investment income	(0.32)	(0.14)	(0.09)	--
From net realized gain on investments	(0.34)	(0.32)	(0.05)	--
Total dividends and distributions	(0.66)	(0.46)	(0.14)	--
Net asset value at end of period	$8.08	$13.78	$12.08	$10.51
Total investment return(c)(d)	(38.20%)	18.42%	16.49%	5.10	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.41%	(0.25%)	(0.61	%)†
Net expenses(f)	0.49%	0.48%	0.52%	0.62	%†
Expenses (before reimbursement)(f)	0.57%	0.55%	0.55%	1.84	%†
Portfolio turnover rate	37%	17%	84%	21%
Net assets at end of period (in 000's)	$58,165	$116,123	$54,499	$10,709
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Growth Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,			April 4, 2005* through October 31,
Class B	2008	2007	2006	2005
Net asset value at beginning of period	$13.56	$11.97	$10.47	$10.00
Net investment income (loss)(a)	(0.03)	(0.04)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	(5.01)	2.07	1.72	0.55	(b)
Total from investment operations	(5.04)	2.03	1.62	0.47
Less dividends and distributions:
From net investment income	(0.24)	(0.12)	(0.07)	--
From net realized gain on investments	(0.34)	(0.32)	(0.05)	--
Total dividends and distributions	(0.58)	(0.44)	(0.12)	--
Net asset value at end of period	$7.94	$13.56	$11.97	$10.47
Total investment return(c)(d)	(38.65%)	17.44%	15.59%	4.70	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.24%)	(0.34%)	(0.91)%	(1.36	%)†
Net expenses(f)	1.25%	1.23%	1.27%	1.37	%†
Expenses (before reimbursement)(f)	1.44%	1.30%	1.30%	2.59	%†
Portfolio turnover rate	37%	17%	84%	21%
Net assets at end of period (in 000's)	$42,501	$59,902	$27,770	$8,142
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,			April 4, 2005* through October 31,
Class C	2008	2007	2006	2005
Net asset value at beginning of period	$13.58	$11.97	$10.46	$10.00
Net investment income (loss) (a)	(0.02)	(0.03)	(0.11)	(0.08)
Net realized and unrealized gain on investments	(5.02)	2.08	1.74	0.54	(b)
Total from investment operations	(5.04)	2.05	1.63	0.46
Less dividends and distributions:
From net investment income	(0.24)	(0.12)	(0.07)	--
From net realized gain on investments	(0.34)	(0.32)	(0.05)	--
Total dividends and distributions	(0.58)	(0.44)	(0.12)	--
Net asset value at end of period	$7.96	$13.58	$11.97	$10.46
Total investment return(c)(d)	(38.58%)	17.51%	15.79%	4.60	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21%)	(0.26%)	(0.95%)	(1.36	%)†
Net expenses(f)	1.25%	1.23%	1.27%	1.37	%†
Expenses (before reimbursement)(f)	1.44%	1.30%	1.30%	2.59	%†
Portfolio turnover rate	37%	17%	84%	21%
Net assets at end of period (in 000's)	$8,682	$13,668	$8,640	$904
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Growth Allocation Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,			April 4, 2005* through October 31,
Class I	2008	2007	2006	2005
Net asset value at beginning of period	$13.91	$12.17	$10.52	$10.00
Net investment income (loss)(a)	0.07	0.05	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(5.12)	2.16	1.79	0.53	(b)
Total from investment operations	(5.05)	2.21	1.80	0.52
Less dividends and distributions:
From net investment income	(0.35)	(0.15)	(0.10)	--
From net realized gain on investments	(0.34)	(0.32)	(0.05)	--
Total dividends and distributions	(0.69)	(0.47)	(0.15)	--
Net asset value at end of period	$8.17	$13.91	$12.17	$10.52
Total investment return(c)(d)(e)	(38.00%)	18.68%	17.36%	5.20	%(f)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62%	0.41%	0.06%	(0.24	%)†
Net expenses(g)	0.25%	0.24%	0.25%	0.25	%†
Expenses (before reimbursement)(g)	0.28%	0.40%	0.28%	1.47	%†
Portfolio turnover rate	37%	17%	84%	21%
Net assets at end of period (in 000's)	$849	$107	$14	$11
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(c)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Class I shares are not subject to sales charges.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	Total return is not annualized.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

SEC File Number: 811-06175 (Eclipse Funds Inc.)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MSAA01-03/09
AA

Prospectus for MainStay Retirement Funds	March 2, 2009
MainStay® Funds
Retirement Funds
Mainstay Retirement 2010 Fund
Mainstay Retirement 2020 Fund
Mainstay Retirement 2030 Fund
Mainstay Retirement 2040 Fund
Mainstay Retirement 2050 Fund
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview
9	MainStay Retirement 2010 Fund
13	MainStay Retirement 2020 Fund
17	MainStay Retirement 2030 Fund
21	MainStay Retirement 2040 Fund
25	MainStay Retirement 2050 Fund
29	The Underlying Funds: Investment Risks
38	Shareholder Guide
64	Know With Whom You're Investing
67	Financial Highlights
Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview

This Prospectus discusses the MainStay Retirement Funds (each a "Fund" and collectively referred to as the "Funds"), each a series of Eclipse Funds Inc., a Maryland corporation (the "Company") or Subadvisor, which is a series mutual fund that offers multiple series (together with Eclipse Funds and The MainStay Funds, referred to as "MainStay Funds"). The Funds are intended for investors planning to retire in, or close to, the year designated in the Funds' names. Each Fund is managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager").

New York Life Investments has retained its affiliate, Madison Square Investors LLC ("Madison Square Investors"), as the subadvisor that is responsible for the day-to-day portfolio management of the Funds. For more specific information about New York Life Investments and Madison Square Investors, see "Know With Whom You're Investing—Who Manages Your Money."

The investment allocations of the Funds evolve over time and are designed to grow more conservative as each Fund nears its target retirement date, which typically means that each Fund offers reduced risk but less potential return as it approaches its target date. For example, Funds with a longer time horizon to their target retirement date, such as the Retirement 2050 Fund, will emphasize capital appreciation over income and capital preservation, consistent with the asset accumulation phase of investing. In comparison, Funds with a shorter time horizon, such as the Retirement 2010 Fund, will emphasize capital appreciation to a lesser degree and increase the emphasis on income and capital preservation, consistent with the shift to the income-generation phase of investing. Therefore, as the stated target retirement date of a Fund approaches, the allocation will become more conservative and have lower expected return.

Investment Objective

Each Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income.

MainStay Retirement 2010 Fund is managed for the typical investor who has retired or is seeking to retire before the year 2015.

MainStay Retirement 2020 Fund is managed for the typical investor seeking to retire between the years 2016 and 2025.

MainStay Retirement 2030 Fund is managed for the typical investor seeking to retire between the years 2026 and 2035.

MainStay Retirement 2040 Fund is managed for the typical investor seeking to retire between the years 2036 and 2045.

MainStay Retirement 2050 Fund is managed for the typical investor seeking to retire between the years 2046 and 2055.

Principal Investment Strategy

Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds managed by New York Life Investments ("affiliated Underlying Funds") or mutual funds managed by an advisor not affiliated with New York Life Investments ("unaffiliated Underlying Funds") if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, the "Underlying Funds"). Each Fund is designed for investors with a particular time horizon to expected retirement, and invests in a distinct mix of Underlying Funds.

The Subadvisor uses a two-step asset allocation process to create a Fund's portfolio. The first step is a strategic asset allocation to determine the percentage of each Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in Underlying Funds in three broad asset classes—U.S. equity, international equity and fixed income. To provide broad diversification, the Funds may invest in Underlying Funds which invest in sub-asset classes that are represented by the three broad asset classes, including U.S. and international equity styles (large-, mid- and small-cap, as well as growth, value, and blended styles) and fixed income sectors (investment grade, high yield, bank loan, international, emerging market and inflation-protected bonds), as well as other sub-asset classes (REITs, commodities, and market neutral strategies). The Subadvisor monitors and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following chart illustrates how the target investment allocation of a Fund will change over time as the Fund approaches its target retirement date (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):

The following table illustrates the current target allocation for each Fund among the asset classes as of January 1, 2009:

	U.S. Equity	International Equity	Total Equity	Fixed Income	Fixed Income	Fixed Income
MainStay Retirement 2010 Fund*	40%	11%	51%	49%	100%	100%
MainStay Retirement 2020 Fund*	51%	15%	66%	34%	100%	100%
MainStay Retirement 2030 Fund*	61%	19%	80%	20%	100%	100%
MainStay Retirement 2040 Fund*	66%	21%	87%	13%	100%	100%
MainStay Retirement 2050 Fund*	69%	23%	93%	7%
*	Percentages represent target allocations, actual percentages may vary up to +/-10% under normal conditions.

The second step in the portfolio creation process involves the actual selection of Underlying Funds to represent the three broad asset classes indicated above and determination of target weightings among the Underlying Funds for each Fund's portfolio. A Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. For cash management purposes, each Fund may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Funds may also invest in Underlying Funds that are money market funds.

The Underlying Funds use a broad array of investment styles. These funds can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may also be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of the Underlying Funds, which could, in turn, adversely affect the performance of a Fund. Please see "The Underlying Funds: Investment Risks" for a description of the principal risks associated with the Underlying Funds.

The Subadvisor monitors each Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying Funds continue to conform to the Fund's target allocations over time. There may be circumstances when a particular Underlying Fund may not be available, and portfolio positions may vary from their target allocation on a daily basis due to the Fund's performance or otherwise. The Subadvisor will rebalance each Fund's investments in the Underlying Funds as it deems appropriate to bring the portfolio back within target weightings and asset class allocations. The Subadvisor may change the asset class allocations, the portfolio of Underlying Funds, or the target weightings without prior approval from shareholders. Each Fund's investment objective is non-fundamental, which means it may be changed without shareholder approval.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Fund may not invest in accordance with its investment objectives or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective.

Principal Risks

Each Fund has a different level of risk depending on its investment allocation in the Underlying Funds. A Fund with a longer time horizon to its target retirement date is likely to invest a greater portion of its assets in Underlying Funds that invest in equity securities and generally is more likely to experience the risks associated with equity securities than the risks associated with fixed income securities. On the other hand, as a Fund approaches its target retirement date it is more likely to invest a greater portion of its assets in Underlying Funds that invest in fixed income securities and a Fund that is closer to its target is more likely to experience the risks associated with fixed income securities than the risks associated with equity securities. In times of unusual or adverse market, economic or political conditions, the fixed income securities in which the Underlying Funds may invest may experience higher than normal default rates. Among the principal risks of the Underlying Funds, which could adversely affect the performance of a Fund, are:

Fixed Income Securities Risks

  Credit Risk

  Foreign Securities Risk

  Interest Rate Risk

  High Portfolio Turnover

  High-Yield Bond Risk

  Liquidity Risk

  Market Risk

  Maturity Risk

  Mortgage- and Asset-Backed Security Risk

U.S. and International Equity Securities Risks

  Foreign Securities Risk

  Growth Securities Risk

  High Portfolio Turnover

  Leverage Risk

  Market Risk

  REIT Risk

  Short Sales Risk

  Smaller Company Risk

  Value Securities Risk

Please see the section entitled "The Underlying Funds: Investment Risks" for a description of these principal risks and other risks associated with the Underlying Funds.

Asset Allocation Risk

Although allocation among different asset classes generally limits a Fund's exposure to the risks of any one class, the risk remains that the Subadvisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

Concentration Risk

In connection with the asset allocation process, a Fund may from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund. Similarly, the extent to which an Underlying Fund invests more than 25% of its assets in a single industry or economic sector may also adversely impact a Fund, depending on the Fund's level of investment in that Underlying Fund.

"Fund of Funds" Structure and Expenses

The term "fund of funds" is used to describe mutual funds, such as the Funds, that pursue their investment objectives by investing in other mutual funds. By investing in a Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund's direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Investment in Affiliated and Unaffiliated Underlying Funds

A Fund normally will invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds in order to gain exposure to asset classes not currently offered in the MainStay Group of Funds. The Subadvisor has discretion, within the terms of this Prospectus, to select and substitute Underlying Funds and to establish target weightings.

The Subadvisor may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. Similarly, the portfolio manager may have an incentive to select certain Underlying Funds due to compensation considerations. However, the Manager, Subadvisor and portfolio managers have a fiduciary duty to the Funds to act in the Funds' best interests when selecting Underlying Funds, and the Board of Directors of the Funds (the "Board") oversees the Manager's and Subadvisor's performance.

The Funds may invest in unaffiliated Underlying Funds through a platform maintained by New York Life Investments. Unaffiliated Underlying Funds or their affiliates may pay New York Life Investments a fee in connection with their participation on this platform. In addition, unaffiliated Underlying Funds may pay service fees of up to 0.15% of average daily net assets attributable to investments by the Funds to NYLIM Service Company LLC ("NSC"), the Funds' transfer agent, for shareholder and subaccounting services in connection with the Fund's investments in the unaffiliated Underlying Funds. NSC will use any such fees to offset or reduce the other expenses of the Funds, including the Funds' expenses for transfer agency services.

Not Insured—You Could Lose Money

Before considering an investment in a Fund, you should understand that you could lose money.

NAV Will Fluctuate

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings.

More Information

The next section of this Prospectus gives you more detailed information about the performance and expenses of each of the Funds. Please review it carefully.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average annual total teturns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Class R3 shares were first offered to the public on June 29, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R3 shares include the historical performance for Class A shares through April 30, 2008, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(calendar year 2008)

Best and Worst Quarterly Returns, Class I Shares
(2008)
	Return	Quarter/Year
Highest return/best quarter	-1.43%	2Q/08
Lowest return/worst quarter	-10.33%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Retirement 2010 Fund
Return Before Taxes on Distributions
Investor Class	-26.24%	-16.60%
Class A	-26.31%	-16.66%
Class I	-21.79%	-13.23%
Class R3	-22.25%	-13.74%
Return After Taxes on Distributions[2]
Class I	-22.36%	-13.77%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-14.03%	-11.43%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-27.18%
MSCI EAFE® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-31.38%
Barclays Capital® U.S. Aggregate Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	5.24%	7.51%
1	The Fund commenced operations on June 29, 2007. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those shares.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class, Class A and R3 shares may vary.

3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	None	None	0.25%	0.50%
Other Expenses[4]	6.06%	1.46%	1.41%	1.26%	1.26%	1.26%
Acquired (Underlying) Fund Fees and Expenses[5]	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Total Annual Fund Operating Expenses	7.22%	2.62%	2.32%	2.17%	2.42%	2.67%
Fee Recoupments (Waivers/Reimbursements)[6]	(5.93)%	(1.43)%	(1.38)%	(1.13)%	(1.13)%	(1.13)%
Net Annual Fund and Underlying Fund Operating Expenses	1.29%	1.19%	0.94%	1.04%	1.29%	1.54%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)	0.48%	0.38%	0.13%	0.23%	0.48%	0.73%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.
2	New York Life Investments has contractually agreed to waive its management fee to 0.00%. This agreement may be modified or terminated only with approval from the Board. Without this waiver, the actual management fee would be 0.10% of the Fund's average daily net assets.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" for Class R1, R2 and R3 shares include a 0.10% shareholder service fee. Unaffiliated Underlying Funds may pay service fees of up to 0.15% to NYLIM Service Company ("NSC"). NSC will use these fees to offset or reduce the other expenses of the Fund, including the expenses for transfer agency services. "Other Expenses" shown for Class R1 and Class R2 shares are estimated.
5	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475%; and Class R3, 0.725%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations for Class A shares and Class I the same as in the April 1, 2008 agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Investor Class	Class A	Class I	Class R1	Class R2	Class R3

1 year	$674	$665	$96	$106	$131	$157
3 years	$2,058	$1,191	$592	$570	$646	$722
5 years	$3,381	$1,743	$1,115	$1,061	$1,188	$1,314
10 years	$6,441	$3,241	$2,549	$2,414	$2,670	$2,919
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average annual total teturns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Class R3 shares were first offered to the public on June 29, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R3 shares include the historical performance for Class A shares through April 30, 2008, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(calendar year 2008)

Best and Worst Quarterly Returns, Class I Shares
(2008)
	Return	Quarter/Year
Highest returns/best returns	-1.45%	2Q/08
Lowest returns/worst quarter	-14.46%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Retirement 2020 Fund
Return Before Taxes on Distributions
Investor Class	-32.23%	-21.23%
Class A	-32.19%	-21.20%
Class I	-28.08%	-18.00%
Class R3	-28.47%	-18.46%
Return After Taxes on Distributions[2]
Class I	-28.56%	-18.47%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-18.07%	-15.36%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-27.18%
MSCI EAFE® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-31.38%
Barclays Capital® U.S. Aggregate Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	5.24%	7.51%
1	The Fund commenced operations on June 29, 2007. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those shares.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class, Class A and R3 shares may vary.

3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	None	None	0.25%	0.50%
Other Expenses[4]	1.13%	1.39%	1.35%	1.21%	1.21%	1.21%
Acquired (Underlying) Fund Fees and Expenses[5]	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%
Total Annual Fund Operating Expenses	2.36%	2.62%	2.33%	2.19%	2.44%	2.69%
Fee Recoupments (Waivers/Reimbursements)[6]	(1.00)%	(1.36)%	(1.32)%	(1.08)%	(1.08)%	(1.08)%
Net Annual Fund and Underlying Fund Operating Expenses	1.36%	1.26%	1.01%	1.11%	1.36%	1.61%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)	0.48%	0.38%	0.13%	0.23%	0.48%	0.73%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.
2	New York Life Investments has contractually agreed to waive its management fee to 0.00%. This agreement may be modified or terminated only with approval from the Board. Without this waiver, the actual management fee would be 0.10% of the Fund's average daily net assets.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" for Class R1, R2 and R3 shares include a 0.10% shareholder service fee. Unaffiliated Underlying Funds may pay service fees of up to 0.15% to NYLIM Service Company ("NSC"). NSC will use these fees to offset or reduce the other expenses of the Fund, including the expenses for transfer agency services. "Other Expenses" shown for Class R1 and Class R2 shares are estimated.
5	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475%; and Class R3, 0.725%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations for Class A shares and Class I the same as in the April 1, 2008 agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Investor Class	Class A	Class I	Class R1	Class R2	Class R3

1 year	$681	$671	$103	$113	$138	$164
3 years	$1,155	$1,197	$601	$581	$657	$733
5 years	$1,655	$1,749	$1,125	$1,076	$1,203	$1,329
10 years	$3,025	$3,246	$2,564	$2,439	$2,694	$2,943
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average annual total teturns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Class R3 shares were first offered to the public on June 29, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R3 shares include the historical performance for Class A shares through April 30, 2008, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(calendar year 2008)

Best and Worst Quarterly Returns, Class I Shares
(2008)
	Return	Quarter/Year
Highest return/best quarter	-1.38%	2Q/08
Lowest return/worst quarter	-17.81%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Retirement 2030 Fund
Return Before Taxes on Distributions
Investor Class	-36.97%	-25.37%
Class A	-36.93%	-25.34%
Class I	-33.09%	-22.30%
Class R3	-33.42%	-22.69%
Return After Taxes on Distributions[2]
Class I	-33.45%	-22.73%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-21.33%	-18.91%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-27.18%
MSCI EAFE® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-31.38%
Barclays Capital® U.S. Aggregate Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	5.24%	7.51%
1	The Fund commenced operations on June 29, 2007. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those shares.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class, Class A and R3 shares may vary.

3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	None	None	0.25%	0.50%
Other Expenses[4]	1.07%	1.41%	1.26%	1.09%	1.09%	1.09%
Acquired (Underlying) Fund Fees and Expenses[5]	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Total Annual Fund Operating Expenses	2.38%	2.72%	2.32%	2.15%	2.40%	2.65%
Fee Recoupments (Waivers/Reimbursements)[6]	(0.94)%	(1.38)%	(1.23)%	(0.96)%	(0.96)%	(0.96)%
Net Annual Fund and Unerlying Fund Operating Expenses	1.44%	1.34%	1.09%	1.19%	1.44%	1.69%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)	0.48%	0.38%	0.13%	0.23%	0.48%	0.73%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.
2	New York Life Investments has contractually agreed to waive its management fee to 0.00%. This agreement may be modified or terminated only with approval from the Board. Without this waiver, the actual management fee would be 0.10% of the Fund's average daily net assets.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" for Class R1, R2 and R3 shares include a 0.10% shareholder service fee. Unaffiliated Underlying Funds may pay service fees of up to 0.15% to NYLIM Service Company ("NSC"). NSC will use these fees to offset or reduce the other expenses of the Fund, including the expenses for transfer agency services. "Other Expenses" shown for Class R1 and Class R2 shares are estimated.
5	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475%; and Class R3, 0.725%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations for Class A shares and Class I the same as in the April 1, 2008 agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Investor Class	Class A	Class I	Class R1	Class R2	Class R3

1 year	$689	$679	$111	$121	$147	$172
3 years	$1,167	$1,224	$606	$580	$657	$732
5 years	$1,670	$1,794	$1,128	$1,066	$1,194	$1,319
10 years	$3,049	$3,338	$2,561	$2,407	$2,663	$2,912
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average annual total teturns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Class R3 shares were first offered to the public on June 29, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R3 shares include the historical performance for Class A shares through April 30, 2008, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(calendar year 2008)

Best and Worst Quarterly Returns, Class I Shares
(2008)
	Return	Quarter/Year
Highest return/best quarter	-1.50%	2Q/08
Lowest return/worst quarter	-19.31%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Retirement 2040 Fund
Return Before Taxes on Distributions
Investor Class	-39.02%	-27.18%
Class A	-39.04%	-27.20%
Class I	-35.21%	-24.18%
Class R3	-35.73%	-24.69%
Return After Taxes on Distributions[2]
Class I	-35.51%	-24.51%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-22.73%	-20.43%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-27.18%
MSCI EAFE® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-31.38%
Barclays Capital® U.S. Aggregate Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	5.24%	7.51%
1	The Fund commenced operations on June 29, 2007. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those shares.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class, Class A and R3 shares may vary.

3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	None	None	0.25%	0.50%
Other Expenses[4]	1.58%	2.22%	1.92%	1.48%	1.48%	1.48%
Acquired (Underlying) Fund Fees and Expenses[5]	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Total Annual Fund Operating Expenses	2.89%	3.53%	2.98%	2.54%	2.79%	3.04%
Fee Recoupments (Waivers/Reimbursements)[6]	(1.45)%	(2.19)%	(1.89)%	(1.35)%	(1.35)%	(1.35)%
Net Annual Fund and Underlying Fund Operating Expenses	1.44%	1.34%	1.09%	1.19%	1.44%	1.69%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)	0.48%	0.38%	0.13%	0.23%	0.48%	0.73%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.
2	New York Life Investments has contractually agreed to waive its management fee to 0.00%. This agreement may be modified or terminated only with approval from the Board. Without this waiver, the actual management fee would be 0.10% of the Fund's average daily net assets.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" for Class R1, R2 and R3 shares include a 0.10% shareholder service fee. Unaffiliated Underlying Funds may pay service fees of up to 0.15% to NYLIM Service Company ("NSC"). NSC will use these fees to offset or reduce the other expenses of the Fund, including the expenses for transfer agency services. "Other Expenses" shown for Class R1 and Class R2 shares are estimated.
5	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475%; and Class R3, 0.725%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations for Class A shares and Class I the same as in the April 1, 2008 agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Investor Class	Class A	Class I	Class R1	Class R2	Class R3

1 year	$689	$679	$111	$121	$147	$172
3 years	$1,266	$1,381	$743	$662	$737	$812
5 years	$1,868	$2,103	$1,401	$1,229	$1,354	$1,478
10 years	$3,489	$4,005	$3,165	$2,774	$3,020	$3,260
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for the one-year period, and for the life of the Fund, compare to those of several broad-based securities market indices. Average annual total teturns reflect actual sales loads, service and/or distribution fees. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Class R3 shares were first offered to the public on June 29, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R3 shares include the historical performance for Class A shares through April 30, 2008, adjusted for differences in certain contractual expenses and fees. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower.

Annual Returns, Class I Shares

(calendar year 2008)

Best and Worst Quarterly Returns, Class I Shares
(2008)
	Return	Quarter/Year
Highest return/best quarter	-1.41%	2Q/08
Lowest return/worst quarter	-20.06%	4Q/08

Average Annual Total Returns
(for the periods ended December 31, 2008)[1]
	1 year	Life of Fund
MainStay Retirement 2050 Fund
Return Before Taxes on Distributions
Investor Class	-40.50%	-28.39%
Class A	-40.57%	-28.45%
Class I	-36.89%	-25.48%
Class R3	-37.28%	-25.94%
Return After Taxes on Distributions[2]
Class I	-37.22%	-25.88%
Return After Taxes on Distributions and Sale of Fund Shares[2]
Class I	-23.74%	-21.51%
S&P 500® Index[3]
(reflects no deductions for fees, expenses, or taxes)	-37.00%	-27.18%
MSCI EAFE® Index[4]
(reflects no deductions for fees, expenses, or taxes)	-43.38%	-31.38%
Barclays Capital® U.S. Aggregate Bond Index[5]
(reflects no deductions for fees, expenses, or taxes)	5.24%	7.51%
1	The Fund commenced operations on June 29, 2007. See disclosure under "Past Performance" for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those shares.
2	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for the Class I shares of the Fund. After-tax returns for Investor Class, Class A and R3 shares may vary.

3	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
4	The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an index of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.
5	The Barclays Capital U.S. Aggregate Bond Index (formerly named the Lehman Brothers® U.S. Aggregate Bond Index) consists of the following other unmanaged Barclays Capital U.S. indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Class A	Class I	Class R1	Class R2	Class R3
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)[1]	None	None	None	None	None	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[2]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees[3]	0.25%	0.25%	None	None	0.25%	0.50%
Other Expenses[4]	2.51%	3.17%	3.08%	2.39%	2.39%	2.39%
Acquired (Underlying) Fund Fees and Expenses[5]	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses	3.81%	4.47%	4.13%	3.44%	3.69%	3.94%
Fee Recoupments (Waivers/Reimbursements)[6]	(2.38)%	(3.14)%	(3.05)%	(2.26)%	(2.26)%	(2.26)%
Net Annual Fund and Underlying Fund Operating Expenses	1.43%	1.33%	1.08%	1.18%	1.43%	1.68%
Net Annual Fund Operating Expenses (excluding Underlying Fund Operating Expenses)	0.48%	0.38%	0.13%	0.23%	0.48%	0.73%
1	Generally, Investor Class and Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value.
2	New York Life Investments has contractually agreed to waive its management fee to 0.00%. This agreement may be modified or terminated only with approval from the Board. Without this waiver, the actual management fee would be 0.10% of the Fund's average daily net assets.
3	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
4	"Other Expenses" for Class R1, R2 and R3 shares include a 0.10% shareholder service fee. Unaffiliated Underlying Funds may pay service fees of up to 0.15% to NYLIM Service Company ("NSC"). NSC will use these fees to offset or reduce the other expenses of the Fund, including the expenses for transfer agency services. "Other Expenses" shown for Class R1 and Class R2 shares are estimated.
5	In addition to the Total Annual Fund Operating Expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the other Funds in which the Fund invests ("Underlying Funds"). The table shows the Fund's estimated indirect expense from investing in Underlying Funds based on the allocation of the Fund's assets among the Underlying Funds during the Fund's fiscal year ended October 31, 2008. This expense may be higher or lower over time depending on the actual investments of the Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.
6	Each class of shares of the Fund is subject to an expense limitation agreement with New York Life Investments. Effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475%; and Class R3, 0.725%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations for Class A shares and Class I the same as in the April 1, 2008 agreement. Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreements, if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. The term "total ordinary operating expenses" excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's assets are invested in accordance with the target allocations, that the Fund's and Underlying Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

Expenses after	Investor Class	Class A	Class I	Class R1	Class R2	Class R3

1 year	$688	$678	$110	$120	$146	$171
3 years	$1,442	$1,558	$976	$846	$920	$994
5 years	$2,215	$2,448	$1,857	$1,594	$1,715	$1,834
10 years	$4,229	$4,715	$4,127	$3,569	$3,795	$4,014
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
The Underlying Funds: Investment Risks
Information about the Funds' objectives, principal investments, investment practices and principal risks appears at the beginning of this Prospectus. The information below describes in greater detail the investment risks pertinent to the Underlying Funds. Additional information about the investment practices of the Funds and Underlying Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

Principal Investment Risks of the Underlying Funds

  American Depositary Receipts: Underlying Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

  Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating, or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participation interests in municipal securities also are subject to the risk of default by the issuing bank.

  Debt Securities Risk: Certain Underlying Funds may invest in debt securities for income or other reasons. Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including, without limitation, bonds, notes, and debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity. The risks involved with investing in debt securities include, without limitation, credit risk, maturity risk, market risk, and interest rate risk.

  Derivative Securities: Certain Underlying Funds may invest in derivative securities, or "derivatives." The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the manager or the subadvisor of the Underlying Fund is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivatives, there is a risk that an Underlying Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if an Underlying Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. In the event of the bankruptcy or insolvency of a counterparty, the Underlying Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Underlying Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. An Underlying Fund may also incur fees and expenses incurred in enforcing its rights. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

As investment companies registered with the SEC, the Underlying Funds must "cover" open positions with respect to certain kinds of derivatives instruments.

  Equity Securities Risk: Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the-Counter Bulletin Board. There are many different types of equity securities, including (without limitation):

    common and preferred stocks;

    convertible securities;

    American Depositary Receipts ("ADRs"); and

    real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in common stocks and other equity securities include (without limitation):

    Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

    Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

    Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

    Certain Funds may invest in foreign securities, which may be subject to greater difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.

  Floating Rate Loans: Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high-yield securities.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of an Underlying Fund's shares also will decline. Generally, the lower the rating category, the more risky the investment.

Debt securities rated BBB- and below by S&P or Baa3 and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Although the floating rate loans in which an Underlying Fund generally will invest may be speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating rate loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

An Underlying Fund may purchase loans via assignment, which would make the Underlying Fund a direct lender. However, an Underlying Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

An Underlying Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, an Underlying Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

  Foreign Securities Risk: Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Additionally, some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges or over-the-counter exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Underlying Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Underlying Funds' assets. However, an Underlying Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

  Growth Securities Risk: Certain Underlying Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such "growth securities" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth securities is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth securities also typically lack the dividend yield that can cushion stock prices in market downturns.

  High Portfolio Turnover: Portfolio turnover measures the amount of trading an Underlying Fund does during the year. Due to its trading strategies, an Underlying Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Underlying Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. An Underlying Fund with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Underlying Fund) and may generate short-term capital gains (on which you or a Fund will pay taxes, even if you or it do not sell any shares by year-end).

  High-Yield Bond Risk: Certain of the Underlying Funds may invest in high-yield debt securities, including various high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P, or that are unrated but considered by their investment manager to be of comparable quality. High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the portfolio manager and are sometimes considered speculative. Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

  High-Yield Debt Securities: High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa3 by Moody's or BBB- by S&P or, if not rated, are determined to be of equivalent quality by the manager or subadvisor of the applicable Underlying Fund and are sometimes considered speculative.

Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

  Illiquid and Restricted Securities: Certain Underlying Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Generally, illiquid securities are securities that have no ready market.

  Initial Public Offerings: Certain Underlying Funds may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and an Underlying Fund cannot predict whether investments in IPOs will be successful. As an Underlying Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

  Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Underlying Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Underlying Funds' portfolios generally will rise.

  Investments in Technology Sector: Certain Underlying Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

  Investment Policies and Objectives: For some of the Underlying Funds, the discussion of Principal Investment Strategy states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Underlying Fund invests its assets. A Fund, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, an Underlying Fund may not be subject to such constraints on new investments.

With regard to an unaffiliated Underlying Fund, when the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

  Lending of Portfolio Securities: The Underlying Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the board of the applicable Underlying Fund. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. With respect to the Affiliated Underlying Funds, in determining whether to lend securities, the Manager, the applicable Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

  Leverage Risk: By investing the proceeds received from selling securities short, an Underlying Fund is employing a form of leverage, which creates special risks. The use of leverage may increase an Underlying Fund's exposure to long equity positions and make any change in the Underlying Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that an Underlying Fund will leverage its portfolio, or if it does, that the Underlying Fund's leveraging strategy will be successful. An Underlying Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

  Liquidity Risk: Certain of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Fund from selling these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

  Loan Participation Interests: Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. Generally, there are three types of Participations which an Underlying Fund may purchase. A Participation in a novation of a corporate loan involves an Underlying Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, an Underlying Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case an Underlying Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, an Underlying Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Underlying Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. An Underlying Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Underlying Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Underlying Fund and the co-lender.

  Market Risk: The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results.

  Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of an Underlying Fund's fixed income investments will affect the volatility of its share price.

  Mortgage- and Asset-Backed Security Risk: Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. A portfolio manager's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities also may be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for an Underlying Fund to lose money as interest rates rise.

  Real Estate Investment Trust Risk: Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

  Risk Management Techniques: Various techniques can be used to increase or decrease an Underlying Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of an Underlying Fund's portfolio of investments. For example, to gain exposure to a particular market, an Underlying Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the manager or subadvisor of the Underlying Fund judges market conditions incorrectly or employs a strategy that does not correlate well with the Underlying Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

  Short Sales Risk: If a security sold short increases in price, an Underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. An Underlying Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. An Underlying Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, an Underlying Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, an Underlying Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. An Underlying Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Underlying Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when an Underlying Fund is unable to borrow the same security for delivery. In that case, the Underlying Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until an Underlying Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, an Underlying Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit an Underlying Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

  Smaller Company Risk: The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

  Swap Agreements: Certain Underlying Funds may enter into interest rate, credit default, index, equity, and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For additional information on swaps, see "Derivative Securities" above.

Whether an Underlying Fund's use of swap agreements will be successful will depend on whether the applicable manager or subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Underlying Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the SAI for information regarding the tax considerations relating to swap agreements.

  Temporary Defensive Investments: In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, an Underlying Fund may invest outside the scope of its principal investment strategies. Under such conditions, an Underlying Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Underlying Fund will achieve its investment objective. Under such conditions, an Underlying Fund may be permitted to invest without limit in cash or money market and other investments. The MainStay All Cap Growth Fund may only invest up to 50% of its total assets in such investments.

In unusual market conditions, the MainStay International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

  To Be Announced Securities: In a "to be announced securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The principal risks of these transactions are increased credit risk and increased overall investment exposure.

  Value Securities Risk: Certain Underlying Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value securities" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value securities is that they may never reach what the Underlying Fund's investment manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

  When-Issued Securities and Forward Commitments: Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Underlying Fund and no interest accrues to the Underlying Fund. There is a risk that the security could be worth less when it is issued than the price the Underlying Fund agreed to pay when it made the commitment. Similarly, an Underlying Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments. Please note that shares of the Funds may not be currently available for purchase by foreign investors.

Before You Invest:
Deciding Which Class of Shares to Buy

This Prospectus offers Investor Class and Classes A, I, R1, R2 and R3 shares of the Funds. Each share class of a Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of a Fund and the Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

  how much you plan to invest;

  how long you plan to hold your shares;

  total expenses associated with each class of shares; and

  whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of a Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for each Fund are presented earlier in this Prospectus in the tables titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

  Distribution and/or Service (12b-1) Fee—named after the Securities and Exchange Commission ("SEC") rule that permits their payment, "12b-1 fees" are paid by a class of shares to the Funds' distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

  Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a Fund's 12b-1 plan, such as certain account establishment and maintenance, order processing and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Funds typically cover such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for each Fund are presented earlier in this Prospectus in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

  Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

  Contingent Deferred Sales Charge—also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes
	Investor Class	Class A	Class I	Class R1	Class R2	Class R3
Initial sales charge	Yes	Yes	None	None	None	None
Contingent deferred sales charge	None[1]	None[1]	None	None	None	None
Ongoing service and/or distribution fee (Rule 12b-1 fee)	0.25%	0.25%	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	0.10%	0.10%	0.10%
Redemption fee	None	None	None	None	None	None
Conversion feature	Yes[2]	Yes[2]	Yes[2]	Yes[2]	Yes[2]	Yes[2]
Purchase maximum	None	None	None	None	None	None
1	Except on certain redemptions on purchases of $1 million or more made without an initial sales charge.
2	See the sections in this Prospectus discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares -- Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years, for most Funds). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1, R2 and Class R3 shares are available only to certain employer-sponsored retirement plans.

Investor Class Share Considerations

  Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of your Investor Class shares in any one Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782).

  Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see "Class A Share Considerations" for more details.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares" and Class A Shares).

  Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes.

Class A Share Considerations

  Generally, Class A shares have a minimum initial investment amount of $25,000 per Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or over $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

  The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

  When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares").

  Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes.

Class I Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class I shares.

  You do not pay any ongoing service or distribution fees.

  You may buy Class I shares if you are an:

    Institutional Investor

      certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or NYLIFE Distributors LLC;

      certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

      purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

    Individual Investor—who is initially investing at least $5 million in any single MainStay Fund.

    Existing Class I Shareholder

Class R1, R2 and R3 Share Considerations

  You pay no initial sales charge or CDSC on an investment in Class R1, Class R2 or Class R3 shares.

  You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing service and/or distribution fees for Class R2 and Class R3 shares.

  Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with New York Life Retirement Plan Services or NYLIFE Distributors LLC, including:

    Section 401(a) and 457 plans;

    Certain Section 403(b)(7) plans;

    401(k), profit sharing, money purchase pension and defined benefit plans; and

    Non-qualified deferred compensation plans.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Funds' Board Members and directors and employees of New York Life and its affiliates and subsidiaries. The Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Funds:

  $1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and health savings accounts, may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See "Investor Class Share Considerations" for more details.

Class A Shares

The following minimums apply if you are investing in Class A shares of the Funds:

  $25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or

  $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the Funds. Please contact your investment advisor or the Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share class of any of the MainStay Funds and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; the Funds' Board Members; directors and employees of New York Life and its affiliates and subsidiaries; and employees of the Funds' Subadvisor are not subject to the minimum investment requirement for Class A Shares. Please contact your investment advisor/plan administrator or the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see "Class A Share Considerations" for more details.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Funds:

  Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount, and

  Institutional Investors—no minimum initial or subsequent purchase amounts.

Class R1, R2 and R3 Shares

If you are eligible to invest in Class R1, R2 or Class R3 shares of the Funds there are no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

Purchase	Sales charges[1] as a percentage of		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Funds at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

  Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the table above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund, (which are offered in a separate prospectus), investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Reduced Sales Charges" in the SAI.

  Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the Funds purchased during that period. You can include purchases made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Funds' Transfer Agent for this purpose. For more information, see "Purchase, Redemption, Exchanges and Repurchase—Letter of Intent" in the SAI.

  Your Responsibility

To receive the reduced sales charge, you must inform the Fund's Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Funds. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current net asset value per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI (see "Purchase, Redemption, Exchanges and Repurchase") or on the internet at mainstayinvestments.com (under the "Shareholder Services" tab).

"Spouse" with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

  50 or more participants; or

  an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or

  holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) will be subject to a contingent deferred sales charge upon redemption.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

529 Plans

When shares of the Funds are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life Insurance Company ("New York Life") and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Funds' Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Funds' transfer agent, NYLIM Service Company LLC ("MainStay Investments"), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase" in the SAI.

Information on Fees

Rule 12b-1 Plans

Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class, Class A or Class R2 shares of the Fund, respectively. The Class R3 12b-1 plan typically provides for payment of 0.25% for distribution and 0.25% for service activities, in each case, of the average annual net assets of Class R3 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the shareholder service fee paid pursuant to the Shareholder Services Plans adopted by Class R1, Class R2 and Class R3 shares. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee

Several of the Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:

  Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

  accounts with active AutoInvest plans or systematic investment programs where the Funds deduct directly from the client's checking or savings account;

  NYLIM SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

  403(b)(7) accounts; and

  accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts).

This small account fee will be deducted in $10 increments on or about March 1st and September 1st each year. The Funds may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such Fund.

Pursuant to the shareholder services plans, each Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 or Class R3 12b-1 plan.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Funds and shareholders. Such compensation may vary depending upon the Fund sold, the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

  The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

  The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% of the purchase price of Investor Class or Class A shares, sold at net asset value, to dealers at the time of sale.

  The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

  In addition to the payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.

  The Distributor may pay a finder's fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.

  The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

  The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Funds. A portion of these fees may be paid from the Distributor's or its affiliate's own resources.

  Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted.

Although the Funds may use financial firms that sell Fund shares to make transactions for a Fund's portfolio, the Funds, the Manager and the Subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor's or an affiliate's own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account with MainStay Investments

The Funds are generally sold to retirement plans and individual retirement accounts only through New York Life Retirement Plan Services and certain other financial intermediaries.

If you are investing through a New York Life Retirement Plan Services IRA, you will be provided with account opening and investment materials.

Investor Class Shares and Class A Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I, R1, R2 and R3 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1, R2 or R3 shares of the Funds.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

You buy shares at net asset value ("NAV") (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. NAV is not calculated on days on which the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds. Receipt in good order of a purchase or redemption request for a Fund's shares before the close of business on a business day is deemed to constitute receipt of a proportional order for shares of the corresponding Underlying Funds on the same day. Therefore, both orders generally receive that day's NAV.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, yourshares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class and Class A shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same Fund for which you are eligible. However, Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with espect to Investor Class and Class A shares.

To request a voluntary conversion between share classes of the same Fund, you may contact the Fund, either directly or through your financial intermediary firm. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relavant net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class,or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

Buying and Selling MainStay Shares

Opening Your Account - Individual Shareholders
	How	Details
By wire:	You or your registered representative should call MainStay Investments toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to: State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds
  (DDA #99029415)

  Attn: Custody and Shareholder Services

	To buy shares the same day, MainStay Investments must recieve your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund Name and Class of shares. Your bank may charge a fee for the wire transfer.
By phone:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to buy shares at the current day's NAV.

  MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days. If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it.

Be sure to write on your check:

  name(s) of investor(s)

  your account number; and

  Fund name and Class of shares.

By mail:	Return your completed MainStay Funds Application with a check for the amount of your investment to: MainStay Funds
P.O. Box 8401
Boston, MA 02266-8401 Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809	Make your checks payable to MainStay Funds.

  $1,000 minimum for Investor Class, Class B and Class C shares.

  $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any share class of any of the MainStay Funds).

  $5 million minimum for Class I shares.

Be sure to write on your check:

  name(s) of investor(s); and

  Fund Name and Class of shares.

Buying additional shares of the Funds - Individual Shareholders
	How	Details
By wire:	Wire the purchase amount to:
State Street Bank and Trust Company

  ABA #011-0000-28

  MainStay Funds (DDA #99029415)

  Attn: Custody and Shareholder Services.

	To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.	The wire must include: name(s) of investor(s); your account number; and Fund name and Class of shares. Your bank may charge a fee for the wire transfer.
Electronically:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open to make an ACH purchase. Call before 4:00 pm Eastern time to buy shares at the current day's NAV; or Visit us at mainstayinvestments.com.	Eligible investors can purchase shares by using electronic debits from a designated bank account. The maximum ACH purchase amount is $100,000.
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Make your check payable to MainStay Funds. $50 minimum (for Investor Class shares). Be sure to write on your check: name(s) of investor(s); your account number; and Fund name and Class of shares.

Selling Shares - Individual Shareholders
	How	Details
By contacting your financial advisor:		You may sell (redeem) your shares through your financial advisor or by any of the methods described below.
By phone:	To receive proceeds by check: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, MainStay Investments will not send checks to addresses on record for 30 days or less.

  The maximum order MainStay Investments can process by phone is $100,000.

To receive proceeds by wire: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to a designated bank account. Call before 4:00 pm Eastern time to sell shares at the current day's NAV.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven business days to do so. Your bank may charge you a fee to receive the wire transfer.

  MainStay Investments must have your bank account information on file.

  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

  The minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open. Call before 4:00 pm Eastern time to sell shares at the current day's NAV. Visit us at mainstayinvestments.com.

  Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next business day, although it may take up to seven business days to do so.

  MainStay Investments must have your bank account information on file.

  Proceeds may take 2-3 business days to reach your bank account.

  There is no fee from MainStay Investments for this transaction.

  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Write a letter of instruction that includes:

  your name(s) and signature(s);

  your account number;

  Fund name and Class of shares; and

  dollar or share amount you want to sell.

Obtain a Medallion Signature Guarantee or other documentation as required. There is a $15 fee for Class A shares ($25 fee for Investor Class shares) for checks mailed to you via overnight service.
By internet:	Visit us at mainstayinvestments.com.

General Policies

The following are MainStay Investments' general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

  All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

  MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

  If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

  A Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

  To limit the Funds' expenses, we do not issue share certificates.

Selling Shares

  Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the at payment within seven days after receiving your request in good order.

  If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

  When you sell Investor Class or Class A shares, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

  There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

  Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.

  Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

  MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Funds.

  MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:

    MainStay Investments does not have on file required bank information to wire funds;

    the proceeds from the sale will exceed $100,000;

    the proceeds of the sale are to be sent to an address other than the address of record; or

    the proceeds are to be payable to someone other than the account holder(s).

  In the interest of all shareholders, the Funds reserve the right to:

    change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

    change or discontinue the systematic withdrawal plan upon notice to shareholders;

    close accounts with balances less than $100 invested in Investor Class shares or $500 invested in Class A shares (by redeeming all shares held and sending proceeds to the address of record); and/or change the minimum investment amounts.

  There is no fee for wire redemptions of Class I shares.

When you buy and sell shares directly from a Fund, you will receive confirmation statements that describe your transaction. For certain systematic transactions, you will receive quarterly confirmation statements. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. If you invest through a third party—bank, broker, 401(k), financial advisor, or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Funds may close and reopen to new investors or new share purchases at its discretion. Due to the nature of their portfolio investments, certain Funds may be more likely to close and reopen than others. If a Fund is closed, either to new investors or to new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement

You can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Not all MainStay Funds are available for all types of retirement plans or through all distribution channels. Please contact the Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of a Fund by transferring securities to a Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Funds' approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind

The Funds reserve the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund's procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven't been reinvested once already; (2) your account is not subject to a 60-day block as described in "Excessive Purchases and Redemptions or Exchanges"; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, yes…but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MainStay Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

  all phone calls with service representatives are tape recorded; and

  written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Funds reserve the right to suspend the MainStay Audio Response System at any time or the system might become inoperable due to technical problems.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayfunds.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

  AutoInvest
  If you obtain authorization from your bank, you can automatically debit your designated bank account to:

    make regularly scheduled investments; and/or

    purchase shares whenever you choose.

  Dividend or capital gains reinvestment
  Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same Fund or the same class of any other MainStay Fund. Accounts established with a dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

  Payroll deductions
  If your employer offers this option, you can make automatic investments through payroll deduction.

  Systematic exchange
  Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among MainStay Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

  MainStay 130/30 Core Fund

  MainStay 130/30 Growth Fund

  MainStay 130/30 High Yield Fund

  MainStay 130/30 International Fund

  MainStay All Cap Growth Fund

  MainStay Balanced Fund

  MainStay Capital Appreciation Fund

  MainStay Cash Reserves Fund

  MainStay Common Stock Fund

  MainStay Conservative Allocation Fund

  MainStay Convertible Fund

  MainStay Diversified Income Fund

  MainStay Floating Rate Fund

  MainStay Global High Income Fund

  MainStay Government Fund

  MainStay Growth Allocation Fund

  MainStay Growth Equity Fund

  MainStay High Yield Corporate Bond Fund

  MainStay ICAP Equity Fund

  MainStay ICAP Global Fund

  MainStay ICAP International Fund

  MainStay ICAP Select Equity Fund

  MainStay Income Manager Fund

  MainStay Indexed Bond Fund

  MainStay Institutional Bond Fund

  MainStay Intermediate Term Bond Fund

  MainStay International Equity Fund

  MainStay Large Cap Growth Fund

  MainStay MAP Fund

  MainStay Mid Cap Growth

  MainStay Mid Cap Core Fund

  MainStay Mid Cap Value Fund

  MainStay Moderate Allocation Fund

  MainStay Moderate Growth Allocation Fund

  MainStay Money Market Fund

  MainStay Principal Preservation Fund

  MainStay S&P® 500 Index Fund

  MainStay Short Term Bond Fund

  MainStay Small Cap Growth Fund

  MainStay Small Company Value Fund

  MainStay Tax Free Bond Fund

  MainStay Total Return Fund

  MainStay Value Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial advisor or other financial institution or by calling the Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (See "Excessive Purchases and Redemptions on Exchanges.")

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class C shares of a Fund into Class C shares of the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund (which are offered in a separate prospectus), or you exchange Investor Class shares or Class A shares of a Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Cash Reserves Fund, MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class shares or Class A or Class C shares, as applicable, of another non-money market MainStay Fund.

When you exchange your shares, you may incur a redemption fee. Please see "Shareholder Guide—Redemption Fee" for more information.

Excessive Purchases and Redemptions or Exchanges

The Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the Subadvisor might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Funds' Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A Fund may change its policies or procedures at any time without prior notice to shareholders.

The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Funds' Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Funds' policies and procedures, no Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Funds, through MainStay Investments and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Funds examine transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in that Fund. The Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Funds' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represent to the satisfaction of the Funds' Chief Compliance Officer that such investment programs and strategies are consistent with the Funds' objective of avoiding disruption due to market timing.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described under "Information on Fees—Redemption Fee."

While the Funds discourage excessive or short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where the Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Funds' Share Prices ("NAV") and the Valuation of Securities

Each Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Funds do not calculate their NAVs on days on which the Exchange is closed. The net asset value per share for a class of shares is determined by dividing the value of a Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of a Fund's assets that are invested in one or more Underlying Funds, the Fund's NAV is calculated based upon the NAVs of those Underlying Funds. Please refer to the Underlying Funds' prospectuses for a description of how the securities held by such funds may be valued. The value of a Fund's other investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Fund's securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager determines a particular event would materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. If an Underlying Fund invests in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds' Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain Funds' fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of each of the Fund's portfolio holdings will be made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of each Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Funds' quarterly top ten holdings information will also be provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Funds Pay Dividends

The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. Dividends are normally paid on the last business day of the month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The Funds will normally distribute any capital gains to shareholders in December.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

How to Take Your Earnings

You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or MainStay Investments directly. The seven choices are:

  Reinvest dividends and capital gains in:

    the same Fund; or

    another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).

  Take the dividends in cash and reinvest the capital gains in the same Fund.

  Take the capital gains in cash and reinvest the dividends in the same Fund.

  Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

  Take dividends and capital gains in cash.

  Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.

  Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

Understand the Tax Consequences

Distribution received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income. The structure of the Funds and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

For individual shareholders, a portion of the dividends received from the Funds may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Underlying Funds receive qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction. Since many of the stocks in which the Underlying Funds invest do not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. For corporate shareholders, a portion of the dividends received from the Funds may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, and which, if any, as long-term capital gains.

The Funds may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If a Fund's distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if a Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation if you are not a tax-exempt shareholder.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

Know With Whom You're Investing

Who Runs the Funds' Day-to-Day Business?

The Board of Directors of Eclipse Funds Inc., the "Board" of the Funds, oversees the actions of the Manager, the Subadvisor and the Distributor, and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Funds' Manager. In conformity with the stated policies of the Funds, New York Life Investments administers the Funds' business affairs and manages the investment operations of the Fund and the composition of the portfolios of the Funds, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. Effective January 2, 2009, the Manager has delegated its portfolio management responsibilities for the Funds to Madison Square Investors and is responsible for supervising Madison Square Investors in the execution of its responsibilities.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisor. The Funds do not pay any fees to the Manager under the Company's investment management agreement in return for the advisory and asset allocation services provided. The Funds do, however, indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Funds in which the Funds invest.

For the fiscal year ended October 31, 2008, the Funds paid the Manager an aggregate fee for services performed as a percentage of the Funds' average daily net assets equal to 0%.

For information regarding the Board's approval of the Funds' investment management agreement, please refer to the Funds' Semi-Annual Report to shareholders for the fiscal period ended April 30, 2008 and the Funds' Annual Report to shareholders for the fiscal year ended October 31, 2008. Information regarding the basis for the Board's approval of the Subadvisory Agreement with Madison Square Investors will appear in the Funds' Semi-Annual Report to shareholders for the fiscal year ended April 30, 2009.

The Manager is not responsible for records maintained by the Funds' Subadvisor, custodian, transfer agent, or dividend disbursing agent except to the extent expressly provided in the Management Agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts, 02111-2900 ("State Street") provides sub-administration and sub-accounting services for the Funds. These services include calculating net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

Who Manages Your Money?

New York Life Investments serves as manager of the assets of the Funds. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000. New York Life Investments is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2008, New York Life Investments and its affiliates managed approximately $224 billion in assets.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds. The Manager and the Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. Each Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Please see the SAI for more information on this Order. The shareholders of each Fund covered by this Prospectus have approved the manager-of-managers arrangement.

Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for the Funds; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the SAI for a breakdown of fees.)

Madison Square Investors LLC ("Madison Square Investors"), whose principal place of business is 1180 Avenue of the Americas, New York, New York, 10036, serves as Subadvisor to the Funds. The firm was established on January 2, 2009 as an independent investment adviser and previously operated as Equity Investors Group, an investment division of New York Life Investments. Madison Square Investors is an indirect,wholly-owned subsidiary of New York Life. As of January 31, 2009, Madison Square Investors managed approximately $9.4 billion in assets.

Portfolio Manager Biographies:

Madison Square Investors uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of each Fund's portfolio management team who are primarily responsible for the Fund's day-to-day management are set forth below. Additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of shares of the funds they manage is available in the Statement of Additional Information.

Tony Elavia	Mr. Elavia has managed the Funds since inception. Mr. Elavia is Chief Investment Officer and a Senior Managing Director at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 2004, Madison Square Investors' predecessor, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.
Jonathan Swaney	Mr. Swaney has managed the Funds since inception. Mr. Swaney is responsible both for managing quantitative equity portfolios and performing research at Madison Square Investors. Prior to joining New York Life Investments' Equity Investors Group in 1997, Madison Square Investors' predecessor, Mr. Swaney worked with New York Life Investments' Investment Consulting Group and was a portfolio manager with the Quantitative Strategies unit. Before joining New York Life Investments, Mr. Swaney performed manager research for fund-of-hedge-funds operator Pine Grove Partners and worked on the fixed income desk at The Vanguard Group. Mr. Swaney earned his B.A. in Political Science from The College of William & Mary.
Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

MainStay Retirement 2010 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$9.95
Net investment income(a)	0.15
Net realized and unrealized loss on investments	(2.15)
Total from investment operations	(2.00)
Less dividends and distributions:
From net investment income	—
From net realized gain on investments	—
Total dividends and distributions	—
Net asset value at end of period	$7.95
Total investment return(b)(c)	(20.10	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.38	%†
Net expenses(e)	0.46	%†
Expenses (before waiver/reimbursement)(e)	6.41	%†
Portfolio turnover rate	127%
Net assets at end of period (in 000's)	$41
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,	June 29, 2007* through October 31,
Class A	2008	2007
Net asset value at beginning of period	$10.57	$10.00
Net investment income (a)	0.24	0.06
Net realized and unrealized gain (loss)on investments	(2.80)	0.51
Total from investment operations	(2.56)	0.57
Less dividends and distributions:
From net investment income	(0.05)	—
From net realized gain on investments	(0.01)	—
Total dividends and distributions	(0.06)	—
Net asset value at end of period	$7.95	$10.57
Total investment return (b)(c)	(24.37%)	5.70	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.46%	1.83	%†
Net expenses(e)	0.38%	0.38	%†
Expenses (before waiver/reimbursement) (e)	1.81%	31.10	%†
Portfolio turnover rate	127%	17%
Net assets at end of period (in 000's)	$4,418	$281
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Retirement 2010 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,	June 29, 2007* through October 31,
Class I	2008	2007
Net asset value at beginning of period	$10.58	$10.00
Net investment income (a)	0.26	0.08
Net realized and unrealized gain (loss)on investments	(2.81)	0.50
Total from investment operations	(2.55)	0.58
Less dividends and distributions:
From net investment income	(0.06)	—
From net realized gain on investments	(0.01)	—
Total dividends and distributions	(0.07)	—
Net asset value at end of period	$7.96	$10.58
Total investment return (b)(c)(d)	(24.25%)	5.80	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.77%	2.42	%†
Net expenses(f)	0.13%	0.13	%†
Expenses (before waiver/reimbursement) (f)	1.51%	30.84	%†
Portfolio turnover rate	127%	17%
Net assets at end of period (in 000's)	$20,105	$930
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
Class R3	May 1, 2008* through October 31, 2008
Net asset value at beginning of period	$10.07
Net investment income(a)	0.14
Net realized and unrealized loss on investments	(2.28)
Total from investment operations	(2.14)
Less dividends and distributions:
From net investment income	—
From net realized gain on investments	—
Total dividends and distributions	—
Net asset value at end of period	$7.93
Total investment return(b)(c)(d)	(21.25	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25	%†
Net expenses(f)	0.73	%†
Expenses (before waiver/reimbursement)(f)	1.86	%†
Portfolio turnover rate	127%
Net assets at end of period (in 000's)	$887
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Retirement 2020 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$9.83
Net investment income(a)	0.12
Net realized and unrealized loss on investments	(2.52)
Total from investment operations	(2.40)
Less dividends and distributions:
From net investment income	—
From net realized gain on investments	—
Total dividends and distributions	—
Net asset value at end of period	$7.43
Total investment return(b)(c)	(24.42	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02	%†
Net expenses(e)	0.47	%†
Expenses (before waiver/reimbursement)(e)	1.48	%†
Portfolio turnover rate	134%
Net assets at end of period (in 000's)	$342
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,	June 29, 2007* through October 31,
Class A	2008	2007
Net asset value at beginning of period	$10.57	$10.00
Net investment income (a)	0.17	0.04
Net realized and unrealized gain (loss)on investments	(3.25)	0.53
Total from investment operations	(3.08)	0.57
Less dividends and distributions:
From net investment income	(0.04)	—
From net realized gain on investments	(0.01)	—
Total dividends and distributions	(0.05)	—
Net asset value at end of period	$7.44	$10.57
Total investment return (b)(c)	(29.25%)	5.70	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.79%	1.32	%†
Net expenses(e)	0.38%	0.38	%†
Expenses (before waiver/reimbursement) (e)	1.74%	35.65	%†
Portfolio turnover rate	134%	25%
Net assets at end of period (in 000's)	$4,940	$297
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Retirement 2020 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,	June 29, 2007* through October 31,
Class I	2008	2007
Net asset value at beginning of period	$10.57	$10.00
Net investment income (a)	0.19	0.05
Net realized and unrealized gain (loss)on investments	(3.24)	0.52
Total from investment operations	(3.05)	0.57
Less dividends and distributions:
From net investment income	(0.06)	—
From net realized gain on investments	(0.01)	—
Total dividends and distributions	(0.07)	—
Net asset value at end of period	$7.45	$10.57
Total investment return (b)(c)(d)	(29.14%)	5.80	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.06%	1.56	%†
Net expenses(f)	0.13%	0.13	%†
Expenses (before waiver/reimbursement) (f)	1.45%	35.16	%†
Portfolio turnover rate	134%	25%
Net assets at end of period (in 000's)	$19,743	$440
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
Class R3	May 1, 2008* through October 31, 2008
Net asset value at beginning of period	$9.98
Net investment income(a)	0.10
Net realized and unrealized loss on investments	(2.66)
Total from investment operations	(2.56)
Less dividends and distributions:
From net investment income	—
From net realized gain on investments	—
Total dividends and distributions	—
Net asset value at end of period	$7.42
Total investment return(b)(c)(d)	(25.65	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.61	%†
Net expenses(f)	0.73	%†
Expenses (before waiver/reimbursement)(f)	1.81	%†
Portfolio turnover rate	134%
Net assets at end of period (in 000's)	$1,305
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Retirement 2030 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$9.60
Net investment income	0.07	(a)
Net realized and unrealized loss on investments	(2.75)
Total from investment operations	(2.68)
Less dividends and distributions:
From net investment income	—
From net realized gain on investments	—
Total dividends and distributions	—
Net asset value at end of period	$6.92
Total investment return(b)(c)	(27.92	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26	%†
Net expenses(e)	0.46	%†
Expenses (before waiver/reimbursement)(e)	1.42	%†
Portfolio turnover rate	148%
Net assets at end of period (in 000's)	$104
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,	June 29, 2007* through October 31,
Class A	2008	2007
Net asset value at beginning of period	$10.59	$10.00
Net investment income	0.11 (a)	0.02
Net realized and unrealized gain (loss)on investments	(3.69)	0.57
Total from investment operations	(3.58)	0.59
Less dividends and distributions:
From net investment income	(0.08)	—
From net realized gain on investments	(0.01)	—
Total dividends and distributions	(0.09)	—
Net asset value at end of period	$6.92	$10.59
Total investment return (b)(c)	(33.97%)	5.90	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.22%	0.71	%†
Net expenses(e)	0.38%	0.38	%†
Expenses (before waiver/reimbursement) (e)	1.76%	35.87	%†
Portfolio turnover rate	148%	42%
Net assets at end of period (in 000's)	$4,784	$306
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Retirement 2030 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,	June 29, 2007* through October 31,
Class I	2008	2007
Net asset value at beginning of period	$10.60	$10.00
Net investment income	0.13 (a)	0.03
Net realized and unrealized gain (loss)on investments	(3.69)	0.57
Total from investment operations	(3.56)	0.60
Less dividends and distributions:
From net investment income	(0.09)	—
From net realized gain on investments	(0.01)	—
Total dividends and distributions	(0.10)	—
Net asset value at end of period	$6.94	$10.60
Total investment return (b)(c)(d)	(33.86%)	6.00	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.49%	0.96	%†
Net expenses(f)	0.13%	0.13	%†
Expenses (before waiver/reimbursement) (f)	1.36%	35.62	%†
Portfolio turnover rate	148%	42%
Net assets at end of period (in 000's)	$23,249	$287
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
Class R3	May 1, 2008* through October 31, 2008
Net asset value at beginning of period	$9.76
Net investment income	0.03	(a)
Net realized and unrealized loss on investments	(2.87)
Total from investment operations	(2.84)
Less dividends and distributions:
From net investment income	—
From net realized gain on investments	—
Total dividends and distributions	—
Net asset value at end of period	$6.92
Total investment return(b)(c)(d)	(29.10	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79	%†
Net expenses(f)	0.73	%†
Expenses (before waiver/reimbursement)(f)	1.69	%†
Portfolio turnover rate	148%
Net assets at end of period (in 000's)	$3,695
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Retirement 2040 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$9.56
Net investment income(a)	0.06
Net realized and unrealized loss on investments	(2.88)
Total from investment operations	(2.82)
Less dividends and distributions:
From net investment income	—
From net realized gain on investments	—
Total dividends and distributions	—
Net asset value at end of period	$6.74
Total investment return(b)(c)	(29.50	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10	%†
Net expenses(e)	0.46	%†
Expenses (before waiver/reimbursement)(e)	1.93	%†
Portfolio turnover rate	145%
Net assets at end of period (in 000's)	$81
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,	June 29, 2007* through October 31,
Class A	2008	2007
Net asset value at beginning of period	$10.61	$10.00
Net investment income(a)	0.10	0.02
Net realized and unrealized gain (loss)on investments	(3.91)	0.59
Total from investment operations	(3.81)	0.61
Less dividends and distributions:
From net investment income	(0.04)	—
From net realized gain on investments	(0.01)	—
Total dividends and distributions	(0.05)	—
Net asset value at end of period	$6.75	$10.61
Total investment return (b)(c)	(36.07%)	6.10	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.07%	0.49	%†
Net expenses(e)	0.38%	0.38	%†
Expenses (before waiver/reimbursement) (e)	2.57%	39.66	%†
Portfolio turnover rate	145%	25%
Net assets at end of period (in 000's)	$2,364	$265
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Retirement 2040 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,	June 29, 2007* through October 31,
Class I	2008	2007
Net asset value at beginning of period	$10.61	$10.00
Net investment income(a)	0.11	0.03
Net realized and unrealized gain (loss)on investments	(3.90)	0.58
Total from investment operations	(3.79)	0.61
Less dividends and distributions:
From net investment income	(0.05)	--
From net realized gain on investments	(0.01)	--
Total dividends and distributions	(0.06)	--
Net asset value at end of period	$6.76	$10.61
Total investment return (b)(c)(d)	(35.96%)	6.20	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.25%	0.75	%†
Net expenses(f)	0.13%	0.13	%†
Expenses (before waiver/reimbursement) (f)	2.02%	39.47	%†
Portfolio turnover rate	145%	25%
Net assets at end of period (in 000's)	$11,263	$273
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
Class R3	May 1, 2008* through October 31, 2008
Net asset value at beginning of period	$9.71
Net investment income(a)	0.04
Net realized and unrealized loss on investments	(3.02)
Total from investment operations	(2.98)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$6.73
Total investment return(b)(c)(d)	(30.69	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07	%†
Net expenses(f)	0.73	%†
Expenses (before waiver/reimbursement)(f)	2.08	%†
Portfolio turnover rate	145%
Net assets at end of period (in 000's)	$2,767
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Retirement 2050 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

Investor Class	February 28, 2008* through October 31, 2008
Net asset value at beginning of period	$9.46
Net investment income(a)	0.05
Net realized and unrealized loss on investments	(2.94)
Total from investment operations	(2.89)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$6.57
Total investment return(b)(c)	(30.55	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81	%†
Net expenses(e)	0.46	%†
Expenses (before waiver/reimbursemet)(e)	2.86	%†
Portfolio turnover rate	138%
Net assets at end of period (in 000's)	$80
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	Year ended October 31,	June 29, 2007* through October 31,
Class A	2008	2007
Net asset value at beginning of period	$10.62	$10.00
Net investment income (a)	0.09	0.01
Net realized and unrealized gain (loss)on investments	(4.05)	0.61
Total from investment operations	(3.96)	0.62
Less dividends and distributions:
From net investment income	(0.07)	--
From net realized gain on investments	(0.01)	--
Total dividends and distributions	(0.08)	--
Net asset value at end of period	$6.58	$10.62
Total investment return (b)(c)	(37.60%)	6.30	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.97%	0.29	%†
Net expenses(e)	0.38%	0.38	%†
Expenses (before waiver/reimbursement) (e)	3.52%	39.60	%†
Portfolio turnover rate	138%	24%
Net assets at end of period (in 000's)	$721	$270
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

MainStay Retirement 2050 Fund
(a series of Eclipse Funds Inc.)
(Selected per share data and ratios)

	Year ended October 31,	June 29, 2007* through October 31,
Class I	2008	2007
Net asset value at beginning of period	$10.63	$10.00
Net investment income (a)	0.09	0.02
Net realized and unrealized gain (loss)on investments	(4.03)	0.61
Total from investment operations	(3.94)	0.63
Less dividends and distributions:
From net investment income	(0.09)	--
From net realized gain on investments	(0.01)	--
Total dividends and distributions	(0.10)	--
Net asset value at end of period	$6.59	$10.63
Total investment return (b)(c)(d)	(37.49%)	6.40	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.08%	0.55	%†
Net expenses(f)	0.13%	0.13	%†
Expenses (before waiver/reimbursement) (f)	3.18%	39.11	%†
Portfolio turnover rate	138%	24%
Net assets at end of period (in 000's)	$7,191	$273
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
	May 1, 2008* through October 31,
Class R3	2008
Net asset value at beginning of period	$9.61
Net investment income (loss)(a)	0.01
Net realized and unrealized gain on investments	(3.06)
Total from investment operations	(3.05)
Less dividends and distributions:
From net investment income	--
From net realized gain on investments	--
Total dividends and distributions	--
Net asset value at end of period	$6.56
Total investment return(b)(c)(d)	(31.74	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.28	%†
Net expenses(f)	0.73	%†
Expenses (before waiver/reimbursement)(f)	2.99	%†
Portfolio turnover rate	138%
Net assets at end of period (in 000's)	$1,473
*	Commencement of operations
†	Annualized
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Total return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related SAI do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

Statement of Additional Information

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain information:

More information about the Funds, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

SEC File Number: 811-06175 (Eclipse Funds Inc.)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MSRF01-03/09
RF

Prospectus for MainStay Cash Reserves Fund Sweep Shares	March 2, 2009
MainStay® Funds
Income Fund
MainStay Cash Reserves Fund - Sweep Shares
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	General Information
5	MainStay Cash Reserves Fund - Sweep Shares
11	More About Investment Strategies and Risks
13	Shareholder Guide
19	Know With Whom You're Investing
21	Financial Highlights
General Information

This Prospectus discusses the MainStay Cash Reserves Fund Sweep Shares (the "Sweep Shares") which constitute a separate class of the MainStay Cash Reserves Fund (the "Fund"). The Fund is a separate series of Eclipse Funds Inc. (the "Company"), and the Sweep Shares class is one of two classes of shares offered by the Fund. The Fund is managed directly by New York Life Investment Management LLC, the manager of the Company ("New York Life Investments" or the "Manager").

The Manager is responsible for the day-to-day portfolio management of the Fund. For more specific information about New York Life Investments, see "Know With Whom You're Investing—Who Manages Your Money."

Pursuant to its investment objective, the Fund invests for a high level of current income and it invests, under normal market conditions, primarily in debt or fixed-income securities.

Unless otherwise stated, the Fund's investment objective is non-fundamental and may be changed without shareholder approval.

Not Insured—You Could Lose Money

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Notwithstanding the preceding statement, shareholders of the Fund will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds, which remains in effect through at least April 30, 2009. The Treasury Department has the option to renew the Program through the close of business on September 19, 2009. If extended, the Fund's Board will determine whether the Fund should continue participation in the program. Please see "Shareholder Guide - Money Market Guarantee Program" for more information.

More Information

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, principal investment strategies, principal risks, past performance and expenses of the Fund. Please review it carefully.

MainStay Cash Reserves Fund - Sweep Shares
The MainStay Cash Reserves Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Principal Investment Strategies

The Fund invests in high-quality, short-term securities denominated in U.S. dollars that generally mature in 397 days (13 months) or less and seeks to maintain a stable $1.00 share price. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. These securities may include:

  obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

  bank and bank holding company obligations such as CDs and bankers' acceptances;

  commercial paper which are short-term unsecured loans to corporations;

  loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;

  time deposits;

  repurchase agreements; and

  corporate debt securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity. However, securities collateralizing repurchase agreements may have maturities in excess of 397 days and, consistent with the provisions of Rule 2a-7, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

The Fund may also invest in variable rate notes, floaters and asset-backed securities. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of such an investment or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.

Variable rate notes are debt securities that provide for periodic adjustments to their interest rates.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

New York Life Investments, the Fund's Manager, may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, New York Life Investments may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition and changes in the condition and outlook of the issuer's industry.

Principal Risks

Since the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:

  political and economic instability;

  less publicly available information about issuers; and

  changes in U.S. or foreign tax or currency laws.

The Fund's principal investments include mortgage-related and asset-backed securities. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Additional risks associated with an investment in the Fund include:

  Not all U.S. government securities are insured or guaranteed by the U.S. Government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

  An issuer once believed to be an issuer of high-quality securities may experience a sudden collapse in its creditworthiness, becoming insolvent and defaulting in meeting interest and principal payments.

  The Fund's yield will fluctuate with changes in short-term interest rates.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the calendar year performance of the Sweep Shares has varied over the last ten years. The table shows how the average annual total returns of the Sweep Shares for one-, five- and ten-year periods compare to those of the Lipper Institutional Money Market Fund Average. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-MAINSTAY (624-6782).

Annual Returns, Sweep Shares
(by calendar year 1999-2008)

Best and Worst Quarterly Returns, Sweep Shares
(1999-2008)
	Return	Quarter/Year
Highest return/best quarter	1.46%	3Q/00
Lowest return/worst quarter	0.03%	3Q/03

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay Cash Reserves Fund
Sweep Shares	1.60%	2.53%	2.72%
7-day current yield (as of December 31, 2008): 0.30%
Lipper Institutional Money Market Funds Average[1]	2.50%	3.20%	3.35%
Lipper Money Market Funds Average[2]	2.04%	2.72%	2.89%
1	The Lipper Institutional Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.
2	The Lipper Money Market Funds Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold Sweep Shares.

Sweep Shares Class
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Redemption/Exchange Fee (as a percentage of redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees[1]	0.43%
Distribution and/or Service (12b-1) Fees[2]	0.25%
Shareholder Services Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses3,[4]	1.07%
Fee Recoupments/(Waivers/Reimbursements)[4]	(0.07)%
Net Annual Fund Operating Expenses3,[4]	1.00%
1	The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% on assets in excess of $1 billion.
2	Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
3	The Sweep Shares of the Fund are subject to a written limitation agreement with New York Life Investments under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Sweep Shares of the Fund so that the total ordinary operating expenses (total annual operating expenses excluding taxes, interest, litigation, extraordinary expenses and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.00% of average daily net assets for Sweep Shares. These expense limitations may be modified or terminated only with the approval of the Board. Under the expense limitation agreement, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitation for Sweep Shares at the same level as the April 1, 2008 agreement.
4	From time to time, the Fund's Manager may limit the Fund's expenses to the extent it deems appropriate to enhance the Fund's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.

Example*

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.

Expenses after	Sweep Shares
1 year	$102
3 years	$333
5 years	$583
10 years	$1,299
*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year.
More About Investment Strategies and Risks
Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail other investments, investment practices and risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

Derivative Securities/Instruments

The value of derivative securities is based on certain underlying fixed-income securities, interest rates, or indices. Derivative securities may be hard to sell and are typically very sensitive to changes in the underlying security, interest rate or index. If the Manager is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss to the Fund. However, all securities purchased by the Fund must meet the requirements of Rule 2a-7 under the 1940 Act, which are designed to mitigate the risk of loss.

As an investment company registered with the SEC, the Fund must "cover" open positions with respect to certain kinds of derivative instruments.

Foreign Securities

The Fund invests in securities of issuers organized outside the U.S. but are traded in U.S. dollars. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign secuerities may also be less liquid than U.S. securities. There may also be difficulty in invoking legal protections across borders. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund's total return. Risks relating to withholding or other taxes, trading, settlement, custodial and other operational risks, and the loss of stringent investor protection and disclosure standards of some foreign markets may cause the Fund's share price to be more volatile than that of a U.S. only fund.

Mortgage-Related and Asset-Backed Securities

The Fund's principal investments include mortgage-related and asset-backed securities. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such circumstances, the Fund may invest without limit in money market securities and other investments.

The Fund also may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 and its investment guidelines.

Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your investments. You are eligible to buy Sweep Shares if you are a customer of a financial institution that has made arrangements with NYLIFE Distributors LLC for the purchase of Sweep Shares.

Distribution and Services Fees

Rule 12b-1 Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Sweep Shares. Rule 12b-1 distribution and services fees are paid monthly to NYLIFE Distributors, NYLIFE Securities LLC, or any other broker-dealer or financial institution, as compensation for certain account sweep and/or other distribution-related services rendered to the Sweep Shares, at the rate of 0.25% on an annualized basis of the average daily net assets of the Sweep Shares.

Shareholder Services Plan

The Fund has adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Shareholder Services Plan, the Fund is authorized to pay to New York Life Investments, as compensation for service activities rendered by New York Life Investments, its affiliates or independent third-party service providers, to the shareholders of the Sweep Shares, a shareholder service fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Sweep Shares.

The Fund may pay to service agents "service fees" as that term is defined in the rules of the Financial Industry Regulatory Authority ("FINRA") for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that may have questions or other needs relating to their accounts.

Because the Rule 12b-1 distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

Account Representatives

Account representatives may impose other conditions on buying and selling shares. They may also charge you additional fees. They are responsible for giving you a schedule of fees and information about any conditions they've added. Ask your account representative about these fees and conditions.

Buying and Selling Shares

How to Open Your Account

If you are participating in an account sweep arrangement with a financial institution, that institution will provide you with the information you need to open an account and buy Sweep Shares.

You should speak to your account representative at your financial institution to open an account in the Fund in conjunction with your brokerage account. A financial institution will establish a single omnibus account with the Fund's transfer agent, NYLIM Service Company LLC ("NSC" or "MainStay Investments"), an affiliate of New York Life Investments, on behalf of its clients. You should read this Prospectus along with the financial institution's agreement or literature describing its services (including sweep arrangements with the Fund) and fees charged by the financial institution.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial institution on its behalf, must obtain the following information for each person that opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

How to Buy Shares

You buy shares at net asset value ("NAV"). NAV for the Fund is generally calculated at 12:00 noon Eastern time every day the New York Stock Exchange (the "Exchange") is open. The Fund does not calculate its NAV on days on which the Exchange is closed.

Shares (and fractions of shares) are purchased at market price (known as the NAV) on any day that the Exchange is open. Your price per share, generally $1.00, will be the next NAV calculated after MainStay Investments receives an order from your financial institution in proper form. This means that all necessary information, signatures and documentation has been received.

All investments must be in U.S. dollars. No wires are accepted when the Exchange or banks are closed.

Minimum Investments

The minimum required investment by a financial institution is:

  Initial investment—at least $1,000.

  Each investment after that—at least $100.

Please check with your account representative for investment minimums and/or other requirements that may apply to brokerage or other accounts through which you own Sweep Shares. The Fund may also waive investment minimums for certain qualified purchases and accept investment of smaller amounts at its discretion.

How to Sell Shares

Check with your account representative for information on how your Sweep Shares may be redeemed (sold).

Generally, if your financial institution offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover security purchases in your brokerage account.

The price of each share will be the NAV next determined after receipt of a redemption request. The Fund imposes no charge for selling your shares. You should check with your account representative to determine if your financial institution imposes a charge for selling shares.

There will be no redemptions, however, during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

Money Market Guarantee Program

The Board of Directors of the Fund has approved the Fund's participation in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program seeks to guarantee the net asset value of certain shares of participating money market funds held as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that a Fund liquidates and the per share value at the time of liquidation is less than $1.00 per share any day while the Program is in effect. Currently, the Program is scheduled to run through at least April 30, 2009.

The Program applies only to shareholders of record of the Fund on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed. It is possible that eligible shareholders would not receive $1.00 per share in the event that a guarantee payment is triggered under the Program if claims made by the Fund and any other participating money market funds exceed the amount of funds available under the Program.

If during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm. If a shareholder has questions about a potential loss of coverage, he or she should contact the carrying firm before closing an account.

Participation in the Program required a payment to the U.S. Department of the Treasury based on the number of shares outstanding in the Fund as of September 19, 2008. To date, these payments have equaled 0.025% of the applicable assets of the Fund. This expense is borne by the Fund without regard to any expense limitation currently in effect for the Fund.

The U.S. Department of the Treasury has the option to renew the Program through the close of business on September 19, 2009. If extended, the Board of Directors of the Fund will determine whether the Fund should continue participation in the Program and, if so, the Fund likely will incur additional participation fees.

More information about the Program is available at http://www.ustreas.gov.

Excessive Purchases and Redemptions or Exchanges

Given the nature of the Fund as a liquid short-term investment, the Board of Directors of the Fund has not adopted policies and procedures to monitor or discourage excessive or short-term trading in the Fund's shares. The Fund reserves the right to impose restrictions on purchases and exchanges at any time or conditions that are more restrictive than those otherwise stated in this Prospectus. To the extent that the Fund may be used to facilitate excessive or short-term trading between other MainStay Funds, an investor in the Fund should be aware that the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent excessive or short-term purchases and redemptions or exchange of shares of those other MainStay Funds in order to protect long-term Fund shareholders. For more information on the MainStay Funds' procedures with respect to excessive or short-term purchases and redemptions of Fund shares, please refer to each Fund's Prospectus.

Purchases-In-Kind

You may purchase shares of the Fund by transferring securities to the Fund in exchange for Fund shares ("in kind purchase"). In kind purchases may be made only upon the Fund's approval and determination that the securities are acceptable investments for the Fund, and are purchased consistent with the Fund's procedures relating to in kind purchases.

Redemptions-In-Kind

The Fund reserves the right to pay certain redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio. See the SAI for details.

Checkwriting Services - Money Market Fund

You can sell shares of the Fund by writing checks for $100 or more. You need to fill out special forms to set up checkwriting privileges. You cannot close your account by writing a check.

Determining the Fund's Share Price ("NAV") and Valuation of the Fund's Securities

You buy and sell shares at NAV. NAV is calculated at noon Eastern time every day the Exchange is open. The Fund does not calculate its NAV on days on which the Exchange is closed. It is intended that the Fund will maintain a stable NAV of $1.00 per share. The Fund's investments are valued based on the amortized cost method of valuation.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's SAI. MainStay Funds will publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of the Fund's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Fund's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund's quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

General Policies

Selling shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.

In the interests of all shareholders, the Fund reserves the right to:

  refuse any purchase request that could adversely affect the Fund or its operations; and

  change its minimum investment amounts.

Fair Valuation and Portfolio Holdings Disclosure

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at 12:00 noon on the New York Stock Exchange every day the Exchange is open. The Fund does not calculate its NAV on days on which the Exchange is closed. The net asset value per share for a class of shares is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund's investments is generally based on current market price. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund's portfolio securities after the close of trading on the principal markets on which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures may include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. However, given the Fund's investments will primarily be in U.S. securities, the Fund's use of fair valuation in these circumstances should be limited.

Fund Earnings

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A money market fund generally earns interest from its investments and pays this income to you as dividends. The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund. The Fund also earns capital gains when it sells securities at a profit.

When the Fund Pays Dividends

The Fund declares dividends daily and pays them monthly. You begin earning dividends the business day (i.e., a day on which the New York Stock Exchange is open for trading) that MainStay Investments receives an order by noon and payment through the Federal Funds wire system by 4:00 pm Eastern time.

When the Fund Pays Capital Gains

At the end of each fiscal year, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

Reinvestment of Earnings

Your earnings will automatically be reinvested in Sweep Shares unless you elect to receive cash distributions.

Understand the Tax Consequences

Most of Your Dividends Are Taxable

It is expected that all of the dividends paid by the Fund (including dividends paid in cash and also dividends that are reinvested in additional shares) will be taxed at the normal ordinary tax income rates to those shareholders who are subject to tax. Such dividends will not qualify for the lower tax rates that may apply to certain qualified dividends paid by corporations.

The Fund may pay you in January for dividends declared in December of the previous year. If you're not tax-exempt, you will be taxed on these dividends as if you had been paid on December 31 of the previous year.

Although it is possible that some distributions may be taxed as a return of capital, or possibly as long-term capital gains, as noted above, it is expected that all distributions will be taxed (to those shareholders who are subject to tax) as ordinary income. The Fund will mail you a tax report by February 15 of each year, which advises you on the amount and nature of dividends paid to you.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Know With Whom You're Investing

Who Manages Your Money and Runs the Fund's Day-to-Day Business?

New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Fund's Manager. In conformity with the stated policies of the Fund, New York Life Investments administers the business affairs for the Fund, subject to the supervision of the Board of Directors of the Fund. New York Life Investments, a Delaware limited liability company, was formed as an indirect, wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2008, the Manager managed over $224 billion in assets.

The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager pays the salaries and expenses of all personnel affiliated with the Fund except for the independent members of the Board and the Funds' Chief Compliance Officer, a portion of whose compensation may be paid by the Fund, and all the operational expenses that are not the responsibility of the Fund.

For the fiscal year ended October 31, 2008, the Fund paid the Manager an effective management fee for services performed of 0.36% as a percentage of the average daily net assets of the Fund.

For information regarding the basis for the Board of Directors' approval of the investment management contract, please refer to the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2008.

The Manager is not responsible for records maintained by the Fund's custodian, transfer agent or dividend disbursing agent.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Fund. The Manager and the Fund have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. The Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The fees paid to a subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of the Fund. Note that the Fund's shareholders must initially approve this manager-of-managers arrangement before it goes into effect.

Portfolio Managers

New York Life Investments uses a team of portfolio managers and analysts acting together to manage each Fund's investments. The senior members of the Fund's portfolio management team who are primarily responsible for the Fund's day-to-day management are David E. Clement and Thomas J. Girard.

Portfolio Manager Biographies:

The following section provides biographical information about each of the Fund's portfolio managers and certain other investment personnel. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds each manages is available in the SAI.

David Clement, CFA Mr. Clement has managed the MainStay Cash Reserves Fund since its inception in January 1991 and is a member of the fixed-income portfolio management team at New York Life Investments. As of March 2000, the fixed-income portfolio management team at New York Life became a part of New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.

Thomas J. Girard Mr. Girard became a portfolio manager of the MainStay Cash Reserves Fund in 2009. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, assetbacked and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Sweep Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Sweep Shares (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

Cash Reserves Fund - Sweep Shares
(a series of Eclipse Funds, Inc.)
(Selected per share data and ratios)

	Year ended October 31,
Sweep Shares Class	2008	2007	2006	2005	2004
Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.02	0.04	0.04	0.02	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00 ‡	(0.00)‡	--	0.00 ‡	0.00	‡
Total from investment operations	0.02	0.04	0.04	0.02	0.00	‡
Less dividends and distributions:
From net investment income	(0.02)	(0.04)	(0.04)	(0.02)	(0.00	)‡
From net realized gain on investments	--	--	--	--	(0.00	)‡
Total dividends and distributions	(0.02)	(0.04)	(0.04)	(0.02)	(0.00	)‡
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return	2.15%	4.41%	3.88%	1.91%	0.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.10%	4.32%	3.82%	1.90%	0.27%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses (before waiver)	1.07%	1.07%	1.04%	1.09%	1.10%
Net assets at end of year (in 000's)	$436,211	$373,383	$311,020	$271,039	$260,814
‡	Less than one cent per share.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information ("SAI"), in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the SAI do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

More information about the Fund is available, without charge, upon request:

Statement of Additional Information ("SAI")

Provides more details about the Fund. The current SAI is incorporated by reference into this Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last reporting period.

To obtain information:

More information about the Fund, including the SAI and the Annual/Semi-Annual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). This information is also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, DC 20549-0102.

NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

SEC File Number: 811-06175 (Eclipse Funds Inc.)

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MSCR01-03/09
CR

MAINSTAY FUNDS

Statement Of Additional Information

Investor Class, Class A, Class B, Class C, Class I Class R1, Class R2 and Class R3 Shares and Sweep Shares

March 2, 2009

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectuses dated March 2, 2009 (the "Prospectuses") for the Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Sweep shares of certain separate investment series (collectively, the "Funds") of The MainStay Funds, a Massachusetts business trust (the "MainStay Trust"), Eclipse Funds, a Massachusetts business trust (the "Eclipse Trust"), and Eclipse Funds Inc., a Maryland corporation, as amended or supplemented from time to time. The MainStay Trust, Eclipse Trust and Eclipse Funds Inc. may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 800-MAINSTAY (624-6782).

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the MainStay Funds or NYLIFE Distributors LLC (the "Distributor"). This SAI and the Prospectuses do not constitute an offer by the MainStay Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("NSC" doing business as "MainStay Investments"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling toll free 800-MAINSTAY (624-6782). In addition, you can make inquiries through your registered representative.

The financial statements of each of the Funds, including the Financial Highlights for the fiscal year ended October 31, 2008, as presented in the 2008 Annual Reports to Shareholders and the reports of KPMG LLP ("KPMG"), the Funds' independent registered public accounting firm, appearing therein, are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-MAINSTAY (624-6782).

MAINSTAY GROUP OF FUNDS

THE MAINSTAY FUNDS

The MainStay Trust is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of the MainStay Trust are currently offered in 20 separate portfolios: MainStay Capital Appreciation Fund, MainStay Common Stock Fund, MainStay Convertible Fund, MainStay Diversified Income Fund, MainStay Equity Index Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Institutional Bond Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Mid Cap Growth Fund, MainStay Mid Cap Value Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund, MainStay Small Cap Growth Fund, MainStay Tax Free Bond Fund, MainStay Total Return Fund, and MainStay Value Fund. Each Fund, other than Mainstay Global High Income Fund, is a diversified fund, as defined by the 1940 Act. The MainStay Equity Index Fund has been closed to new investors and new share purchases since January 1, 2002 and is not covered by this SAI.

ECLIPSE TRUST

The Eclipse Trust is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated July 30, 1986, as amended. Shares of Eclipse Trust are currently offered in 3 separate portfolios: MainStay Balanced Fund, MainStay Mid Cap Core Fund and MainStay Small Company Value Fund.

ECLIPSE FUNDS INC.

Eclipse Funds Inc. is an open-end management investment company (or mutual fund), organized as a Maryland corporation by Articles of Incorporation dated September 21, 1990, as amended.

Shares of Eclipse Funds Inc. are currently offered in 22 separate portfolios: MainStay All Cap Growth Fund, MainStay S&P 500 Index Fund, MainStay Intermediate Term Bond Fund, MainStay Indexed Bond Fund, MainStay Cash Reserves Fund, MainStay Short Term Bond Fund, MainStay Income Manager Fund, MainStay Floating Rate Fund, MainStay Growth Equity Fund, MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 High Yield Fund and MainStay 130/30 International Fund.

The MainStay Trust, Eclipse Trust and Eclipse Funds Inc. may be collectively referred to as "MainStay Funds" or the "MainStay Group of Funds." Each series of the MainStay Group of Funds may be referred to individually as a "Fund" and collectively as the "Funds." The Board of Directors of Eclipse Funds Inc. may be referred to as the "Directors" and the Boards of Trustees of the MainStay Trust and the Eclipse Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members." The Funds are authorized to offer shares in one or more of the following classes: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. The MainStay Cash Reserves Fund is also authorized to offer the Sweep Class of shares.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investments" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

Subadvisor	Fund Name
Institutional Capital LLC ("ICAP")	MainStay Trust MainStay MAP Fund (portion)
MacKay Shields LLC ("MacKay Shields")	MainStay Trust
MainStay Capital Appreciation Fund
MainStay Convertible Fund
MainStay Diversified Income Fund
MainStay Global High Income Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay International Equity Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Value Fund
MainStay Small Cap Growth Fund
MainStay Total Return Fund
MainStay Value Fund
Eclipse Trust
MainStay Small Company Value Fund

Eclipse Funds Inc.
MainStay 130/30 High Yield Fund
MainStay All Cap Growth Fund
MainStay Intermediate Term Bond Fund
MainStay Short Term Bond Fund
Madison Square Investors LLC ("Madison Square Investors")	MainStay Trust
MainStay Common Stock Fund

Eclipse Trust
MainStay Balanced Fund (equity portion)
MainStay Mid Cap Core Fund

Eclipse Funds Inc.
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth Equity Fund
MainStay Income Manager Fund (equity portion)
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay S&P 500 Index Fund

Markston International LLC ("Markston")	MainStay Trust MainStay MAP Fund (portion)
McMorgan & Company LLC ("McMorgan")	MainStay Trust MainStay Institutional Bond Fund MainStay Principal Preservation Fund
Standish Mellon Asset Management Company LLC ("Standish")	MainStay Trust MainStay Tax Free Bond Fund
Winslow Capital Management Inc. ("Winslow")	MainStay Trust MainStay Large Cap Growth Fund

Collectively, these agreements are referred to as the "Subadvisory Agreements." ICAP, MacKay Shields, Madison Square Investors, Markston, McMorgan, Standish, and Winslow are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." ICAP, MacKay Shields, Madison Square Investors and McMorgan are affiliates of New York Life Investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies.

MAINSTAY TRUST

MAINSTAY CAPITAL APPRECIATION FUND

The MainStay Capital Appreciation Fund seeks long-term growth of capital. The Fund normally invests in securities of U.S. companies with investment characteristics such as: (1) participation in expanding product or service markets; (2) increasing unit sales volume; (3) increasing return on investment; and (4) growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the MainStay S&P 500® Index.

MAINSTAY COMMON STOCK FUND

The MainStay Common Stock Fund seeks long-term growth of capital, with income as a secondary consideration. The Fund normally invests at least 80% of its net assets, plus borrowings, in common stocks. The Fund normally invests in common stocks of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have market capitalizations that, at the time of investment, are similar to companies in the MainStay S&P 500® Index and the Russell 1000® Index.

In order to meet the Fund's investment objective, the Subadvisor seeks to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Subadvisor uses a "bottom up" approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.

MAINSTAY CONVERTIBLE FUND

In selecting convertible securities for purchase or sale for the MainStay Convertible Fund, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

MAINSTAY DIVERSIFIED INCOME FUND

In managing the MainStay Diversified Income Fund, the Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

In making investment decisions with respect to duration and/or maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, net asset value ("NAV") and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders. Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest up to 30% of its total assets in equity securities. These securities may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. Beneficial interests in a trust are commonly issued as preferred stock but may also be issued as other types of instruments.

In making investments in foreign securities the Subadvisor will determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and quality of individual issuers.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

MAINSTAY GLOBAL HIGH INCOME FUND

Under normal market conditions, the MainStay Global High Income Fund invests at least 65% of its net assets, plus any borrowings, in high-yield securities. In making investments for the foreign and emerging markets sectors of the Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, and government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadvisor also determines, using good faith judgment, (1) the percentage of the Fund's assets to be invested in each emerging market; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indices of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps. The Fund is not obligated to use any of these instruments, but its Subadvisor may do so, when, in its discretion, it believes it advisable.

MAINSTAY GOVERNMENT FUND

The MainStay Government Fund seeks to achieve its investment objective by investing principally in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration. U.S. government securities also include corporate debt guaranteed by the U.S. Government in accordance with the Temporary Liquidity Guarantee Program ("TLGP").

The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

MAINSTAY HIGH YIELD CORPORATE BOND FUND

The MainStay High Yield Corporate Bond Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in securities rated below investment grade.

The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

MAINSTAY INSTITUTIONAL BOND FUND

The MainStay Institutional Bond Fund seeks to maximize total return consistent with maintaining liquidity and preserving capital. The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years. The Fund invests at least 80% of its assets in debt securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad array of individual securities and is diversified by sector, industry, specific issuer, and maturity.

The Subadvisor's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

MAINSTAY INTERNATIONAL EQUITY FUND

In making investments for the MainStay International Equity Fund, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The Subadvisor seeks long-term capital appreciation via bottom-up stock selection and favors cash flows over earnings. The investment discipline is biased towards owning quality companies with what the Subadvisor considers a strong potential for creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

The MainStay International Equity Fund may invest in depositary receipts.

MAINSTAY LARGE CAP GROWTH FUND

The MainStay Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings, in large capitalization companies.

MAINSTAY MAP FUND

The MainStay MAP Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in domestic securities but may invest up to 35% of its net assets, plus any borrowings for investment purposes, in foreign securities. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of this limitation.

The Fund employs two Subadvisors, ICAP and Markston, with complementary investment processes and styles, each of whom is responsible for managing a portion of the assets, as designated by New York Life Investments from time to time, under the general supervision of New York Life Investments.

The Fund may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board of Trustees (the "Board") is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.

In addition, the Fund may also buy "restricted" securities that cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MAINSTAY MID CAP GROWTH FUND

The MainStay Mid Cap Growth Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its assets in companies with market capitalizations similar to the market capitalization of companies in the Russell Midcap® Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." The Fund's Subadvisor will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

MAINSTAY MID CAP VALUE FUND

The MainStay Mid Cap Value Fund seeks to maximize long-term total return from a combination of capital appreciation and income. The Fund emphasizes investments in U.S. common stocks, which may include securities that pay regular dividends, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 80% of its net assets, plus borrowings, in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap® Value Index.

The Fund also may invest up to 20% of its net assets, plus borrowings, in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts ("REITs").

The value of the Fund's investment in REITs may be subject to many of the same risks associated with the direct ownership of real estate. These risks include: declines in property values due to changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; increases in property taxes, operating expenses, interest rates, or competition; overbuilding; changes in zoning laws; and losses from casualty, condemnation, zoning or natural disaster.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

In order to meet the Fund's investment objective, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and seeks to invest primarily in equities that are deemed to be undervalued.

MAINSTAY MONEY MARKET FUND

The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Fund and the reasons for such actions.

With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain guarantee obligations.

The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

MAINSTAY PRINCIPAL PRESERVATION FUND

The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Fund and the reasons for such actions.

With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain guarantee obligations.

The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

MAINSTAY SMALL CAP GROWTH FUND

The MainStay Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to companies in the Russell 2000® Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities.

The Fund's Subadvisor selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Subadvisor looks for securities of companies with above average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises, and strong management, ideally with high insider ownership.

The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

MAINSTAY TAX FREE BOND FUND

The MainStay Tax Free Bond Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.
Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest up to 25% of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 15% of the value of its net assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

MAINSTAY TOTAL RETURN FUND

The MainStay Total Return Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities that it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow. Approximately one-half of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500® Index at the time of purchase. The remainder of the Fund's equity securities will normally be invested in stocks that the Fund believes to be undervalued.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

Although the MainStay Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently and may enter into various types of swaps, including credit default swaps.

MAINSTAY VALUE FUND

The MainStay Value Fund seeks to maximize long-term total return from a combination of capital growth and income. In order to achieve this objective the Fund normally invests at least 65% of its net assets in U.S. common stocks that the Fund's Subadvisor believes are "undervalued" (selling below their value) when purchased, typically pay dividends (although there may be non-dividend paying stocks if they meet the "undervalued" criteria), and are listed on a national securities exchange or are traded in the over-the-counter market. Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. The Fund is not designed or managed primarily to produce current income.

ECLIPSE TRUST

MAINSTAY BALANCED FUND

The MainStay Balanced Fund invests approximately 60% of its net assets in mid-and large capitalization stocks and 40% of its assets in fixed income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its net assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

The Fund's Manager, New York Life Investments, manages the fixed-income portion of the Fund directly, and has retained Madison Square Investors, the Fund's Subadvisor, to manage the portion of the Fund invested in stocks.

The Fund generally invests in dividend-paying, mid-capitalization stocks that the Subadvisor determines are value stocks. The Fund may also invest in large capitalization stocks that the Subadvisor determines are value stocks. "Value" stocks are stocks that the Subadvisor determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Subadvisor applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowing in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds."

The Fund also may invest up to 5% of its total assets in warrants.

MAINSTAY MID CAP CORE FUND

The MainStay Mid Cap Core Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its assets in companies with market capitalizations that at the time of investment are similar to the market capitalizations of companies in the Russell Midcap Index, and invests primarily in common stocks of U.S. companies.

Madison Square Investors, the Fund's Subadvisor, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, and represents approximately 25% of the total market capitalization of the Russell 1000® Index.

MAINSTAY SMALL COMPANY VALUE FUND

The MainStay Small Company Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000® Value Index and invests primarily in common stocks and securities convertible into common stock.

It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Generally, stocks will be sold either when they meet the Subadvisor's price objective or when the Subadvisor believes that there is a negative change in the fundamental performance of the issuer. The Fund may invest up to 15% of net assets in REITs.

ECLIPSE FUNDS INC.

MAINSTAY 130/30 CORE FUND

The MainStay 130/30 Core Fund primarily invests in common stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000® Index over the following six to twelve months. The Subadvisor will sell short securities that it believes are likely to under perform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may also invest in real estate investment trusts.

MAINSTAY 130/30 GROWTH FUND

The MainStay 130/30 Growth Fund invests primarily in large and mid capitalization stocks. The Fund will take long positions in common stocks (i.e. purchase outright) that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000® Growth Index over the long term. The Subadvisor will sell short securities that it believes are likely to under perform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may invest in American Depositary Receipts (ADRs). ADRs are issued by U.S. depositary banks. Each ADR represents one or more shares of foreign stock or a fraction of a share. ADR holders have the right to obtain the foreign stock it represents. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares.

The Fund may also invest in real estate investment trusts

MAINSTAY 130/30 HIGH YIELD FUND

The MainStay 130/30 High Yield Fund seeks to achieve its investment objective by, under normal circumstances, investing at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality. The Fund will take long positions that MacKay Shields believes offer the potential for attractive returns. For long positions, MacKay Shields will seek to identify companies that are considered to have a high probability of outperforming the Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index") over the market cycle. The Fund will sell short securities that it believes will under perform the Index.

The Fund will generally hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. However, the long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may use derivatives, such as swaps (including credit default swaps), to establish long and short bond positions without owning or taking physical custody of securities. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments during the period of the swap. The payments may be adjusted for transaction costs, interest payments, the amount of dividends paid on the investment or instrument or other factors.

Recent market events have had an impact on one of the Fund's trading counterparties, Lehman Brothers International (Europe). As a result, the Fund is unable to transact with Lehman Brothers International (Europe) and is temporarily unable to sell securities pledged as collateral to this counterparty. This may have a temporary and limited impact on the Fund's ability to fully implement its investment strategy.

MAINSTAY 130/30 INTERNATIONAL FUND

The MainStay 130/30 International Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with attractive valuations and strong momentum characteristics. The Fund may invest in equity securities of companies that trade in emerging or developing markets, as determined by the Subadvisor, with significant investments in at least three countries outside of the United States.

For long positions, the Subadvisor will seek to identify companies that are considered to have a high probability of providing a total return greater than the Morgan Stanley Capital International Europe, Australasia and Far East Index. The Subadvisor will sell short securities that it believes are likely to under perform. The Fund will generally hold long positions equal to 130% of the Fund's equity assets and short positions equal to 30% of the Fund's equity assets. However, the long and short positions held by the Fund may vary over time, as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

The Fund may invest in American Depositary Receipts.

MAINSTAY ASSET ALLOCATION FUNDS AND MAINSTAY RETIREMENT FUNDS

The "MainStay Asset Allocation Funds," consisting of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund, along with the "Mainstay Retirement Funds," consisting of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (collectively referred to as the "MainStay Funds of Funds") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in certain series of Eclipse Funds Inc., Eclipse Trust, The MainStay Funds, ICAP Funds, Inc. and, with respect to the MainStay Retirement Funds, certain unaffiliated investment companies. The series in which the MainStay Funds of Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds currently are advised by New York Life Investments and considered to be an "affiliate" of and within the same "group of investment companies" as the MainStay Funds of Funds. With respect to certain Underlying Funds, the Manager has retained the services of one or more subadvisors (each a "Subadvisor") to manage the MainStay Funds of Funds and the portfolios of those Underlying Funds. The Underlying Funds in which the MainStay Funds of Funds may invest, as set forth in the Funds' prospectus, are described in this SAI. The Subadvisor may change the Underlying Funds from time to time without prior approval from shareholders. The MainStay Asset Allocation Funds do not currently invest in Underlying Funds that are not "affiliates" of or within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. The MainStay Retirement Funds will normally invest in affiliated Underlying Funds, and may also invest in unaffiliated Underlying Funds in order to gain exposure to asset classes not currently offered by the MainStay Group of Funds.

By investing in the Underlying Funds, the MainStay Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled "Investment Practices, Instruments and Risks Common to Multiple Funds," depending upon how their assets are allocated among the Underlying Funds. The MainStay Funds of Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds. These securities and instruments are described in the Underlying Funds' current Prospectuses and SAI, which for the affiliated Underlying Funds are available upon request, free of charge, by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) or on the internet at mainstayinvestments.com.

The MainStay Funds of Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid securities, such as the following: bank obligations, commercial paper, exchange traded funds, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(2) securities, and reverse repurchase agreements. These securities are described later in this section. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the MainStay Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

The Underlying Funds may engage in investment practices, or invest in instruments to the extent permitted in the Prospectus and SAI through which they are offered. Unless otherwise stated in the applicable Prospectus, investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Fund may elect in its sole discretion to employ or not employ the various techniques. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

MAINSTAY ALL CAP GROWTH FUND

The MainStay All Cap Growth Fund normally invests at least 80% of its assets in equity securities. The Fund normally invests in securities with growth characteristics across the entire range of market capitalizations as described by the Russell 3000® Growth Index.

The Fund may invest in common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa3 or better by Moody's Investors Service Inc. ("Moody's") or BBB- or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

The Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts does, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

MAINSTAY CASH RESERVES FUND

The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Fund and the reasons for such actions.

With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain guarantee obligations.

The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

MAINSTAY FLOATING RATE FUND

The MainStay Floating Rate Fund normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities ("Floating Rate Loans"). Floating Rate Loans are typically the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. For additional information on these investments, see the section entitled "Floating Rate Loans." The Fund may invest up to 25% of its total assets in foreign securities.

The Fund may also invest in common stocks, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

When formed, the Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

MAINSTAY GROWTH EQUITY FUND

The MainStay Growth Equity Fund normally invests at least 80% of its assets in equity securities. The Fund invests generally in large capitalization stocks that the Fund's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the Russell 1000® Growth Index) over the long term.

The Subadvisor uses a "bottom-up" investment approach when selecting investments for the Fund. This means it bases investment decisions on company specific factors such as those listed below, not general economic conditions.

In selecting stocks for the Fund, the Subadvisor uses several models that attempt to select securities with improving earnings growth characteristics from among the largest publicly traded U.S. large- and mid-capitalization growth stocks within the Russell 1000® Growth Index. Each model uses as inputs the following market analysts, price momentum, free cash flow yield, and a valuation factor, such as price revenues. Each model's return forecast is combined to create a single return forecast for each company in the investment universe. This methodology permits the Subadvisor to evaluate companies compared both to their competitors and to companies in other industries.

The Subadvisor also employs a sell discipline pursuant to which it will typically consider selling a position in a company:

  If the company's short-term relative performance deteriorates significantly;

  If the company falls below the median in the Subadvisor's quantitative universe; or

  If the Subadvisor engages in periodic rebalancing of the Fund.

Typically, the Subadvisor intends to invest substantially all of the Fund's investable assets in domestic securities, however, the Fund is permitted to invest up to 20% of its net assets in foreign securities (those issued by companies organized outside the U.S. and traded in markets outside the U.S.). Since the Fund may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies.

MAINSTAY INCOME MANAGER FUND

The MainStay Income Manager Fund invests approximately 65% in equity securities and approximately 35% in fixed income debt securities. The Fund may invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with respect to those securities; up to 10% of total assets in interest rate, equity (including index or other equity swaps), and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

The Fund's Manager, New York Life Investments, manages the fixed-income portion of the Fund directly, and has retained Madison Square Investors, the Fund's Subadvisor, to manage the portion of the Fund invested in stocks.

The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

At times, the actual allocation for each asset class may differ from the asset class constraints discussed in the Prospectus, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Subadvisor has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Subadvisor will move cash or reallocate assets within seven days.

The Fund's allocation is structured to take advantage of perceived imbalances in relative pricing. The Manager believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Subadvisor to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

MAINSTAY INDEXED BOND FUND

The MainStay Indexed Bond Fund invests primarily in a representative sample of securities with characteristics similar to securities in the Fund's primary benchmark index. Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the Fund's benchmark index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets.

The Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs.

The Manager may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

MAINSTAY INTERMEDIATE TERM BOND FUND

In addition to the investments discussed in the Prospectus, the MainStay Intermediate Term Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.

MAINSTAY S&P 500 INDEX FUND

In addition to the investments discussed in the Prospectus, the MainStay S&P 500® Index Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

The weightings of stocks in the S&P 500® Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Subadvisor seeks to provide investment results that mirror the performance of the Index. The Subadvisor attempts to achieve this objective by investing in the stocks in the Index in the same proportion as their representation in the Index.

It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.

Special Considerations for the Fund. "Standard & Poor's," "S&P 500®," "S&P®," "Standard & Poor's 500®" and "S&P 500® Index are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of New York Life Investments, the Fund's Manager. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

The MainStay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the MainStay S&P 500 Index Fund, or any member of the public regarding the advisability of investing in securities generally or in the MainStay S&P 500 Index Fund particularly, or the ability of the S&P 500® Index, to track general stock market performance. S&P's only relationship to New York Life Investments is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index which are determined, composed and calculated by S&P without regard to New York Life Investments or the MainStay S&P 500 Index Fund. S&P has no obligation to take the needs of New York Life Investments or the shareholders of the MainStay S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the MainStay S&P 500 Index Fund or the timing of the issuance or sale of the MainStay S&P 500 Index Fund, or in the determination or calculation of the equation by which the MainStay S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the MainStay S&P 500 Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by New York Life Investments, the shareholders of the MainStay S&P 500 Index Fund, or any other person or entity from the use of any S&P® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The inclusion of a security in an index in no way implies an opinion by S&P as to the attractiveness of that security as an investment.

In managing the MainStay S&P 500 Index Fund, the Manager seeks to provide investment results which mirror the performance of the S&P 500® Index. The Manager attempts to achieve this objective by investing in all stocks in the S&P 500® Index in the same proportion as their representation in the Index. It is a reasonable expectation that there will be a close correlation between the MainStay S&P 500 Index Fund's performance and that of the S&P 500® Index in both rising and falling markets. The correlation between the performance of the MainStay S&P 500 Index Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the MainStay S&P 500 Index Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index. The MainStay S&P 500 Index Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the S&P 500® Index, and the timing and amount of shareholder redemptions, if any.

MAINSTAY SHORT TERM BOND FUND

The MainStay Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations ("S&Ls") and denominated in U.S. dollars or foreign currencies.

The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa3 or better by Moody's or BBB- or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

The Fund may invest up to 20% of total assets in securities denominated in foreign currencies, but does not currently contemplate doing so. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions for each of the Funds as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into (except for fundamental restriction #2 of Eclipse Trust regarding diversification and fundamental restriction #4 regarding borrowing and issuing senior securities for Eclipse Funds Inc.). Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

MAINSTAY TRUST

The investment restrictions applicable to the MainStay Trust apply to each of the following Funds, except as noted below:

MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Convertible Fund
MainStay Diversified Income Fund
MainStay Global High Income Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Institutional Bond Fund
MainStay International Equity Fund
MainStay Large Cap Growth Fund	MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Value Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Small Cap Growth Fund
MainStay Tax Free Bond Fund
MainStay Total Return Fund
MainStay Value Fund

Each Fund:

  except MainStay Global High Income Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. MainStay Global High Income Fund is a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) with respect only to the MainStay Money Market Fund and the MainStay Principal Preservation Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the MainStay Money Market Fund and MainStay Principal Preservation Fund, Clause (iii)).

  For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

  may issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following fundamental investment restrictions are applicable to the MainStay Tax Free Bond Fund only. The MainStay Tax Free Bond Fund must:

  invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

  invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

ECLIPSE TRUST

The investment restrictions applicable to Eclipse Trust apply to each of the following Funds:

MainStay Balanced Fund MainStay Mid Cap Core Fund MainStay Small Company Value Fund

Each of Eclipse Trust's Funds may not:

  issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

  borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

  act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration;

  purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

  invest more than 25% of the value of its total assets in any one industry.

  For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  purchase or otherwise acquire interests in real estate (including, in the case of the MainStay Mid Cap Core Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the MainStay Balanced Fund may acquire mortgage-backed securities;

  purchase or acquire commodities or commodity contracts;

  make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

  purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

  mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

  purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

  sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

  participate on a joint, or a joint and several, basis in any securities trading account; or

  invest in companies for the purpose of exercising control.

ECLIPSE FUNDS INC.

The investment restrictions applicable to Eclipse Funds Inc. apply to each of the following Funds, except as noted below:

MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 High Yield Fund
MainStay 130/30 International Fund
MainStay All Cap Growth Fund
MainStay Cash Reserves Fund
MainStay Conservative Allocation Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Growth Equity Fund
MainStay Income Manager Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay S&P 500 Index Fund
MainStay Short Term Bond Fund

Each of Eclipse Funds Inc.'s Funds, with the exception of the MainStay 130/30 Funds and MainStay Retirement Funds, may not:

  invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;
  For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

  invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

  borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

  lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

  purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectuses and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

  act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act;

Each of the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund, MainStay 130/30 International Fund, MainStay 130/30 High Yield Fund, MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund:

  shall be a "diversified company," as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii).

  For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's GICS or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

  may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, form time to time;

  may make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;

  may act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

  may issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to each Fund's fundamental investment restrictions, the Board Members have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent intentions of the Board Members based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board Members without requiring prior notice to or approval of shareholders.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

MAINSTAY TRUST

Under these non-fundamental restrictions, each of the MainStay Trust's Funds may not:

  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition, the following non-fundamental investment restrictions apply:

  The MainStay Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the Subadvisor to be of comparable quality.

  The MainStay Total Return Fund may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB- by S&P, or, if unrated, judged by the Subadvisor to be of comparable quality.

  The MainStay High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P.

  The MainStay Convertible Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay International Equity Fund, MainStay MAP Fund, MainStay Money Market Fund, MainStay Tax Free Bond Fund, and MainStay Total Return Fund may not enter into reverse repurchase agreements.

  Each of the MainStay Common Stock Fund, MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Large Cap Growth Fund, MainStay Mid Cap Value Fund and MainStay Small Cap Growth Fund may not invest more than 5% of its total assets in reverse repurchase agreements.

  The MainStay Government Fund and MainStay Tax Free Bond Fund may not invest in foreign securities.

  The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in foreign currencies.

  The MainStay MAP Fund may not invest in non-government mortgage pass-through securities.

  The MainStay Government Fund, MainStay MAP Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not purchase or write options on foreign currencies.

  The MainStay Capital Appreciation Fund, MainStay Common Stock Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Mid Cap Growth Fund, MainStay Mid Cap Value Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund, MainStay Small Cap Growth Fund, and MainStay Value Fund may not purchase or sell futures contracts on debt securities or indices of debt securities.

  The MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Mid Cap Growth Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund, and MainStay Tax Free Bond Fund may not purchase or sell stock index futures.

  The MainStay Government Fund, MainStay Money Market Fund, and MainStay Tax Free Bond Fund may not purchase or sell foreign currency futures.

  The MainStay Government Fund, MainStay MAP Fund, MainStay Money Market Fund, and MainStay Principal Preservation Fund may not enter into interest rate, index or currency exchange rate swap agreements.

  The MainStay Government Fund, MainStay Money Market Fund and MainStay Tax Free Bond Fund may not invest in convertible securities.

  The MainStay International Equity Fund, MainStay MAP Fund and MainStay Tax Free Bond Fund may not simultaneously purchase and sell a security in different markets to take advantage of price differences in the different markets.

  The MainStay Money Market Fund and MainStay Principal Preservation Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

  The MainStay Money Market Fund and MainStay Principal Preservation Fund may not invest in leveraged inverse floating rate debt instruments.

ECLIPSE TRUST

Under these non-fundamental restrictions, each of Eclipse Trust's Funds may not:

  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

  invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) of $1 billion or less, or the equivalent in other currencies. These limitations do no prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements discussed above under "Bank Obligations";

  purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges;

  invest in collateralized mortgage obligation residuals in excess of 5% of their net assets.

The following non-fundamental investment restrictions also apply:

  The MainStay Balanced Fund may invest only up to 20% of its total assets in foreign government securities of issuers in countries considered stable by the Manager and Subadvisor and in securities of supranational entities.

ECLIPSE FUNDS INC.

Under these non-fundamental restrictions, each of Eclipse Funds Inc.'s Funds, except the MainStay Asset Allocation Funds and the MainStay Retirement Funds, may not:

  acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

In addition, the following non-fundamental investment restrictions apply:

  The MainStay All Cap Growth Fund and MainStay S&P 500 Index Fund may not invest in floating and variable rate debt instruments.

  The MainStay S&P 500 Index Fund may invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500® Index.

  The MainStay Cash Reserves Fund may not invest in foreign securities denominated in foreign currencies.

  The MainStay Cash Reserves Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

  The MainStay Intermediate Term Bond Fund may invest up to 10% of its total assets in debt securities, including short-term debt instruments, which are rated below investment grade (i.e., below BBB- by S&P or Baa3 by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor.

  The MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Income Manager Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more that 10% of the Fund's total assets.

  Each of the Funds, except MainStay Growth Equity Fund, limits its investment in collateralized mortgage obligation residuals to less than 5% of its net assets.

For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The MainStay Group of Funds has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the MainStay Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
MAINSTAY TRUST
MainStay Common Stock Fund	To invest, under normal circumstances, at least 80% of its assets in common stocks.
MainStay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.
MainStay Government Fund	To invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
MainStay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
MainStay Institutional Bond Fund	To invest, under normal circumstances, at least 80% of the value of its assets in debt securities.
MainStay International Equity Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities.
MainStay Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
MainStay Mid Cap Growth Fund	To invest, under normal circumstances, at least 80% of its assets in securities of mid capitalization companies, as defined from time to time in the current prospectus of the Fund.
MainStay Mid Cap Value Fund	To invest, under normal circumstances, at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap® Value Index.
MainStay Small Cap Growth Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus of the Fund.
MainStay Tax Free Bond Fund	To invest, under normal circumstances, at least 80% of its assets in municipal bonds.
ECLIPSE TRUST
MainStay Mid Cap Core Fund	To invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Fund.
MainStay Small Company Value Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies, as defined in the current prospectus of the Fund.
ECLIPSE FUNDS INC.
MainStay Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in floating rate loans.
MainStay Growth Equity Fund	To invest, under normal circumstances, at least 80% of its assets equity securities.
MainStay Intermediate Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay Indexed Bond Fund	To invest, under normal circumstances, at least 80% of its net assets in debt securities connoted by the designated index.
MainStay S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
MainStay Short Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
MainStay 130/30 High Yield Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities (sometimes called "junk bonds"), including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectus, the Subadvisors may, in their discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds, excluding the MainStay Funds of Funds, may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Appropriate investments for the MainStay Funds of Funds are noted. Unless otherwise stated in the Prospectuses, investment techniques are discretionary. That means the Manager or Subadvisors may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

None of the Funds alone constitutes a complete investment program.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program and the NAV per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets, both domestic and international. As of the date of this SAI, these events have included, but are not limited to, the U.S. Government's placement of the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the U.S. Government's support of American International Group, Inc ("AIG"), reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures taken by the U.S. and foreign governments to ban or restrict short-selling. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. It is uncertain how long these conditions will continue.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. For example, under the Troubled Asset Relief Program ("TARP"), the U.S. Government invested more than $300 billion in financial institutions during 2008 alone. The implications of government ownership and disposition of these assets are unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean that there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and, ultimately, may cause a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on each Fund.

ARBITRAGE

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code.

BANK OBLIGATIONS

A Fund, including the MainStay Funds of Funds, may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. The Funds may invest in CDs, time deposits and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Funds will not benefit from insurance administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Fund, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions." The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

A Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

A Fund, including the MainStay Funds of Funds, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 by Moody's or A-1 by S&P, and in addition, in the case of MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund, at least F-1 by Fitch Ratings or at least R-1L by Dominion Bond Rating Service, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, certain Funds may invest up to 5% of their total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality.

Commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

The Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

CREDIT AND LIQUIDITY ENHANCEMENTS

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

Corporate debt securities with a rating lower than BBB- by S&P, and corporate debt securities rated Baa3 or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisors will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

To the extent a Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, the Fund may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. (See also "Securities of Other Investment Companies.")

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

FIRM OR STANDBY COMMITMENTS — OBLIGATIONS WITH PUTS ATTACHED

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a firm commitment basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time Eclipse Trust makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. The Cash Reserves Fund may enter in a floating rate debt instrument if there is a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three to six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Cash Reserves Fund, Money Market Fund or Principal Preservation Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN CURRENCY TRANSACTIONS

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's foreign currency transactions. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge", could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund's sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, a Fund's forward contracts. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value, for senior security purposes. The portion of a Fund's assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund's asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Manager and Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

A Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisors currently consider to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisors do not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

A Fund may invest, subject to compliance with each Fund's limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the MainStay Money Market Fund and the MainStay Principal Preservation Fund are restricted to purchasing U.S. dollar denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.- dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. For a discussion on Currency Futures, please see "Foreign Currency Transactions" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the Commodity Futures Trading Commission ("CFTC"). Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

The Trust has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Trust nor any of the Funds is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Securities Index Futures. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. A Fund will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund's net assets.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

HIGH-YIELD SECURITIES ("JUNK BONDS")

Securities rated lower than Baa3 by Moody's or lower than BBB- by S&P or unrated securities determined to be of comparable quality (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade." Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price, at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

HYBRID INSTRUMENTS AND OTHER CAPITAL SECURITIES

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's net asset value. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

ILLIQUID SECURITIES

A Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets (10% of the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund, respectively) to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-

INVESTMENT COMPANIES

A Fund, including the MainStay Funds of Funds, may invest in securities of other investment companies, including business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund's prospectus and SAI. Among other things, the 1940 Act limitations prohibit a Fund from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Fund's total assets in securities of any one investment company, and (3) investing more than 10% of the Fund's total assets in securities of all investment companies. These restrictions do not apply to the MainStay Asset Allocation Funds and the MainStay Retirement Funds, and may not apply to certain investments in money market funds. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, no Fund (except the MainStay Asset Allocation Funds and the MainStay Retirement Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The MainStay Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with State Street Bank and Trust Company ("State Street"), which acts as the Funds' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. The Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. The Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

Subject to exemptive relief granted to the Funds from certain provisions of the 1940 Act, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Funds.

LOAN PARTICIPATION INTERESTS

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

A Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

A Fund may make a direct investment in a floating rate loans pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. A Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Manager must determine that the investment is suitable for each Fund based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' unfunded loan commitments. The value of the Funds' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

The Fund records an investment when the borrower draws down the money and records interest as earned.

MORTGAGE DOLLAR ROLLS

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the Government National Mortgage Association ("GNMA"), FHLMC, and Federal National Mortgage Association ("FNMA"), or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments subject to a Fund's limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the "subprime" residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by certain of the Funds. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience further declines after they are purchased by such Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, and could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds that have invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. Government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. In September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity's shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury has committed to contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Fund's Manager or Subadvisor, are illiquid, subject to a Fund's limitation on investments in illiquid securities.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMCCMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including SLs, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Certain of the Funds limit their investment in CMO residuals to less than 5% of their net assets.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of pre-payment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e. mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments.

Other Asset-Backed Securities. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some Municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term Municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal bonds.

Some Municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Prices and yields on Municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

  Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

  Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

  Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

  Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

  Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of Municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's Municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board.

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

OPTIONS

A Fund may use options for any lawful purposes consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put) a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

A Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which a Fund may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from - larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. The Board Members have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Board Members have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor, as the case may be, pursuant to guidelines approved by the Board Members.

The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid. These factors include:

1. The frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

2. The number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

3. Dealer undertaking to make a market in the 144A security; and

4. The nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

To make the determination that an issue of 4(2) commercial paper is liquid, the Manager or Subadvisor may consider the following:

1. The 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

2. The 4(2) commercial paper is rated:

  In one of the two highest rating categories by at least two NRSROs; or

  If only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

  If the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

3. There is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to cover their obligations under the agreement.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

SHORT SALES

Applicable to Funds of Eclipse Trust and Eclipse Funds Inc. only. Certain Funds may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

SHORT SALES AGAINST THE BOX

Applicable to Funds of MainStay Trust only. A Fund may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

A Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. A Fund may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets (or 15% of the total assets for Funds of Eclipse Trust and Eclipse Funds Inc., as well as the MainStay Diversified Income Fund and MainStay Global High Income Fund which are part of MainStay Trust). Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Additionally, certain Funds may enter into equity swap transactions, interest rate swap transactions or credit default swap transactions consistent with their investment objective and policies. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund's portfolio.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

A Fund's ability to enter into certain swap transactions may be limited by tax considerations.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Fund's limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Fund's Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the MainStay Global High Income Fund and MainStay International Equity Fund may hold foreign cash and cash equivalents.

In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS

TBA or "to be announced" purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. The Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to be announced basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund's commitments. On delivery for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

VARIABLE RATE DEMAND NOTES ("VRDNS")

The MainStay Tax Free Bond Fund may invest in tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The MainStay Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the MainStay Tax Free Bond Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. The MainStay Tax Free Bond Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

If an issuer of a variable rate demand note defaulted on its payment obligation, the MainStay Tax Free Bond Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.

WARRANTS

To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Funds' commitments to purchase securities on a when-issued basis. The value of a Fund's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

BOARD MEMBERS AND OFFICERS

MANAGEMENT

The Board Members oversee the MainStay Group of Funds, the Manager, the Subadvisors and elect the officers of the Funds who are responsible for the day to day operations of the Funds. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one year periods with the approval of the Board's Nominating and Governance Committee, except that no Board Member shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
John Y. Kim 9/24/60*	Indefinite; MainStay Trust: Trustee since September 2008 Eclipse Trust: Trustee since September 2008 Eclipse Funds Inc.: Trustee since September 2008	Member of the Board of Managers and President and Chief Executive Officer (since April 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers, MacKay Shields LLC (since April 2008); Chairman of the Board, Institutional Capital LLC, Madison Capital LLC, McMorgan & Company LLC, Chairman and Chief Executive Officer, NYLIFE Distributors LLC and Chairman of the Board of Managers, NYLCAP Manager, LLC (since April 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	72	Director, ICAP Funds, Inc. since September 2008 (4 funds); Director, MainStay VP Series Fund, Inc. since September 2008 (23 portfolios)
*

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."

NAME AND DATE OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY BOARD MEMBER	OTHER DIRECTORSHIPS HELD BY BOARD MEMBER
Susan B. Kerley 8/12/51	Indefinite; MainStay Trust: Chairman and Board Member since 2007 Eclipse Trust: Chairman since 2005, and Trustee since 2000 Eclipse Funds Inc.: Chairman since 2005 and Director since 1990	President, Strategic Management Advisors LLC (since 1990)	72	Chairman and Director, ICAP Funds, Inc., since 2006 (4 funds); Chairman and Director, MainStay VP Series Fund, Inc., since 2007 (23 portfolios); Trustee, Legg Mason Partners Funds, Inc., since 1991 (68 portfolios)
Alan R. Latshaw 3/27/51	Indefinite; MainStay Trust: Trustee and Audit Committee Financial Expert since 2006 Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007 Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	72	Director and Audit Committee Financial Expert, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 2007 (23 portfolios); Trustee, State Farm Associates Funds Trusts since 2005 (3 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)
Peter Meenan 12/5/41	Indefinite; MainStay Trust: Trustee since 2007 Eclipse Trust: Trustee since 2002 Eclipse Funds Inc.: Director since 2002	Independent Consultant; President and Chief Executive Officer, Babson – United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	72	Director, ICAP Funds, Inc., since 2006 (4 funds); Director, MainStay VP Series Fund, Inc. since 2007 (23 portfolios)
Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay Trust: Trustee since 2007 Eclipse Trust: Trustee since 2007 Eclipse Funds Inc.: Director since 2007	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	72	Director, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 2006 (23 portfolios)
Richard S. Trutanic 2/13/52	Indefinite; MainStay Trust: Trustee since 1994 Eclipse Trust: Trustee since 2007 Eclipse Funds Inc.: Director since 2007	Chairman (1990 to present) and Chief Executive Officer (1990 to 1999 and since 2004), Somerset & Company (financial advisory firm); Managing Director and Advisor, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Member of the Board, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	72	Director, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 2007 (23 portfolios)
Roman L. Weil 5/22/40	Indefinite; MainStay Trust: Trustee and Audit Committee Financial Expert since 2007 Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007 Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007	V. Duane Rath Professor of Accounting, Graduate School of Business, University of Chicago; President, Roman L. Weil Associates, Inc. (consulting firm); Board Member and Chairman of the Board, Ygomi LLC (information and communications company)	72	Director, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 1994 (23 portfolios)
John A. Weisser 10/22/41	Indefinite; MainStay Trust: Trustee since 2007 Eclipse Trust: Trustee since 2007 Eclipse Funds Inc.: Director since 2007	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	72	Director, ICAP Funds, Inc., since 2007 (4 funds); Director, MainStay VP Series Fund, Inc., since 1997 (23 portfolios); Trustee, Direxion Funds (30 portfolios) and Direxion Insurance Trust (3 portfolios) since 2007; Trustee, Direxion Shares ETF Trust, since 2008 (8 portfolios)
OFFICERS (WHO ARE NOT BOARD MEMBERS)*
NAME AND DATE OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since 2007	Assistant Treasurer, New York Life Investment Management Holdings LLC (since July 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)
Jeffrey A. Engelsman** 9/28/67	Vice President and Chief Compliance Officer since January 2009	Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIM Service Company (since 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc., and MainStay VP Series Fund, Inc. (2005 to 2008); Director and Senior Counsel, Deutsche Asset Management (1999 to 2005)
Stephen P. Fisher 2/22/59	President since 2007	President and Chief Executive Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); Managing Director – Retail Marketing, New York Life Investment Management LLC (2003 to 2005); President, MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (since 2007); Managing Director, UBS Global Asset Management (1999 to 2003)
Scott T. Harrington 2/8/59	Vice President — Administration since 2005	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, MainStay VP Series Fund, Inc. (since 2005) and ICAP Funds, Inc. (since 2006)
Alison H. Micucci** 12/16/65	Senior Vice President since 2006	Senior Managing Director (2006 to 2008), Managing Director (2004 to 2006), and Chief Compliance Officer (2004 to 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Senior Managing Director, Compliance (since 2006) and Managing Director, Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief Compliance Officer, NYLCAP Manager LLC; Senior Vice President, MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (since 2006); Chief Compliance Officer, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc. and ICAP Funds, Inc. (2006 to 2009); Deputy Chief Compliance Officer, New York Life Investment Management LLC (2002 to 2003); Vice President and Compliance Officer, Goldman Sachs Asset Management (1999 to 2002)
Marguerite E.H. Morrison 3/26/56	Chief Legal Officer since 2008 and Secretary since 2004	Vice President, Associate General Counsel and Assistant Secretary, New York Life Insurance Company (since 2008); Managing Director, Associate General Counsel and Assistant Secretary, New York Life Investment Management LLC (since 2004); Managing Director and Secretary, NYLIFE Distributors LLC; Secretary, NYLIM Service Company (since 2008); Assistant Secretary, New York Life Investment Management Holdings LLC (since 2008); Chief Legal Officer (since 2008) and Secretary, and MainStay VP Series Fund, Inc. (since 2004) and ICAP Funds, Inc. (since 2006); Chief Legal Officer—Mutual Funds and Vice President and Corporate Counsel, The Prudential Insurance Company of America (2000 to 2004)
*

The officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, McMorgan Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one year term.

**	On January 1, 2009, Alison Micucci resigned as Chief Compliance Officer of the Funds, and Jeffrey A. Engelsman was appointed to that position effective January 1, 2009.

BOARD MEMBERS

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, and the Nominating and Governance Committee. The Board also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Board Members.

Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Funds' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Susan B. Kerley and Roman L. Weil. The Committee held 6 meetings during the fiscal year ended October 31, 2008.

Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Funds are or are proposed to be parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee held 4 meetings during the fiscal year ended October 31, 2008.

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 4 meetings during the fiscal year ended October 31, 2008.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Committee held 5 meetings during the fiscal year ended October 31, 2008.

The Nominating and Governance Committee has adopted Policies for Consideration of Board Member candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Funds' Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack R. Benintende (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Marguerite E. H. Morrison, Alison Micucci and Jae Yoon. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Committee held 4 meetings during the fiscal year ended October 31, 2008.

Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Alison Micucci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack R. Benintende, Gary Wendlandt and William Cheng. The Valuation Subcommittee held 54 meetings during the fiscal year ended October 31, 2008.

As of December 31, 2008, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the MainStay Group of Funds was as follows:

INTERESTED BOARD MEMBER
INTERESTED BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
John Y. Kim[1]	None	$0
1

This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, Institutional Capital LLC, Markston International, LLC, Winslow Capital Management, Inc., McMorgan LLC, Standish Mellon Asset Management Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC.

INDEPENDENT BOARD MEMBERS
INDEPENDENT BOARD MEMBER	DOLLAR RANGE OF EQUITY SECURITIES IN THE MAINSTAY GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
Susan B. Kerley	MainStay Cash Reserves Fund - $1 - $10,000 MainStay Floating Rate Fund - $10,001 - $50,000 MainStay Moderate Allocation Fund - Over $100,000	Over $100,000
Alan R. Latshaw	MainStay High Yield Corporate Bond Fund - $1 - $10,001 MainStay Large Cap Growth Fund - $1 - $10,001	$10,001 - $50,000
Peter Meenan	MainStay Large Cap Growth Fund - $10,001 - $50,000	Over $100,000
Richard H. Nolan, Jr.	MainStay High Yield Corporate Bond Fund - Over $100,000	Over $100,000
Richard S. Trutanic	MainStay Total Return Fund - $1 - $10,000	$1 - $10,000
Roman L. Weil	MainStay MAP Fund - $50,000 - $100,000	$50,001 - $100,000
John A. Weisser	MainStay Money Market Fund $1 - $10,000 MainStay High Yield Corporate Bond Fund - $10,001 - $50,000	$10,001 - $50,000

As of December 31, 2008, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the MainStay Group of Funds, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the MainStay Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the MainStay Group of Funds.

COMPENSATION

The following Compensation Table reflects the compensation received by certain Board Members, for the fiscal period ended October 31, 2008, from the MainStay Group of Funds. Effective January 1, 2009, the Independent Board Members receive from the Fund Complex (defined below), either directly or indirectly, an annual retainer of $100,000, a fee of $15,000 for each regular Board meeting and associated Committee meetings attended, a fee of $7,500 per day for other in-person Board meetings, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts and Nominating and Governance Committees each receive an annual fee of $15,000. The Independent Board Members had a different compensation arrangement prior to January 1, 2009. The MainStay Group of Funds paid its pro rate share of the above-referenced fees based on the net assets of the MainStay Group of Funds and other funds in the Fund Complex for which the Directors and Trustees as of the end of the fiscal year.

BOARD MEMBER	AGGREGATE COMPENSATION FROM MAINSTAY TRUST	AGGREGATE COMPENSATION FROM ECLIPSE TRUST	AGGREGATE COMPENSATION FROM ECLIPSE FUNDS INC.	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE MAINSTAY GROUP OF FUNDS AND THE FUND COMPLEX PAID TO BOARD MEMBERS
Susan B. Kerley	$93,365	$12,007	$39,180	NONE	NONE	$243,115
Alan R. Latshaw	91,740	12,096	38,461	NONE	NONE	238,149
Peter Meenan	94,404	12,409	39,568	NONE	NONE	245,255
Richard H. Nolan, Jr.	88,942	11,428	37,308	NONE	NONE	231,840
Richard S. Trutanic	85,790	11,367	35,954	NONE	NONE	222,873
Roman L. Weil	84,655	11,277	35,362	NONE	NONE	219,767
John A. Weisser	88,932	11,427	37,304	NONE	NONE	231,840

As of January 31, 2009, the Board Members and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds.

CODES OF ETHICS

The MainStay Group of Funds, the Manager, the Distributor, and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the MainStay Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS, AND THE DISTRIBUTOR

MANAGEMENT AGREEMENTS

Pursuant to the Funds' respective Amended and Restated Management Agreements, dated as of August 1, 2008 (the "Management Agreements"), New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investments is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life").

The Management Agreements remain in effect for two years following their initial effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the MainStay Group of Funds, the Manager or the Subadvisors (the "Independent Board Members").

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Board Members or officers of the MainStay Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses, the Manager bears the following expenses:

  the salaries and expenses of all personnel of the MainStay Group of Funds and the Manager, except the fees and expenses of Board Members not affiliated with the Manager or a Subadvisor;

  the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

  all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the MainStay Group of Funds, as the case may be.

With respect to certain Funds, the Manager has entered into a written expense limitation agreement under which it has agreed to waive a portion of each Fund's management fee or reimburse expenses to the extent that such Fund's total ordinary operating expenses (total fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transactions expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other fund in which a Fund invests) on an annualized basis exceed a certain percentage on a per class basis, as specified in the Funds' Prospectuses, from time to time. These expense limitations may be modified or terminated only with the approval of the Board. The Manager may recoup the amount of any management fee waivers or expense reimbursements from a Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the MainStay Group of Funds have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Board Members, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

Conditions to exemptive relief include: (i) the MainStay Group of Funds would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the MainStay Group of Funds would be required to provide an information statement to shareholders of a Fund containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Board Member or Officer of the Fund would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund's outstanding voting securities; and (vii) at all times, at majority of the Board will not be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not "interested persons" will be at the discretion of the then existing Board Members that are not "interested persons." All Funds of the MainStay Group of Funds may rely on this Order excluding MainStay All Cap Growth Fund, MainStay Balanced Fund, MainStay Cash Reserves Fund, MainStay Floating Rate Fund, MainStay Income Manager Fund, MainStay Indexed Bond Fund, MainStay Intermediate Term Bond Fund, MainStay Mid Cap Core Fund, MainStay S&P 500 Index Fund, MainStay Short-Term Bond Fund, and MainStay Small Company Value Fund.

For its services, each Fund pays the Manager a monthly fee, which is based on each Fund's average net assets. (See the Prospectus under the heading "Know With Whom You're Investing").

EXPENSES BORNE BY MAINSTAY GROUP OF FUNDS

Except for the expenses to be paid by the Manager as described in the Prospectuses, the MainStay Group of Funds, on behalf of each Fund, is responsible under their respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager (or with respect to Eclipse Trust and Eclipse Funds Inc., expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund); (2) the fees and expenses of the Board Members who are not affiliated with the Manager or Subadvisors (and with respect to Eclipse Trust and Eclipse Funds Inc., the salary (or a portion of) the Fund's Chief Compliance Officer that the Board approves for payment by the Funds); (3) certain fees and expenses of the MainStay Group of Funds' custodian and transfer agent; (4) the charges and expenses of the MainStay Group of Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the MainStay Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the MainStay Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the MainStay Group of funds and of its shares with the SEC and registering the MainStay Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the MainStay Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board Members' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares; and with respect to Eclipse Trust and Eclipse Funds Inc. (14) the cost of fidelity and D&O insurance. Fees and expenses of legal counsel include an allocable portion of the cost of maintaining an internal legal and compliance department.

In addition, each Fund of MainStay Trust may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NSC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

With respect to certain series of the MainStay Trust only, prior to August 1, 2008, these Funds paid the Manager for certain bookkeeping and pricing services pursuant to a separate Accounting Agreement. Effective August 1, 2008, the Accounting Agreement was incorporated into the Management Agreement, and the monthly fee for fund accounting and recordkeeping services provided pursuant to the combined Agreement is included within the Management fee paid by the Funds. Prior to August 1, 2008, the Funds paid the Manager a monthly fee for certain pricing and recordkeeping services provided under an Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

Pursuant to the Accounting Agreement, each Fund bore an allocable portion of the cost of providing these services to the Trust. For the fiscal period ended July 31, 2008 and the years ended October 31, 2007, and October 31, 2006, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:

	11/1/07 to 7/31/08	Year Ended 10/31/07	Year Ended 10/31/06
MainStay Capital Appreciation Fund	$86,107	$132,461	$145,097
MainStay Common Stock Fund	54,003	52,853	46,682
MainStay Convertible Fund	59,433	75,686	77,121
MainStay Diversified Income Fund	28,143	37,750	38,351
MainStay Global High Income Fund	35,197	48,254	46,063
MainStay Government Fund	42,847	56,044	59,695
MainStay High Yield Corporate Bond Fund	337,588	485,776	460,749
MainStay Institutional Bond Fund	42,328	N/A	N/A
MainStay International Equity Fund	78,797	111,917	84,386
MainStay Large Cap Growth Fund	129,867	107,400	72,129
MainStay MAP Fund	142,461	193,504	166,287
MainStay Mid Cap Growth Fund	39,383	50,545	47,246
MainStay Mid Cap Value Fund	39,825	63,462	64,852
MainStay Money Market Fund	67,562	77,945	72,201
MainStay Principal Preservation Fund	34,843	N/A	N/A
MainStay Small Cap Growth Fund	31,004	47,157	50,728
MainStay Tax Free Bond Fund	36,248	50,868	52,744
MainStay Total Return Fund	64,175	95,778	101,165
MainStay Value Fund	63,128	102,434	99,800

SUBADVISORY AGREEMENTS

Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the supervision of the Board Members and the Manager in conformity with the stated policies of each of the Funds and the MainStay Group of Funds, each Subadvisor manages such Fund's portfolios including the purchase, retention, disposition and, in most cases, loan of securities.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the annual rates set forth in the charts below.

New York Life Investments has entered into written expense limitation agreements with respect to certain of these Funds whereby it agreed to waive fees and/or reimburse expenses to the extent that total annual fund operating expenses exceed a certain percentage of average daily net assets of the Fund (see the Prospectus). To the extent New York Life Investments has agreed to reimburse expenses, the affiliated Subadvisor for the Fund, has voluntarily agreed to waive or reimburse its fee proportionately.

FUND NAME	ANNUAL RATE
MAINSTAY TRUST
MainStay Capital Appreciation Fund	0.360%[1]
MainStay Common Stock Fund	0.275%[2]
MainStay Convertible Fund	0.300%[3]
MainStay Diversified Income Fund	0.300%
MainStay Global High Income Fund	0.350%
MainStay Government Fund	0.300%[4]
MainStay High Yield Corporate Bond Fund	0.300%[5]
MainStay Institutional Bond Fund	0.175%
MainStay International Equity Fund	0.600%
MainStay Large Cap Growth Fund	0.400%[6]
MainStay MAP Fund	0.450%[7]
MainStay Mid Cap Growth Fund	0.375%
MainStay Mid Cap Value Fund	0.350%
MainStay Money Market Fund	0.250%[8]
MainStay Principal Preservation Fund	0.125%
MainStay Small Cap Growth Fund	0.500%
MainStay Tax Free Bond Fund	0.250%[9]
MainStay Total Return Fund	0.320%[10]
MainStay Value Fund	0.360%[11]
1	On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.
2	On assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.250% on assets in excess of $1 billion
3	On assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.25% on assets in excess of $1 billion.
4	On assets up to $1 billion; 0.275% on assets in excess of $1 billion.
5	On assets up to $500 million; 0.275% on assets from $500 million to $5 billion and 0.2625% on assets in excess of $5 billion.
6

On the average daily net asset value of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the MainStay Large Cap Growth Fund, up to $250 million; 0.350% on such assets from $250 million up to $500 million; 0.300% on such assets from $500 million up to $750 million; 0.250% on such assets from $750 million up to $1 billion; and 0.200% on such assets in excess of $1 billion.

7	On assets up to $250 million; 0.400% on assets from $250 million to $500 million; and 0.350% on assets in excess of $500 million.
8	On assets up to $300 million; 0.225% on assets from $300 million to $700 million; 0.200% on assets from $700 million to $1 billion; and 0.175% on assets in excess of $1 billion.
9	On assets up to $50 million; and 0.150% on assets in excess of $50 million
10	On assets up to $500 million; 0.300% on assets in excess of $500 million.
11	On assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million.
FUND NAME	ANNUAL RATE
ECLIPSE TRUST
MainStay Balanced Fund	0.350%[1]
MainStay Mid Cap Core Fund	0.425%
MainStay Small Company Value Fund	0.425%[2]

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	0.250%
MainStay Conservative Allocation Fund	0.050%
MainStay Growth Allocation Fund	0.050%
MainStay Growth Equity Fund	0.350%[3]
MainStay Income Manager Fund	0.325%[4]
MainStay Intermediate Term Bond Fund	0.200%
MainStay Moderate Allocation Fund	0.050%
MainStay Moderate Growth Allocation Fund	0.050%
MainStay 130/30 Core Fund	0.500%
MainStay 130/30 Growth Fund	0.500%
MainStay 130/30 High Yield Fund	0.400%
MainStay 130/30 International Fund	0.550%
MainStay Retirement 2010 Fund	0.050%
MainStay Retirement 2020 Fund	0.050%
MainStay Retirement 2030 Fund	0.050%
MainStay Retirement 2040 Fund	0.050%
MainStay Retirement 2050 Fund	0.050%
MainStay S&P 500 Index Fund	0.125%[5]
MainStay Short Term Bond Fund	0.150%
1	On assets up to $1 billion; 0.325% on assets from $1 billion to $2 billion; and 0.300% on assets in excess of $2 billion.
2	On assets up to $1 billion; and 0.400% on assets over $1 billion.
3	On assets up to $500 million; and 0.3375% on assets in excess of $500 million.
4	On assets up to $1 billion; and 0.3125% on assets in excess of $1 billion
5	On assets up to $1 billion; 0.1125% on assets from $1 billion to $2 billion; 0.1075% on assets from $2 billion to $3 billion; and 0.100% on assets in excess of $3 billion

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

MANAGEMENT AND SUBADVISORY FEES

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, the amount of the Management fee paid by each Fund, the amount of any Management fees waived and/or reimbursed by New York Life Investments, the amount of the Subadvisory fee paid by the Manager from the Management fee, and the amount of the Subadvisory fee waived and/or reimbursed were as follows.

	YEAR ENDED 10/31/08
FUND	MANAGEMENT FEE PAID [1]	MANAGEMENT FEE WAIVED AND/OR REIMBURSED	SUBADVISORY FEE PAID [1]	SUBADVISORY FEE WAIVED AND/OR REIMBURSED
MAINSTAY TRUST[2]
MainStay Capital Appreciation Fund	$5,070,618	$0	$2,523,457	$0
MainStay Common Stock Fund	2,965,137	779,738	0	0
MainStay Convertible Fund	3,103,991	89,396	1,502,919	44,698
MainStay Diversified Income Fund	648,580	64,252	287,687	32,126
MainStay Global High Income Fund	1,370,405	38,366	660,573	19,183
MainStay Government Fund	1,853,433	938,994	449,983	469,499
MainStay High Yield Corporate Bond Fund	23,211,532	0	11,553,420	0
MainStay Institutional Bond Fund	1,033,252	5,648	485,857	0
MainStay International Equity Fund	6,576,565	137,416	4,336,761	113,685
MainStay Large Cap Growth Fund	11,206,731	1,454,942	3,837,002	0
MainStay MAP Fund	11,655,365	120,535	6,320,550	0
MainStay Mid Cap Growth Fund	1,870,349	177,078	836,620	92,526
MainStay Mid Cap Value Fund	1,752,399	301,847	719,422	150,923
MainStay Money Market Fund	2,998,301	315,545	1,358,385	157,772
MainStay Principal Preservation Fund	489,698	173,564	220,733	0
MainStay Small Cap Growth Fund	1,403,420	676,039	358,981	338,020
MainStay Tax Free Bond Fund[3]	1,294,770	366,805	448,620	169,285
MainStay Total Return Fund	3,586,587	690,571	1,438,669	345,285
MainStay Value Fund	3,611,732	631,762	1,480,995	315,881

ECLIPSE TRUST
MainStay Balanced Fund	7,265,795	324,453	0	0
MainStay Mid Cap Core Fund	896,372	491,292	0	0
MainStay Small Company Value Fund[4]	5,637,912	1,439,569	0	0

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	2,486,039	109,857	731,188	0
MainStay Cash Reserves Fund	3,327,153	566,602	0	0
MainStay Conservative Allocation Fund	0	52,726	0	0
MainStay Floating Rate Fund	4,413,235	0	0	0
MainStay Growth Allocation Fund	0	277,550	0	0
MainStay Growth Equity Fund	948,699	278	0	0
MainStay Income Manager Fund	2,183,375	526,312	0	0
MainStay Indexed Bond Fund	1,695,078	586,400	0	0
MainStay Intermediate Term Bond Fund	1,010,251	144,332	336,750	0
MainStay Moderate Allocation Fund	0	144,330	0	0
MainStay Moderate Growth Allocation Fund	0	323,466	0	0
MainStay 130/30 Core Fund	570,209	55,286	0	0
MainStay 130/30 Growth Fund	262,475	101,301	0	0
MainStay 130/30 High Yield Fund[5]	627,094	17,821	304,636	8,910
MainStay 130/30 International Fund	583,596	214,456	0	0
MainStay Retirement 2010 Fund	14,171	199,495	0	0
MainStay Retirement 2020 Fund	14,803	197,493	0	0
MainStay Retirement 2030 Fund	15,539	197,502	0	0
MainStay Retirement 2040 Fund	8,565	168,433	0	0
MainStay Retirement 2050 Fund	5,283	161,123	0	0
MainStay S&P 500 Index Fund	3,697,431	2,907,713	0	0
MainStay Short Term Bond Fund	454,646	257,615	113,661	0
1	After expense reimbursement or waiver.
2	For Funds that are series of Mainstay Trust, the management fee includes payments that, prior to August 1, 2008, were made pursuant to a separate accounting agreement.
3

The total subadvisory fee paid during this period for the MainStay Tax Free Bond Fund includes $30,359.47 paid to Standish and $418,260.12 paid to MacKay Shields, the former subadvisor to the MainStay Tax Free Bond Fund. Effective September 29, 2008, Standish replaced MacKay Shields as Subadvisor to the MainStay Tax Free Bond Fund pursuant to the terms of a Subadvisory Agreement approved by the Board at a meeting held on September 25, 2008.

4

Effective January 20, 2009, MacKay Shields LLC became the Subadvisor to the MainStay Small Cap Opportunity Fund. Effective February 13, 2009, the MainStay Small Cap Opportunity Fund changed its name to MainStay Small Company Value Fund.

5	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.

	YEAR ENDED 10/31/07
FUND	MANAGEMENT FEE PAID [1]	MANAGEMENT FEE WAIVED AND/OR REIMBURSED	SUBADVISORY FEE PAID [1]	SUBADVISORY FEE WAIVED AND/OR REIMBURSED
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$6,179,731	$0	$3,089,865	$0
MainStay Common Stock Fund	1,223,135	609,922	0	0
MainStay Convertible Fund	2,903,093	474,044	1,447,470	237,022
MainStay Diversified Income Fund	571,093	93,916	285,546	46,958
MainStay Global High Income Fund	1,570,633	(59,496)	785,317	(29,748)
MainStay Government Fund	895,925	866,712	448,424	432,897
MainStay High Yield Corporate Bond Fund	25,634,409	0	12,817,205	0
MainStay International Equity Fund	7,672,635	(176,299)	5,254,805	(139,711)
MainStay Large Cap Growth Fund	5,241,918	838,664	2,445,243	0
MainStay MAP Fund	12,178,588	0	7,714,256	0
MainStay Mid Cap Growth Fund	1,932,741	(141,868)	970,361	(74,922)
MainStay Mid Cap Value Fund	2,406,373	169,320	1,203,187	84,660
MainStay Money Market Fund	1,809,616	649,067	904,808	324,534
MainStay Small Cap Growth Fund	1,255,294	793,792	627,647	396,896
MainStay Tax Free Bond Fund	1,046,717	405,365	523,358	202,683
MainStay Total Return Fund	3,770,718	575,951	1,885,359	287,976
MainStay Value Fund	4,357,911	320,473	2,178,955	160,237

ECLIPSE TRUST
MainStay Balanced Fund	10,115,287	274,906	0	0
MainStay Mid Cap Core Fund[2]	1,314,997	392,067	0	0
MainStay Small Company Value Fund[3]	14,015,199	1,305,029	0	0

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	2,704,301	33,169	795,383	0
MainStay Cash Reserves Fund	2,775,056	440,812	0	0
MainStay Conservative Allocation Fund	N/A	860	0	0
MainStay Floating Rate Fund	6,577,466	0	0	0
MainStay Growth Allocation Fund	N/A	87,980	0	0
MainStay Growth Equity Fund	347,732	213	0	0
MainStay Income Manager Fund	2,577,564	306,648	0	0
MainStay Indexed Bond Fund	1,520,720	443,798	0	0
MainStay Intermediate Term Bond Fund	876,978	98,593	292,325	0
MainStay Moderate Allocation Fund	N/A	N/A	0	0
MainStay Moderate Growth Allocation Fund	N/A	64,415	0	0
MainStay 130/30 Core Fund[4]	80,945	59,640	0	0
MainStay 130/30 Growth Fund[4]	38,356	63,866	0	0
MainStay 130/30 International Fund[5]	10,943	47,667	0	0
MainStay Retirement 2010 Fund[6]	217	66,707	0	0
MainStay Retirement 2020 Fund[6]	190	66,825	0	0
MainStay Retirement 2030 Fund[6]	188	66,718	0	0
MainStay Retirement 2040 Fund[6]	170	66,661	0	0
MainStay Retirement 2050 Fund[6]	171	66,822	0	0
MainStay S&P 500 Index Fund	4,135,516	2,331,037	0	0
MainStay Short Term Bond Fund	482,989	144,533	120,747	0
1	After expense reimbursement or waiver.
2	Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund.
3	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.
4	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
5	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.
6	The MainStay Retirement Funds commenced investment operations on June 29, 2007.

	YEAR ENDED 10/31/06
FUND	MANAGEMENT FEE PAID [1]	MANAGEMENT FEE WAIVED AND/OR REIMBURSED	SUBADVISORY FEE PAID [1]	SUBADVISORY FEE WAIVED AND/OR REIMBURSED
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$6,811,493	$0	$3,405,747	$0
MainStay Common Stock Fund	794,214	606,802	0	0
MainStay Convertible Fund	2,673,228	953,770	1,336,614	476,885
MainStay Diversified Income Fund	510,215	190,789	255,108	95,395
MainStay Global High Income Fund	1,323,403	34,288	661,702	17,144
MainStay Government Fund	1,007,756	973,891	503,878	486,946
MainStay High Yield Corporate Bond Fund	24,124,532	0	12,062,266	0
MainStay International Equity Fund	4,813,102	326,007	3,219,538	239,534
MainStay Large Cap Growth Fund	2,478,345	1,053,988	1,618,822.50	0
MainStay MAP Fund[2]	10,495,959	0	5,622,420	0
MainStay Mid Cap Growth Fund	1,447,615	95,745	723,808	47,873
MainStay Mid Cap Value Fund	2,325,247	347,680	1,162,624	173,840
MainStay Money Market Fund	1,140,765	1,058,259	570,383	529,130
MainStay Small Cap Growth Fund	1,339,255	1,066,861	669,628	533,431
MainStay Small Cap Value Fund	845,801	352,417	422,901	176,209
MainStay Tax Free Bond Fund	1,082,114	482,508	541,057	241,254
MainStay Total Return Fund	3,631,920	1,037,949	1,815,960	518,975
MainStay Value Fund	3,639,464	907,175	1,819,732	453,588

ECLIPSE TRUST
MainStay Balanced Fund	9,129,452	17,532	0	0
MainStay Mid Cap Core Fund[3]	1,299,468	398,710	0	0
MainStay Small Company Value Fund[4]	11,565,305	0	0	0

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	2,866,523	126,077	843,095	0
MainStay Cash Reserves Fund	2,408,421	193,963	0	0
MainStay Conservative Allocation Fund	0	36,386	0	0
MainStay Floating Rate Fund	5,269,162	0	0	0
MainStay Growth Allocation Fund	0	16,114	0	0
MainStay Growth Equity Fund	94,732	61,625	0	0
MainStay Income Manager Fund	2,312,543	362,231	0	0
MainStay Indexed Bond Fund	1,222,747	123,157	0	0
MainStay Intermediate Term Bond Fund	817,397	999,825	272,465	0
MainStay S&P 500 Index Fund	3,852,919	348,562	0	0
MainStay Short Term Bond Fund	512,748	161,173	128,187	0
1	After expense reimbursement or waiver.
2

The total subadvisory fee paid during this period for the MAP Fund includes $2,876,457 paid to Markston and $1,817,282 paid to Jennison Associates LLC ("Jennison"), a former subadvisor to the MAP Fund. Effective, July 3, 2006, ICAP replaced Jennison as one of the Subadvisors to the MAP Fund pursuant to the terms of an Interim Subadvisory Agreement. At a meeting on June 12-13, 2006, the Board of Trustees approved a new subadvisory agreement with ICAP for the MainStay MAP Fund. The Shareholders of the MainStay MAP Fund approved the new subadvisory agreement on October 5, 2006.

3	Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund.
4	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.

Effective July 7, 2005, State Street, One Lincoln Street, Boston, Massachusetts, 02111-2900 provides sub-administration and sub-accounting services to certain Funds pursuant to an agreement with New York Life Investments. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, State Street is compensated by New York Life Investments.

DISTRIBUTION AGREEMENTS

NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware with a principal place of business located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement"), dated August 1, 2002 for Funds of the MainStay Trust, December 12, 2000 for the Funds of Eclipse Trust, and March 30, 2005 for the Funds of Eclipse Funds Inc. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated company, and other financial intermediaries, sell shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to sales representatives as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the MainStay Group of Funds. The Distributor receives sales loads and distribution plan payments. The MainStay Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes and receives no compensation from the MainStay Group of Funds under the Distribution Agreements. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

The Distribution Agreements remain in effect for two years following their respective initial effective dates, and continue in effect if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to MainStay Trust, Eclipse Trust and/or Eclipse Funds Inc. The Distribution Agreements will terminate in the event of their respective assignment.

DISTRIBUTION PLANS

With respect to each of the Funds (except the MainStay Money Market Fund, MainStay Principal Preservation Fund and MainStay Institutional Bond Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares of certain Funds (the "Investor Class Plans," the "Class A Plans," the "Class B Plans," the "Class C Plans," the "Class R2 Plans," and the "Class R3 Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Investor Class, Class A, Class B, Class C, Class R2, and Class R3 shares. The Board has also adopted a 12b-1 Plan with respect to the Sweep Shares of the MainStay Cash Reserves Fund ("Sweep Shares Plan").

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Investor Class, Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Investor Class or Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.

The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the MainStay Tax Free Bond Fund) on an annualized basis of the average NAV of the Class C shares that are attributable to shareholders for whom the dealers are designated as dealers of record.

In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Board Members or shareholders.

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the type of Fund being promoted. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

Under the Investor Class Plans, Class A Plans, and Sweep Shares Plan, each of these classes of shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's respective class of shares for distribution or service activities, as designated by the Distributor.

Under the Class B Plans, a Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class B shares. Pursuant to the Class B Plans, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class B shares.

Under the Class C Plans, a Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to that Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class C shares.

Under the Class R2 Plans, Class R2 shares of a Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R2 shares for distribution or service activities, as designated by the Distributor.

Under the Class R3 Plans, Class R3 shares of a Fund pay the Distributor a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of that Fund's Class R3 shares. Pursuant to the Class R3 Plans, the Class R3 shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of a Fund's Class R3 shares.

Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Board Members in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are not interested persons. Pursuant to each 12b-1 Plan, the Distributor shall provide the MainStay Group of Funds for review by the Board Members, and the Board Members shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Board Members' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the respective Fund and its shareholders.

Pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

For fiscal year ended October 31, 2008, the Funds paid distribution and/or service fees pursuant to the Investor Class, Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/08
	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN[1]	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$398,613	$1,106,105	$2,237,064	$40,671	$0	$0
MainStay Common Stock Fund	22,738	67,400	233,755	25,765	0	0
MainStay Convertible Fund	119,456	818,559	963,891	447,967	0	0
MainStay Diversified Income Fund	17,277	152,944	252,676	128,703	0	0
MainStay Global High Income Fund	24,996	275,811	323,705	414,775	0	0
MainStay Government Fund	87,361	514,257	505,283	152,131	0	0
MainStay High Yield Corporate Bond Fund	352,264	6,217,887	6,510,723	3,707,196	38	0
MainStay International Equity Fund	66,310	296,015	574,347	186,517	867	252
MainStay Large Cap Growth Fund	89,156	1,035,027	1,067,693	902,644	87,181	12,084
MainStay MAP Fund	140,923	1,201,988	2,959,671	2,695,749	20,343	1,710
MainStay Mid Cap Growth Fund	36,033	254,278	484,174	355,223	28	8,188
MainStay Mid Cap Value Fund	57,795	252,238	990,851	247,989	208	0
MainStay Money Market Fund	0	0	0	0	0	0
MainStay Small Cap Growth Fund	55,052	142,088	524,225	36,868	0	0
MainStay Tax Free Bond Fund	36,163	408,597	143,600	37,753	0	0
MainStay Total Return Fund	242,766	857,662	1,192,699	23,695	0	0
MainStay Value Fund	228,297	821,448	1,146,552	93,860	27	0

ECLIPSE TRUST
MainStay Balanced Fund	91,819	720,502	1,177,535	1,218,003	212,092	226
MainStay Mid Cap Core Fund[2]	21,841	106,915	159,239	174,125	0	388
MainStay Small Company Value Fund[3]	40,850	454,121	409,810	337,767	0	0

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	11,642	60,431	100,813	64,913	0	0
MainStay Conservative Allocation Fund	24,659	233,189	244,445	214,656	0	0
MainStay Floating Rate Fund	26,488	1,026,021	353,135	1,681,479	0	0
MainStay Growth Allocation Fund	68,035	234,482	575,129	123,815	0	0
MainStay Growth Equity Fund	40	171	567	567	0	0
MainStay Income Manager Fund	26,054	163,887	252,668	107,533	0	0
MainStay Indexed Bond Fund	3,977	156,025	0	0	0	0
MainStay Intermediate Term Bond Fund	2,447	31,945	39,664	54,308	0	0
MainStay Moderate Allocation Fund	73,021	469,247	685,599	324,527	0	0
MainStay Moderate Growth Allocation Fund	104,656	459,815	945,607	255,023	0	0
MainStay 130/30 Core Fund	95	1,042	0	1,817	0	0
MainStay 130/30 Growth Fund	111	733	0	1,753	0	0
MainStay 130/30 High Yield Fund	62	269	0	211	0	0
MainStay 130/30 International Fund	160	229	0	689	0	0
MainStay Retirement 2010 Fund	90	9,713	0	0	0	470
MainStay Retirement 2020 Fund	368	10,887	0	0	0	400
MainStay Retirement 2030 Fund	126	10,922	0	0	0	836
MainStay Retirement 2040 Fund	93	5,600	0	0	0	600
MainStay Retirement 2050 Fund	86	1,675	0	0	0	342
MainStay S&P 500 Index Fund	27,595	659,588	0	0	0	0
MainStay Short Term Bond Fund	2,751	35,241	0	0	0	0
1	Investor Class shares were first offered to the public on February 28, 2008.
2	Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund.
3	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.

For the fiscal year ended October 31, 2007, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/07
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$1,766,901	$3,454,488	$54,492	$0	$0
MainStay Common Stock Fund[1]	105,243	370,875	34,455	0	0
MainStay Convertible Fund	869,165	1,166,025	259,307	0	0
MainStay Diversified Income Fund	165,726	312,271	130,955	0	0
MainStay Global High Income Fund	325,249	412,132	445,579	0	0
MainStay Government Fund	580,245	588,783	57,923	0	0
MainStay High Yield Corporate Bond Fund[1]	7,386,948	9,596,939	4,378,131	0	0
MainStay International Equity Fund	438,625	750,231	227,947	828	146
MainStay Large Cap Growth Fund	651,260	1,266,957	306,935	4,896	162
MainStay MAP Fund	1,466,372	3,716,231	2,893,060	19,392	556
MainStay Mid Cap Growth Fund[1]	323,742	592,253	426,495	0	2,712
MainStay Mid Cap Value Fund	436,967	1,528,372	391,912	52	0
MainStay Money Market Fund	0	0	0	0	0
MainStay Small Cap Growth Fund	251,233	949,273	62,564	0	0
MainStay Small Cap Value Fund	127,918	369,884	92,051	0	0
MainStay Tax Free Bond Fund	491,551	194,896	32,076	0	0
MainStay Total Return Fund	1,270,256	1,798,520	31,476	0	0
MainStay Value Fund	1,326,476	1,778,203	131,575	21,540	0

ECLIPSE TRUST
MainStay Balanced Fund	1,074,526	1,561,424	1,737,110	277,999	84
MainStay Mid Cap Core Fund[2]	175,466	227,182	287,109	0	342
MainStay Small Company Value Fund[3]	1,101,807	423,172	944,773	0	0

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	71,308	106,825	56,665	0	0
MainStay Conservative Allocation Fund	148,169	168,363	121,277	0	0
MainStay Floating Rate Fund	1,835,151	525,039	2,496,709	0	0
MainStay Growth Allocation Fund	215,055	451,884	110,115	0	0
MainStay Growth Equity Fund	147	580	580	0	0
MainStay Income Manager Fund	211,432	303,049	125,544	0	0
MainStay Indexed Bond Fund	136,132	0	N/A	0	0
MainStay Intermediate Term Bond Fund	23,783	29,623	17,728	0	0
MainStay Moderate Allocation Fund	370,603	510,793	224,996	0	0
MainStay Moderate Growth Allocation Fund	402,489	719,985	210,652	0	0
MainStay 130/30 Core Fund[4]	147	0	104	0	0
MainStay 130/30 Growth Fund[4]	157	0	160	0	0
MainStay 130/30 International Fund[5]	6	0	21	0	0
MainStay Retirement 2010 Fund[6]	223	0	0	0	0
MainStay Retirement 2020 Fund[6]	230	0	0	0	0
MainStay Retirement 2030 Fund[6]	241	0	0	0	0
MainStay Retirement 2040 Fund[6]	211	0	0	0	0
MainStay Retirement 2050 Fund[6]	214	0	0	0	0
MainStay S&P 500 Index Fund	821,831	0	0	0	0
MainStay Short Term Bond Fund	17,442	0	0	0	0
1	Class R2 shares for the MainStay Common Stock Fund, MainStay High Yield Corporate Bond Fund and MainStay Mid Cap Growth Fund were first offered on December 14, 2007.
2	Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund.
3	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.
4	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
5	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.
6	The MainStay Retirement Funds commenced investment operations on June 29, 2007.

For the fiscal year ended October 31, 2006, the Funds paid distribution and/or service fees pursuant to the Class A, Class B, Class C, Class R2 and Class R3 Plans as follows:

	YEAR ENDED 10/31/06
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN[1]
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$1,577,747	$5,462,499	$68,315	$0	$0
MainStay Common Stock Fund	102,405	416,569	28,711	0	0
MainStay Convertible Fund	765,725	1,735,364	247,099	0	0
MainStay Diversified Income Fund	150,447	436,299	127,973	0	0
MainStay Global High Income Fund	286,526	457,677	335,752	0	0
MainStay Government Fund	549,932	1,038,887	64,053	0	0
MainStay High Yield Corporate Bond Fund	6,138,400	13,896,964	4,060,936	0	0
MainStay International Equity Fund	315,115	657,603	136,957	956	26
MainStay Large Cap Growth Fund	358,238	1,452,907	115,833	11	24
MainStay MAP Fund	1,168,478	3,543,856	2,146,459	7,555	26
MainStay Mid Cap Growth Fund	269,776	608,177	324,498	0	206
MainStay Mid Cap Value Fund	416,521	1,704,307	416,596	5,388	0
MainStay Money Market Fund	0	0	0	0	0
MainStay Small Cap Growth Fund	259,730	1,293,948	71,220	0	0
MainStay Small Cap Value Fund	136,901	511,016	115,104	0	0
MainStay Tax Free Bond Fund	436,036	400,838	30,944	0	0
MainStay Total Return Fund	1,101,207	3,009,719	35,133	0	0
MainStay Value Fund	1,075,956	2,691,451	129,355	31,921	0

ECLIPSE TRUST
MainStay Balanced Fund	966,611	1,670,953	1,611,167	224,841	26
MainStay Mid Cap Core Fund[2]	145,539	214,249	302,753	0	24
MainStay Small Company Value Fund[3]	1,046,634	461,040	1,051,941	0	0

ECLIPSE FUNDS INC
MainStay All Cap Growth Fund	64,709	107,152	44,392	0	0
MainStay Conservative Allocation Fund	73,203	103,265	54,529	0	0
MainStay Floating Rate Fund	1,456,261	518,347	2,055,544	0	0
MainStay Growth Allocation Fund	79,298	173,675	58,305	0	0
MainStay Growth Equity Fund	129	513	513	0	0
MainStay Income Manager Fund	189,352	288,408	65,964	0	0
MainStay Indexed Bond Fund	131,249	0	0	0	0
MainStay Intermediate Term Bond Fund	22,276	32,832	13,920	0	0
MainStay Moderate Allocation Fund	169,859	270,273	99,320	0	0
MainStay Moderate Growth Allocation Fund	168,647	315,079	102,859	0	0
MainStay S&P 500 Index Fund	784,340	0	0	0	0
MainStay Short Term Bond Fund	12,213	0	0	0	0
1	Class R3 shares were first offered on April 28, 2006.
2	Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund.
3	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, the MainStay Cash Reserves Fund's Sweep Shares paid $1,061,422, $860,869, and $731,836, respectively, pursuant to the 12b-1 Plan.

For the period from February 28, 2008 (inception of Investor Class shares) through the fiscal year ended October 31, 2008, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Investor Class shares of the Funds:

CDSC - INVESTOR CLASS SHARES	YEAR ENDED 10/31/08
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$23,970
MainStay Common Stock Fund	3,460
MainStay Convertible Fund	15,590
MainStay Diversified Income Fund	3,768
MainStay Global High Income Fund	4,790
MainStay Government Fund	7,834
MainStay High Yield Corporate Bond Fund	30,934
MainStay International Equity Fund	16,888
MainStay Large Cap Growth Fund	17,700
MainStay MAP Fund	36,470
MainStay Mid Cap Growth Fund	8,519
MainStay Mid Cap Value Fund	9,561
MainStay Money Market Fund	543
MainStay Small Cap Growth Fund	6,777
MainStay Tax Free Bond Fund	1,925
MainStay Total Return Fund	10,734
MainStay Value Fund	12,073

ECLIPSE TRUST
MainStay Balanced Fund	19,419
MainStay Mid Cap Core Fund[1]	5,782
MainStay Small Company Value Fund[2]	7,782

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	5,680
MainStay Conservative Allocation Fund	22,443
MainStay Floating Rate Fund	2,429
MainStay Growth Allocation Fund	52,458
MainStay Income Manager Fund	6,074
MainStay Indexed Bond Fund	1,091
MainStay Intermediate Term Bond Fund	1,052
MainStay Moderate Allocation Fund	59,108
MainStay Moderate Growth Allocation Fund	89,104
MainStay 130/30 Core Fund	40
MainStay 130/30 Growth Fund	87
MainStay 130/30 High Yield Fund	0
MainStay 130/30 International Fund	488
MainStay Retirement 2010 Fund	10
MainStay Retirement 2020 Fund	510
MainStay Retirement 2030 Fund	405
MainStay Retirement 2040 Fund	415
MainStay Retirement 2050 Fund	261
MainStay S&P 500 Index Fund	5,563
MainStay Short Term Bond Fund	1,112
1	Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund.
2	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class A shares of the Funds:

CDSC - CLASS A SHARES	YEAR ENDED 10/31/08	YEAR ENDED 10/31/07	YEAR ENDED 10/31/06
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$39,976	$81,171	$95,407
MainStay Common Stock Fund	9,188	14,654	12,332
MainStay Convertible Fund	165,818	58,212	58,924
MainStay Diversified Income Fund	18,984	18,646	17,379
MainStay Global High Income Fund	77,953	56,855	82,293
MainStay Government Fund	37,610	17,736	24,487
MainStay High Yield Corporate Bond Fund	402,260	688,661	650,624
MainStay International Equity Fund	55,385	99,654	77,298
MainStay Large Cap Growth Fund	166,016	101,230	93,596
MainStay MAP Fund	124,177	329,421	305,008
MainStay Mid Cap Growth Fund	31,587	68,458	140,460
MainStay Mid Cap Value Fund	20,863	53,973	56,965
MainStay Money Market Fund	37,064	22,988	19,436
MainStay Small Cap Growth Fund	15,699	32,064	41,848
MainStay Tax Free Bond Fund	16,148	19,073	22,015
MainStay Total Return Fund	20,922	42,367	47,098
MainStay Value Fund	28,177	60,026	61,263

ECLIPSE TRUST
MainStay Balanced Fund	55,206	194,628	274,225
MainStay Mid Cap Core Fund	9,639	39,423	53,487
MainStay Small Company Value Fund	16.421	40,128	218,802

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	8,794	14,190	32,536
MainStay Conservative Allocation Fund	115,117	123,044	86,345
MainStay Floating Rate Fund	172,445	355,929	237,715
MainStay Growth Allocation Fund	121,337	172,321	112,313
MainStay Growth Equity Fund	0	0	0
MainStay Income Manager Fund	20,036	82,683	49,570
MainStay Indexed Bond Fund	6,666	4,438	2,835
MainStay Intermediate Term Bond Fund	5,970	2,802	4,684
MainStay Moderate Allocation Fund	188,134	241,137	227,408
MainStay Moderate Growth Allocation Fund	208,502	309,836	251,045
MainStay 130/30 Core Fund[1]	234	62	0
MainStay 130/30 Growth Fund[1]	1,244	2,049	0
MainStay 130/30 High Yield Fund[2]	0	0	0
MainStay 130/30 International Fund[3]	565	24	0
MainStay Retirement 2010 Fund[4]	5	0	0
MainStay Retirement 2020 Fund[4]	1,988	5	0
MainStay Retirement 2030 Fund[4]	873	0	0
MainStay Retirement 2040 Fund[4]	640	0	0
MainStay Retirement 2050 Fund[4]	113	0	0
MainStay S&P 500 Index Fund	22,231	35,883	27,636
MainStay Short Term Bond Fund	11,600	3,591	1,855
1	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
2	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.
3	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.
4	The MainStay Retirement Funds commenced investment operations on June 29, 2007.

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class B shares of the Funds:

CDSC - CLASS B SHARES	YEAR ENDED 10/31/08	YEAR ENDED 10/31/07	YEAR ENDED 10/31/06
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$329,391	$499,477	$690,003
MainStay Common Stock Fund	32,582	42,036	47,450
MainStay Convertible Fund	108,496	145,948	204,170
MainStay Diversified Income Fund	32,136	47,296	67,490
MainStay Global High Income Fund	73,765	81,741	79,068
MainStay Government Fund	81,451	93,528	144,947
MainStay High Yield Corporate Bond Fund	421,273	1,359,216	1,824,958
MainStay International Equity Fund	96,864	89,141	72,155
MainStay Large Cap Growth Fund	155,187	170,718	191,752
MainStay MAP Fund	407,547	424,652	490,842
MainStay Mid Cap Growth Fund	87,768	89,785	78,477
MainStay Mid Cap Value Fund	124,897	177,971	255,926
MainStay Money Market Fund[1]	323,786	241,553	405,739
MainStay Small Cap Growth Fund	81,599	145,642	174,032
MainStay Tax Free Bond Fund	22,835	28,930	69,471
MainStay Total Return Fund	157,857	177,889	269,103
MainStay Value Fund	145,151	195,585	243,191

ECLIPSE TRUST
MainStay Balanced Fund	271,609	270,336	268,906
MainStay Mid Cap Core Fund[2]	38,103	40,374	31,039
MainStay Small Company Value Fund[3]	84,078	95,788	62,513

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	19,788	19,144	13,831
MainStay Conservative Allocation Fund	50,736	22,660	13,587
MainStay Floating Rate Fund	77,771	80,840	78,798
MainStay Growth Allocation Fund	130,036	67,441	18,361
MainStay Growth Equity Fund	0	0	0
MainStay Income Manager Fund	47,488	44,485	59,745
MainStay Intermediate Term Bond Fund	10,527	6,211	5,946
MainStay Moderate Allocation Fund	121,365	67,074	31,195
MainStay Moderate Growth Allocation Fund	176,572	95,294	38,751
1

The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

2	Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund.
3	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.

For the fiscal years ended October 31, 2008, October 31, 2007, and October 31, 2006, NYLIFE Distributors retained the following amounts of sales charges, including CDSC, for Class C shares of the Funds:

CDSC - CLASS C SHARES	YEAR ENDED 10/31/08	YEAR ENDED 10/31/07	YEAR ENDED 10/31/06
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$1,647	$1,014	$450
MainStay Common Stock Fund	731	1,198	464
MainStay Convertible Fund	18,023	2,130	2,025
MainStay Diversified Income Fund	2,036	2,601	408
MainStay Global High Income Fund	11,453	17,757	8,025
MainStay Government Fund	4,520	1,876	1,154
MainStay HighYield Corporate Bond Fund	29,180	79,935	70,385
MainStay International Equity Fund	4,955	9,777	4,859
MainStay Large Cap Growth Fund	42,407	10,515	4,759
MainStay MAP Fund	34,559	29,993	31,421
MainStay Mid Cap Growth Fund	5,989	12,304	18,645
MainStay Mid Cap Value Fund	1,262	2,582	5,073
MainStay Money Market Fund[1]	51,864	30,514	20,686
MainStay Small Cap Growth Fund	398	1,372	1,580
MainStay Tax Free Bond Fund	3,615	779	1,238
MainStay Total Return Fund	772	100	257
MainStay Value Fund	1,998	1,731	1,014

ECLIPSE TRUST
MainStay Balanced Fund	14,857	29,328	75,856
MainStay Mid Cap Core Fund	1,523	6,546	10,580
MainStay Small Company Value Fund	5,102	34,713	92,706

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	1,366	1,725	2,019
MainStay Conservative Allocation Fund	14,399	5,369	0
MainStay Floating Rate Fund	61,721	153,924	137,179
MainStay Growth Allocation Fund	5,165	3,335	0
MainStay Growth Equity	0	0	0
MainStay Income Manager Fund	3,051	6,452	4,290
MainStay Intermediate Term Bond Fund	2,341	165	159
MainStay 130/30 Core Fund[2]	0	0	0
MainStay 130/30 Growth Fund[2]	167	0	0
MainStay 130/30 International Fund[3]	213	0	0
Moderate Allocation Fund	9,317	9,938	0
Moderate Growth Allocation Fund	8,053	6,287	0
1

The amount shown represents proceeds from contingent deferred sales charges that were assessed on redemptions of shares that had previously been exchanged from other Funds into the MainStay Money Market Fund.

2	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
3	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.

For the period from February 28, 2008 (inception of the Investor Class shares) through the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

INVESTOR CLASS EXPENSE CATEGORIES -- FEBRUARY 28, 2008 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$802	$1,288	$30,600	$503,088	$30,531	$17,493	$583,803
MainStay Common Stock Fund	97	100	2,457	34,389	2,031	1,358	40,431
MainStay Convertible Fund	462	1,184	19,312	197,098	11,723	10,715	240,494
MainStay Diversified Income Fund	113	250	4,013	35,477	2,394	2,196	44,444
MainStay Global High Income Fund	189	355	5,951	52,460	2,743	3,238	64,937
MainStay Government Fund	271	449	9,250	122,662	4,242	5,180	142,054
MainStay High Yield Corporate Bond Fund	1,062	2,954	48,801	520,153	34,294	27,284	634,547
MainStay International Equity Fund	514	666	13,042	137,105	7,355	7,061	165,743
MainStay Large Cap Growth Fund	604	920	17,035	189,906	7,332	9,275	225,072
MainStay MAP Fund	1,219	2,003	34,870	328,303	21,800	18,886	407,081
MainStay Mid Cap Growth Fund	291	462	8,220	83,479	3,581	4,457	100,491
MainStay Mid Cap Value Fund	372	425	9,106	102,264	5,865	4,952	122,984
MainStay Money Market Fund	1,503	6,887	86,399	51	48	47,137	142,025
MainStay Small Cap Growth Fund	274	283	6,724	61,386	3,832	3,690	76,190
MainStay Tax Free Bond Fund	31	172	2,964	43,100	1,123	1,718	49,107
MainStay Total Return Fund	344	614	15,628	268,022	13,721	9,083	307,413
MainStay Value Fund	458	590	15,994	267,177	14,759	9,170	308,148

ECLIPSE TRUST
MainStay Balanced Fund	653	1,078	19,289	199,034	9,657	10,513	240,224
MainStay Mid Cap Core Fund	199	277	5,151	52,542	1,851	2,779	62,799
MainStay Small Company Value Fund	305	354	7,349	113,382	3,603	3,978	128,969

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	124	159	3,016	31,291	1,167	1,619	37,377
MainStay Conservative Allocation Fund	633	1,486	21,435	163,152	1,387	11,521	199,614
MainStay Floating Rate Fund	156	503	7,222	42,909	1,567	3,970	56,326
MainStay Growth Allocation Fund	1,742	2,764	45,351	399,163	5,840	24,147	479,008
MainStay Growth Equity Fund	0	0	1	0	0	1	2
MainStay Income Manager Fund	210	314	5,741	59,556	964	3,110	69,895
MainStay Indexed Bond Fund	76	195	2,774	13,724	354	1,497	18,619
MainStay Intermediate Term Bond Fund	38	103	1,451	9,292	180	785	11,849
MainStay Moderate Allocation Fund	1,763	3,039	48,494	424,399	4,010	25,889	507,593
MainStay Moderate Growth Allocation Fund	2,616	4,459	71,346	627,409	12,465	38,065	756,361
MainStay 130/30 Core Fund	0	3	34	220	0	19	275
MainStay 130/30 Growth Fund	2	9	109	654	0	60	833
MainStay 130/30 High Yield Fund**	9	41	507	8	0	275	840
MainStay 130/30 International Fund	0	0	2	2,895	0	1	2,898
MainStay Retirement 2010 Fund	0	0	7	76	11	4	98
MainStay Retirement 2020 Fund	18	28	460	3,095	178	244	4,024
MainStay Retirement 2030 Fund	14	14	267	2,605	2	139	3,041
MainStay Retirement 2040 Fund	14	12	253	2,596	0	131	3,007
MainStay Retirement 2050 Fund	8	11	184	1,458	29	97	1,787
MainStay S&P 500 Index Fund	594	1,146	17,677	79,002	11,179	9,473	119,071
MainStay Short Term Bond Fund	56	131	1,903	9,101	494	1,025	12,711
*	Includes Board Members fees, travel, telephone, postage, training material and other miscellaneous expenses.
**	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

CLASS A EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$3,943	$3,458	$98,469	$1,017,172	$263,229	$55,800	$1,442,071
MainStay Common Stock Fund	770	580	14,404	61,025	23,690	7,743	108,212
MainStay Convertible Fund	12,765	64,235	793,448	484,091	1,063,698	448,453	2,866,690
MainStay Diversified Income Fund	1,003	3,150	45,108	123,914	112,851	25,310	311,336
MainStay Global High Income Fund	1,841	7,330	98,601	130,336	234,156	57,357	529,591
MainStay Government Fund	3,595	4,247	88,273	412,293	127,814	47,979	684,202
MainStay High Yield Corporate Bond Fund	52,468	261,620	3,310,545	3,557,284	4,045,646	2,124,242	13,351,805
MainStay International Equity Fund	2,634	3,396	65,490	276,659	148,271	35,432	531,882
MainStay Large Cap Growth Fund	54,473	293,595	3,522,781	350,604	1,227,159	1,942,036	7,390,647
MainStay MAP Fund	11,241	41,362	554,618	692,299	980,691	319,839	2,600,049
MainStay Mid Cap Growth Fund	2,725	10,741	140,842	171,876	216,446	84,135	626,765
MainStay Mid Cap Value Fund	1,594	2,250	43,542	218,650	120,246	25,887	412,169
MainStay Money Market Fund	14,125	61,447	779,433	1,000	0	425,130	1,281,135
MainStay Small Cap Growth Fund	1,053	1,152	24,686	165,247	60,419	13,915	266,472
MainStay Tax Free Bond Fund	606	3,360	50,457	378,159	114,357	28,939	575,878
MainStay Total Return Fund	2,821	2,266	70,041	735,146	144,547	41,448	996,270
MainStay Value Fund	2,450	2,713	70,479	670,278	197,309	42,178	985,407

ECLIPSE TRUST
MainStay Balanced Fund	3,658	8,089	133,707	471,946	389,935	88,309	1,095,644
MainStay Mid Cap Core Fund[2]	877	2,953	40,783	85,957	68,233	23,921	222,724
MainStay Small Company Value Fund[3]	3,966	16,595	237,315	135,054	338,680	147,635	879,244

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	965	1,757	28,040	57,811	38,084	15,293	141,950
MainStay Conservative Allocation Fund	4,184	14,822	194,984	631,571	240,711	106,047	1,192,318
MainStay Floating Rate Fund	7,710	39,927	504,675	399,738	660,424	315,037	1,927,511
MainStay Growth Allocation Fund	4,481	11,849	166,978	735,566	181,446	90,255	1,190,575
MainStay Growth Equity Fund	1	7	88	5,024	0	48	5,169
MainStay Income Manager Fund	1,031	2,182	35,658	153,090	79,361	19,793	291,116
MainStay Indexed Bond Fund	3,876	2,954	68,174	53,774	49,942	35,635	214,356
MainStay Intermediate Term Bond Fund	842	2,169	30,471	35,130	21,251	16,450	106,313
MainStay Moderate Allocation Fund	7,054	24,154	322,104	1,165,350	342,287	175,237	2,036,185
MainStay Moderate Growth Allocation Fund	8,042	23,412	322,792	1,368,165	319,632	175,181	2,217,225
MainStay 130/30 Core Fund	32	176	2,124	926	932	1,159	5,350
MainStay 130/30 Growth Fund	31	167	2,005	931	7,263	1,093	11,490
MainStay 130/30 High Yield Fund[4]	14	70	848	1	0	462	1,394
MainStay 130/30 International Fund	44	245	2,911	2,684	1,640	1,948	9,473
MainStay Retirement 2010 Fund	1,808	347	19,507	2,082	14	9,617	33,373
MainStay Retirement 2020 Fund	1,983	557	23,229	10,724	44	11,564	48,102
MainStay Retirement 2030 Fund	2,085	474	23,259	8,732	0	11,512	46,062
MainStay Retirement 2040 Fund	1,004	227	11,193	4,619	0	5,540	22,582
MainStay Retirement 2050 Fund	231	64	2,705	1,513	0	1,348	5,860
MainStay S&P 500 Index Fund	12,141	13,014	257,228	164,980	192,656	151,421	791,440
MainStay Short Term Bond Fund	1,282	6,615	80,151	29,469	48,564	44,140	210,219
1	Includes Board Members fees, travel, telephone, postage, training material and other miscellaneous expenses.
2	Effective September 29, 2008, the Fund changed its name from MainStay Mid Cap Opportunity Fund to MainStay Mid Cap Core Fund.
3	Effective February 13, 2009, the Fund changed its name from MainStay Small Cap Opportunity Fund to MainStay Small Company Value Fund.
4	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

CLASS B EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$3,270	$4,480	$89,006	$842,483	$137,286	$48,800	$1,125,323
MainStay Common Stock Fund	368	295	7,745	88,694	12,739	4,201	114,042
MainStay Convertible Fund	1,347	3,674	55,766	289,969	238,185	30,807	619,747
MainStay Diversified Income Fund	279	323	7,377	64,967	39,086	4,086	116,116
MainStay Global High Income Fund	326	503	10,110	80,346	52,863	5,632	149,780
MainStay Government Fund	798	1,237	22,940	187,505	71,733	12,532	296,745
MainStay High Yield Corporate Bond Fund	3,245	9,004	163,089	1,135,006	1,136,478	95,846	2,542,668
MainStay International Equity Fund	971	1,262	25,143	218,332	64,599	13,760	324,067
MainStay Large Cap Growth Fund	2,039	5,025	76,361	403,455	307,894	41,779	836,554
MainStay MAP Fund	3,329	6,513	115,142	766,689	477,047	73,160	1,441,881
MainStay Mid Cap Growth Fund	703	891	18,409	166,693	60,796	10,132	257,625
MainStay Mid Cap Value Fund	1,165	1,418	31,138	289,092	90,076	17,339	430,228
MainStay Money Market Fund	1,610	6,603	93,830	0	0	52,236	154,279
MainStay Small Cap Growth Fund	808	788	18,518	207,513	42,248	10,133	280,007
MainStay Tax Free Bond Fund	80	440	7,079	59,777	36,483	4,202	108,062
MainStay Total Return Fund	1,686	1,869	41,605	459,136	57,163	22,770	584,229
MainStay Value Fund	1,543	1,888	40,257	416,784	74,257	22,042	556,771

ECLIPSE TRUST
MainStay Balanced Fund	11	5	148	168	1	75	408
MainStay Mid Cap Core Fund	2	13	157	0	273	86	532
MainStay Small Company Value Fund	652	666	15,170	140,455	44,893	8,321	210,247

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	265	320	6,249	49,560	9,743	3,352	69,489
MainStay Conservative Allocation Fund	1,012	2,098	31,975	230,067	25,652	17,206	308,010
MainStay Floating Rate Fund	246	710	11,730	66,492	54,434	6,574	140,185
MainStay Growth Allocation Fund	2,570	4,350	70,829	566,601	36,278	37,914	718,542
MainStay Growth Equity Fund	0	0	0	142	0	0	142
MainStay Income Manager Fund	480	628	12,278	117,312	17,302	6,651	154,651
MainStay Intermediate Term Bond Fund	58	91	1,698	10,545	8,235	929	21,556
MainStay Moderate Allocation Fund	2,742	5,210	81,891	636,524	43,246	44,005	813,618
MainStay Moderate Growth Allocation Fund	4,195	6,505	109,522	914,073	44,949	58,514	1,137,759
*	Includes Board Members fees, travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

CLASS C EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$91	$222	$3,344	$17,272	$23,616	$1,820	$46,365
MainStay Common Stock Fund	45	118	1,775	9,796	13,832	986	26,553
MainStay Convertible Fund	3,667	20,178	242,511	48,081	532,621	132,599	979,657
MainStay Diversified Income Fund	107	447	6,363	18,125	100,741	3,588	129,372
MainStay Global High Income Fund	577	3,005	38,641	20,307	349,145	21,450	433,126
MainStay Government Fund	646	3,322	40,794	37,020	122,462	22,314	226,557
MainStay High Yield Corporate Bond Fund	6,484	35,189	442,657	483,272	3,123,443	244,711	4,335,756
MainStay International Equity Fund	331	1,073	15,129	31,907	120,415	8,413	177,267
MainStay Large Cap Growth Fund	9,322	51,175	613,716	40,927	1,118,152	336,577	2,169,869
MainStay MAP Fund	3,977	20,891	267,108	114,467	2,201,086	148,153	2,755,681
MainStay Mid Cap Growth Fund	588	2,871	36,962	25,311	295,514	20,519	381,766
MainStay Mid Cap Value Fund	239	984	13,819	27,153	200,191	8,070	250,457
MainStay Money Market Fund	1,317	6,833	84,896	0	0	46,529	139,575
MainStay Small Cap Growth Fund	59	95	1,731	12,612	24,180	960	39,637
MainStay Tax Free Bond Fund	167	929	11,509	12,748	32,063	6,318	63,735
MainStay Total Return Fund	34	38	840	10,422	10,434	458	22,227
MainStay Value Fund	142	453	6,503	21,251	64,234	3,588	96,172

ECLIPSE TRUST
MainStay Balanced Fund	934	4,453	61,849	99,726	1,010,433	34,831	1,212,225
MainStay Mid Cap Core Fund	158	753	10,252	10,364	149,408	5,849	176,784
MainStay Small Company Value Fund	209	783	12,065	20,440	297,417	7,908	338,823

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	121	479	6,406	10,045	41,927	3,513	62,491
MainStay Conservative Allocation Fund	953	4,580	56,821	131,028	70,180	31,002	294,563
MainStay Floating Rate Fund	1,415	7,519	100,610	269,886	1,140,191	56,572	1,576,192
MainStay Growth Allocation Fund	526	1,668	22,540	62,861	52,399	12,224	152,217
MainStay Growth Equity Fund	0	0	4	571	0	2	577
MainStay Income Manager Fund	181	781	10,311	30,460	57,669	5,744	105,147
MainStay Intermediate Term Bond Fund	172	876	10,866	14,309	38,230	5,945	70,398
MainStay Moderate Allocation Fund	1,201	5,040	64,430	172,663	119,509	35,126	397,969
MainStay Moderate Growth Allocation Fund	1,009	3,569	47,163	156,955	80,121	25,636	314,453
MainStay 130/30 Core Fund	27	151	1,805	340	2,393	983	5,700
MainStay 130/30 Growth Fund	18	99	1,184	30	1,652	646	3,629
MainStay 130/30 High Yield Fund**	39	39	464	0	0	253	795
MainStay 130/30 International Fund	0	0	4	91	593	3	691
*	Includes Board Members fees, travel, telephone, postage, training material and other miscellaneous expenses.
**	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

CLASS R2 EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay Common Stock Fund	$0	0	0	0	0	0	0
MainStay High Yield Corporate Bond Fund	3	15	178	0	5	97	298
MainStay International Equity Fund	27	5	312	563	0	157	1,065
MainStay Large Cap Growth Fund	7,885	27,276	351,559	21	11,190	189,809	587,740
MainStay MAP Fund	560	544	10,993	1,071	696	5,770	19,634
MainStay Mid Cap Growth Fund	0	0	1	0	0	0	1
MainStay Mid Cap Value Fund	52	287	3,417	1	122	1,860	5,739
MainStay Value Fund	3	11	139	11	0	75	239

ECLIPSE TRUST
MainStay Balanced Fund	6,393	1,229	73,636	31,286	394	37,063	150,002
Eclipse Funds Inc.	0	0	0	0	0	0	0
All Retirement Funds	0	0	0	0	0	0	0
*	Includes Board Members fees, travel, telephone, postage, training material and other miscellaneous expenses.

For the fiscal year ended October 31, 2008, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

CLASS R3 EXPENSE CATEGORIES -- NOVEMBER 1, 2007 TO OCTOBER 31, 2008

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER*	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTORS WITH RESPECT TO FUND
MAINSTAY TRUST
MainStay International Equity Fund	$1	$3	$45	$8	$83	$25	$164
MainStay Large Cap Growth Fund	720	3,987	47,465	107	$10,110	25,845	88,233
MainStay MAP Fund	35	122	1,583	380	1,042	856	4,018
MainStay Mid Cap Growth Fund	279	1,427	17,224	0	8,222	9,371	36,523

ECLIPSE TRUST
MainStay Balanced Fund	11	5	148	168	1	75	408
Mid Cap Core Fund	2	13	157	0	273	86	532

ECLIPSE FUNDS INC.
MainStay Retirement 2010 Fund	248	0	2,649	0	0	0	2,897
MainStay Retirement 2020 Fund	390	0	4,156	0	0	0	4,546
MainStay Retirement 2030 Fund	1,109	0	11,825	0	0	0	12,934
MainStay Retirement 2040 Fund	845	0	9,014	0	0	0	9,859
MainStay Retirement 2050 Fund	445	0	4,743	0	0	0	5,188
*	Includes Board Members fees, travel, telephone, postage, training material and other miscellaneous expenses.

SHAREHOLDER SERVICES PLANS; SERVICE FEES

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered by New York Life Investments to shareholders of the Class R1,Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Under the terms of the Services Plans, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the Class R2 and Class R3 12b-1 Plans. Because service fees are ongoing, over time they will increase the cost of an investment in a Fund.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members.

Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investments, subject to the oversight of the respective Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where the Funds have retained the services of a Subadvisor to provide day-to-day portfolio management for a Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

Manager's Proxy Voting Guidelines. To assist the Manager in approaching proxy-voting decisions for the Funds and its other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected RiskMetrics Group ("RMG"), an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, RMG researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Funds' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any RMG proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, or a designated committee of the Manager, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by RMG, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

The Manager has retained voting authority for the MainStay Cash Reserves Fund, MainStay Floating Rate Fund, MainStay Indexed Bond Fund and MainStay Money Market Fund.

GUIDELINES EXAMPLES

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delegated proxy-voting authority, utilizes RMG, these Guidelines apply to the Subadvisor.

  Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, the Manager will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

  Anti-takeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

  Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by RMG. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. The Manager/Subadvisor will generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

  Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

MainStay 130/30 High Yield, MainStay All Cap Growth, MainStay Capital Appreciation, MainStay Convertible, MainStay Diversified Income, MainStay Global High Income, MainStay Government, MainStay High Yield Corporate Bond, MainStay Intermediate Term Bond, MainStay International Equity, MainStay Mid Cap Growth, MainStay Mid Cap Value, MainStay Money Market, MainStay Short Term Bond, MainStay Small Cap Growth, MainStay Small Company Value, MainStay Total Return and MainStay Value Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, MacKay Shields. A summary of MacKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses RMG as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the RMG standard guidelines), or in the case of a Taft-Hartley client, in accordance with the RMG Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to RMG. MacKay Shields then informs RMG that the client has appointed MacKay Shields as its agent and instructs RMG as to which guidelines to follow.

Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and RMG will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

MainStay 130/30 Core, MainStay 130/30 Growth and MainStay 130/30 International, MainStay Balanced, MainStay Common Stock, MainStay Conservative Allocation, MainStay Growth Allocation, MainStay Growth Equity, MainStay Income Manager, MainStay Mid Cap Core, MainStay Moderate Allocation, MainStay Moderate Growth Allocation, MainStay Retirement 2010, MainStay Retirement 2020, MainStay Retirement 2030, MainStay Retirement 2040, MainStay Retirement 2050 and MainStay S&P 500 Index Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, Madison Square Investors LLC ("Madison Square Investors "). A summary of Madison Square Investors' proxy voting policies and procedures is provided below.

Madison Square Investors has adopted a Proxy Policy designed to ensure that where clients have delegated proxy voting authority to Madison Square Investors, all proxies are voted in the best interest of such clients without regard to the interests of Madison Square Investors or related parties. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. To assist Madison Square Investors in researching and voting proxies, Madison Square Investors utilizes the research and implementation services of a third-party proxy service provider, RMG. Madison Square Investors has also utilized RMG in adopting guidelines with respect to voting certain frequently recurring proxy issues. Madison Square Investors' Proxy Voting Committee is responsible for general oversight of Madison Square Investors' Proxy Policy and voting activity.

Where clients have delegated authority to vote proxies to Madison Square Investors, it votes them in accordance with its standard voting guidelines unless Madison Square Investors agrees with the client to apply modified guidelines. RMG researches each proxy issue and provides a recommendation to Madison Square Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. RMG casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. Madison Square Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and Madison Square Investors and its affiliates. Madison Square Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

MainStay Institutional Bond Fund and MainStay Principal Preservation Fund

The Manager has delegated proxy voting authority to the Funds' Subadvisor, McMorgan. A summary of McMorgan's proxy voting policies and procedures is provided below. McMorgan will vote all proxies of the Funds solely in the interest of the Funds and Fund shareholders and for the exclusive purpose of providing benefits to them. The Subadvisor will not subordinate the interests of the Funds to any unrelated objectives. The Subadvisor will act with care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

To assist the Subadvisor in approaching proxy-voting decisions for the Funds and its other clients, the Subadvisor has adopted proxy-voting guidelines ("Guidelines"). These Guidelines are reviewed on an annual basis and revised when a change is appropriate. As stated in the Guidelines, the Subadvisor has retained the services of RMG to assist it in researching and voting proxies. Specifically, the Subadvisor follows the RMG Taft-Hartley Policy Statement Guidelines when voting on specific issues.

RMG researches each proxy and provides a recommendation based on its Taft-Hartley Policy Statement Guidelines as to how to vote on each issue. The Subadvisor will have the responsibility to accept or reject any RMG proxy voting recommendations for each proxy ballot before RMG casts the vote. The Subadvisor will override recommendations that are not in the best interest of the Funds and will document any decision to override a recommendation or abstain from voting.

MainStay Large Cap Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to RMG, a third party proxy-voting agency. Winslow Capital subscribes to RMG's Implied Consent service feature. As RMG research is completed, the RMG Account Manager executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the RMG Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with RMG's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of RMG. Winslow Capital retains documentation of all amended votes.

MainStay MAP Fund

The Manager has delegated proxy-voting authority to the MainStay MAP Fund's Subadvisors, Markston and ICAP. Summaries of their proxy voting policies and procedures are provided below.

Markston

Markston has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to RMG, a third party proxy-voting agency. Markston subscribes to RMG's Implied Consent service feature. As RMG research is completed, the RMG Account Manager executes the ballots as Markston's agent according to the vote recommendations and consistent with the RMG Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Markston's guidelines with respect to certain typical proxy votes.

Markston retains the ability to override any vote if it disagrees with RMG's vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Markston may receive fees from a company for advisory or other services at the same time that Markston has investments in the stock of that company, Markston may vote such proxy: (i) by following the vote recommendation of RMG; (ii) as it determines to be in the best interest of the client, provided that such vote would be against Markston's own interest in the matter; or (iii) in a manner that may also benefit Markston provided that they consult with outside counsel to determine what is in the best interest of the client and based on this consultation, votes in a manner which it concludes to be in the best interest of the client. Markston shall memorialize in writing the rationale of each proxy vote cast directly by Markston which involves a conflict of interest. It will be the responsibility of the portfolio manager to notify the chief compliance officer of any conflicts that might occur during proxy voting.

ICAP

ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. ICAP reviews all proxy proposals on a case-by-case basis. ICAP utilizes the research and implementation services of RMG to assist with the evaluation of each proxy proposal. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

  Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

  Vote the securities based upon the recommendation of an independent third party, such as RMG; or

  Disclose the conflict to the client and obtain the client's direction to vote the proxies.

MainStay Tax Free Bond Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Standish. A summary of Standish's proxy voting policies and procedures is provided below.

Standish, through its participation on The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Policy Committee ("PPC"), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. Standish will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Standish generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Standish will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Standish recognizes its duty to vote proxies in the best interests of its clients. Standish seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders. Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds' website at mainstayinvestments.com or on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, the Manager publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than 30 days after the month's end (15 days for Funds subadvised by ICAP) and will publicly disclose each Fund's top ten holdings, as reported at quarter-end, no earlier than 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at mainstayinvestments.com or by calling the Funds at 800-MAINSTAY (624-6782). The Funds' quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

In addition, the Manager or a Fund's Subadvisor may share the Fund's non-public portfolio holdings information with subadvisors, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street, KPMG LLP, PricewaterhouseCoopers, Russell Mellon, RMG, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thompson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Funds' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investments or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the MainStay Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investments has determined that such provisions adequately protect the MainStay Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Board Members or a majority of a Board committee consisting solely of Independent Board Members approves such disclosure.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2008 is set forth below:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jordan Alexander	MainStay Small Company Value Fund	0	0	2 Accounts $7,019,026	0	0	0
Claude Athaide	MainStay Money Market Fund, MainStay Short Term Bond Fund	1 RIC $1,098,699,368	0	6 Accounts $421,282,113	0	0	0
David Bader	MainStay Principal Preservation Fund	0	0	99 Accounts $6,662,000,000	0	0	0
Lee Baker	MainStay S&P 500 Index Fund	2 RICs $1,100,000,000	0	9 Accounts $701,000,000	0	0	0
Rupal J. Bhansali	MainStay International Equity Fund, MainStay Total Return Fund	2 RICs $719,740,709	0	7 Accounts $900,189,521	0	0	2 Accounts $319,563,872
Adam Blankman	MainStay Institutional Bond Fund	0	0	99 Accounts $6,662,000,000	0	0	0
Howard Booth	MainStay Diversified Income Fund, MainStay Global High Income Fund	0	3 Accounts $84,258,837	43 Accounts $2,360,051,598	0	0	3 Accounts $235,283,495
John Butler	MainStay All Cap Growth Fund	1 RIC $75,027,994	0	10 Accounts $384,347,620	0	0	1 Account $4,120,611
Robert J. Centrella	MainStay All Cap Growth Fund, MainStay Capital Appreciation Fund, MainStay Mid Cap Growth Fund	3 RICs $645,196,048	0	10 Accounts $384,347,620	0	0	1 Account $4,120,611
David Clement	MainStay Cash Reserves Fund	None	6 Accounts $2,678,000,000	7 Accounts $3,598,000,000	0	0	0
Louis N. Cohen	MainStay 130/30 High Yield Fund	2 RICs $127,184,503	5 Accounts $603,867,436	14 Accounts $2,420,471,113	0	0	6 Accounts $433,049,123
Eileen Cook	MainStay All Cap Growth Fund	1 RIC $75,027,994	0	10 Accounts $384,347,620	0	0	1 Account $4,120,611
Robert Dial	MainStay Floating Rate Fund	0	1 Account $202,000,000	8 Accounts $2,503,000,000	0	0	0
Lanette Donovan	MainStay All Cap Growth Fund	1 RIC $75,027,994	0	10 Accounts $384,347,620	0	0	1 Account $4,120,611
Tony H. Elavia	MainStay Balanced Fund, MainStay Income Manager Fund, MainStay Asset Allocation Funds, MainStay Retirement Funds	5 RICs $1,000,000,000	0	4 Accounts $58,000,000	0	0	0
Michael Faloon	MainStay Tax Free Bond Fund	0	0	0	0	0	0
Harvey Fram	MainStay Common Stock Fund, MainStay Mid Cap Core Fund, MainStay 130/30 Core Fund	2 RICs $829,919,119	4 Accounts $349,712,783	44 Accounts $2,484,310,847	0	0	6 Accounts $1,043,122,745
Stephen Friscia	MainStay Small Company Value Fund	0	0	2 Accounts $7,019,026	0	0	0
Thomas Girard	MainStay Balanced Fund, MainStay Income Manager Fund, MainStay Indexed Bond Fund	3 RICs $930,000,000	1 Account $3,098,000,000	3 Accounts $578,000,000	0	0	0
Gary Goodenough	MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay Intermediate Term Bond Fund, MainStay Money Market Fund, MainStay Short Term Bond Fund, MainStay Total Return Fund	3 RICs $1,778,007,788	3 RICs $84,258,837	43 Accounts $2,360,051,598	0	0	3 Accounts $235,283,495
Denise E. Higgins	MainStay All Cap Growth Fund, MainStay Small Cap Growth Fund	2 RICs $160,168,023	0	10 Accounts $384,347,620	0	0	1 Account $4,120,611
Justin H. Kelly	MainStay Large Cap Growth Fund	3 RICs $462,000,000	5 Accounts $93,000,000	51 Accounts $2,278,000,000	0	0	1 Account $24,000,000
Migene Kim	MainStay Common Stock Fund, MainStay Mid Cap Core Fund	0	0	0	0	0	0
Michael Kimble	MainStay 130/30 High Yield Fund	2 RICs $127,184,503	5 Accounts $603,867,436	14 Accounts $2,420,471,113	0	0	6 Accounts $433,049,123
Harish Kumar	MainStay Growth Equity Fund, MainStay 130/30 Growth Fund, MainStay Income Manager Fund	0	0	1 Account $4,776,519	0	1 Account $1,634,545	-
Roger Lob	MainStay MAP Fund	0	0	18 Accounts $78,037,116	0	0	0
Christopher Mullarkey	MainStay MAP Fund	0	1 Account $31,529,889	16 Accounts $158,869,028	0	0	0
Michael J. Mullarkey	MainStay MAP Fund	0	1 Account $31,529,889	16 Accounts $158,869,028	0	0	0
Francis J. Ok	MainStay S&P 500 Index Fund	2 RICs $1,100,000,000	0	9 Accounts $701,000,000	0	0	0
Mona Patni	MainStay 130/30 Core Fund	0	0	0	0	0	0
J. Matthew Philo	MainStay Diversified Income Fund, MainStay High Yield Corporate Bond Fund	3 RICs $1,658,977,815	3 RICs $692,966,362	38 Accounts $6,271,507,139	0		2 Accounts $37,363,576
James Ramsey	MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay Intermediate Term Bond Fund, MainStay Money Market Fund, MainStay Short Term Bond Fund, MainStay Total Return Fund	3 RICs $1,778,007,788	3 RICs $84,258,837	43 Accounts $2,360,051,598	0	0	3 Accounts $235,283,495
Dan Roberts	MainStay 130/30 High Yield Fund	2 RICs $127,184,503	5 RICs $603,867,436	14 Accounts $2,420,471,113	0	0	6 Accounts $433,049,123
Richard A. Rosen	MainStay Mid Cap Value Fund, MainStay Total Return Fund, MainStay Value Fund	2 RICs $516,664,737	0	15 Accounts $264,478,425	0	0	2 Accounts $111,827,645
Jeffrey H. Saxon	MainStay Global High Income Fund	0	0	0	0	0	0
Jerrold K. Senser	MainStay MAP Fund	13 RICs $5,300,000,000	11 Accounts $1,300,000,000	120 Accounts $5,100,000,000	0	0	12 Accounts $900,000,000
Donald Serek	MainStay Indexed Bond Fund	None	2 Accounts $631,000,000	5 Accounts $1,212,000,000	0	0	0
Edward Silverstein	MainStay Convertible Fund	1 RIC $256,902,679	0	9 Accounts $220,874,099	0	0	2 Accounts $323,137,109
Luke A. Smith	MainStay 130/30 International Fund	0	0	2 Accounts $10,287,062	0	2 Accounts $23,177,788	2 Accounts $23,177,758
Mark T. Spellman	MainStay Mid Cap Value Fund	1 RIC $260,480,376	0	15 Accounts $264,478,425	0	0	2 Accounts $111,827,645
Edmund C. Spelman	MainStay All Cap Growth Fund, MainStay Capital Appreciation Fund, MainStay Convertible Fund, MainStay Mid Cap Growth Fund, MainStay Small Cap Growth Fund, MainStay Total Return Fund	4 RICs $911,492,444	0	10 Accounts $384,347,620	0	0	1 Account $4,120,611
Johnathan Swaney	MainStay Retirement Funds, MainStay Asset Allocation Funds, MainStay Income Manager Fund	0	0	12 Accounts $2,149,552,565	0	0	0
Christine Todd	MainStay Tax Free Bond Fund	1 Account $296,592,208	0	136 Accounts $4,318,855,611	0	0	0
Andrew Ver Planck	MainStay 130/30 International Fund	0	0	0	0	0	0
Taylor Wagenseil	MainStay 130/30 High Yield Fund	2 RICs $127,184,503	5 RICs $603,867,436	14 Accounts $2,420,471,113	0	0	6 Accounts $433,049,123
R. Bart Wear	MainStay Large Cap Growth Fund	3 RICs $462,000,000	5 Accounts $93,000,000	51 Accounts $2,278,000,000	0	0	1 Account $24,000,000
Thomas R. Wenzel	MainStay MAP Fund	13 RICs $5,300,000,000	11 Accounts $1,300,000,000	120 Accounts $5,100,000,000	0	0	12 Accounts $900,000,000
Clark J. Winslow	MainStay Large Cap Growth Fund	3 RICs $462,000,000	5 Accounts $93,000,000	51 Accounts $2,278,000,000	0	0	1 Account $24,000,000

Portfolio Manager Compensation Structure. In an effort to retain key personnel, New York Life Investments and each Subadvisor have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

New York Life Investments

New York Life Investments' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall New York Life Investments results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

New York Life Investments offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on New York Life Investments's overall company performance. "New York Life Investments Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

MacKay Shields

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay Shields pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Fund and other accounts. MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

Madison Square Investors

Madison Square Investors' portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall Madison Square Investors results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

Madison Square Investors offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on Madison Square Investors' overall company performance. "Madison Square Investors Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

McMorgan

McMorgan's portfolio managers receive a base salary and an annual incentive based on performance against individual and department/team objectives, as well as McMorgan's overall results. The plan is designed to align compensation with clients' goals by rewarding portfolio managers who meet the long-term objective of consistent and superior investment performance. In addition, these employees participate in a long-term incentive program. The total compensation package (i.e. salary, annual and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

Winslow Capital

In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. Effective December 26, 2008, upon the acquisition of Winslow Capital by Nuveen Investments, Inc., the portfolio managers have long-term employment agreements with multi-year non-competition/non-solicitation clauses.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm.

ICAP

Compensation for key ICAP investment professionals consists of a competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

Markston

The Markston portfolio management team (Michael Mullarkey, Roger Lob, Christopher Mullarkey) are all owners of Markston International LLC. The portfolio managers share in the profits of the firm. Therefore, the success of the team in generating long-term above average performance directly correlates with the success of Markston and the compensation of the portfolio managers.

Standish

Standish offers competitive compensation opportunities to all employees, including portfolio managers, analysts, traders, marketers and client service personnel. Standish's goal is to provide a performance-oriented environment with incentive compensation programs that are tied to the profitability and sustained growth of the firm. Standish provides a disciplined and structured process of reward and evaluation to attract and retain high-performing employees who are critical to Standish's ongoing success. Standish's competitive compensation package, which is not formula driven, includes base pay and bonus, annual incentives and long-term incentives for a select group of key professionals.

Using a combination of quantitative and qualitative factors, including asset growth, annual individual objectives and a variety of performance metrics, Standish bases incentives on each employee's completion of his/her individual goals and his/her contributions to the team and the company. Standish conducts these reviews on a case-by-case basis and does not assess weights in determining total compensation. In addition, key investment personnel participate in the Standish Long Term Incentive Plan (LTIP). The plan provides for an annual award, payable in BNY Mellon restricted shares and deferred cash that cliff vests after three years, with an interest rate equal to the average year over year earnings growth of Standish (capped at 20% per year). Management has discretion with respect to actual participation.

The following table states, as of October 31, 2008, the dollar range of fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Jordon Alexander	None	$0
Claude Athaide	MainStay Money Market Fund	$10,001 - $50,000
	MainStay Short Term Bond Fund	$10,001 - $50,000
David Bader	MainStay Common Stock Fund	$10,001 - $50,000
	MainStay Principal Preservation Fund	$1 - $10,000
Lee Baker	None	$0
Rupal J. Bhansali	MainStay International Equity Fund	$50,001 - $100,000
Adam Blankman	MainStay Institutional Bond Fund	$10,001 - $50,001
	MainStay Principal Preservation Fund	$100,001 - $500,000
Howard Booth	None	$0
John Butler	MainStay All Cap Growth Fund	$10,001 - $50,000
	MainStay International Equity Fund	$10,001 - $50,000
	MainStay Small Cap Opportunity Fund	$1 - $10,000
Robert J. Centrella	MainStay Mid Cap Growth Fund	$10,001 - $50,000
	MainStay Capital Appreciation Fund	$10,001 - $50,000
	MainStay International Equity Fund	$10,001 - $50,000
	MainStay Value Fund	$1 - $10,000
	MainStay All Cap Growth Fund	$10,001 - $50,000
David Clement	None	$0
Louis N. Cohen	MainStay 130/30 High Yield Fund	$100,001 - $500,000
Eileen Cook	MainStay All Cap Growth Fund	$100,001 - $500,000
Robert Dial	None	$0
Lanette Donovan	MainStay Capital Appreciation Fund	$10,001 - $50,000
Tony H. Elavia	None	$0
Michael Faloon	None	$0
Harvey Fram	MainStay 130/30 Core Fund	$10,001 - $50,000
Stephen Friscia	None	$0
Thomas Girard	None	$0
Gary Goodenough	MainStay Total Return Fund	$50,001 - $100,000
	MainStay High Yield Corporate Bond Fund	$10,001 - $50,000
Denise E. Higgins	MainStay Small Cap Growth Fund	$10,001 - $50,000
	MainStay Capital Appreciation Fund	$10,001 - $50,000
	MainStay Mid Cap Growth Fund	$1 - $10,000
	MainStay Small Cap Value Fund	$1 - $10,000
	MainStay Mid Cap Value Fund	$1 - $10,000
	MainStay Value Fund	$1 - $10,000
	MainStay Convertible Fund	$1 - $10,000
	MainStay High Yield Corporate Bond	$1 - $10,000
	MainStay International Equity Fund	$1 - $10,000
	MainStay All Cap Growth Fund	$100,001 - $500,000
Justin H. Kelly	MainStay Large Cap Growth Fund	$10,001 - $50,000
Migene Kim	None	$0
Michael Kimble	None	$0
Harish Kumar	None	$0
Roger Lob	None	$0
Christopher Mullarkey	None	$0
Michael J. Mullarkey	None	$0
Francis J. Ok	None	$0
Mona Patni	None	$0
J. Matthew Philo	None	$0
James Ramsay	None	$0
Dan Roberts	None	$0
Richard A. Rosen	MainStay Value Fund	$100,001 - $500,000
	MainStay ICAP Equity Fund	$10,001 - $50,000
	MainStay All Cap Growth Fund	$10,001 - $50,000
Jeffrey H. Saxon	None	$0
Jerrold K. Senser	None	$0
Donald F. Serek	None	$0
Edward Silverstein	MainStay Convertible Fund	$100,001 - $500,000
Luke A. Smith	MainStay International Equity Fund	$10,001 - $50,000
Mark T. Spellman	MainStay Mid Cap Value Fund	$10,001 - $50,000
	MainStay Capital Appreciation Fund	$10,001 - $50,000
	MainStay Value Fund	$10,001 - $50,000
	MainStay Money Market Fund	$10,001 - $50,000
	MainStay ICAP Equity Fund	$10,001 - $50,000
Edmund C. Spelman	MainStay Capital Appreciation Fund	$100,001 - $500,000
	MainStay Small Cap Growth Fund	$1 - $10,000
	MainStay Mid Cap Growth Fund	$1 - $10,000
	MainStay Total Return Fund	$1 - $10,000
	MainStay All Cap Growth Fund	$100,001 - $500,000
Jonathan Swaney	MainStay International Equity Fund	$100,001 - $500,000
	MainStay MAP Fund	$10,001 - $50,000
	MainStay S&P 500 Index Fund	$50,001 - $100,000
	MainStay Small Cap Opportunity Fund	$10,001 - $50,000
Christine Todd	None	$0
Andrew Ver Planck	None	$0
Taylor Wagenseil	None	$0
R. Bart Wear	MainStay Large Cap Growth Fund	$100,001 - $500,000
Thomas R. Wenzel	None	$0
Clark J. Winslow	MainStay Large Cap Growth Fund	Over $1,000,000

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a high yield component).

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

  The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

  A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

  An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Because the MainStay Retirement Funds and the MainStay Asset Allocation Funds invest primarily all of their assets in Class I shares of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investments is affiliated with two broker-dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities or effect transactions of the MainStay Group of Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

In the fiscal year ended October 31, 2006, the MainStay MAP Fund paid commissions to Wachovia Capital Markets, an affilate of the MainStay MAP Fund's former subadvisor Jennison. The following table sets forth information regarding such payment. No such payments were made to Affiliated Brokers in the fiscal years ended October 31, 2007 and October 31, 2008.

2006
Total brokerage commissions paid by the MainStay MAP Fund in fiscal year ended October 31, 2006	$1,538,322

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Funds and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another MainStay Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors each believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the MainStay Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The table below shows information on brokerage commissions paid by each of the Funds for the fiscal years ended October 31, 2008, October 31, 2007 and October 31, 2006, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

BROKERAGE COMMISSIONS	YEAR ENDED 10/31/08	YEAR ENDED 10/31/07	YEAR ENDED 10/31/06
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$713,562	$959,649	$748,289
MainStay Common Stock Fund	347,535	159,338	156,066
MainStay Convertible Fund	120,497	153,990	173,112
Mainstay Diversified Income Fund	8,235	3,707	7,869
MainStay Global High Income Fund	9,896	3,075	13,306
MainStay Government Fund	0	0	0
MainStay High Yield Corporate Bond Fund	204,934	370,039	284,203
MainStay International Equity Fund	2,017,805	1,571,297	1,449,131
MainStay Institutional Bond Fund	0	0	0
MainStay Large Cap Growth Fund	3,529,307	1,247,910	1,004,760
MainStay MAP Fund	1,332,048	1,211,285	1,538,322
MainStay Mid Cap Growth Fund	226,835	189,495	224,018
MainStay Mid Cap Value Fund	403,082	481,185	570,776
MainStay Money Market Fund	0	0	0
MainStay Principal Preservation Fund	0N/A	0	0
MainStay Small Cap Growth Fund	301,184	309,655	218,677
MainStay Tax Free Bond Fund	14,438	1,250	3,750
MainStay Total Return Fund	550,638	482,077	588,327
MainStay Value Fund	662,352	737,347	951,897

ECLIPSE TRUST
MainStay Balanced Fund	555,843	653,466	281,302
MainStay Mid Cap Core Fund	119,357	157,930	69,202
MainStay Small Company Value Fund	2,552,982	3,514,604	2,412,030

ECLIPSE FUNDS INC.
MainStay All Cap Growth Fund	345,483	252,050	292,556
MainStay Cash Reserves Fund	0	0	0
MainStay Conservative Allocation Fund	0	0	0
MainStay Floating Rate Fund	0	0	0
MainStay Growth Allocation Fund	0	0	0
MainStay Growth Equity Fund	219,122	122,073	26,007
MainStay Income Manager Fund	130,113	160,038	192,384
MainStay Indexed Bond Fund	0	0	0
MainStay Intermediate Term Bond Fund	29	0	0
MainStay Moderate Allocation Fund	0	0	0
MainStay Moderate Growth Allocation Fund	0	0	0
MainStay 130/30 Core Fund[1]	130,558	19,702	0
MainStay 130/30 Growth Fund[1]	61,312	12,233	0
MainStay 130/30 High Yield Fund[2]	2,700	0	0
MainStay 130/30 International Fund[3]	31,275	965	0
MainStay Retirement 2010 Fund[4]	4,524	0	0
MainStay Retirement 2020 Fund[4]	5,696	0	0
MainStay Retirement 2030 Fund[4]	7,189	0	0
MainStay Retirement 2040 Fund[4]	3,580	0	0
MainStay Retirement 2050 Fund[4]	2,316	0	0
MainStay Short Term Bond Fund	0	0	0
MainStay S&P 500 Index Fund	57,137	74,098	59,833
1	The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund commenced investment operations on June 29, 2007.
2	The MainStay 130/30 High Yield Fund commenced investment operations on December 14, 2007.
3	The MainStay 130/30 International Fund commenced investment operations on September 28, 2007.
4	The MainStay Retirement Funds commenced investment operations on June 29, 2007.

The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended October 31, 2008 and the dollar amount of the transactions involved.

	TOTAL AMOUNT OF TRANSACTIONS WHERE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH SERVICES	TOTAL BROKERAGE COMMISSIONS PAID TO BROKERS THAT PROVIDED RESEARCH
MAINSTAY TRUST
MainStay Capital Appreciation Fund	$172,630,058	$133,396
MainStay Common Stock Fund	31,436,941	38,757
MainStay Convertible Fund	22,624,538	16,624
Mainstay Diversified Income Fund	52,936	46
MainStay Global High Income Fund	-	-
MainStay High Yield Corporate Bond Fund	18,298,020	38,827
Mainstay International Equity Fund	142,331,356	160,687
MainStay Large Cap Growth Fund	376,657	347,879,616
MainStay MAP Fund	1,031,998,860	669,514
MainStay Mid Cap Growth Fund	34,981,410	32,608
MainStay Mid Cap Value Fund	55,803,223	62,428
MainStay Small Cap Growth Fund	26,730,719	32,608
MainStay Total Return Fund	87,906,737	73,332
MainStay Value Fund	124,635,639	115,938
ECLIPSE TRUST
MainStay Balanced Fund	47,998,135	60,053
Mainstay Mid Cap Core Fund	13,115,169	23,305
ECLIPSE FUNDS INC.
MainStay Growth Equity Fund	43,134,930	36,326
MainStay 130/30 Core Fund(1)	14,097,156	25,860
MainStay 130/30 Growth Fund(1)	10,391,188	10,866

As of October 31, 2008, the Funds held securities of the following broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER-DEALER	MARKET VALUE
MAINSTAY TRUST

MainStay Capital Appreciation Fund	Goldman Sachs Group, Inc. (The)	$841,750
	JPMorgan Chase & Co.	4,248,750
	State Street Bank and Trust Co.	73,510,752
MainStay Common Stock Fund	Bank of America Corp.	$662,499
	Citigroup, Inc.	1,519,914
	Goldman Sachs Group, Inc. (The)	408,573
	JPMorgan Chase & Co.	3,959,629
	Merrill Lynch & Co., Inc.	2,139,021
	State Street Bank and Trust Co.	552,928
	State Street Corp.	2,156,749
MainStay Convertible Fund	Bank of America Corp.	$16,035,600
	Citigroup, Inc.	13,546,141
	Citigroup, Inc.	973,510
	Merrill Lynch & Co., Inc.	5,251,577
	State Street Bank and Trust Co.	17,184,686
MainStay Diversified Income Fund	Banc of America Commercial Mortgage, Inc.	$277,312
	Bank of America Corp.	266,700
	Bank of America Credit Card Trust	123,229
	Citibank Credit Card Issuance Trust	125,427
	Citicorp Residential Mortgage Securities, Inc.	97,048
	Citicorp Residential Mortgage Securities, Inc.	116,702
	Citigroup, Inc.	12,715
	Citigroup, Inc.	203,889
	LB-UBS Commercial Mortgage Trust	207,364
	LB-UBS Commercial Mortgage Trust	71,537
	Morgan Stanley	127,554
	Morgan Stanley	55,987
	State Street Bank and Trust Co.	11,710,470
	UBS Luxembourg S.A. for OJSC	153,000
MainStay Global High Income Fund	UBS Luxembourg S.A. for OJSC	$459,000
	UBS Luxembourg S.A. for OJSC	255,000
	State Street Bank and Trust Co.	14,504,553
MainStay Government Fund	Banc of America Commercial Mortgage, Inc.	$1,936,481
	Chase Issuance Trust	753,590
	Citibank Credit Card Issuance Trust	550,984
	Citicorp Residential Mortgage Securities, Inc.	921,962
	Citicorp Residential Mortgage Securities, Inc.	1,157,294
	Citigroup Mortgage Loan Trust, Inc.	815,453
	GS Mortgage Securities Corp. II	1,056,428
	State Street Bank & Trust Co.	31,382,449
MainStay High Yield Corporate Bond	State Street Navigator Securities Lending Prime Portfolio.	$18,446,698
	State Street Bank and Trust Co.	210,367,852
MainStay International Equity Fund	State Street Bank and Trust Co.	$2,996,046
MainStay Institutional Bond Fund	Bank of America Corp.	$737,261
	Bank of America Corp.	785,505
	Bear Stearns Commercial Mortgage Securities	1,649,470
	Bear Stearns Cos. Inc. (The)	1,277,350
	Bear Stearns Cos. Inc. (The)	1,059,865
	Chase Issuance Trust	5,107,467
	Citigroup, Inc.	1,071,077
	Citigroup, Inc.	3,279,307
	Citigroup, Inc.	824,724
	Goldman Sachs Group, Inc. (The)	666,856
	GS Mortgage Securities Corp.	2,085,691
	GS Mortgage Securities Corp.	2,032,041
	GS Mortgage Securities Corp. II	1,094,385
	HSBC Finance Corp.	113,593
	HSBC Finance Corp.	1,387,872
	HSBC Finance Corp.	504,813
	HSBC Finance Corp.	266,590
	JPMorgan Chase & Co.	1,904,741
	JPMorgan Mortgage Trust	818,641
	JPMorgan Mortgage Trust	1,801,011
	LB-UBS Commercial Mortgage Trust	3,182,049
	Lehman Brothers Holding, Inc.	1,950
	Lehman Brothers Holding, Inc.	332,800
	Morgan Stanley	1,063,298
	Morgan Stanley ABS Capital I	1,140
	State Street Bank and Trust Co.	6,755,681
MainStay Large Cap Growth	State Street Bank and Trust Co.	$85,613,341
MainStay MAP Fund	Bank of America Corp.	$15,421,040
	Citigroup, Inc.	3,285,555
	Credit Suisse Group A.G.	5,901,720
	JPMorgan Chase & Co.	25,874,063
	Merrill Lynch & Co., Inc.	1,555,983
	State Street Bank and Trust Co.	44,494,187
	State Street Corp.	5,678,850
	Toyota Motor Corp., Sponsored ADR	6,931,799
MainStay Mid Cap Growth Fund	State Street Bank and Trust Co.	$19,002,320
MainStay Mid Cap Value Fund	State Street Bank and Trust Co.	$9,786,150
MainStay Money Market Fund	Bank of America N.A.	$6,624,210
	HSBC Finance Corp.	1,298,232
	JPMorgan Chase & Co.	9,788,588
	State Street Bank and Trust Co.	39,865
MainStay Principal Preservation Fund	Toyota Motor Credit Corp.	$1,599,775
	State Street Bank and Trust Co.	12,845
MainStay Small Cap Growth Fund	State Street Bank and Trust Co.	$11,586,626
MainStay Tax Fee Bond Fund	State Street Bank and Trust Co.	$18,224
MainStay Total Return Fund	Bank of America Commercial Mortgage, Inc.	$1,104,546
	Bank of America Corp.	868,126
	Bank of America Corp.	2,898,080
	Bank of America Corp.	1,015,000
	Bank of America Credit Card Trust	706,194
	Chase Issuance Trust	990,971
	Citibank Credit Card Issuance Trust	1,254,272
	Citicorp Residential Mortgage Securities, Inc.	480,391
	Citigroup, Inc.	1,165,933
	Citigroup, Inc.	1,571,115
	Citigroup, Inc.	850,344
	Citigroup, Inc.	106,850
	Goldman Sachs Group Inc. (The)	652,413
	Goldman Sachs Group Inc. (The)	1,720,500
	GS Mortgage Securities Corp. II	1,086,863
	HSBC Finance Corp.	736,931
	JPMorgan Chase & Co.	4,625,940
	LB-UBS Commercial Mortgage Trust	758,709
	LB-UBS Commercial Mortgage Trust	417,619
	Merrill Lynch & Co., Inc.	858,858
	Morgan Stanley	741,831
	Morgan Stanley	1,116,099
	State Street Bank and Trust Co.	35,461,629
	UBS A.G. Registered	30,420
MainStay Value Fund	Bank of America Corp.	$15,539,521
	Citigroup, Inc.	6,539,251
	Goldman Sachs Group, Inc. (The)	4,997,775
	JPMorgan Chase & Co.	18,520,920
	Merrill Lynch & Co., Inc.	1,427,712
	State Street Bank and Trust Co.	28,097,267

ECLIPSE TRUST AND ECLIPSE FUNDS INC.

MainStay All Cap Growth Fund	JPMorgan Chase & Co.	$631,125
	State Street Bank and Trust Co.	8,489,623
MainStay Balanced Fund	Bank of America Corp.	$4,541,724
	Bank of America Corp.	1,762,936
	Bank of America Corp.	1,406,468
	Bank One Corp.	6,602,181
	Bear Stearns Cos., Inc. (The)	1,703,134
	Credit Suisse First Boston USA, Inc.	5,891,297
	Goldman Sachs Group, Inc. (The)	5,647,463
	Goldman Sachs Group, Inc. (The)	3,419,448
	Goldman Sachs Group, Inc. (The)	1,167,835
	JPMorgan Chase & Co.	4,899,964
	JPMorgan Chase & Co.	2,006,093
	Merrill Lynch & Co., Inc.	3,075,351
MainStay Cash Reserves Fund	Bank of America Auto Trust	$7,332,697
	Wachovia Auto Owner Trust	5,015,314
MainStay Floating Rate Fund	State Street Bank and Trust Co.	$509,782
MainStay Growth Equity Fund	JPMorgan Chase & Co.	$385,275
	State Street Bank and Trust Co.	1,270,723
MainStay Income Manager Fund	Banc of America Commercial Mortgage, Inc.	$580,298
	Banc of America Commercial Mortgage, Inc.	446,275
	Banc of America Commercial Mortgage, Inc.	418,882
	Banc of America Commercial Mortgage, Inc.	388,850
	Banc of America Commercial Mortgage, Inc.	208,073
	Banc of America Funding Corp.	310,613
	Bank of America Corp.	4,595,969
	Chase Funding Mortgage Loan Asset-Backed Certificates	251,674
	Chase Issuance Trust	705,806
	Citicorp Residential Mortgage Securities, Inc.	535,407
	Citicorp Residential Mortgage Securities, Inc.	486,258
	Citifinancial Mortgage Securities, Inc.	496,208
	Citigroup Mortgage Loan Trust, Inc.	306,180
	Citigroup, Inc.	3,202,399
	Citigroup, Inc.	166,960
	Citigroup/Deutsche Bank Commercial Mortgage Trust	685,155
	Credit Suisse Group A.G.	26,030
	Deutsche Bank Financial, Inc.	99,683
	Goldman Sachs Group, Inc. (The)	164,558
	Goldman Sachs Group, Inc. (The)	123,324
	Goldman Sachs Group, Inc. (The)	67,347
	JP Morgan Chase Commercial Mortgage Securities Corp.	415,656
	JP Morgan Chase Commercial Mortgage Securities Corp.	410,531
	JP Morgan Chase Commercial Mortgage Securities Corp.	400,129
	JP Morgan Chase Commercial Mortgage Securities Corp.	395,561
	JP Morgan Chase Commercial Mortgage Securities Corp.	393,237
	JP Morgan Chase Commercial Mortgage Securities Corp.	379,025
	JPMorgan Chase & Co.	237,901
	JPMorgan Chase & Co.	87,064
	JPMorgan Mortgage Acquisition Corp.	390,213
	JPMorgan Mortgage Acquisition Corp.	377,170
	JPMorgan Mortgage Acquisition Corp.	255,530
	JPMorgan Mortgage Trust	635,888
	LB-UBS Commercial Mortgage Trust	397,554
	LB-UBS Commercial Mortgage Trust	395,338
	LB-UBS Commercial Mortgage Trust	369,435
	LB-UBS Commercial Mortgage Trust	248,715
	Merrill Lynch & Co., Inc.	133,228
	Merrill Lynch Mortgage Trust	401,790
	Merrill Lynch/Countrywide Commercial Mortgage Trust	415,132
	State Street Bank and Trust Co.	1,638,195
	State Street Corp.	84,576
	Wachovia Bank Commercial Mortgage Trust	796,939
	Wachovia Bank Commercial Mortgage Trust	304,970
MainStay Indexed Bond Fund	BAC Capital TRUST VI	$80,780
	Bank of America Corp.	836,069
	Bank of America Corp.	270,470
	Bank of America Corp.	213,298
	Bank of America Corp.	159,646
	Bank of America Corp.	85,819
	Chase Issuance Trust	470,537
	Citicorp Residential Mortgage Securities, Inc.	970,486
	CitiFinancial Credit Co.	224,295
	Citigroup, Inc.	859,741
	Citigroup, Inc.	400,705
	Citigroup, Inc.	260,601
	Citigroup, Inc.	239,368
	Credit Suisse First Boston USA, Inc.	461,781
	Credit Suisse First Boston USA, Inc.	243,548
	Credit Suisse First Boston USA, Inc.	239,017
	Credit Suisse First Boston USA, Inc.	123,846
	Credit Suisse First Boston USA, Inc.	95,296
	Credit Suisse First Boston USA, Inc.	86,735
	Deutsche Bank A.G./London	288,457
	Deutsche Bank Financial, Inc.	124,603
	Goldman Sachs Group, Inc. (The)	525,096
	Goldman Sachs Group, Inc. (The)	407,758
	Goldman Sachs Group, Inc. (The)	292,500
	Goldman Sachs Group, Inc. (The)	287,756
	Goldman Sachs Group, Inc. (The)	211,287
	Goldman Sachs Group, Inc. (The)	202,041
	Goldman Sachs Group, Inc. (The)	179,531
	Goldman Sachs Group, Inc. (The)	123,546
	Goldman Sachs Group, Inc. (The)	64,295
	Goldman Sachs Group, L.P.	83,557
	JPMorgan Chase & Co.	435,318
	JPMorgan Chase & Co.	230,045
	JPMorgan Chase & Co.	190,321
	JPMorgan Chase Bank N.A.	687,183
	JPMorgan Chase Bank N.A.	135,669
	JPMorgan Mortgage Acquisition Corp.	321,956
	Merrill Lynch & Co., Inc.	337,982
	Merrill Lynch & Co., Inc.	288,661
	Merrill Lynch & Co., Inc.	248,308
	Merrill Lynch & Co., Inc.	208,361
	Merrill Lynch & Co., Inc.	188,818
	Merrill Lynch & Co., Inc.	141,628
	Merrill Lynch & Co., Inc.	124,170
	Merrill Lynch & Co., Inc.	78,433
	State Street Bank and Trust Co.	81,615
	Wachovia Bank N.A.	491,684
	Wachovia Bank N.A.	237,204
	Wachovia Bank N.A.	160,922
	Wachovia Bank N.A.	39,780
	Wachovia Corp.	90,292
	Wachovia Corp.	83,351
MainStay Intermediate Term Bond Fund	Banc of America Commercial Mortgage, Inc.	$705,030
	Bank of America Corp.	859,531
	Bank of America Credit Card Trust	440,779
	Chase Issuance Trust	565,192
	Citibank Credit Card Issuance Trust	734,645
	Citicorp Residential Mortgage Securities, Inc.	437,632
	Citicorp Residential Mortgage Securities, Inc.	286,294
	Goldman Sachs Group, Inc. (The)	570,861
	GS Mortgage Securities Corp. II	992,844
	LB-UBS Commercial Mortgage Trust	592,820
	LB-UBS Commercial Mortgage Trust	280,991
	State Street Bank and Trust Co.	26,825,809
	State Street Navigator Securities Lending Prime Portfolio	1,855
	Wachovia Bank Commercial Mortgage Trust	750,388
	Wachovia Bank Commercial Mortgage Trust	67,508
MainStay Mid Cap Core Fund	Investment Technology Group, Inc.	$17,083
MainStay Short Term Bond Fund	Goldman Sachs Group, Inc. (The)	$964,949
	JP Morgan Chase Commercial Mortgage Securities Corp.	441,479
	LB-UBS Commercial Mortgage Trust	229,321
	LB-UBS Commercial Mortgage Trust	172,845
	State Street Bank and Trust Co.	1,886,841
	Wachovia Bank Commercial Mortgage Trust	188,862
MainStay S&P 500 Index Fund	Bank of America Corp.	$15,303,695
	Citigroup, Inc.	9,399,786
	Goldman Sachs Group, Inc. (The)	5,082,135
	JPMorgan Chase & Co.	19,185,664
	Merrill Lynch & Co., Inc.	3,595,919
	State Street Bank and Trust Co.	22,511
	State Street Corp.	2,375,103
	Wachovia Corp.	1,756,083
MainStay 130/30 Core Fund	Bank of America Corp.	$123,098
	Citigroup, Inc.	248,294
	Goldman Sachs Group, Inc. (The)	59,293
	Investment Technology Group, Inc.	31,697
	JPMorgan Chase & Co.	760,196
	Merrill Lynch & Co., Inc.	311,680
	State Street Bank and Trust Co.	198,320
	State Street Corp.	489,378
	Wachovia Corp.	686,389
MainStay 130/30 Growth Fund	JPMorgan Chase & Co.	$244,283
	State Street Bank and Trust Co.	358,344
MainStay 130/30 High Yield Fund	Goldman Sachs Group, Inc. (The)	$488,474
	State Street Bank & Trust Co.	5,470,595
MainStay 130/30 International Fund	Credit Suisse Group A.G.	$82,401
	Societe Generale	16,143
	State Street Bank and Trust Co.	80,265
A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the MainStay Retirement Funds and the MainStay Allocation Funds among the Underlying Funds on a frequent basis, the portfolio turnover rate for those funds is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the MainStay Retirement Funds and the MainStay Allocation Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.

FUND	YEAR ENDED	BROKERAGE COMMISSIONS
MainStay Equity Index Fund	October 31, 2008	$36,842
	October 31, 2007	$20,300
	October 31, 2006	$19,383

NET ASSET VALUE

The MainStay Group of Funds determines the NAV per share of each class of each Fund on each day the New York Stock Exchange is open for trading. NAV per share is calculated as of the close of the first session of the New York Stock Exchange (usually 4:00 pm, Eastern time) for each class of shares of each Fund, by dividing the current market value (amortized cost, in the case of the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund) of the total assets less liabilities attributable to that class, by the total number of shares of that class of the Fund that are issued and outstanding. The MainStay Cash Reserves Fund calculates its NAV at noon Eastern time, and MainStay Principal Preservation Fund calculates its NAV at 1:00 pm Eastern time.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the MainStay Cash Reserves Fund, MainStay Money Market Fund and MainStay Principal Preservation Fund (collectively referred to in this section only as the "Money Market Funds") are valued at their amortized cost (in accordance with the MainStay Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Funds may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Money Market Funds' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Funds' portfolios by the Board, at such intervals as they deem appropriate, to determine whether any Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between a Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Board has the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

Portfolio securities of each of the other Funds are valued:

  by appraising common and preferred stocks that are traded on the or other exchanges and the Financial Industry Regulatory Authority National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board):

  by appraising over-the-counter common and preferred stocks quoted on the Financial Industry Regulatory Authority NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price ("NOCP") supplied through such system;

  by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

  by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

  by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

  by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

  securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

Floating rate loans, in which the MainStay Floating Rate Fund primarily invests, are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically floating rate loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued in accordance with policies established by the Board. A Fund's officers, under the general supervision of the Board, will regularly review procedures used by, and valuations provided by, the pricing service for each Fund.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, MainStay Group of Funds recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the respective MainStay Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the MainStay Trust, Eclipse Trust and Eclipse Funds Inc., respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MainStay Investments. Whenever a transaction takes place in a Fund (other than the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER TRANSACTIONS

MainStay Investments may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

  dividend and capital gain changes (including moving dividends between account registrations);

  address changes;

  certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

  exchange requests between identical registrations; and

  redemptions of $100,000 or less to the address of record only.

In addition, MainStay Investments may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination) and for redemptions by wire of amounts less than $250,000.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service (USPS) via the National Change of Address Program (NCOA). On accounts where NYLIFE Securities LLC the dealer of record, the Funds may accept address changes received by New York Life Insurance Company. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS FROM MAINSTAY INVESTMENTS

GENERAL INFORMATION

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Investor Class, Sweep Class, Class A, Class B, Class C, Class R2 and Class R3 shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. As compared to Investor Class or Class A shares, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class or Class A shares. As compared to Investor Class or Class A shares, the Class R1 shares have lower on-going expenses and are not subject to a front-end sales charge. The investment performance of Class R1 shares will generally be higher than that of Investor Class or Class A shares. As compared to Class R1 shares, the Class R2 and Class R3 shares have higher class specific expenses, including a distribution and service fees payable pursuant to a Rule 12b-1 plan. As a result of the differences of these expenses between these classes, the investment performance of Class R3 shares will generally be lower than that of Class R2 shares, and the investment performance of Class R2 shares will generally be lower than that of Class R1 shares. Class I shares have the lowest on-going expenses and are not subject to an initial or contingent sales charge. Class I, Class R1, Class R2 and Class R3 shares of the Funds are available only to eligible investors, as set forth in the Prospectus and may be changed from time to time. For additional information on the features of Investor Class, Class A, Class B and Class C shares, see "Alternative Sales Arrangements." Financial intermediaries may not offer all share classes of a Fund. If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly with the Fund by submitting an application form to MainStay Investments.

BY MAIL

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the Funds, P.O. Box 8401, Boston Massachusetts 02266-8401. Shares of any Fund, except the MainStay Cash Reserves Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc., the sub-transfer agent for the Funds, plus any applicable sales charge. In the case of the MainStay Cash Reserves Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by Boston Financial Data Services, Inc.

BY TELEPHONE

For all Funds, other than the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund, an investor may make an initial investment in the Funds by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 pm, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MainStay Investments within three business days. All telephone calls are recorded to protect shareholders and MainStay Investments. For a description of certain limitations on the liability of the Funds and MainStay Investments for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE

An investor may open an account and invest by wire by having his or her registered representative telephone MainStay Investments between 8:00 am and 6:00 p.m., Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

STATE STREET BANK AND TRUST COMPANY
ABA NO. 011-0000-28
ATTN: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY	Fund Class
SHAREHOLDER NAME
SHAREHOLDER ACCOUNT NO.
DDA ACCOUNT NUMBER 99029415

An Application Must Be Received By MainStay Investments Within Three Business Days.

The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the registered representative must call MainStay Investments by 12:00 noon Eastern time, and federal funds must be received by MainStay Investments before 4:00 pm Eastern time.

Wiring money to the Funds will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by Automated Clearing House ("ACH") payment, the Funds may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

Additional investments in a Fund may be made at any time by mailing a check payable to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Board Members; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors LLC products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MainStay Investments, toll free at 800-MAINSTAY (624-6782) (between 8:00 am and 4:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

Investors may, subject to the approval of the Funds, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Funds reserve the right to amend or terminate this practice at any time. An investor must call MainStay at 800-MAINSTAY (624-6782) before sending any securities. The Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Fund with a certified Taxpayer I.D. number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE ON INVESTOR CLASS SHARES AND CLASS A SHARES

The sales charge on Investor Class and Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund.

The sales charge applicable to an investment in Investor Class and Class A shares of the MainStay Capital Appreciation Fund, MainStay Common Stock Fund, MainStay Convertible Fund, MainStay International Equity Fund, MainStay Large Cap Growth Fund, MainStay MAP Fund, MainStay Mid Cap Growth Fund, MainStay Mid Cap Value Fund, MainStay Small Cap Growth Fund, MainStay Total Return Fund, MainStay Value Fund, MainStay All Cap Growth Fund, MainStay Income Manager Fund, MainStay Balanced Fund, MainStay Growth Equity Fund, MainStay Mid Cap Core Fund, MainStay Small Company Value Fund, MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, MainStay Retirement Funds and the MainStay 130/30 Funds will be determined according to the following table:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTO
Less than $50,000	5.50%	5.82%	4.75%	0.75%
$50,000 to $99,999	4.50%	4.71%	4.00%	0.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.56%	2.00%	0.50%
$500,000 to $999,999	2.00%	2.04%	1.75%	0.25%
$1,000,000 or more*	None	None	See Below*	None

The sales charge applicable to an investment in Investor Class shares or Class A shares of the MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Tax Free Bond Fund and the MainStay Intermediate Term Bond Fund will be determined according to the following table:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	4.50%	4.71%	4.00%	0.50%
$100,000 to $249,999	3.50%	3.63%	3.00%	0.50%
$250,000 to $499,999	2.50%	2.56%	2.00%	0.50%
$500,000 to $999,999	2.00%	2.04%	1.75%	0.25%
$1,000,000 or more*	None	None	See Below*	None

The sales charge for Investor Class shares or Class A shares of the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund will be determined according to the following table:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	3.00%	3.09%	2.75%	0.25%
$100,000 to $249,999	2.50%	2.56%	2.25%	0.25%
$250,000 to $499,999	2.00%	2.04%	1.75%	0.25%
$500,000 to $999,999	1.50%	1.52%	1.25%	0.25%
$1,000,000 or more*	None	None	See Below*	None

The sales charge for Investor Class or Class A shares of the MainStay Floating Rate Fund will be determined according to the following table:

	SALES CHARGE AS A PERCENTAGE OF:		SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
AMOUNT OF PURCHASE	OFFERING PRICE	NET AMOUNT INVESTED	RETAINED BY DEALER	RETAINED BY THE DISTRIBUTOR
Less than $100,000	3.00%	3.09%	2.75%	0.25%
$100,000 to $249,999	2.00%	2.04%	1.75%	0.25%
$250,000 to $499,999	1.50%	1.52%	1.25%	0.25%
$500,000 or more	None*	None*	1.00%**	None
*

No sales charge applies on investments of $1 million or more ($500,000 for the MainStay Floating Rate Fund), but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charge on Class A Shares--Contingent Deferred Sales Charge, Class A."

**	1% finder's fee on sales from $500,000 to $3 million, 0.50% on portion from $3 million to $5 million and 0.40% on portion of $5 million or more.

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, ($500,000 for the MainStay Floating Rate Fund), the Distributor may pay, from its own resources, a commission to dealers on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Tax Free Bond Fund, and MainStay Intermediate Term Bond Fund will be 4.50% of the offering price per share (4.74% of the NAV per share, 4.72% in the case of theMainStay Intermediate Term Bond Fund). Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the MainStay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the MainStay High Yield Corporate Bond Fund on October 31, 2008. The offering price of shares of each of the other listed Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2008	$4.60
Per Share Sales Charge - 4.50% of offering price (4.74% of NAV per share)	$0.22
Class A Per Share Offering Price to the Public	$4.82

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Capital Appreciation Fund, MainStay Common Stock Fund, MainStay Convertible Fund, MainStay International Equity Fund, MainStay MAP Fund, MainStay Mid Cap Growth Fund, MainStay Mid Cap Value Fund, MainStay Total Return Fund, MainStay Value Fund, MainStay All Cap Growth Fund, MainStay Income Manager Fund, MainStay Balanced Fund, MainStay Growth Equity Fund, MainStay Mid Cap Core Fund, MainStay Small Company Value Fund and the MainStay 130/30 Funds will be 5.50% of the offering price per share (5.81% of NAV per share in the case of the Funds of the MainStay Trust Funds, and 5.83% of NAV per share in the case of Funds of Eclipse Trust and Eclipse Funds, Inc.).

Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Capital Appreciation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the Capital Appreciation Fund on October 31, 2008. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2008	$22.20
Per Share Sales Charge - 5.50% of offering price (5.81% of NAV per share)	$1.29
Class A Per Share Offering Price to the Public	$23.49

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund will be 3.00% of the offering price per share (3.11% of the NAV per share). Set forth below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay S&P 500 Index Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the MainStay S&P 500 Index Fund on October 31, 2008. The offering price of shares of the MainStay Indexed Bond Fund and MainStay Short Term Bond Fund can be calculated using the same method. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2008	$22.47
Per Share Sales Charge - 3.00% of offering price (3.11% of NAV per share)	$0.69
Class A Per Share Offering Price to the Public	$23.16

The sales charge applicable to an investment in Investor Class or Class A shares of the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund, and MainStay Retirement Funds will be 5.50% of the offering price per share (5.80% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the MainStay Growth Allocation Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the MainStay Asset Allocation Fund on October 31, 2008. The offering price of the Class A shares of each of the MainStay Asset Allocation Funds can be calculated using the same method. Investor Class shares were first offered to the public on February 28, 2008. The method for computing the offering price of the Investor Class shares is the same as that shown for Class A shares.

NAV per Class A Share at October 31, 2008	$8.08
Per Share Sales Charge - 5.50% of offering price (5.80% of NAV per share)	$0.47
Class A Per Share Offering Price to the Public	$8.55

PURCHASES AT NET ASSET VALUE

Purchases of Investor Class shares or Class A shares in an amount equal to $1 million or more ($500,000 for the MainStay Floating Rate Fund) will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A Shares."

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Board Members; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment advisor or financial institution having a contractual relationship with New York Life Investments); employees (and immediate family members) of ICAP, MacKay Shields, Madison Square Investors, Markston, McMorgan and Winslow Capital; respectively. Also, any employee or registered representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge. Class I shares of the Funds are sold at NAV to the Scholar's Edge 529 Plan.

In addition, Investor Class share purchases and Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b)(7) plans, that are sponsored by employers with 50 or more employees are treated as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Investor Class and Class A."

Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, by shareholders who owned Service Class shares of a series of the Eclipse Trust or Eclipse Funds Inc., as of December 31, 2003, or if purchased through financial services firms such as broker-dealers, investment advisers and other financial institutions that have entered into an agreement with the Funds or the Distributor that provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MainStay Investments or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.

Class I shares of the Funds are sold at NAV. Class I shares may be purchased by (i) existing Class I shareholders, (ii) individuals investing at least $5 million in a Fund, and (iii) institutional investors. For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to, (i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC, (ii) individuals purchasing through certain registered investment advisory firms or related group of firms, which in the aggregate own, invest, or manage at least $100 million in securities of unaffiliated issuers, provided that the average individual investment in a Fund by such a firm's client accounts is at least $250,000, (iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with NYLIM Retirement Plan Services, the Distributor, or their affiliates, (iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates, (v) certain investment advisers, dealers or registered investment companies (including the MainStay Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors, (vi) individuals purchasing through certain registered investment advisers that maintain institutional separate accounts with ICAP, (vii) investors purchasing through certain nonbroker/dealer affiliated, registered investment advisory firms, which in the aggregate invest or manage at least $100,000 in the MainStay funds, and (viii) investors purchasing through certain registered investment advisory firms that held aggregate holdings of at least $5 million in the ICAP Funds through certain platforms as of August 28, 2006, which maintain, in aggregate, investments of at least $1 million in the MainStay Funds.

Although an investor will not pay a sales charge on Investor Class shares, Class I shares or on Class A share investments of $1,000,000 or more ($500,000 for the MainStay Floating Rate Fund), the Distributor may pay, from its own resources, a fee payment to dealers on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to dealers with which the Distributor has a sales or service arrangement. With respect to Class A share investments of $1,000,000 or more in certain Funds, other than the MainStay Cash Reserves Fund and MainStay Money Market Fund, the dealer may receive a commission of up to 1.00% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.50% of any portion from $3,000,000 to $4,999,999 and up to 0.40% on any portion of $5,000,000 or more. With respect to Class A share investments of $1,000,000 or more in the MainStay Indexed Bond Fund, MainStay S&P 500 Index Fund and MainStay Short Term Bond Fund, the dealer may receive a commission of up to 0.50% on the portion of a sale from $1,000,000 to $2,999,999, up to 0.25% of any portion from $3,000,000 to $4,999,999 and up to 0.20% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

REDUCED SALES CHARGES ON INVESTOR CLASS AND CLASS A SHARES

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRA plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. Please note that you may not use a Right of Accumulation to avoid being subject to the investment minimums of any class of shares.

SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS

The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

LETTER OF INTENT (LOI)

Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases, the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your registered representative or MainStay at 800-MAINSTAY (624-6782).

On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MainStay Investments in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, MainStay Investments will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, MainStay Investments will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Please note that you may not use a LOI to avoid being subject to the investment minimums of any class of shares.

CONTINGENT DEFERRED SALES CHARGE, INVESTOR CLASS AND CLASS A

In order to recover commissions paid to dealers on qualified investments of $1 million or more ($500,000 for the MainStay Floating Rate Fund), a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Investor Class and Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.

Investor Class and Class A shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Investor Class and Class A shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Investor Class and Class A shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders (QDROs) and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Investor Class or Class A shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Investor Class or Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Investor Class or Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Investor Class or Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B

A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years. Please see "Exchange Privileges" below for additional information on contingent deferred sales charges.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the MainStay Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the contingent deferred sales charge for all Funds except the MainStay Floating Rate Fund:

YEAR SINCE PURCHASE PAYMENT MADE	CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE CHARGE
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Thereafter	None

The following table sets forth the rates of the contingent deferred sales charge for the MainStay Floating Rate Fund:

YEAR SINCE PURCHASE PAYMENT MADE	CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF AMOUNT REDEEMED SUBJECT TO THE CHARGE
First	3.0%
Second	2.0%
Third	2.0%
Fourth	1.0%
Thereafter	None

In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on MainStay holdings only) at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of Eclipse Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer that has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

Shareholders should notify MainStay Investments, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to Eclipse Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisors regarding the tax consequences of such withdrawals

CONTINGENT DEFERRED SALES CHARGE, CLASS C

A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year.

Class C shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C shares redeemed more than one year after their purchase. The contingent deferred sales charge on subject Class C shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b)(7) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company LLC or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class C shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates; and (xi) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan for IRA and 403(b)(7) TSA participants for normal distributions based on their life expectancy. The contingent deferred sales charge may be waived on other sales or redemptions to promote goodwill and/or because the sales effort, if any, involved in making such sales is negligible. Class C shares of a Fund may be exchanged for Class C shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class C shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

PURCHASES AND REDEMPTIONS – ADDITIONAL INFORMATION

Shares may be redeemed directly from a Fund or through your registered representative. Shares redeemed will be valued at the NAV per share next determined after MainStay Investments receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MainStay Investments must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less that is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as Funds may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.

Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.

In times when the volume of telephone redemptions is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, redemptions may be difficult to implement by telephone. When calling MainStay Investments to make a telephone redemption, shareholders should have available their account number and Social Security or Taxpayer I.D. number.

The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

Purchases and redemptions for each class of shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

Certain clients of the Manager and the Subadvisors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" above.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

MainStay Group of Funds and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Funds with a certified Taxpayer I.D. number or such other tax-related certifications as the Funds may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Funds have requested) has been provided.

Certain of the Funds have entered into a committed line of credit with The Bank of New York Mellon as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

REDEMPTION FEE

The MainStay International Equity Fund, MainStay High Yield Corporate Bond Fund, MainStay Floating Rate Fund, MainStay 130/30 International Fund and MainStay 130/30 High Yield Fund will each impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of any class of shares made within 60 days of purchase. The redemption fees are received directly by the Funds and are implemented as a 2.00% reduction in the proceeds that would otherwise be received by a redeeming shareholder. The redemption fee is designed to offset transaction and administrative costs associated with, and to discourage certain types of, short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee may not apply to redemptions by certain benefit plan accounts such as 401(k) plans, Section 529 qualified tuition plans, accounts held in omnibus accounts on the books of certain financial intermediary firms, wrap program accounts or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. The redemption fee does not apply on redemptions effected through a MainStay Investments Systematic Withdrawal/Exchange Plan.

Please contact MainStay Investments at 800-MAINSTAY (624-6782) if you have any questions as to whether the redemption fee applies to some or all of your shares.

SYSTEMATIC WITHDRAWAL PLAN

MainStay Investments acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectus for more information

PURCHASES IN KIND

Investors, including certain clients of the Manager and the Subadvisor, may purchase shares of a Fund with securities that are eligible for purchase by that Fund in accordance with the Funds' in-kind purchase procedures, subject to the approval of the Manager and Subadvisor, if applicable. These transactions will be effected only if the Manager and Subadvisor, if applicable, determine that the securities are appropriate, in type and amount, for investment by the Fund in light of the Fund's investment objectives and policies - as well as the Fund's current holdings - and solely at the discretion of the Manager and Subadvisor, if applicable. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined net asset value per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another MainStay Fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming MainStay Fund must have the same procedures for determining their net asset values, and the Fund and the redeeming MainStay Fund must ascribe the same value to the securities. With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that Rule's requirement that purchases must be made for no consideration other than cash. Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their net asset values (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase, and the in-kind purchase must be completed prior to the time in which the Fund first offers shares to the public. With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange. The investor must call 800-MAINSTAY before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

REDEMPTIONS IN KIND

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

The MainStay Group of Funds may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the MainStay Group of Funds; or (4) at any other time when the MainStay Group of Funds may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.

Subject to the conditions and limitations described herein, Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares of a Fund may be exchanged for shares of an identical class, if offered, of any series of any other open-end investment company sponsored, advised or administered by New York Life Investments, or any affiliate thereof, registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. Additionally, you may exchange Investor Class shares for Class A shares, and Class A shares for Investor Class shares of the same or any other MainStay Fund. All exchanges are subject to a minimum investment requirement and a minimum balance requirement. An exchange may be made by either writing to MainStay Investments at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MainStay Investments at 800-MAINSTAY (624-6782) (8:00 am to 6:00 pm Eastern time) or by accessing your account via mainstayinvestments.com.

Generally, shareholders may exchange their Investor Class shares or Class A shares of a Fund for Investor Class shares or Class A shares of any other MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Investor Class shares or Class A shares of the MainStay Money Market Fund for Investor Class shares or Class A shares of another MainStay Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

Shares of a Fund that are subject to a contingent deferred sales charge may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable contingent deferred sales charge will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a contingent deferred sales charge are exchanged into shares of the MainStay Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another MainStay Fund that are subject to a contingent deferred sales charge. This means that exchanging shares that are subject to a contingent deferred sales charge into shares of the MainStay Money Market Fund extends the holding period for purposes of determining the contingent deferred sales charge (and conversion into Investor Class shares or Class A shares with respect to Class B shares, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the MainStay Money Market Fund.

If a shareholder exchanges shares of a MainStay Fund subject to a contingent deferred sales charge for shares of the MainStay Money Market Fund and then redeems those shares, the contingent deferred sales charge will be assessed when the shares are redeemed even though the MainStay Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the contingent deferred sales charge when ultimately redeemed without purchasing shares of another MainStay Fund.

In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MainStay Investments. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MainStay Investments to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. number. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. number only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

REDEMPTION BY CHECK

The MainStay Cash Reserves Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Board Members to be adverse to the interest of other shareholders of the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

CONVERSION PRIVILEGES

AUTOMATIC CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

A shareholder's Investor Class, Class A and Class B shares may be subject to automatic conversions between share classes as described below.

Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If at that time the value of a shareholder's Investor Class shares in any one Fund equals or exceeds the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, or if the shareholder has otherwise become eligible to invest in Class A shares, the shareholder's Investor Class shares of that Fund will be automatically converted into Class A shares. Please note that, in most cases, shareholders may not aggregate their holdings of Investor Class shares in multiple Funds/accounts or rely on a Right of Accumulation or Letter of Intent (discussed above) in order to qualify for this conversion feature. Please also note that if a shareholder's account balance falls the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, after conversion to Class A shares or the shareholder no longer qualifies to hold Class A shares, the shareholder's account may be converted back to Investor Class shares.

Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of the shareholder's Class A shares in any one Fund is less than the applicable minimum as stated in the Fund's Prospectus, whether by shareholder action or change in market value, or if the shareholder otherwise is no longer eligible to hold Class A shares, the shareholder's Class A shares of that Fund will be converted automatically into Investor Class shares.

Class B shares automatically convert to Class A shares, or Investor Class shares if a shareholder is not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date the shareholder was purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets. If a shareholder purchases Class B shares of a Fund on more than one date and holds Class B shares of the Fund long enough for the Class B shares to automatically convert, the shareholder may hold both Investor Class or Class A shares of the Fund (acquired as a result of the automatic conversion) and Class B shares of the Fund (those that have not been held for the full holding period). If a partial automatic conversion of a shareholder's Class B shares to Investor Class or Class A shares of a Fund results in a shareholder holding Class B shares of that Fund with an aggregate value of $999.99 or less, the Fund will automatically convert the remaining Class B shares to Investor Class or Class A shares. Investor Class shares or Class A shares held by shareholders as a result of this early conversion feature will not be subject to the higher Rule 12b-1 fees applicable to Class B shares, nor will shareholders be charged a contingent deferred sales charge that normally would be assessed as a result of a redemption in connection with such conversion of the Class B shares prior to the completion of the full holding period.

The automatic conversions described above are based on the relative NAVs of the two classes, and no sales load or other charge is imposed. The Funds expect all share conversions to be made on a tax-free basis. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

VOLUNTARY CONVERSIONS BETWEEN SHARE CLASSES OF THE SAME FUND

In addition to any automatic conversion features described above with respect to Investor Class, Class A and Class B shares, shareholders generally may also elect to convert shares on a voluntary basis into another share class of the same Fund for which the shareholder is eligible. However, the following limitations apply: (i) Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and (ii) all Class B and Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described above with respect to Investor Class, Class A and Class B shares.

To request a voluntary conversion between share classes of the same Fund, a shareholder may contact the Fund, either directly or through the shareholder's financial intermediary firm. Shareholders may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relative NAVs of the two classes without the imposition of any sales load, fee or other charge. If a shareholder fails to remain eligible for the new share class, the shareholder may automatically be converted back to the original share class. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

Shares of a Fund, except the MainStay Tax Free Bond Fund, may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the MainStay Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such qualified plans at this time.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund, except the MainStay Tax Free Bond Fund, may also be purchased by an IRA. Both traditional IRAs and Roth IRAs may purchase shares of a Fund. In addition, Coverdell Education Savings Accounts may purchase shares of a Fund.

TRADITIONAL IRAs. For 2009, an individual who has not attained age 70-1/2 may contribute as much as $5,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals age 50 and older may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $5,000 (or an additional $5,000 in the case of Spousal IRA), for tax year 2009, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $5,000 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have reached age 50 before the close of the tax year, the annual cash contribution limit is increased by: $1000 for 2009.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (MAGI). If you or your spouse is an active participant, you must look at your Modified Adjusted Gross Income for the year (if you and your spouse file a joint tax return you use your combined MAGI) to determine whether you can make a deductible IRA contribution. Your tax return will show you how to calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your deduction threshold MAGI level is $55,000 and phased out at $65,000 (for 2009). The deduction threshold level if you are married and file a joint tax return is $89,000 and phased out at $109,000 (for 2009), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2009). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $166,000 and phased out at $176,000 (for 2009).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses or withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions; failure to comply with these rules can result in the imposition of a 50% excise tax.

To determine the deductibility of a Traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. For 2009, the Roth IRA, like the traditional IRA, is subject to a $5,000 ($10,000 for a married couple, $6,000 for individuals over age 50, and $12,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $105,000 and $120,000 ($166,000 - $176,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,000.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

GENERAL INFORMATION

Shares of a Fund, except the MainStay Tax Free Bond Fund, are permitted investments under profit sharing, pension, and other retirement plans, IRAs, Coverdell Education Savings Accounts (CESAs) and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant plan documents. Third-party administrative services, may limit or delay the processing of transactions.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUNDS

Each Fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The MainStay Asset Allocation Funds and the MainStay Retirement Funds will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such those funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the MainStay Retirement Funds and the MainStay Asset Allocation Funds could therefore affect the amount, timing and character of distributions to their shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund or taxed to the Fund during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS--GENERAL

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The MainStay Asset Allocation Funds and the MainStay Retirement Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of any long-term capital gains of either the MainStay Retirement Funds or the MainStay Asset Allocation Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, and income generated from debt instruments will be taxed as ordinary income. Underlying Funds with high portfolio turnover may realize gains at an earlier time than Underlying Funds with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

The maximum individual tax rate on income from qualified dividends is currently 15%. Each of the Funds that invest in stock will be able to designate a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A more than 60 day holding period requirement must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. The reduced tax rate on long-term capital gains and qualified dividends is currently scheduled to expire after 2010 in the absence of further congressional action. Since many of the stocks in which the Underlying Funds invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the 15% maximum rate. A portion of the dividends received from the MainStay Asset Allocation Funds and MainStay Retirement Funds may be treated as qualified dividends to the extent that the Underlying Funds receive qualified dividends.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days during a specified period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income.

The MainStay Retirement Funds and the MainStay Asset Allocation Funds will not be able to offset gains distributed by one Underlying Fund in which they invest against losses in another Underlying Fund in which the MainStay Retirement Funds or the MainStay Asset Allocation Funds invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the MainStay Retirement Funds and the MainStay Asset Allocation Funds. Depending on a the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' percentage ownership in an Underlying Fund both before and after a redemption, the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' redemption of shares of such Underlying Fund may cause the MainStay Retirement Funds or the MainStay Asset Allocation Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the MainStay Retirement Funds' or the MainStay Asset Allocation Funds' tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. As a result of these factors, the use of the fund-of-funds structure by the MainStay Retirement Funds and the MainStay Asset Allocation Funds could therefore affect the amount, timing and character of distributions to shareholders.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

Distributions by a Fund (other than the MainStay Cash Reserves Fund, MainStay Money Market Fund and the MainStay Principal Preservation Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS — THE MAINSTAY TAX FREE BOND FUND

The Internal Revenue Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The MainStay Tax Free Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of its shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the MainStay Tax Free Bond Fund will be eligible for the deduction for dividends received by corporations.

Although a significant portion of the distributions by the MainStay Tax Free Bond Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Fund. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

In addition, as discussed below, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the MainStay Tax Free Bond Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Internal Revenue Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The MainStay Tax Free Bond Fund, the Subadvisor and its affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Internal Revenue Code section 103. While the Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that the Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolio of the MainStay Tax Free Bond Fund has been made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund since the acquisition of shares of the MainStay Tax Free Bond Fund may result in adverse tax consequences to them.

Income derived by the MainStay Tax Free Bond Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the MainStay Tax Free Bond Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARDS

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses. As of October 31, 2008, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

FUND	AVAILABLE THROUGH	CAPITAL LOSS AMOUNT (000's)
MainStay All Cap Growth Fund	2016	$3,732
MainStay Balanced Fund	2016	67,358
MainStay Capital Appreciation Fund	2016	47,121
MainStay Cash Reserves Fund	0	0
MainStay Common Stock Fund	2015	37,723
MainStay Conservation Allocation Fund	0	0
MainStay Convertible Fund	2016	5,424
MainStay Diversified Income Fund	2009	943
	2010	1,161
	2011	523
	2014	1,450
	2016	3,948
MainStay Floating Rate Fund	2012	229
	2013	3,166
	2014	1,437
	2015	14,042
	2016	30,852
MainStay Global High Income Fund	2016	4,652
MainStay Government Fund	2012	3,458
	2014	2,598
	2015	391
MainStay Growth Allocation Fund	0	0
MainStay Growth Equity Fund	2016	17,421
MainStay High Yield Corporate Bond Fund	2009	82,452
	2010	169,120
	2011	306,034
	2014	34,845
	2016	84,953
MainStay Income Manager Fund	2016	31,135
MainStay Indexed Bond Fund	2014	4,454
	2015	307
MainStay Institutional Bond Fund	2013	2,101
	2014	2,314
	2016	649
MainStay Intermediate Term Bond Fund	2010	897
	2014	1,388
MainStay International Equity Fund	2016	43,558
MainStay Large Cap Growth Fund	2008	72,112
	2009	53,277
	2010	5,418
	2013	1,157
	2016	126,102
MainStay MAP Fund	2016	104,967
MainStay Mid Cap Core Fund	2016	20,463
MainStay Mid Cap Growth Fund	2016	5,085
MainStay Mid Cap Value Fund	2016	19,221
MainStay Moderate Allocation Fund	0	0
MainStay Moderate Growth Allocation Fund	0	0
MainStay Money Market Fund	0	0
MainStay Principal Preservation Fund	0	0
MainStay S&P 500 Index Fund	2010	14,677
	2013	5,221
	2014	51,930
	2016	39,050
MainStay Short Term Bond Fund	2016	442
MainStay Small Cap Growth Fund	2009	34,022
	2010	40,252
	2011	2,925
	2016	28,281
MainStay Small Company Value Fund	2016	194,940	[a]
MainStay Tax Free Bond Fund	2011	8,117
	2012	478
	2016	1,647
MainStay Total Return Fund	2016	25,034
MainStay Value Fund	2016	21,479
MainStay 130/30 Core Fund	2015	509
	2016	5,936
MainStay 130/30 Growth Fund	2015	939
	2016	8,200
MainStay 130/30 High Yield Fund	2016	234
MainStay 130/30 International Fund	2016	10,140
MainStay Retirement 2010 Fund	2016	57
MainStay Retirement 2020 Fund	0	0
MainStay Retirement 2030 Fund	0	0
MainStay Retirement 2040 Fund	2016	51
MainStay Retirement 2050 Fund	0	0
a	The Small Company Value Fund acquired Small Cap Value Fund on February 12, 2009 and as a result may increase the amount of Capital Loss Carryforward available, subject to limitation.

The following Funds utilized capital loss carryforwards during the year ended October 31, 2008:

MainStay Cash Reserves Fund	$6
MainStay Government Fund	1,619
MainStay Indexed Bond Fund	2,136
MainStay Intermediate Term Bond Fund	1,235
MainStay Money Market Fund	0	‡
MainStay Short Term Bond Fund	2,805
‡	Less than $500.

In addition, the following Funds had capital loss carryforwards that expired during the fiscal year ended October 31, 2008.

MainStay Diversified Income Fund	$319
MainStay Government Fund	15,453
MainStay Intermediate Term Bond Fund	5,310
MainStay Tax Free Bond Fund	2,805

DISPOSITIONS OF FUND SHARES

Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

FOREIGN CURRENCY GAINS AND LOSSES

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISCOUNT

Certain bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest. Certain bonds purchased by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES CONTRACTS, AND SIMILAR INSTRUMENTS

Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end times required pursuant to the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts or swaps.

Regarding the MainStay Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

The Rules governing the tax aspects of swap agreements entered into by a Fund are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

Certain rules may affect the timing and character of gain if an Underlying Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If an Underlying Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Underlying Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Underlying Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Underlying Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

FOREIGN TAXES

Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. Since the percentage of each Fund's total assets (with the exception of the MainStay International Equity Fund and possibly the MainStay Global High Income Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

The MainStay International Equity Fund and the MainStay Global High Income Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES

Certain Funds may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

TAX REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest.

Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the MainStay Cash Reserves Fund, MainStay Money Market Fund or MainStay Principal Preservation Fund), except in the case of certain exempt shareholders.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. By February 15 of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the MainStay Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the MainStay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 28% in the case of nonexempt shareholders in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

STATE AND LOCAL TAXES

Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Shareholders of the MainStay Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Fund in his or her own state and locality.

FOREIGN SHAREHOLDERS

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). An investment in a Fund may also result in the imposition of U.S. estate tax with respect to such investment.

OTHER INFORMATION

ORGANIZATION AND CAPITALIZATION

MAINSTAY TRUST

The Funds are separate portfolios of the MainStay Trust. The MainStay Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into any number of portfolios of shares or classes, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Effective January 1, 2004, the Equity Income Fund, Growth Opportunities Fund and Global High Yield Fund were renamed the MainStay Mid Cap Value Fund, MainStay Common Stock Fund and MainStay Global High Income Fund, respectively. The MainStay MAP Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting, and the MAP-Equity Fund was reorganized as the MainStay MAP Fund-Class I shares on June 9, 1999. The Fund was renamed the MainStay MAP Fund effective June 10, 2002. The MainStay Large Cap Growth Fund, which commenced operations on April 1, 2005, was established in connection with an Agreement and Plan of Reorganization pursuant to which the FMI Winslow Growth Fund, a series of FMI Mutual Funds, Inc. (the "Winslow Fund") was reorganized with and into the Fund effective March 31, 2005 ("Reorganization"). As a result of the Reorganization, shares of the Winslow Fund were designated as Class A shares of the Fund and the Fund adopted the Winslow Fund's performance and financial history. The MainStay Principal Preservation Fund and MainStay Institutional Bond Fund were formed pursuant to an Establishment and Designation of Additional Series and Classes on June 13, 2007, and commenced operations on November 28, 2007. The organizational expenses of these Funds were expensed over a period of 12 months. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

ECLIPSE TRUST AND ECLIPSE FUNDS INC.

The Funds are separate portfolios of the Eclipse Trust and Eclipse Funds Inc. Eclipse Funds Inc. is an open-end management investment company (or mutual fund), incorporated in Maryland on September 21, 1990.

Eclipse Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. The authorized capital stock of Eclipse Funds Inc. consists of 30.8 billion shares of common stock, with a par value of $0.01 per share. Establishment and offering of additional portfolios will not alter the rights of Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

Effective September 29, 2008, the MainStay Mid Cap Opportunity Fund changed its name to the MainStay Mid Cap Core Fund. Effective February 13, 2009, the MainStay Small Cap Opportunity Fund changed its name to the MainStay Small Company Value Fund.

VOTING RIGHTS

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Board Members can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Board Members will not be able to elect any person or persons as Board Members. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND BOARD MEMBER LIABILITY FOR MAINSTAY TRUST AND ECLIPSE TRUST

Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of the MainStay Trust and Eclipse Trust, respectively. The respective Declarations of Trust each contain an express disclaimer of shareholder liability for acts or obligations of the respective Trusts. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the respective Trust or the Board Members. The Declarations of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declarations of Trust also provide that the MainStay Trust and Eclipse Trust, respectively, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the respective Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Board Members believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declarations of Trust further provide that the Board Members will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENTS

This SAI and the Prospectuses do not contain all the information included in the registration statements filed with the SEC under the 1933 Act, as amended with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

EFFECTIVE MATURITY

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499 has been selected as the independent registered public accounting firm for the MainStay Group of Funds. KPMG LLP examines the financial statements of the Funds and provides other audit, tax, and related services as pre-approved by the Audit Committee.

TRANSFER AGENT

NYLIM Service Company, LLC ("NSC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NSC has its principal office and place of business at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Transfer Agency and Service Agreements with the Funds, NSC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay NSC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NSC. NSC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, N. Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, BFDS deposits cash received in connection with mutual fund transactions in demand deposit accounts with State Street and retains the interest earnings generated from these accounts.

BFDS will perform certain of the services for which MainStay Investments is responsible. In addition, the Fund or MainStay Investments may contract with other service organizations, including affiliates of MainStay Investments and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

The transfer agent has entered into arrangements with certain intermediary firms that maintain omnibus accounts with the Funds, including New York Life Retirement Plan Services, to compensate those firms for providing recordkeeping and administrative transaction processing services with respect to beneficial owners of Fund shares held through such omnibus accounts.

Transfer agent fees and expenses are charged to the Funds based on the number of accounts being serviced. Although the fees and expenses charged on this basis are generally in line with the average of other fund complexes, certain Funds or Classes have smaller average account sizes than the mutual fund industry average. As a result, when expressed as a percentage of assets, the transfer agent fees and expenses and gross total operating expenses of those Funds or Classes may be relatively higher than industry average. The Funds may, from time to time, consider and implement measures intended to increase average shareholder account size and/or reduce the Funds' transfer agent fees and expenses, in addition to the imposition of a small account fee.

CUSTODIAN

State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, is custodian of cash and securities of the Funds and has subcustodial agreements for holding such Funds' foreign assets.

LEGAL COUNSEL

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1775 I Street, N.W., Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

As of January 31, 2009, the Board Members and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds. The following table sets forth information concerning beneficial and record ownership, as of January 31, 2009, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any class of any Fund. The table also sets forth information concerning beneficial and record ownership, as of January 31, 2009 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
MAINSTAY INSTITUTIONAL BOND FUND	CLASS I	AST CAPITAL TRUST CO AS TTEE FBO NORTHERN CALIFORNIA PIPE TRADES LOCAL 342 BAL POOLED-MUTUAL FD (NCPX.U) PO BOX 52129 PHOENIX, AZ 85072	1,933,343.4430	6.68%
		TEAMSTERS LOCAL UNION NO 856 HEALTH AND WELFARE PLAN PO BOX 24513 OAKLAND, CA 84623-1513	2,003,797.8820	6.93%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,004,077.9680	10.38%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP CONSERVATIVE ALLOCAT 57200-C/O TONY ELAVIA 51 MADISON AVE 2ND FL - EIG GROUP ATTN: MAGGIE GOODMAN NEW YORK, NY 10010-1610	1,470,144.1450	5.08%
MAINSTAY HIGH YIELD CORP BOND FUND	CLASS B	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	5,681,706.7900	6.24%
MAINSTAY CONVERTIBLE FUND	CLASS A	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	2,001,239.7450	9.41%
MAINSTAY DIVERSIFIED INCOME FUND	CLASS B	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	174,633.4960	6.90%
MAINSTAY GLOBAL HIGH INCOME FUND	CLASS B	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	134,079.1560	5.32%
MAINSTAY MID CAP VALUE FUND	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	143,257.8570	9.21%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	188,841.7220.	12.14%
MAINSTAY HIGH YIELD CORP BOND FUND	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	12,090,343.9090	16.49%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	12,071,061.5280	16.47%
MAINSTAY INTERNATIONAL EQUITY FUND	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	290,775.7790	20.97%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	167,925.5370	12.11%
MAINSTAY MAP FUND	CLASS A	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	682,884.6450	5.63%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	691,529.8710	5.70%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	1,302,288.7250	16.83%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	1,844,785.3180	23.84%
MAINSTAY MID CAP GROWTH FUND	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	261,179.8390	10.22%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	815,089.4540	31.90%
MAINSTAY LARGE CAP GROWTH FUND	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	1,890,943.8880	8.40%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	15,068,124.9110	66.92%
MAINSTAY COMMON STOCK FUND	CLASS C	THERESA COLLINS USUFRUCT JAMES N COLLINS & GENE M COLLINS KAREN T COLLINS & JOHN W COLLINS NAKED OWNERS 4006 WALNUT DRIVE NEW IBERIA, LA 70563-3342	13,280.7720	7.79%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	13,091.2850	7.68%
MAINSTAY TOTAL RETURN FUND	CLASS C	THERESA COLLINS USUFRUCT JAMES N COLLINS & GENE M COLLINS KAREN T COLLINS & JOHN W COLLINS NAKED OWNERS 4006 WALNUT DRIVE NEW IBERIA, LA 70563-3342	10,519.5910	8.26%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	8,577.4300	6.73%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	11,161.4410	8.76%
MAINSTAY MAP FUND	CLASS R2	FIIOC FBO SHER, GARNER, CAHILL, RICHTER, KLEIN, MCALISTER & HILBERT LLC 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	27,688.2270	6.86%
		FIIOC FBO BAKERCORP PROFIT SHARING & RETIREMENT PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	132,246.2760	32.75%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	149,862.9810	37.11%
MAINSTAY LARGE CAP GROWTH FUND	CLASS R3	GPC SECURITIES INC AS AGENT FOR FROST NATL BANK TTEE FBO BELDON ROOFING & REMODELING CO EE'S SVGS PLAN PO BOX 105117 ATLANTA, GA 30348-5117	150,330.2430	12.78%
		PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 109 EE'S PS & SAL RED PLAN M-J INC 9225 PRIORITY WAY WEST DR., STE 100 INDIANAPOLIS, IN 46240-1572	91,035.3000	7.74%
		STATE STREET BANK & TRUST FBO ADP/MORGAN STANLEY DEAN WITTER 401K PRODUCT 105 ROSEWOOD AVENUE WESTWOOD, MA 02090	67,946.5990	5.78%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	640,338.1520	54.44%
MAINSTAY HIGH YIELD CORP BOND FUND	CLASS I	MCWOOD & CO PO BOX 29522 RALEIGH, NC 27626-0522	15,478.680.4130	12.14%
		PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY STREET 3 GATEWAY CENTER, FL. 11 MAIL STOP NJ 05-11-20 NEWARK, NJ 07102-4000	42,797,765.6120	33.56%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	13,233,767.4480	10.38%
MAINSTAY GLOBAL HIGH INCOME FUND	CLASS I	MAINSTAY RETIREMENT 2040 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	1,129.9440	10.29%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,507.5750	22.84%
		MAINSTAY RETIREMENT 2010 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	1,129.9440	10.29%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF LILLIAN FARHI JOSEPH FARHI POA 1330 212TH STREET BAYSIDE, NY 11360-1112	805.8460	7.34%
		MAINSTAY RETIREMENT 2030 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	1,129.9440	10.29%
		MAINSTAY RETIREMENT 2050 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	1,129.9440	10.29%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA ROLLOVER OF JOE H MORGAN 17336 ROLLING WOODS CIR NORTHVILLE, MI 48168-1886	713.7060	6.50%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA ROLLOVER OF DELLA M MARSHALL 244 MAIN ST CONNOQUENESSING EVANS CITY, PA 16033	1,225.9970	11.16%
		MAINSTAY RETIREMENT 2020 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	1,129.9440	10.29%
MAINSTAY GOVERNMENT FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	589,035.8810	16.40%
MAINSTAY VALUE FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	163,414.2770	37.07%
MAINSTAY DIVERSIFIED INCOME FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	235,708.2620	18.23%
MAINSTAY MID CAP GROWTH FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	528,590.8020	8.88%
MAINSTAY LARGE CAP GROWTH FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	75,599,636.9250	53.02%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	878,912.6330	6.52%
MAINSTAY CONVERTIBLE FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	857,831.0310	20.64%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	702,221.0660	16.90%
MAINSTAY CAPITAL APPRECIATION	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	15,049.8920	11.60%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	19,552.1750	15.07%
MAINSTAY GLOBAL HIGH INCOME	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	561,307.7700	16.32%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	404,303.7160	11.75%
MAINSTAY LARGE CAP GROWTH FUND	CLASS R2	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	816,129.1250	9.59%
		MERCER TRUST COMPANY TTEE FBO MILACRON RETIREMENT SAVINGS PLAN ONE INVESTORS WAY MS N-I-D NORWOOD, MA 05062-1599	3,919,115.8580	46.03%
		MERCER TRUST COMPANY TTEE FBO NCO GROUP 401K RET PLAN 1 INVESTORS WAY MSC N-6-H NORWOOD, MA 02062-1599	1,994,860.9000	23.43%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	531,207.2330	6.24%
MAINSTAY INTERNATIONAL EQUITY FUND	CLASS R2	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	4,495.5040	8.24%
		FIIOC FBO PACKAGING MACHINERY MANUFACTURERS INSTITUTE 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	3,478.1490	6.37%
		FIIOC FBO HEALTH TRANS LLC 401(K) PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	3,822.2580	7.00%
		MG TRUST CO CUST FBO FRCA 401K 700 17TH ST., STE. 300 DENVER, CO 80202-3531	5,271.4690	9.66%
		WATER TECHNOLOGY, INC. 401(K) BRIAN W FREBER 613 E. SOUTH STREET BEAVER DAM, WI 53916-3005	3,244.2520	5.94%
		WATER TECHNOLOGY, INC. 401(K) TERRI L TRIMMER W9631 ROSE CIRCLE BEAVER DAM, WI 53916-3005	4,805.9700	8.81%
		LICHTE INSURANCE AGENCY, INC MPP DONALD H LICHTE 610 N WEBB AVENUE REEDSBURG, WI 53959-1267	4,462.5080	8.18%
		MG TRUST CO CUST FBO BOOYAH INC 401K PLAN 700 17TH ST., STE. 300 DENVER, CO 80202-3531	1,859.4560	73.93%
		MG TRUST COMPANY CUST FBO PINNACLE ENGINEERING INC 401K P&T 700 17TH ST., STE. 300 DENVER, CO 80202-3531	436.9770	17.37%
		MG TRUST COMPANY THE METAL PRODUCTS COMPANY 401K 700 17TH ST., STE. 300 DENVER, CO 80202-3531	6,059.2600	87.26%
	CLASS R3	MG TRUST CO AS THE AGENT FOR FRONTIER TRUST CO AS TRUSTEE HIGHLAND ENGINEERING INC SAFE HAR PO BOX 10699 FARGO, ND 58106-0699	11,901.3940	75.78%
		NEW YORK LIFE INVESTMENT MGMT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	847.2500	5.39%
		MG TRUST CO CUST FBO PARADISE DEVELOPMENT GRP 401K PLAN 700 17TH ST., STE. 300 DENVER, CO 80202-3531	2,866.7400	18.25%
MAINSTAY MID CAP GROWTH FUND	CLASS I	NEW MEXICO SCHOLARS EDGE 529 SE MODERATE PORTFOLIO REED W DASENBROCK TTEE C/O OFDI ATTN: JEFF SCHWARTZ PO BOX 5270 DENVER, CO 80217-5270	301,567.9130	5.56%
		NEW MEXICO SCHOLARS EDGE 529 SE MODERATELY AGGRESSIVE PORTFOLIO REED W DASENBROCK TTEE C/O OFDI ATTN: JEFF SCHWARTZ PO BOX 5270 DENVER, CO 80217-5270	610,123.1160	11.25%
		NEW MEXICO SCHOLARS EDGE 529 SE AGGRESSIVE PORTFOLIO REED W DASENBROCK TTEE C/O OFDI ATTN: JEFF SCHWARTZ PO BOX 5270 DENVER, CO 80217-5270	1,105,802.1400	20.40%
		NEW MEXICO SCHOLARS EDGE 529 SE NEWBORN TO 5 YEARS REED W DASENBROCK TTEE C/O OFDI ATTN: JEFF SCHWARTZ PO BOX 5270 DENVER, CO 80217-5270	1,055,202.8180	19.47%
		NEW MEXICO SCHOLARS EDGE 529 SE AGES 6-8 YEARS REED W DASENBROCK TTEE C/O OFDI ATTN: JEFF SCHWARTZ PO BOX 5270 DENVER, CO 80217-5270	1,102,692,1700	20.34%
		NEW MEXICO SCHOLARS EDGE 529 SE AGES 9-11 YEARS REED W DASENBROCK TTEE C/O OFDI ATTN: JEFF SCHWARTZ PO BOX 5270 DENVER, CO 80217-5270	676,610.5290	12.48%
MAINSTAY SMALL CAP GROWTH FUND	CLASS I	NEW YORK LIFE FOUNDATION C/O MR. CHARLES HOLEK 51 MADISON AVENUE, RM. 504 NEW YORK, NY 10010-1603	166,864.0530	44.46%
		MAINSTAY RETIREMENT 2050 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	33,650.5030	8.97%
		MAINSTAY RETIREMENT 2040 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	47,569.8960	12.68%
		MAINSTAY RETIREMENT 2030 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	65,924.7650	17.57%
		MAINSTAY RETIREMENT 2020 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	36,498.9480	9.73%
		MAINSTAY RETIREMENT 2010 FUND C/O TONY ELAVIA 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10036-8401	23,493.0930	6.26%
MAINSTAY CAPITAL APPRECIATION FUND	CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	26,751.9500	97.99%
MAINSTAY VALUE FUND	CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	156,978.8730	7.85%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	256,080.7000	12.81%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	194,075.9110	9.71%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOCATION FD C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	533,413,.8430	26.69%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	302,201.9560	15.12%
		NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	262,08.8930	13.11%
MAINSTAY COMMON STOCK FUND	CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	2,949,793.2850	8.24%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	4,634,771.8000	12.95%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	3,732,316.3690	10.43%
MAINSTAY MID CAP GROWTH FUND	CLASS R2	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,970.0550	100.00%
MAINSTAY S&P 500 INDEX FUND	CLASS I	NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	4,114,374.3790	9.55%
		NEW YORK LIFE TRUST COMPANY ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	32,970,987.5470	76.50%
MAINSTAY TOTAL RETURN FUND	CLASS I	NEW YORK LIFE TRUST CO CUST FOR THE IRA OF MARILYN J VAN ZEVERN 122 PHYLLIS COURT VALLEJO, CA 94590-8118	461.9940	12.78%
		WEINBERG, ROGER & ROSENFELD 401(K) PLAN FBO MARGARET FUQUEA 1001 MARINA VILLAGE PKWY, STE. 200 ALAMEDA, CA 94501-6430	731.5620	20.24%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF LILLIAN FARHI JOSEPH FARHI POA 1330 212TH STREET BAYSIDE, NY 11360-1112	1,016.5070	28.12%
		F&M BANK NO VIRGINIA CUST FBO IPC PROTOTYPE PLAN C/O JOHN AMES PO BOX 8095 VIRGINIA BEACH, VA 23450-8095	1,183.200	32.74%
MAINSTAY PRINCIPAL PRESERVATION FUND	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	26,402,666.8570	15.03%
		MCMORGAN & COMPANY LLC ATTN: MARK FLANAGAN 425 MARKET ST., STE. 1600 SAN FRANCISCO, CA 94105-2498	12,457,671.6600	7.09%
		UNION BANK TR NOMINEE FBO UA LOCAL 290 PLUMBER STEAMFITTER & SHIPFITTER INDUSTRY HEALTH & WELFARE TRUST PO BOX 85484 SAN DIEGO, CA 92186-5484	19,949,486.2700	11.35%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	22,496,706.2000	12.80%
MAINSTAY CONVERTIBLE FUND	CLASS I	NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF PAUL R ARONSON C/O JESUP AND LAMONT 99 SUMMER STREET BOSTON, MA 02110-1213	967.3980	26.98%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,617.8010	73.02%
	CLASS I	NEW YORK LIFE TRUST COMPANY CUST FOR THE IEA OF C DANIEL CHILL 441 WEST END AVENUE NEW YORK, NY 10024-5326	89,066.8960	54.89%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	64,922.7930	40.01%
MAINSTAY COMMON STOCK FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	127,173.9810	9.74%
MAINSTAY MAP FUND	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	6,942,575.0390	35.65%
		NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	2,234,294.1040	11.47%
MAINSTAY TAX FREE BOND FUND	CLASS C	NFS LLC FEBO DAVID G NEWSOM 33 WINSTON ROAD HOLLISTON, MA 01746-1454	50,407.1100	5.61%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	46,008.9150	5.12%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	256,900.5770	28.60%
MAINSTAY LARGE CAP GROWTH FUND	CLASS I	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON, KY 41015-1987	9,360,711.5380	5.08%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	11,254,098.5680	6.10%
		ING NATIONAL TRUST 151 FARMINGTON AVENUE HARTFORD, CT 06156-0001	16,398,219.6470	8.89%
		CHARLES SCHWAB & COMPANY INC ATTN: MUTUAL FUND DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	21,268,062.8880	11.53%
MAINSTAY INTERNATIONAL EQUITY FUND	CLASS I	NFS LLC FEBO FIDUCIARY TRUST COMPANY PO BOX 55806 BOSTON, MA 02205-5806	4,035,701.7230	13.04%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GRWOTH ALLOC FD 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,634,980.8590	5.28%
		CHARLES SCHWAB & COMPANY INC ATTN: MUTUAL FUND DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,832,013.2340	9.15%
		NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	4,118,534.9450	13.31%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,795,495.6640	5.80%
MAINSTAY MID CAP VALUE FUND	CLASS R1	NFS LLC FEBO FMT CO CUST IRA SEPP FBO MICHAEL A CROOMS 130 VICTORIA COURT FAYETTEVILLE, GA 30214-6703	734.2660	53.17%
		NFS LLC FEBO FMT CO CUST IRA FBO SALEEM CHAGANI 737 GREY ROCK ROAD NORCROSS, GA 30093-4983	227.5310	16.48%
		NFS LLC FEBO FMT CO CUST IRA FBO KEVIN P MCCARTHY 4020 UPLAND TRACE MARIETTA, GA 3006-3074	114.6790	8.30%
		NYLIFE DISTRIBUTORS INC ATTN: AL LEIER - CVP AUDIT ACCOUNT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	102.7040	7.44%
		COUNSEL TRUST DBA MID ATLANTIC TRUST FBO AMBIOTECH C ENGINEERING GROUP 401K 1251 WATERFRONT PL., STE. 525 PITTSBURGH, PA 15222-4228	201.6780	14.61%
MAINSTAY DIVERSIFIED INCOME	CLASS A	NYLIFE DISTRIBUTORS INC. ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,069,138.5650	17.04%
MAINSTAY GLOBAL HIGH INCOME FUND	CLASS A	NYLIFE DISTRIBUTORS INC. ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	596,413.9900	8.20%
MAINSTAY VALUE FUND	CLASS R1	NYLIFE DISTRIBUTORS INC ATTN: AL LEIER - CVP AUDIT ACCOUNT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	74.4270	100.00%
MAINSTAY MID CAP VALUE FUND	CLASS I	PENSON FINANCIAL SERVICES, INC. FBO 225813341 1700 PACIFIC AVE., STE. 1400 DALLAS, TX 75201-4609	2,327.6570	8.56%
		PATTIE A CLAY INFIRMARY ASSOCIATION INC C/O ROBERT J HUDSON EASTERN BY-PASS PO BOX 1600 RICHMOND, KY 40476-2603	21,852.8960	80.40%
MAINSTAY MID CAP GROWTH FUND	CLASS R3	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 300 E80 PLUS CONSTRUCTORS, LLC 600 BASSETT STREET DE FOREST, WI 53532-1252	12,807.7890	5.54%
		MG TRUST CO AS AGENT FOR FRONTIER TRUST CO AS TTEE DEARBORN MID WEST CONVEYOR CO 401K PO BOX 10699 FARGO, ND 58106-0699	28,557.5880	12.35%
		TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER, CO 80217-0748	41,237.5110	17.83%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	17,237.8420	7.45%
		PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 300 EDWARD KRAEMER & SONS, INC. ONE PLAINVIEW ROAD PO BOX 220 PLAIN, WI 53577-0220	118,448.2460	51.22%
MAINSTAY MAP FUND	CLASS R3	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 002 MINISTRY HEALTH CARE, INC. 11925 W. LAKE PARK DR., STE. 100 MILWAUKEE, WI 53224-3002	2,099.9000	7.45%
		MG TRUST CO CUST FBO FOUNDERS SERVICE AND MFG CO INC PS 700 17TH ST., STE. 300 DENVER, CO 80202-3531	2,339.2840	8.29%
		MG TRUST COMPANY AS AGENT FOR FRONTIER TRUST CO AS TTEE ALLE KISKI INDUSTRIES 401K PO BOX 10699 FARGO, ND 58106-0699	2,317.0730	8.21%
		ORCHARD TRUST COMPANY LLC CUST FBO OPPENHEIMER FUNDS RECORD KEEPER PRO PLANS C/O FASCORE LLC 8515 E. ORCHARD ROAD, #2T2 GREENWOOD VILLAGE, CO 80111-5002	1,5694.9370	5.55%
		STATE STREET BANK & TRUST FBO ADP/MORGAN STANLEY DEAN WITTER 401K PRODUCT 105 ROSEWOOD AVENUE WESTWOOD, MA 02090	13,289.0120	47.11%
		MG TRUST COMPANY CUST FBO 401K PLAN FBO DAN WORLEY PLUMBING INC 700 17TH ST., STE. 300 DENVER, CO 80202-3531	1,782.3070	6.32%
MAINSTAY GOVERNMENT FUND	CLASS A	SUPPLEMENTAL INCOME PLAN TRUST FUND PO BOX 8338 BOSTON, MA 02266-8338	4,272,428.7220	18.00%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	1,626,833.3340	6.85%
MAINSTAY S&P INDEX FUND	CLASS A	SUPPLEMENTAL INCOME PLAN TRUST FUND PO BOX 8338 BOSTON, MA 02266-8338	2,184,317.5140	26.66%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,068,622.8220	37.45%
MAINSTAY MAP FUND	CLASS R1	TAYNIK & CO C/O INVESTORS BANK & TRUST PO BOX 9130 BOSTON, MA 02117-9130	179,189.0020	94.16%
		NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-FUNDS 100 MAGELLAN WAY KW1C COVINGTON, KY 41015-1987	8,834,118.1130	51.23%
		THE NORTHERN TRUST COMPANY AS TRUSTEE FBO SABIC-DV PO BOX 9294 CHICAGO, IL 60675-0001	915,075.1550	5.31%
		WELLS FARGO BANK NA FBO RETIREMENT PLAN SVCS PO BOX 1533 MINNEAPOLIS, MN 55480-1533	1,547,559.1110	8.97%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,410,900.9430	8.18%
MAINSTAY HIGH YIELD CORPORATE BOND	CLASS R2	TD AMERITRADE TRUST COMPANY CO# 00L71 PO BOX 17748 DENVER, CO 80217-0748	158,814.5510	81.20%
		GPC AS AGENT FOR RELIANCE TRUST COMPANY FBO CAMPBELL'S AUTO EXPRESS 401K PLAN PO BOX 79377 ATLANTA, GA 30357-7377	17,846.5580	9.12%
MAINSTAY INTERNATIONAL EQUITY FUND	CLASS R1	WILMINGTON TRUST RETIREMENT & INSTITUTIONAL SVCS CO AS AGENT FBO ORTHFIX INC INT'L FUN OF FUNDS PO BOX 52129 PHOENIX, AZ 85072-2129	24,107.5630	7.51%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	272,141.3520	84.82%
MAINSTAY DIVERSIFIED INCOME FUND	CLASS I	FREDERICK M ZAPLITNY WANDA J ZAPLITNY JTWROS 518 PENSACOLA DRIVE BAY CITY, MI 48708-6958	3,363.2290	8.73%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF DOLORES R NEIREITER 323 E. RIDGEWOOD AVENUE RIDGEWOOD, NJ 07450-3301	5,914.7790	15.35%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF LILLIAN FARHI JOSEPH FARHI POA 1330 212TH STREET BAYSIDE, NY 11360-1112	2,450.0120	6.36%
		NORTH EAST MEDICAL SERVICES PROFIT SHARING PLAN C/O EDDIE CHAN 1520 STOCKTON STREET SAN FRANCISCO, CA 94133-3354	22,921.6540	59.47%
MAINSTAY BALANCED FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 160 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	717,241.6510	9.06%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	248,640.7100	6.33%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	480,050.4780	13.43%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	664,920.6990	18.61%
	CLASS I	NEW YORK LIFE INSURANCE CO PETER BRIGANDO MANAGING DIRECTOR ATTN: AL GUILIANO 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	920,471.6780	9.41%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 160 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	6,348,367.9250	64.91%
		CHARLES SCHWAB & COMPANY INC ATTN: MUTUAL FUND DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	984,832.2410	10.07%
	CLASS R1	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 160 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,263,125.3870	99.96%
	CLASS R2	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 160 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,814,924.7100	67.68%
MAINSTAY MID CAP CORE FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	270,296.1590	20.18%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	148,173.6690	23.77%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	43,389.7790	6.96%
	CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOC FD 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	102,470.9300	13.82%
		NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	99,563.9530	13.43%
		CHARLES SCHWAB & COMPANY INC ATTN: MUTUAL FUND DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	110,380.6550	14.89%
		MID-CONTINENT MINERALS CORPORATION PENSION PLAN C/O CONNIE KNOLL-BOLDA 915 175TH STREET HOMEWOOD, IL 60430-2058	41,016.4230	5.53%
		BODINE HOURLY-TCM NYLIFE INVESTMENT MANAGEMENT 51 MADISON AVENUE, 2ND FLOOR NEW YORK, NY 10010-1610	146,957.6050	19.83%
MAINSTAY SMALL COMPANY VALUE FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	642,077.4520	10.05%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	168,216.8140	9.97%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	383,695.6940	22.74%
	CLASS I	COUNTY COMM ASSOC OF OHIO TTEE DEF COMPENSATION PLAN C/O FASCORE LLC 8515 E. ORCHARD ROAD #2T2 GREENWOOD VILLAGE, CO 80111-5002	475,303.0550	5.72%
		NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	558,680.1690	6.72%
		CHARLES SCHWAB & COMPANY INC ATTN: MUTUAL FUND DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	896,708.0390	10.79%
		NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	2,748,162.3410	33.06%
MAINSTAY ALL CAP GROWTH FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	260,558.4020	33.61%
	CLASS I	NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	7,108,936.1970	74.88%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,005,830.1520	10.60%
MAINSTAY CASH RESERVES	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	80,780,876.4270	21.10%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	199,238,905.6690	52.05%
	CLASS SW	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BFT OF OUR CUSTOMERS C/O MUTUAL FUNDS DEPT, 5TH FL. 200 LIBERTY STREET 1 WORLD FINANCIAL CENTER NEW YORK, NY 10281-1003	425,917,781.0000	100.00%
MAINSTAY CONSERVATIVE ALLOC FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	130,306.1140	6.17%
	CLASS I	NEW YORK LIFE TRUST COMPANY CUST FOR THE ROLLOVER IRA OF MICHAEL N SWINBURN 7537 TEAK WAY RANCHO CUCAMONGA, CA 91730-1532	11,531.5160	10.89%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE ROLLOVER IRA OF DIANE S MORTON 147 ALAMO HILLS COURT ALAMO, CA 94507-2243	10,345.5320	9.77%
		BB&T COMPANY OF VA CUST FBO IPC PROTOTYPE PLAN C/O CYNTHIA JONES PO BOX 8095 VIRGINIA BEACH, VA 23450-8095	15,013.9710	14.17%
		EVERGREEN TEACHERS ASSOC HEALTH & WELFARE TRUST PO BOX 5057 SAN JOSE, CA 95150-5057	54,238.0970	51.20%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	7,007.0310	6.61%
MAINSTAY FLOATING RATE FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	2,677,592.0310	8.20%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	2,388,217.6610	18.38%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	999,595.2040	7.69%
	CLASS I	RAYMOND JAMES & ASSOC INC FBO HELIOS EDUCATION BIN# 86628760 880 CARILLON PKWY ST. PETERSBRUG, FL 33716-1100	738,525.8060	5.12%
		MAC & CO A/C CABF0480002 ATTN: MUTUAL FUNDS OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230-3198	6,752,095.4000	46.85%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,807,688.5360	12.54%
		WENDEL & CO 792860 C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK, NY 10268-1066	859,562.9820	5.96%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,938,796.9040	13.45%
		NEW YORK LIFE INSURANCE CO MAINSTAY CONSERVATIVE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,434,962.4770	9.96%
MAINSTAY GROWTH ALLOCATION FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	103,518.7080	9.01%
	CLASS I	GUNITE WORKERS LOCAL 345 PO BOX 3345 BURBANK, CA 91508-3345	32,620.7130	28.58%
		EVERGREEN TEACHERS ASSOC HEALTH & WELFARE TRUST PO BOX 5057 SAN JOSE, CA 95150-5057	62,101.2600	54.40%
MAINSTAY GROWTH EQUITY FUND	INVESTOR CLASS	NEW YORK LIFE TRUST COMPANY CUST FOR THE 403B PALN OF ROCHESTER CITY SCHOOLS FBO EDWARD J. WITASZEK PO BOX 10352 ROCHESTER, NY 14610-0352	807.6410	27.58%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,120.4410	72.42%
	CLASS A	NEW YORK LIFE INSURANCE COMPANY ATTN: THOMAS MAHON 51 MADISON AVENUE, ROOM 201 NEW YORK, NY 10010-1603	5,000.000	84.12%
		MICHAEL M. REIFEL TOD REGISTRATION ON FILE 128 COLONIAL PKWY., APT. 4K YONKERS, NY 10710-3827	943.7700	15.88%
	CLASS B	NEW YORK LIFE INSURANCE COMPANY ATTN: THOMAS MAHON 51 MADISON AVENUE, ROOM 201 NEW YORK, NY 10010-1603	5,000.0000	96.34%
	CLASS C	NEW YORK LIFE INSURANCE COMPANY ATTN: THOMAS MAHON 51 MADISON AVENUE, ROOM 201 NEW YORK, NY 10010-1603	5,000.0000	100.00%
	CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	1,454,447.8530	18.81%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	792,382.1500	10.26%
		NEW YORK LIFE INSURANCE COMPANY ATTN: THOMAS MAHON 51 MADISON AVENUE, ROOM 201 NEW YORK, NY 10010-1603	776,509.0790	10.04%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	1,263,340.1230	16.34%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	791,685.4710	10.24%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP CONSERVATIVE ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	512,035.9110	6.62%
		NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCATION FUND 51 MADISON AVENUE, 2ND FL. ATTN: MAGGIE GOODMAN - EIG NEW YORK, NY 10010-1603	860,268.2540	11.12%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	622,567.2310	8.05%
MAINSTAY INCOME MANAGER FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	357,709.0960	9.90%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	47,433.6780	5.87%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	140,582.1150	17.39%
	CLASS I	NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	5,028,916.4140	29.55%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	8,649,976.8400	50.82%
MAINSTAY INDEXED BOND FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,539,674.3360	38.96%
	CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY CONSERVATIVE ALLOCATION 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	4,009,698.3210	11.16%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	5,222,419.1760	14.53%
		NEW YORK LIFE FOUNDATION C/O MR. CHARLES HOLEK 51 MADISON AVENUE, ROOM 504 NEW YORK, NY 10010-1603	3,676,398.6010	10.23%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	15,110,252.0330	42.04%
MAINSTAY INTERMEDIATE TERM BOND FUND	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	600,249.2860	27.19%
		CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	272,893.4970	21.36%
	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	35,474.4030	6.62%
	CLASS C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN: PETER BOOTH 333 W. 34TH ST., 7TH FLOOR NEW YORK, NY 10001-2402	137,064.2030	10.49%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	318,394.6260	24.36%
	CLASS I	NEW YORK LIFE INS CO. AGENTS HEALTH AND LIFE BENEFITS TRUST LIFE BENEFITS C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	2,147,570.8560	15.21%
		NEW YORK LIFE INSURANCE CO MAINSTAY CONSERVATIVE ALLOCATION FUND C/O MAGGIE GOODMAN 1180 AVENUE OF THE AMERICAS, FL. 22 NEW YORK, NY 10036-8401	960,029.5170	6.80%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND C/O MAGGIE GOODMAN 1180 AVENUE OF THE AMERICAS, FL. 22 NEW YORK, NY 10036-8401	1,250,280.7120	8.85%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,496,518.2870	10.60%
		NEW YORK LIFE INS CO. TRUST LIFE BENEFITS C/O MARIA MAUCERI 51 MADISON AVENUE, ROOM 511 NEW YORK, NY 10010-1603	2,042,373.8710	14.46%
		NEW YORK INSURANCE CO C/O RICHARD SCHWARTZ 51 MADISON AVENUE, ROOM 201 NEW YORK, NY 10010-1603	2,568,389.0580	18.18%
		NEW YORK LIFE SEPARATE ACCOUNTS ATTN: CAROL MEYER C/O DARREL THOMPSON 101 BARCLAY ST., 8 EAST FL. NEW YORK, NY 10286-0001	1,630,307.5610	11.54%
MAINSTAY MODERATE ALLOCATION FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	219,276.2870	6.46%
	CLASS I	PLASTER TENDERS CONST & GEN LABORERS LOCAL NO 802 ATTN: DEBRA A BAKER 540 N MARINE AVENUE WILMINGTON, CA 90744-5528	32,185.9430	6.75%
		MACHINISTS AUTO TRADES DISTRICT LODGE 190 7717 OAKPORT STREET OAKLAND, CA 94621-2026	30,348.5740	6.36%
		ATPA ADMR OPERATING ENGINEERS 401K RETIREMENT SAVINGS PLAN ATTN: ACCOUNTING DEPARTMENT 1640 S LOOP ROAD ALAMEDA, CA 94502-7089	55,154.2130	11.56%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	38,933.7580	8.16%
		PATTIE A CLAY INFIRMARY ASSOCIATION INC C/O ROBERT HUDSON EASTERN BY-PASS PO BOX 1600 RICHMOND, KY 40476-2603	56,484.4650	11.84%
		EVERGREEN TEACHERS ASSOC HEALTH & WELFARE TRUST PO BOX 5057 SAN JOSE, CA 95150-5057	56,317.9350	11.80%
MAINSTAY MODERATE GROWTH ALLOCATION FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	198,803.6720	8.36%
	CLASS I	DERREL D HARDY FRANCES HARDY JWTROS 10386 ENRAMADA DRIVE LA GRANGE, CA 95329-8629	4,682.7070	6.46%
		PATRICIA A POPE 602 PLAZA DE LAS SIERRAS MODESTO, CA 95350-3501	4,682.7070	6.46%
		THE GARY M & PATRICIA J O'NEILL REVOCABLE LIVING TRUST GARY M & PATRICIA J O'NEILL TTEE 1203 RIMER DRIVE MORAGA, CA 94556-1726	25,808.7910	35.61%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF ALLEN R PUFAHL 78 KAMILA PLACE KULA, HI 96790-7936	6,476.6840	8.94%
		THOMAS T HOLSMAN AND ANN M HOLSMAN JT TEN 909 HELIX DRIVE CONCORD, CA 94518-3446	6,331.4200	8.73%
		JAMES WILLIAMS TRST UTU MTA TRUST FUND EMP PSP FBO JULIE MIZUSHIMA 1800 S NELSON STREET, APT. 190 WEST COVINA, CA 91792-1435	7,452.0250	10.28%
MAINSTAY SHORT TERM BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	764,859.2700	21.72%
	CLASS I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	415,418.3040	10.50%
		CHARLES SCHWAB & CO INC SPL CUSTODY A/C FOR BNFT CUST C/O STEVEN SEARS ATTN: MUTUAL FUNDS 101 MONTGOMERY SAN FRANCISCO, CA 94104	868,304.0540	21.95%
		NEW YORK LIFE INSURANCE CO LIFESTYLES SA# 20 ATTN: CAROL MEYER C/O AL GUILIANO 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	801,468.1220	20.26%
MAINSTAY 130/30 CORE FUND	INVESTOR CLASS	NEW YORK LIFE TRUST CO CUST FOR THE IRA OF BARRY J VAN DYKE 2303 BIRNAM WOODS TERRACE MIDLOTHIAN, VA 23112-4147	497.3960	7.25%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF GREGORY SPYROPOULOUS 11 COLUMBINE ROAD NORWOOD, MA 02062-3004	431.6930	6.29%
		SCOTT D BROWN KATHERINE A BROWN JWTROS 1106 GEORGIA AVENUE NORFOLK, NE 68701-2736	389.3780	5.67%
		PETER BRUKASZ AGNIESZKA BRUKASZ JWTROS 1730 W SUPERIOR	860.5850	12.54%
		KARA DIRST TOD REGISTRATION ON FILE 1204 GULFSTREAM PARKWAY LIBERTYVILLE, IL 60048-5203	730.5190	10.65%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF RANDY J TAYLOR 2833 S LAKE BOULEVARD VIOLET, LA 70092-3503	1,071.6440	15.62%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,880.1840	41.98%
	CLASS A	CHRISTOPHER O BLUNT 9 YARMOUTH ROAD NORWALK, CT 06853-1842	4,977.7400	9.28%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	32,658.0050	60.87%
		ROBERT J SANKEY PLUMBING & HEATING INC ROBERT J SANKEY TTEE 80 LEWIS PARKWAY YONKERS, NY 10705-2526	3,410.4570	6.36%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA OF WALTER LAUZAU 357 RAMBLING ROAD EAST AMHERST, NY 14051-1371	3,363.5150	6.27%
	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	39,968.2420	72.56%
		NFS LLC FEBO NFS/FMTC IRA FBO ROBERT D REIGHARD 1438 PRICKLEY PEAR DRIVE BILLINGS, MT 59105-1957	4,650.3500	8.44%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	2,078,027.5360	9.83%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE ALLOCATION C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	2,641,794.0750	12.50%
		NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,801,504.3110	8.53%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	3,417,823.2190	16.17%
		NEW YORK LIFE INSURANCE COMPANY ATTN: THOMAS MAHON 51 MADISON AVENUE, ROOM 201 NEW YORK, NY 10010-1603	2,495,000.0000	11.81%
		NEW YORK LIFE INSURANCE CO MAINSTAY CONSERVATIVE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	2,988,011.4420	14.14%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	2,676,665.8540	12.67%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP CONSERVATIVE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,263,952.3920	5.98%
MAINSTAY 130/30 GROWTH FUND	INVESTOR CLASS	JAMES M YOUNG JAMIE C YOUNG TEN COM 7655 GRIMM ROAD SHREVEPORT, LA 71107-3450	961.5780	9.54%
		CHRISTINE C KALINA-STETSON TOD REGISTRATION ON FILE 3847 WEST EDDY STREET CHICAGO, IL 60618-5013	1,019.4620	10.12%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,582.6450	25.63%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA ROLLOVER OF GARY T SMITH 18320 INDEX STREET NORTHRIDGE, CA 91326-2529	791.7880	7.86%
	CLASS A	NFS LLC FEBO MATTHEW VAHL ERIN MOLLOY VAHL 1419 PINE COVE COURT DARIEN, IL 60561-4999	1,791.4410	5.78%
		NFS LLC FEBO PATRICIA TRUMPFHELLER 133 E WASHINGTON STREET BATH, NY 14810-1318	3,137.0450	10.13%
		NFS LLC FEBO JEAN S CROSBY 7181 COUNTY ROUTE 13 BATH, NY 14810-7901	4,496.7880	14.52%
		NFS LLC FEBO JOSEPH P SLATTERY 11815 LEGEND MANOR DRIVE HOUSTON, TX 77082-3079	2,307.2000	7.45%
		NFS LLC FEBO NFS/FMTC ROLLOVER IRA FBO THOMAS C KLOTZ 70 VERDE KENNER, LA 70065-1029	2,557.3540	8.26%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,500.0000	8.07%
	CLASS C	NFS LLC FEBO ROBERT N HOROWITZ MARCIA L STEFANICK 1712 WILLIAM HENRY COURT LOS ALTOS, CA 94024-6143	1,662.8780	6.69%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,500.0000	10.06%
		MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	16,401.4140	65.98%
	CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	1,293,903.8460	17.05%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	965,515.0190	12.72%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	740,960.0780	9.76%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	683,643.8740	9.01%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,032,301.9620	13.60%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	1,308,446.4550	17.24%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP CONSERVATIVE ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	656,347.2380	8.65%
MAINSTAY 130/30 HIGH YIELD FUND	INVESTOR CLASS	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,699.3250	100.00%
	CLASS A	NFS LLC FEBO ANTOINETTE F COHEN 86 HIGHLAND ROAD SCARSDALE, NY 10583-1808	18,867.9250	5.34%
		PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	39,370.0790	11.14%
		CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENEFIT CUSTOMERS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	112,303.3110	31.79%
		NFS LLC FEBO JANE LYNN ROBERTS 24 INWOOD CIRCLE CHATHAM, NJ 07928-1808	36,319.6130	10.28%
	CLASS C	MS&CO FBO ROBERT J O'HALLORAN TTEE TODD D MORGAN TRUST #2 U/A DTD 04/01/1976 11431 MANOR LEAWOOD, KS 66211-29332	10,314.8970	15.46%
		MS&CO C/F WILLIAM J LYNN IRA ROLLOVER DATED 10/29/02 4823 WEST 90TH STREET SHAWNEE MISSION, KS 66207-2205	4,853.7320	7.27%
		MS&CO FBO MAGERS ENTERPRISES II LLP 2776 SOUTH CAMPBELL SPRINGFIELD, MO 65807-3506	10,314.8970	15.46%
		MS&CO FBO LANCE C MELBER TOD LISSA MELBER SUBJ TO STA RULES 4901 WEST 144TH TERRACE LEAWOOD, KS 66224-3739	4,853.7320	7.27%
		MS&CO FBO B ROBERTS K ROBERTS & R CARLILE TRUST U/A DTD 8/19/1986 124 FORRER ROAD DAYTON, OH 45419-3039	4,853.7320	7.72%
		MS&CO FBO J R BEHNKEN & K A BEHNKEN CO-TTEE JOHN R BEHNKEN LVG TRUST U/A DTD 04/04/2003 13205 HOWE DRIVE LEAWOOD, KS 66209-4111	4,847.8480	7.72%
		MS&CO FBO JANIS M STEINBRECHER 10824 CEDAR NILES CIRCLE OLATHE, KS 66061-7472	4,853.7320	7.27%
		MS&CO C/F MARK AEDER IRA STANDARD/SEP DTD 11/05/2002 24050 TIMBERLANE DRIVE BEACHWOOD, OH 44122-1542	4,854.3690	7.28%
	CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY CONSERVATIVE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	770,348.2720	5.54%
		CHARLES SCHWAB & COMPANY INC ATTN: MUTUAL FUND DEPARTMENT 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	2,350,532.8810	16.89%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP CONSERVATIVE ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	1,172,011.0000	8.42%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	965,460.3630	6.94%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	1,119,290.0190	8.04%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	1,081,489.1480	7.77%
		NEW YORK LIFE INSURANCE COMPANY C/O RICHARD SCHWARTZ 51 MADISON AVENUE, ROOM 201 NEW YORK, NY 10010-1603	4,995,000.0000	35.90%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,023,378.4040	7.35%
MAINSTAY 130/30 INTERNATIONAL FUND	INVESTOR CLASS	NEW YORK LIFE TRUST CO CUST FOR THE IRA OF DANA M HUGHES PO BOX 1352 GRAND ISLAND, NY 14072-8352	2,512.0260	13.25%
		MIMMIE L COLEMAN BRIAN L COLEMAN JT THEN 1207 WILD CHERRY DRIVE CARROLLTON, TX 75010-1069	1,447.3680	7.63%
		PETER BRUKASZ AGNIESZKA BRUKASZ JWTROS 1730 W SUPERIOR ST., APT. 3E CHICAGO, IL 60622-5659	986.1930	5.20%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,860.4120	15.08%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF BRUCE V ZILLMER 181 N FAIRWAY DRIVE WEST HOODSPORT, WA 98548-9633	1,310.1950	6.91%
		BARBARA A ROLLINGS TOD REGISTRATION ON FILE PO BOX 507 DUE WEST, SC 29639-0507	1,472.6930	7.77%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF ANITA C BOELL 3709 NE 80TH STREET VANCOUVER, WA 98665-1148	1,849.6180	9.75%
	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC - FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE, FL 32246-6484	1,097.5610	8.43%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,510.1570	19.27%
		ELIZABETH S PERMAR TOD REGISTRATION ON FILE 6421 MOUNTAIN RIDGE ROAD TRUSSVILLE, AL 35173-5135	2,835.5390	21.77%
		EASTMONT ELECTRIC CO INC 401K & PSP STEPHEN JOHNSTON TTEE 130 MARKET PLACE MONTGOMERY, AL 36117-4906	1,202.5170	9.23%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE SEP IRA OF CHARLES R PHILLIPS 10 FOOTBRIDGE LANE DOVER, NH 03820-5492	4,177.6950	32.08%
		RUPESH J KOTIYA 3818 HOLLAND AVENUE, APT. 306 DALLAS, TX 75219-6717	715.2110	5.49%
	CLASS C	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,507.5030	29.12%
		RBC CAPITAL MARKETS CORP FBO GERALD A WHITTON JANICE WHITTON JT TEN/WROS 3350 THOMAS STREET, SPC 2 FAIRBANKS, AK 99709-3850	2,091.7640	24.30%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE SEP IRA OF ED L COATES 4425 COUNTRY GARDEN ROAD BILLINGS, MT 59105-5901	1,902.4970	22.10%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,158,762.5250	8.80%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	1,519,259.4390	11.54%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	1,533,961.1450	11.80%
		NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,438,398.7330	10.93%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	1,436,212.0410	10.91%
		NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOCATION FUND C/O TONY ELAVIA 51 MADISON AVENUE, 2ND FLOOR - LOBBY 2 ATTN: MAGGIE GOODMAN - EIG GROUP NEW YORK, NY 10010-1610	2,260,779.4970	17.17%
		NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS, FL. 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK, NY 10036-8401	2,052,199.7080	15.59%
MAINSTAY RETIREMENT 2010 FUND	INVESTOR CLASS	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,573.9170	52.81%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE IRA ROLLOVER KATHLEEN YEN-PING CHANG 19448 BAELEN STREET ROWLAND HEIGHTS, CA 91748-4042	963.6440	19.77%
	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	505,592.0710	90.24%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	530,460.8510	19.41%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,169,448.9140	79.38%
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,188.7760	32.18%
		DENNIS ANDERSON FBO HCT PACKAGING INC 401(K) PROFIT SHARING PLAN & TRUST 745 ROUTE 202-206 SUITE 302 BRIDGEWATER, NJ 08807-1758	6,721.5590	67.82%
	CLASS R3	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	108,923.0990	97.72%
MAINSTAY RETIREMENT 2020 FUND	INVESTOR CLASS	NEW YORK LIFE TRUST CUST SIMPLE IRA G&L PHARMACY NDFI SIMPLE IRA GREGORY N FLAX 1012 W MAIN STREET NESS CITY, KS 67560-1447	3,011.6340	5.47%
		NEW YORK LIFE TRUST CUST SIMPLE IRA GEORGE J WEINER ASSOCIATES LLP NDFI TERRENCE L WOLF 119 GREAT CIRCLE ROAD LANDENBERG, PA 19350-9110	17,672.5880	32.12%
		NEW YORK LIFE TRUST CUST SIMPLE IRA G&L PHARMACY NDFI SIMPLE IRA LISA E FLAX 1012 W MAIN STREET NESS CITY, KS 67560-1447	3,031.8260	5.51%
	CLASS A	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	616,056.3220	85.93%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	532,0626.4530	18.78%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,222,807.5740	78.45%
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,467.4060	53.47%
		DENNIS ANDERSON FBO HCT PACKAGING INC 401(K) PROFIT SHARING PLAN & TRUST 745 ROUTE 202-206 SUITE 302 BRIDGEWATER, NJ 08807-1758	3,017.9530	46.53%
	CLASS R3	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	190,699.2910	98.65%
MAINSTAY RETIREMENT 2030 FUND	INVESTOR CLASS	NEW YORK LIFE TRUST CUST SIMPLE IRA CHILDRENS HEALTH CENTER LLC NDFI SI TODD PULLIN 1425 GUMPOINT ROAD BRANCH, LA 70516-3217	2,224.1100	6.38%
		NEW YORK LIFE TRUST COMPANY CUST FOR THE 403B PLAN OF RIVERDALE SCHOOL DISTRICT FBO JENNIFER L MAU 6124 N SHERIDAN ROAD CLOVIS, CA 93619-9039	3,421.5950	9.81%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,660.5310	7.63%
		NEW YORK LIFE TRUST CUST SIMPLE IRA LUCK $ ALBRITE INC NDFI SIMP-IRA GREG A HEISHMAN 12814 BRENTTOWN COURT NOKESVILLE, VA 20181-2735	4,281.0420	12.28%
		NEW YORK LIFE TRUST CUST SIMPLE IRA G&L PHARMACY NDFI SIMPLE IRA KAREN D STOECKLEIN 1010 WEST MAIN STREET NESS CITY, KS 67560-1447	1,899.5520	5.45%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	641,347.0410	87.14%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	434,827.8490	11.39%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,374,028.0400	88.39%
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,765.0600	42.63%
		DENNIS ANDERSON FBO HCT PACKAGING INC 401(K) PROFIT SHARING PLAN & TRUST 745 ROUTE 202-206 SUITE 302 BRIDGEWATER, NJ 08807-1758	5,067.2260	57.37%
	CLASS R3	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	552,101.7440	99.50%
MAINSTAY RETIREMENT 2040 FUND	INVESTOR CLASS	NEW YORK LIFE TRUST CO CUST FOR THE IRA OF BRYAN M CASE 617 CANDLESTICK LANE NEWARK, DR 19702-5905	1,671.7010	6.28%
		NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,665.5080	10.02%
		NEW YORK LIFE TRUST CUST SIMPLE IRA JAMES H COLVIN PLC DBA COLVIN LAW COLE B SMITH 636 PICKETTS MILL DRIVE SHREVEPORT, LA 71115-3862	3,152.8760	11.85%
	CLASS A	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	25,720.3630	6.75%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	330,909.9400	86.82%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	331,994.5030	17.57%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	1,540,374.6840	81.54%
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	3,888.0250	18.30%
		DENNIS ANDERSON FBO HCT PACKAGING INC 401(K) PROFIT SHARING PLAN & TRUST 745 ROUTE 202-206 SUITE 302 BRIDGEWATER, NJ 08807-1758	17,363.1750	81.70%
	CLASS R3	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	444,856.4960	99.41%
MAINSTAY RETIREMENT 2050 FUND	INVESTOR CLASS	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	2,706.8150	16.06%
		NEW YORK LIFE TRUST CO CUST FOR THE IRA OF WILLIAM C WILSON 95 HIGH STREET LOCKPORT, NY 14094-4337	1,306.1120	7.75%
		NEW YORK LIFE TRUST CUST SIMPLE IRA HILLSIDE OIL COMPANY INC NDFI SIM-I JAMES L SELLERS JR 161 MANCHESTER DRIVE RISING SUN, MD 21911-1714	5,564.4170	33.01%
	CLASS A	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	25,868.9880	20.92%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	93,941.6820	75.98%
	CLASS I	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	335,240.0870	27.06%
		NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	878,596.6560	70.91%
	CLASS R2	NEW YORK LIFE INVESTMENT MGMT ATTN: AL LEIER 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	4,019.2930	72.37%
		DENNIS ANDERSON FBO HCT PACKAGING INC 401(K) PROFIT SHARING PLAN & TRUST 745 ROUTE 202-206 SUITE 302 BRIDGEWATER, NJ 08807-1758	1,534.7280	27.63%
	CLASS R3	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	247,179.0820	98.93%